     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 15, 1999

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ATLANTIC RICHFIELD COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and stated how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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
           [LOGO]

                      PROPOSED BP AMOCO--ARCO COMBINATION
                          YOUR VOTE IS VERY IMPORTANT

    The boards of directors of Atlantic Richfield Company and BP Amoco p.l.c. have approved a merger agreement that would result in ARCO being owned by BP Amoco. The combined group would constitute one of the world's largest integrated oil and gas companies by market capitalization.

    If the combination of BP Amoco and ARCO is completed, BP Amoco will deliver to you, in exchange for each share of ARCO common stock that you own, 0.82 of an American depositary share of BP Amoco. Each BP Amoco American depositary share represents six BP Amoco ordinary shares. Alternatively, if you follow certain procedures described later in this proxy statement/prospectus, you may elect to receive, in exchange for each share of ARCO common stock that you own, 4.92 BP Amoco ordinary shares. BP Amoco American depositary shares trade on the New York Stock Exchange and BP Amoco ordinary shares trade on the London Stock Exchange under the symbol "BPA." You will be paid cash instead of receiving any fractional share interests. On July 9, 1999, the closing price of BP Amoco American depositary shares as reported on the New York Stock Exchange Composite Tape was $114 3/16 per share, the closing mid-market quotation of BP Amoco ordinary shares on the London Stock Exchange was L12.20 per share, and the conversion rate between dollars and pounds was $1.5515 per pound.

    If BP Amoco completes a proposed one-for-one subdivision of its ordinary share capital prior to the merger, the number of BP Amoco ADSs or BP Amoco ordinary shares you will receive for each share of ARCO common stock will be doubled. The proposed share subdivision would not occur prior to the date of the ARCO special meeting.

    Shares of ARCO $3.00 preference stock and $2.80 preference stock will remain outstanding. Holders of ARCO preference stock will not receive any stock or cash in connection with the merger of BP Amoco and ARCO unless they convert their ARCO preference stock into ARCO common stock prior to completion of the merger.

    At a special meeting of ARCO's shareholders, you will be asked to vote on the merger agreement. The merger cannot be completed unless holders of a majority of the combined voting power of ARCO's outstanding common stock and preference stock, voting together as a single class, affirmatively vote to adopt the merger agreement. Under Delaware law, holders of ARCO common stock or preference stock are not entitled to dissenters' rights in connection with the merger.

    THE ARCO BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING.

    The special meeting will be held on August 30, 1999, at 11:00 a.m. local time, at the Los Angeles Marriott Downtown, 333 South Figueroa Street, Los Angeles, California.

    July 9, 1999 is the record date for the determination of shareholders entitled to notice of and to vote at the ARCO special meeting.

    Please read this entire proxy statement/ prospectus carefully for detailed information about the BP Amoco-ARCO combination. This document incorporates by reference information from other documents that you can obtain free of charge.

    YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the special meeting, please vote your shares (1) by filling out, signing and dating the proxy card and returning it by mail, (2) by submitting a proxy by telephone or
(3) by submitting a proxy via the Internet as instructed on the proxy card. If you fail to vote your shares, the effect will be the same as a vote against the merger. I urge you to vote FOR the merger.

                                 Mike R. Bowlin
                           Chairman of the Board and
                            Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved the merger described in this proxy statement/prospectus or the securities to be issued in the merger, nor have they passed upon the adequacy or accuracy of this proxy statement/prospectus. Furthermore, the Securities and Exchange Commission has not determined the fairness or merits of the merger. Any representation to the contrary is a criminal offense. This proxy statement/prospectus is not an offer to sell securities and it is not soliciting an offer to buy securities in any jurisdiction where offers or sales are not permitted.

    This proxy statement/prospectus is dated July 15, 1999 and was first mailed to ARCO shareholders on July 16, 1999.

           [LOGO]

                           ATLANTIC RICHFIELD COMPANY
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date: August 30, 1999
Time: 11:00 a.m.
Place: Los Angeles Marriott Downtown
     333 South Figueroa Street
     Los Angeles, California

Purpose: Vote on (a) the proposed adoption of the merger agreement among ARCO, BP Amoco and a U.S. subsidiary of BP Amoco and (b) any other matters that are properly presented for consideration at the meeting.

Record Date: July 9, 1999

IF YOU PLAN TO ATTEND:

All ARCO shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration and seating will begin at 10:00 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of July 9, 1999. Parking is available in the building. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

    Your board of directors has determined that the terms of the merger agreement and the merger are advisable and in your best interests and has approved the merger agreement and the merger. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING.

    Your vote is important. It will be helpful to us if you will read the accompanying proxy statement/ prospectus and the voting instructions on the proxy card, and then vote (1) by filling out, signing and dating the proxy card and returning it by mail, (2) by submitting a proxy by telephone or (3) by submitting a proxy via the Internet as instructed on the proxy card. If you submit a proxy without specifying the manner in which you would like your shares to be voted, your shares will be voted FOR adoption of the merger agreement. If your shares are held in "street name," you must instruct your broker in order to vote. If you fail to vote your shares by submitting your proxy, instructing your broker or voting in person at the shareholders' meeting, the effect will be the same as a vote against the merger.

By order of the board of directors,

Bruce G. Whitmore                         Los Angeles, California

Senior Vice President,                    July 15, 1999

General Counsel and
Corporate Secretary

                             QUESTIONS AND ANSWERS

                         THE BP AMOCO--ARCO COMBINATION

Q.         WHY ARE BP AMOCO AND ARCO PROPOSING A
           COMBINATION OF THE TWO COMPANIES?
A.         The boards of directors of BP Amoco and
           ARCO believe that combining the two
           companies' complementary oil and gas
           assets around the world will result in
           an enterprise with a stronger strategic
           position, will enhance efficiencies and
           cost competitiveness, and will create
           significant opportunities for growth.
Q.         HOW WILL THE COMBINATION BE
           ACCOMPLISHED?
A.         ARCO will merge with a U.S. subsidiary
           of BP Amoco, with the result that ARCO
           will be owned by BP Amoco.
Q.         WHAT WILL ARCO SHAREHOLDERS RECEIVE IF
           THE COMBINATION IS COMPLETED?
A.         For each share of ARCO common stock,
           shareholders will receive 0.82 of a BP
           Amoco ADS or, if properly elected by
           the shareholder, 4.92 BP Amoco ordinary
           shares. Holders of ARCO common stock
           will receive cash instead of any
           fractional interest in a BP Amoco ADS.
           For this purpose, BP Amoco ordinary
           shares in lots less than six are
           considered a fractional interest in a
           BP Amoco ADS. Shares of ARCO $3.00
           preference stock and $2.80 preference
           stock will remain outstanding unless
           converted into common stock prior to
           completion of the combination. Holders
           of ARCO preference stock who convert
           after completion of the combination
           will receive at that time 0.82 of a BP
           Amoco ADS for each share of ARCO common
           stock they would otherwise have been
           entitled to.
           BP Amoco has proposed a one-for-one
           subdivision of its ordinary share
           capital, subject to the approval of BP
           Amoco shareholders at the extraordinary
           general meeting described in this proxy
           statement/ prospectus at page 19. If
           the proposed share subdivision is
           approved by the requisite vote of BP
           Amoco shareholders and otherwise
           becomes effective prior to the
           effective time of the merger, then the
           exchange ratio in the combination will
           be 1.64 BP Amoco depositary shares, or
           9.84 BP Amoco ordinary shares, for each
           share of ARCO common stock. The
           proposed share subdivision would not
           occur prior to the date of the ARCO
           special meeting.
Q.         WHAT IS A BP AMOCO ADS?
A.         A BP Amoco ADS is an American
           depositary share that represents six BP
           Amoco ordinary shares. BP Amoco's
           proposed share subdivision will not
           affect the ratio of six BP Amoco
           ordinary shares to one BP Amoco ADS. An
           ADS allows U.S. shareholders to more
           easily hold and trade interests in BP
           Amoco on U.S. markets. Morgan Guaranty
           Trust Company of New York will be the
           depositary for the BP Amoco ADSs and
           will issue the BP Amoco ADSs and hold
           the BP Amoco ordinary shares
           represented by the ADSs.
Q.         WHAT DO I NEED TO DO TO CHOOSE BP AMOCO
           ADSS OR BP AMOCO ORDINARY SHARES?
A.         A holder of ARCO common stock will
           receive BP Amoco ADSs unless the holder
           specifically elects within 42 days of
           the completion of the merger to receive
           BP Amoco ordinary shares and will
           receive instructions for making this
           election after the completion of the
           merger. ARCO shareholders who own
           shares of ARCO common stock in "street
           name" through a bank, broker or other
           financial institution should seek
           advice from their financial
           institutions with regard to making an
           election for BP Amoco ordinary shares.
           Such shareholders may be required by
           their financial institutions to give
           instructions on that election prior to
           completion of the merger.
           Choosing BP Amoco ordinary shares will
           relieve BP Amoco of its obligation to
           pay, under current U.K. tax laws, a
           1.5% tax on the value of the BP Amoco
           ordinary shares

           underlying BP Amoco ADSs which you
           would otherwise receive, and there is
           therefore an advantage to BP Amoco in
           your choosing ordinary shares. However,
           you should consider carefully the
           advantages of BP Amoco ADSs before you
           make such a choice. You should
           carefully read the answer to the next
           question.
Q.         WHAT ARE THE ADVANTAGES OF CHOOSING BP
           AMOCO ADSS RATHER THAN BP AMOCO
           ORDINARY SHARES?
A.         Most non-institutional holders of ARCO
           common stock will prefer to receive BP
           Amoco ADSs instead of BP Amoco ordinary
           shares for the following reasons: (1)
           dividends on BP Amoco ADSs are paid in
           U.S. dollars, whereas dividends on BP
           Amoco ordinary shares are paid in
           pounds sterling; (2) BP Amoco ADSs
           trade on North American exchanges,
           including the New York Stock Exchange,
           whereas BP Amoco ordinary shares do not
           trade on any North American exchanges;
           and (3) unlike BP Amoco ordinary
           shares, trading of BP Amoco ADSs in the
           U.S. is not subject to U.K. stamp tax.
           Your rights as a holder of BP Amoco
           ADSs will in some cases be different
           from the rights of a holder of BP Amoco
           ordinary shares. For example, you, as
           an individual holder of ADSs, will be
           entitled to attend, speak and vote at
           BP Amoco shareholders' meetings if you
           hold your BP Amoco ADSs directly. If,
           however, you hold BP Amoco ADSs through
           a brokerage account or otherwise in
           "street name," you will not be entitled
           to attend or speak at a meeting, but
           you will be able to vote your ADSs by
           instructing the depositary. A
           description of the rights of holders of
           BP Amoco ADSs is set forth under
           "Description of BP Amoco American
           Depositary Shares" on page 116.
Q.         WHAT ARE THE TAX CONSEQUENCES TO ARCO
           SHAREHOLDERS OF THE COMBINATION?
A.         The exchange of ARCO common stock for
           BP Amoco ADSs or BP Amoco ordinary
           shares is generally tax-free for U.S.
           holders except for any gains on cash
           received instead of fractional
           interests in BP Amoco ADSs. This is
           also true for those holders of ARCO
           preference stock who become holders of
           ARCO common stock by converting their
           shares of preference stock prior to the
           merger.
Q.         WHEN WILL THE COMBINATION BE COMPLETED?
A.         BP Amoco and ARCO are working to
           complete the combination later this
           year. Because completion is subject to
           shareholder and governmental approvals,
           the companies cannot predict the exact
           timing.
Q.         HOW DO THE DIVIDENDS PAID ON BP AMOCO
           ADSS AND ORDINARY SHARES COMPARE WITH
           THE DIVIDENDS PAID IN THE PAST ON MY
           SHARES OF ARCO COMMON STOCK?
A.         Like ARCO, BP Amoco normally pays
           dividends four times a year and
           announces dividends in U.S. dollars.
           Holders of BP Amoco ADSs automatically
           receive their dividends in U.S.
           dollars, while holders of BP Amoco
           ordinary shares receive their dividends
           in pounds sterling.
           ARCO paid total dividends of $2.85 on
           each share of ARCO common stock over
           its most recent four quarters. BP
           Amoco's total dividends for the same
           period were $2.82 on each BP Amoco ADS
           (including an associated U.K. tax
           credit for U.S. holders), equivalent to
           $2.3124 per share of ARCO common stock,
           based on conversion into BP Amoco ADSs
           at the exchange ratio. Of course,
           future dividends of BP Amoco will be
           dependent on the company's future
           earnings, financial condition and other
           factors.

                            THE ARCO SPECIAL MEETING

Q.         WHEN IS THE SPECIAL MEETING AND WHAT IS
           ITS PURPOSE?
A.         The special meeting of ARCO
           shareholders will be held at 11:00 a.m.
           local time, on August 30, 1999, at the
           Los Angeles Marriott Downtown, 333
           South Figueroa Street, Los Angeles,
           California. At the special meeting,
           ARCO shareholders of record will be
           asked to consider and vote upon a
           proposal to adopt the merger agreement.
Q.         WHY AM I RECEIVING THIS PROXY
           STATEMENT/ PROSPECTUS AND PROXY CARD?
A.         You are receiving a proxy statement/
           prospectus and proxy card because you
           own shares of stock in ARCO. This proxy
           statement/prospectus describes a
           proposal to adopt the merger agreement
           on which ARCO would like you, as a
           shareholder, to vote. It also gives you
           information on ARCO, BP Amoco and other
           background information so that you can
           make an informed decision.
           When you cast your vote using the proxy
           card or by submitting your proxy by
           telephone or via the Internet, you also
           appoint Allan Comstock, Terry Dallas
           and Bruce Whitmore as your
           representatives, or proxies, at the
           meeting. They will vote your shares at
           the meeting as you have instructed them
           on the proxy card or when submitting
           your proxy by telephone or via the
           Internet. This way, your shares will be
           voted whether or not you attend the
           special meeting. Even if you plan to
           attend the meeting, it is a good idea
           to cast your vote in advance of the
           meeting in case your plans change.
           The board of directors of ARCO knows of
           no other business to be presented at
           the meeting. If any matters other than
           the adoption of the merger agreement
           are properly presented for
           consideration at the meeting, Messrs.
           Comstock, Dallas and Whitmore, as your
           proxies, will vote, or otherwise act,
           on your behalf in accordance with their
           judgment on such matters.
Q.         WHAT AM I VOTING ON?
A.         You will vote on a proposal to adopt
           the merger agreement in connection with
           the proposed merger of ARCO and BP
           Amoco.
Q.         WHO CAN VOTE?
A.         All record holders of ARCO common and
           preference stocks at the close of
           business on July 9, 1999 are entitled
           to vote together as one class.
Q.         WHO CAN ATTEND THE MEETING?
A.         All ARCO shareholders as of the record
           date, or their duly appointed proxies,
           may attend the meeting. If you hold
           your shares in "street name" (that is,
           through a broker or other nominee), you
           will need to bring a copy of a
           brokerage statement reflecting your
           stock ownership as of the record date.
           Everyone must check in at the
           registration desk at the meeting. You
           may be asked to present valid picture
           identification.
Q.         HOW DO I VOTE?
A.         You may choose one of three ways to
           cast your vote:
           1.  By mail: Complete, date, sign and
           mail the proxy card in the enclosed
               postage pre-paid envelope.
           2.  By telephone: Call 1-877-779-8683
           toll free from the U.S. and Canada to
               submit your proxy.
           3.  Via the Internet: Access the
           Worldwide Web site at
               www.eproxyvote.com/arc to submit
               your proxy.
           Voting by telephone and via the
           Internet is available 24 hours a day, 7
           days a week.
           You may also vote in person at the
           meeting. ARCO will pass out written
           ballots to anyone who wants to vote at
           the meeting. If you hold your shares in
           street name, you must request a legal
           proxy from your stockbroker or other
           nominee in order to vote at the
           meeting.
Q.         WHAT HAPPENS IF I DO NOT INDICATE MY
           PREFERENCE FOR OR AGAINST ADOPTION OF
           THE MERGER AGREEMENT?
A.         If you submit a proxy without
           specifying the manner in which you
           would like your

           shares to be voted, your shares will be
           voted FOR adoption of the merger
           agreement.
Q.         WHAT IF I VOTE AND THEN CHANGE MY MIND?
A.         You can revoke your proxy by writing to
           ARCO, by submitting a new proxy via
           mail, telephone or the Internet, or by
           attending the meeting and casting your
           vote in person. Your last vote will be
           the vote that is counted.
Q.         HOW MANY VOTES DO YOU NEED TO HOLD THE
           MEETING?
A.         Shares are counted as present at the
           meeting if the shareholder either:
           (1)  is present and votes in person at
           the meeting, or
           (2)  has properly voted by submitting a
                proxy via mail, telephone or
                Internet.
           Shares representing at least a majority
           of the votes entitled to be cast on a
           particular matter must be present at
           the meeting in order to conduct
           business. This is called a quorum.
           As of the record date, July 9, 1999,
           ARCO had 322,381,434 shares of common
           stock, 48,539 shares of $3.00
           preference stock and 550,921 shares of
           $2.80 preference stock outstanding.
           Each holder of $3.00 preference stock
           will have the right to sixteen votes
           for each share held, and each holder of
           $2.80 preference stock will have the
           right to four votes for each share
           held. Holders of ARCO common stock will
           have the right to one vote for each
           share held. The holders of the
           preference stocks therefore have the
           right to cast a total of 2,980,308
           votes, and the holders of common stock
           have the right to cast a total of
           322,381,434 votes. As of the record
           date, ARCO directors and executive
           officers and their affiliates owned
           less than 1% of the shares of ARCO's
           outstanding common stock and no shares
           of ARCO's outstanding preference
           stocks.
Q.         WHAT IS THE VOTE NECESSARY TO ADOPT THE
           MERGER AGREEMENT?
A.         Adoption of the merger agreement
           requires the affirmative vote of the
           holders of a majority of the combined
           voting power of the outstanding shares
           of ARCO's common and preference stocks
           voting together as one class.
           Although only a majority of the voting
           power of the outstanding shares of ARCO
           stock is required to adopt the merger
           agreement, the merger agreement
           provides that if the agreement is
           adopted by the affirmative vote of the
           holders of 66 2/3% or more of the
           combined voting power of the
           outstanding shares of ARCO common and
           preference stocks, then the articles of
           incorporation of ARCO, as the surviving
           corporation after the merger with a
           subsidiary of BP Amoco, will be amended
           to delete several provisions that will
           not affect the economic rights of
           holders of ARCO preference stock after
           the merger. You can review these
           amendments in Appendix F attached to
           this proxy statement/prospectus. The
           adoption of the merger agreement by a
           supermajority vote is not a condition
           to completion of the merger.
Q.         IS MY VOTE CONFIDENTIAL?
A.         Yes. Proxy cards, ballots and voting
           tabulations that identify individual
           shareholders are kept confidential
           except in certain circumstances where
           it is important to protect the
           interests of ARCO and its shareholders.
           Generally, only the employees of First
           Chicago Trust Company of New York,
           ARCO's transfer agent processing the
           votes, will have access to your name.
           They will not disclose your name as the
           author of any comments you include on
           the proxy card unless you ask that your
           name be disclosed to ARCO's management.
Q.         WHO WILL COUNT THE VOTES?
A.         Employees of First Chicago will
           tabulate the votes and act as the
           inspectors of the vote.
Q.         WHAT DOES IT MEAN IF I GET MORE THAN
           ONE PROXY CARD?
A.         It means you have multiple accounts at
           the transfer agent and/or with
           stockbrokers. Please sign and return
           all proxy cards to ensure that all your
           shares are voted.
Q.         WHAT HAPPENS IF I DO NOT VOTE AT ALL?
A.         If you fail to vote your shares by
           submitting your proxy or by instructing

           your broker to vote your shares and do
           not vote in person at the shareholders'
           meeting, the effect will be the same as
           a vote against the adoption of the
           merger agreement.
           If your shares are held in street name,
           your brokerage firm will leave your
           shares unvoted. ARCO's board of
           directors encourages you to provide
           instructions to your brokerage firm by
           voting your proxy. This ensures your
           shares will be voted at the meeting.
           Abstentions and shares not voted
           because your brokerage firm lacks the
           authority will count as present or
           represented for purposes of determining
           a quorum for the special meeting. An
           abstention, unreturned proxy or share
           not voted because your brokerage firm
           lacks the authority will have the
           effect of a vote against adoption of
           the merger agreement.
           You may have granted to your brokerage
           firm discretionary voting authority
           over your account. In that case, your
           stockbroker may be able to vote your
           shares depending on the terms of the
           agreement you have with your
           stockbroker.
           If you are participating in any of
           ARCO's dividend reinvestment plans or
           in ARCO's defined contribution employee
           benefit plans, the trustee for your
           plan may vote shares you hold if the
           trustee does not receive voting
           instructions from you. Your unvoted
           shares will be voted in the same
           proportion as the shares voted by other
           participants in the applicable plan.
Q.         WHERE DO I FIND THE VOTING RESULTS OF
           THE MEETING?
A.         ARCO will announce preliminary voting
           results at the meeting. ARCO will
           publish the final results in a Form 8-K
           as soon as practicable following the
           meeting. ARCO will file this report
           with the Securities and Exchange
           Commission. You can get a copy by
           contacting the Securities and Exchange
           Commission at 1-800-SEC-0330 for the
           location of the nearest public
           reference room, or through the EDGAR
           system at WWW.SEC.GOV or on our
           Internet web page at WWW.ARCO.COM.
Q.         HOW MUCH DID THIS PROXY SOLICITATION
           COST?
A.         ARCO will bear the costs of the special
           meeting, including the cost of
           soliciting proxies. ARCO has retained
           D.F. King & Co., Inc. to solicit
           proxies from shareholders at an
           estimated fee of $20,000, plus
           expenses. Note that this fee does not
           include the cost of printing and
           mailing the proxy statement/prospectus.
           ARCO and BP Amoco will share equally
           the amount of the filing fees and other
           expenses incurred in connection with
           filing, printing and distributing this
           proxy statement/prospectus. Some of
           ARCO's officers and other employees
           also may solicit proxies personally, by
           telephone and by mail. ARCO will also
           reimburse brokerage houses and other
           custodians for their reasonable
           out-of-pocket expenses for forwarding
           proxy and solicitation materials to the
           beneficial owners of ARCO common stock
           and preference stocks.
Q.         WHAT APPRAISAL RIGHTS DO THE ARCO
           SHAREHOLDERS HAVE?
A.         Under Delaware law, holders of
           outstanding shares of ARCO common and
           preference stocks are not entitled to
           exercise appraisal rights with respect
           to the merger.
Q.         SHOULD STOCK CERTIFICATES BE SENT IN
           WITH THE ENCLOSED VOTING FORM?
A.         No. If the combination is completed,
           you will be furnished with instructions
           for exchanging your shares of ARCO
           common stock for BP Amoco ADSs or, if
           you properly elect, ordinary shares at
           that time.

                         WHO CAN HELP ANSWER QUESTIONS?

     If you have more questions about the combination, you should contact:

                             D.F. KING & CO., INC.
                                77 WATER STREET
                               NEW YORK, NY 10005
                         CALL TOLL FREE: 1-800-488-8035

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                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
QUESTIONS AND ANSWERS..........................          i
  The BP Amoco--ARCO Combination...............          i
  The ARCO Special Meeting.....................        iii

TABLE OF CONTENTS..............................        vii

SUMMARY........................................          1

THE BP AMOCO EXTRAORDINARY GENERAL MEETING.....         19
  Resolution Required for the Combination......         19
  Purpose of Resolution 2......................         20
  Purpose of Resolutions 3, 4 and 5............         20
  Purpose of Resolution 6......................         20

REGULATORY MATTERS.............................         21
  U.S. Antitrust...............................         21
  Exon-Florio..................................         21
  European Union...............................         21
  Other Laws...................................         22

THE COMBINATION................................         23
  Background of the Combination................         23
  ARCO's Reasons for the Combination;
    Recommendation of the ARCO Board...........         26
  BP Amoco's Reasons for the Combination.......         31
  Opinions of ARCO's Financial Advisors........         33
  Opinion of Financial Advisor to BP Amoco.....         42
  Plans for ARCO After the Combination.........         47
  Interests of ARCO Directors and Management
    Persons in the Combination.................         48
  Accounting Treatment and Future Reporting....         51
  ARCO Preference Stocks.......................         52
  Other Effects of the Combination.............         53
  Directors and Management of BP Amoco
    Following the Combination..................         55
  Dividends....................................         55
  Forward-Looking Statements May Prove
    Inaccurate.................................         56

MATERIAL TAX CONSEQUENCES......................         57
  General......................................         57
  United States Federal Income Tax
    Consequences...............................         58
  United States Tax Consequences of Owning BP
    Amoco Ordinary Shares and BP Amoco ADSs....         60

                                                   PAGE
                                                 ---------
  United Kingdom Tax Consequences of Owning BP
    Amoco Ordinary Shares and BP Amoco ADSs....         61

THE MERGER AGREEMENT...........................         64
  The Merger...................................         64
  Consideration to Be Received in the Merger...         64
Share Exchange Prior to the Merger.............         65
Treatment of ARCO Preference Stock.............         65
Exchange of ARCO Common Stock for BP Amoco ADSs
  or BP Amoco Ordinary Shares..................         65
  Representations and Warranties...............         67
  Conduct of Business Pending the Merger; Other
    Actions....................................         68
  Acquisition Proposals........................         69
  Stock Options and Other Employee Benefits....         70
  Director and Officer Liability...............         72
  Conditions...................................         72
  Termination and Effects of Termination.......         75
  Expenses.....................................         78
  Amendment and Waiver.........................         78

THE STOCK OPTION AGREEMENT.....................         79
  Purpose of the Stock Option..................         79
  Required Approvals...........................         79
  Cash-Out Right...............................         80
  Limitation on Total Profit...................         80
  Maximum Option Price; Adjustments to Number
    of Option Shares...........................         81

EXCHANGE RATES.................................         81

MARKET PRICE AND DIVIDEND DATA.................         82
  Market Prices................................         82
  Dividend Data................................         84

DESCRIPTION OF BP AMOCO........................         85

DESCRIPTION OF ARCO............................         86

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
  FINANCIAL INFORMATION........................         87

DESCRIPTION OF BP AMOCO ORDINARY SHARES........        112
  Dividends....................................        112
  Voting Rights................................        112
  Shareholders' Meetings and Notices...........        113
  Liquidation Rights...........................        113

                                                   PAGE
                                                 ---------
  Preemptive Rights and New Issues of Shares...        113
  Disclosure of Interests in Shares............        114
  Changes in Capital...........................        114
  Transfer of Shares...........................        114
  Liability of Directors and Officers..........        115
  Registrar....................................        115

DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY
  SHARES.......................................        116
  General......................................        116
  Share Dividends and Other Distributions......        116
  Voting Rights................................        117
  Deposit and Withdrawal of Ordinary Shares....        118
  Fees and Expenses............................        119
  Payment of Taxes.............................        119
  Actions by ADS Holders.......................        120
  Limitations on Liability and Obligations to
    ADS Holders................................        120
  Requirements for Depositary Actions..........        120
  Reclassifications, Recapitalizations and
    Mergers....................................        121
  Disclosure of Interests in Shares............        121
  Amendment and Termination....................        121

COMPARISON OF RIGHTS OF ARCO SHAREHOLDERS AND
  BP AMOCO SHAREHOLDERS........................        122
  Voting Rights................................        122
  Shareholder Proposals and Shareholder
    Nominations of Directors...................        123
  Sources and Payment of Dividends.............        124
  Rights of Purchase and Redemption............        124
  Meetings of Shareholders.....................        125
  Appraisal Rights.............................        126
  Preemptive Rights............................        127
  Amendment of Governing Instruments...........        127
  Preferred Stock and Preference Stock.........        128
  Stock Class Rights...........................        129
  Shareholders' Votes on Certain
    Transactions...............................        130
                                                   PAGE
                                                 ---------
  Rights of Inspection.........................        131
  Standard of Conduct for Directors............        132
  Classification of the Board of Directors.....        132
  Removal of Directors.........................        133
  Vacancies on the Board of Directors..........        133
  Liability of Directors and Officers..........        133
  Indemnification of Directors and Officers....        134
  Shareholders' Suits..........................        134
  Limitations on Enforceability of Civil
    Liabilities Under U.S. Federal Securities
    Laws.......................................        135
  Certain Provisions Relating to Share
    Acquisitions...............................        136
  Anti-Takeover Measures.......................        137
  Disclosure of Interests in Shares............        137
  Certain London Stock Exchange Listing
    Requirements...............................        138
  Proxy Statements and Reports.................        139

FEES AND EXPENSES..............................        140

VALIDITY OF SECURITIES.........................        140

EXPERTS........................................        140

U.K. LISTING PARTICULARS AND CIRCULAR..........        140

FUTURE ARCO SHAREHOLDER PROPOSALS..............        141
Appendix A--Agreement and Plan of Merger Among
  BP Amoco p.l.c., Atlantic Richfield Company
  and Prairie Holdings, Inc., as amended ......        A-1
Appendix B--Opinion of Goldman, Sachs & Co.....        B-1
Appendix C--Opinion of Salomon Smith Barney
  Inc. ........................................        C-1
Appendix D--Opinion of Morgan Stanley & Co.
  Limited......................................        D-1
Appendix E--Summary Listing Particulars........        E-1
Appendix F--Proposed Amendments to Restated
  Certificate of Incorporation of Atlantic
  Richfield Company............................        F-1

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY
STATEMENT/PROSPECTUS. IT DOES NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD READ CAREFULLY THE ENTIRE PROXY
STATEMENT/PROSPECTUS AND THE ADDITIONAL DOCUMENTS REFERRED TO IN THIS PROXY STATEMENT/PROSPECTUS TO FULLY UNDERSTAND THE COMBINATION. SEE "--WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 17.

THE COMPANIES

BP AMOCO P.L.C.
Britannic House
1 Finsbury Circus
London EC2M 7BA
England
(011 44) 171-496-4000

    BP Amoco was created on December 31, 1998 by the merger of the Amoco group and the BP group. BP began operations in 1909. BP Amoco is Britain's largest company and one of the world's largest three oil companies on the basis of market capitalization. Its main businesses are exploration and production, refining and marketing, and chemicals. BP Amoco has well-established operations in Europe, North and South America, Australasia and parts of Africa.

ATLANTIC RICHFIELD COMPANY
333 South Hope Street
Los Angeles, CA 90071
(213) 486-3511

    ARCO began operations in 1866 as the Atlantic Petroleum Storage Company, adopting its present name after merging with Richfield Oil Corporation in 1966. ARCO is a worldwide oil and gas enterprise in which the two main businesses are exploration and production and refining and marketing. Its exploration and production operations are focused mainly in Alaska, the Gulf of Mexico and the Midcontinent in the United States, China, Indonesia, the United Kingdom North Sea, Algeria and Venezuela. Its refining and marketing operations include two West Coast refineries and over 1,700 branded retail gasoline outlets in six western U.S. states and British Columbia.
THE COMBINATION
  (SEE PAGE 23)

    To accomplish the combination of BP Amoco and ARCO, a wholly owned subsidiary of BP Amoco will merge into ARCO and, as a result, ARCO will become a subsidiary of BP Amoco. In the merger, BP Amoco will issue ordinary shares with an approximate value of $31.5 billion, based on the closing price of a BP Amoco ADS on the New York Stock Exchange Composite Tape on July 9, 1999. The full text of the merger agreement is attached as Appendix A.

RECOMMENDATION OF THE ARCO BOARD
  (SEE PAGE 26)

    The ARCO board of directors has determined that the terms of the merger agreement and the merger are advisable and in the best interests of ARCO shareholders and approved the merger agreement and the merger. Accordingly, the ARCO board of directors recommends that ARCO shareholders vote "FOR" adoption of the merger agreement at the ARCO special meeting.

OPINIONS OF FINANCIAL ADVISORS
  (SEE PAGES 33 AND 42)

    ADVISORS TO ARCO

    Goldman, Sachs & Co. and Salomon Smith Barney Inc., as co-financial advisors to ARCO, have delivered separate written opinions to the ARCO board each to the effect that, as of March 31, 1999, the exchange ratio was fair from a financial point of view to the holders of ARCO common stock. The full text of the opinions of Goldman Sachs and Salomon Smith Barney are attached as Appendices B and C. The opinions describe important exceptions, assumptions and limitations and should be read carefully in their entirety. THESE OPINIONS ARE DIRECTED TO THE ARCO BOARD AND ARE NOT RECOMMENDATIONS AS TO HOW YOU SHOULD VOTE ON THE MERGER.

    ADVISOR TO BP AMOCO

    Morgan Stanley & Co. Limited acted as financial advisor to BP Amoco and has rendered to the BP Amoco board of directors an opinion to the effect that as of March 30, 1999 and based upon and subject to the various considerations set forth in its opinion, the exchange ratio is fair from a financial point of view to BP Amoco. The full text of the written opinion of Morgan Stanley is attached to this proxy statement/prospectus as Appendix D. We urge you to read the opinion carefully and in its entirety. MORGAN STANLEY'S OPINION IS DIRECTED TO THE BP AMOCO BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW TO BP AMOCO. IT DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PERSON AS TO HOW TO VOTE ON THE MERGER.

INTERESTS OF MEMBERS OF THE ARCO BOARD AND MANAGEMENT
  (SEE PAGE 48)

    When considering the ARCO board's recommendation in favor of the merger, you should be aware that the directors and officers of ARCO have interests in the merger that are in addition to yours as an ARCO shareholder. ARCO's senior executive officers and directors collectively own less than 1% of ARCO's outstanding common stock.

CONDITIONS TO THE COMBINATION
  (SEE PAGE 72)

    BP Amoco and ARCO will not complete the combination of BP Amoco and ARCO unless a number of conditions are satisfied or waived by them. These include:

    -  approvals by BP Amoco and ARCO shareholders; and

    - clearance under applicable U.S. and European Union antitrust laws and obtaining required consents and approvals of other regulatory authorities in the U.S., the U.K. and other countries.

TERMINATION OF THE MERGER AGREEMENT
  (SEE PAGE 75)

    BP Amoco and ARCO may terminate the merger agreement by mutual written consent, with the approval of both boards of directors. Either company may terminate the merger agreement if it is not in material breach of the merger agreement and:

    - BP Amoco and ARCO do not complete the merger by March 31, 2000, which date may be extended to June 30, 2000 if any required regulatory approval has not been obtained and either company elects to extend the termination date; or

    - the shareholders of BP Amoco or ARCO do not approve the merger at their company's shareholders' meeting; or

    - a governmental authority permanently restrains, enjoins or otherwise prohibits the merger.

    Either company may also terminate the merger agreement if:

    - the board of directors of the other company withdraws its approval or favorable recommendation of the merger to its shareholders; or

    - the other company breaches any of its representations, warranties or agreements under the merger agreement, and this breach results in a failure to meet a condition to the merger which cannot be or is not cured prior to March 31, 2000 or, if the termination date is extended, June 30, 2000.

    In addition, BP Amoco may terminate the merger agreement if ARCO enters into negotiations with or furnishes information to a third party regarding an acquisition transaction proposed by that party or recommends such an acquisition transaction to ARCO shareholders.

    ARCO may terminate the merger agreement if it (1) becomes entitled under the merger agreement to recommend to its shareholders a superior proposal for an acquisition transaction, (2) pays BP Amoco a termination payment, as described below under "--Termination Payments," and (3) enters into an agreement to implement the alternative acquisition transaction.

TERMINATION PAYMENTS
  (SEE PAGE 77)

    ARCO will be required to pay BP Amoco a termination payment of $450 million if the merger agreement is terminated:

    - by either BP Amoco or ARCO because ARCO's shareholders do not adopt the merger agreement at the ARCO special meeting and prior to such meeting ARCO's board of directors has withdrawn its approval or favorable recommendation of the merger to the ARCO shareholders; or

    - by BP Amoco because ARCO's board of directors withdraws its approval or favorable recommendation of the merger to its shareholders; or

    - by BP Amoco because the ARCO board of directors recommends to its shareholders an acquisition transaction proposed by a third party; or

    - by BP Amoco because ARCO willfully breaches its obligations under the merger agreement with respect to seeking third-party acquisition proposals; or

    - by ARCO because it becomes entitled to recommend a superior proposal for an acquisition transaction and enters into an agreement to implement the alternative acquisition transaction.

    In addition, if BP Amoco or ARCO terminates the merger agreement because ARCO's shareholders fail to adopt the merger agreement at the ARCO special meeting and, at that time, there is a proposal from a third party for an acquisition transaction with ARCO, ARCO will be required to pay BP Amoco a termination payment of $250 million. If, within 12 months of termination, ARCO enters into an agreement with respect to a third-party acquisition proposal or such an acquisition proposal is consummated, ARCO will be required to pay BP Amoco an additional $200 million. ARCO will be deemed to have entered into a third-party acquisition agreement if its board of directors recommends acceptance of a third-party acquisition proposal by its shareholders.

    A termination payment of $450 million by ARCO, when taken together with the maximum profit permitted to BP Amoco under the stock option agreement described below, would result in a potential total gain to BP Amoco of $500 million.

    BP Amoco will be required to pay ARCO a termination payment of $500 million if the merger agreement is terminated:

    - by either BP Amoco or ARCO because BP Amoco's shareholders do not approve the merger at the BP Amoco extraordinary general meeting and prior to such meeting BP Amoco's board of directors has withdrawn its approval or favorable recommendation of the merger to the BP Amoco shareholders; or

    - by ARCO because BP Amoco's board of directors withdraws its approval or favorable recommendation of the merger to its shareholders.

THE STOCK OPTION AGREEMENT
  (SEE PAGE 79)

    Simultaneously with the execution of the merger agreement, BP Amoco and ARCO also entered into a stock option agreement pursuant to which ARCO granted BP Amoco an option to purchase up to 64,861,617 shares of ARCO common stock, approximately 19.9% of the shares then outstanding. The stock option may be exercised, at a price per share in cash equal to $82.82, only in the event that the merger agreement is terminated and BP Amoco then or later becomes entitled to receive the maximum termination payment of $450 million from ARCO. The number of shares of ARCO common stock that are purchasable, and the purchase price per share, under the stock option agreement are subject to adjustment as described under "The Stock Option Agreement." The stock option agreement limits the total profit that BP Amoco may obtain from exercise of the stock option and the termination payment from ARCO, taken together, to $500 million.

REGULATORY MATTERS
  (SEE PAGE 21)

    ARCO and BP Amoco each have agreed to use its best reasonable efforts to complete the combination, including to gain clearance from antitrust authorities and obtain other required regulatory approvals. For that purpose, the parties also have agreed to accept any condition, term or restriction in connection with obtaining any regulatory approval unless such conditions, terms and restrictions in the aggregate would be reasonably likely to have a material adverse effect on BP Amoco or ARCO, considered on the basis of the total value of the combined U.S. operations of the two companies and their subsidiaries. There can be no assurance, however, that BP Amoco and ARCO will obtain all required governmental approvals or that these approvals will not contain conditions that would be detrimental to BP Amoco after the merger.

LISTING OF BP AMOCO ADSS AND ORDINARY SHARES
  (SEE PAGE 53)

    The BP Amoco ADSs that ARCO common shareholders will receive in the merger will be listed on the NYSE and the BP Amoco ordinary shares underlying those ADSs or delivered instead of those ADSs will be admitted to the Official List of the London Stock Exchange.

ACCOUNTING TREATMENT
  (SEE PAGE 51)

    BP Amoco will account for the combination as an acquisition under generally accepted accounting principles in the United Kingdom and as a purchase under generally accepted accounting principles in the United States.

U.S. FEDERAL INCOME TAX CONSEQUENCES
  (SEE PAGE 58)

    The merger of BP Amoco and ARCO will be tax-free to U.S. holders of ARCO common stock, including holders of ARCO preference stock who convert their shares of preference stock into ARCO common stock prior to the merger, except with respect to any cash received instead of a fractional interest in a BP Amoco ADS.
VOTE REQUIRED OF BP AMOCO SHAREHOLDERS
  (SEE PAGE 19)

    At the BP Amoco shareholders' extraordinary general meeting, BP Amoco shareholders will vote on a resolution to approve the combination and several other resolutions.

    The resolution approving the combination is the only BP Amoco resolution which is a condition to the completion of the combination. The resolution will require the approval of a majority of the votes cast by the holders of BP Amoco ordinary shares and preference shares, voting as one class.

    The resolution approving the one-for-one subdivision of BP Amoco ordinary share capital is not a condition to completion of the combination.

COMPARISON OF RIGHTS OF HOLDERS OF BP AMOCO ORDINARY SHARES WITH HOLDERS OF ARCO
  COMMON STOCK
  (SEE PAGE 122)

    If the combination is completed, holders of ARCO common stock will receive BP Amoco ADSs or, if they properly elect, BP Amoco ordinary shares. There are numerous differences between the rights of a shareholder in ARCO, a Delaware corporation, and the rights of a shareholder in BP Amoco, an English company. For example,

    - except in limited circumstances, holders of BP Amoco ordinary shares are not entitled to appraisal rights in mergers or any other types of transactions;

    - except in certain limited circumstances, only holders of BP Amoco ordinary shares representing 5% or more of the voting rights of BP Amoco are able to make proposals at a shareholders' meeting;

    - persons acquiring 3% or more of the nominal value of BP Amoco shares are required to make public disclosures and notifications with respect to their ownership;

    - amendments to the memorandum and articles of association of BP Amoco require the approval of at least 75% of the votes cast at a shareholders' meeting; and

    - although holders of BP Amoco ordinary shares will be permitted to initiate lawsuits on behalf of the company in limited circumstances, holders will not generally be able to initiate class action lawsuits on behalf of BP Amoco or on behalf of other shareholders.

    You should also be aware that it may be difficult to effect service of process to begin a lawsuit in a U.S. court against directors and officers of BP Amoco who are not residents of the U.S.

COMPARATIVE MARKET PRICE DATA

    The table below presents closing market prices for BP Amoco ADSs and shares of ARCO common stock as reported on the NYSE Composite Tape. It also shows the closing middle market quotations--that is, the volume-weighted average sales price for the last ten minutes of trading--for BP Amoco ordinary shares as derived from the Daily Official List of the London Stock Exchange. These prices are presented on three dates:

    - March 26, 1999, the last trading day prior to the first news reports that BP Amoco and ARCO were in discussions about a possible combination transaction;

    - March 31, 1999, the last trading day prior to the public announcement of the signing of the merger agreement; and

    - July 9, 1999, the latest practicable date prior to the printing of this document.

    The table also presents implied equivalent per share values for shares of ARCO common stock by multiplying the price per BP Amoco ADS on the three dates by the exchange ratio of 0.82. The implied equivalent per share values would not be affected if the table assumed the proposed one-for-one subdivision of BP Amoco's ordinary share capital.

                                                                                SHARE PRICE
                                                     BP AMOCO                    EQUIVALENT
                                        BP AMOCO     ORDINARY       ARCO       (BP AMOCO ADS)
                                        ADS PRICE   SHARE PRICE  SHARE PRICE   PER ARCO SHARE
                                       -----------  -----------  -----------  ----------------
March 26, 1999.......................  $    100.44      L10.37    $  65.375      $    82.36
March 31, 1999.......................  $    101.00      L10.49    $  73.125      $    82.82
July 9, 1999.........................  $    114.19     L 12.20    $  88.125      $    93.64

    ARCO SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE BP AMOCO ADSS, BP AMOCO ORDINARY SHARES AND SHARES OF ARCO COMMON STOCK BEFORE MAKING A DECISION WITH RESPECT TO THE MERGER.

CURRENCIES AND EXCHANGE RATES

    References in this document to "dollars," "$" or " CENTS" are to the currency of the United States and references to "pounds sterling," "pounds," "L," "pence" or "p" are to the currency of the United Kingdom. There are 100 pence to each pound. Solely for your convenience, this document contains translations of certain pounds sterling amounts into U.S. dollars at specified rates. You should not take these translations as assurances that the pounds sterling amounts currently represent the U.S. dollar amounts indicated or could be converted into U.S. dollars at the rate indicated or at any other rate, at any time.

    In this document, unless otherwise stated, pounds sterling have been translated into U.S. dollars at a rate of $1.5515 per L1.00, the noon buying rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York on July 9, 1999, the latest practicable date for which exchange rate information was available prior to the printing of this document.

    The period end, average and range of high and low U.S. dollar/pound sterling exchange rates for the five years ended December 31, 1998 and the six months ended June 30, 1999 are presented in the section entitled "Exchange Rates" beginning on page 81.

COMPARATIVE PER SHARE DATA

    The following tables present unaudited historical and pro forma per share data that reflect the completion of the merger based upon the historical financial statements of BP Amoco and ARCO. The per share information presented below does not reflect the proposed one-for-one subdivision of BP Amoco's ordinary share capital. The pro forma data are not indicative of the results of future operations or the actual results that would have occurred had the merger been consummated at the beginning of the periods presented. You should read the data presented below together with the historical consolidated financial statements, including applicable notes, of BP Amoco and ARCO incorporated by reference into this document, and the Unaudited Pro Forma Condensed Consolidated Financial Information appearing in this document beginning on page 87. In the Unaudited Pro Forma Condensed Consolidated Financial Information and for the selected U.K. GAAP (U.K. generally accepted accounting practice) amounts shown below, ARCO's financial position and results of operations have been adjusted to U.K. GAAP as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    The first column on the left in the tables below presents certain historical per share amounts for ARCO. The second column sets forth certain pro forma equivalent amounts based on the estimated number of BP Amoco ordinary shares and ordinary share equivalents that will be issued in the merger.

    Profit and book value per share presented below for ARCO, BP Amoco historical and BP Amoco pro forma on a U.S. GAAP basis are not comparable in certain respects. The most significant difference relates to inventory accounting. ARCO uses the last-in-first-out (LIFO) method of accounting for certain inventories. BP Amoco uses the first-in-first-out (FIFO) method required for U.K. GAAP reporting, which is a permitted basis under U.S. GAAP. Consequently, the ARCO historical information, which is presented on a LIFO basis for U.S. GAAP amounts, has been adjusted to the FIFO basis to arrive at the ARCO historical amounts under U.K. GAAP and the BP Amoco pro forma amounts under U.K. GAAP. FIFO is also the basis for the U.S. GAAP pro forma presentation. The differences arising from these adjustments are set forth in
Note 4 and Note 6 of the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    The profit (loss) per common share amounts shown in the BP Amoco pro forma column in the tables below reflect the effect of acquisition accounting for the ARCO combination. This requires the ARCO assets and liabilities to be restated from their historic book amounts to their fair values. This restatement gives rise to estimated additional depreciation, depletion and amortization. These additional charges, together with other estimated fair value related adjustments, result in a reduction in profit of $460 million and $1,726 million for the three months ended March 31, 1999 and the year ended December 31, 1998, respectively. Further details are shown in Note 5 of the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    BP Amoco pro forma dividends per share represent historical dividends per share declared by BP prior to January 1, 1999 and by BP Amoco subsequently.

                                                                   THREE MONTHS ENDED AND AT MARCH 31, 1999
                                                        --------------------------------------------------------------
                                                                         ARCO PRO FORMA
                                                                           EQUIVALENT
                                                                       (BP AMOCO PRO FORMA
                                                           ARCO        DATA MULTIPLIED BY      BP AMOCO     BP AMOCO
                                                        HISTORICAL            4.92)           HISTORICAL    PRO FORMA
                                                        -----------  -----------------------  -----------  -----------
                                                             $                  $                  $            $
AMOUNTS UNDER U.K. GAAP
  Profit (loss) per common (ordinary) share
    Basic.............................................        0.46              (0.20)             (0.02)       (0.04)
    Diluted...........................................        0.46               (0.20      )       (0.02)      (0.04)
  Dividends per common (ordinary) share...............        0.71                0.49               0.10        0.10
  Book value per common (ordinary) share..............       30.81               31.34               4.25        6.37

AMOUNTS UNDER U.S. GAAP
  Profit (loss) per common (ordinary) share
    Basic.............................................        0.51               (0.10      )        0.00       (0.02)
    Diluted...........................................        0.51               (0.10      )        0.00       (0.02)
  Dividends per common (ordinary) share...............        0.71                0.49               0.10        0.10
  Book value per common (ordinary) share..............       24.37               27.31               3.73        5.55

                                                                     YEAR ENDED AND AT DECEMBER 31, 1998
                                                        --------------------------------------------------------------
                                                                         ARCO PRO FORMA
                                                                           EQUIVALENT
                                                                       (BP AMOCO PRO FORMA
                                                           ARCO        DATA MULTIPLIED BY      BP AMOCO     BP AMOCO
                                                        HISTORICAL            4.92)           HISTORICAL    PRO FORMA
                                                        -----------  -----------------------  -----------  -----------
                                                             $                  $                  $            $
AMOUNTS UNDER U.K. GAAP
  Profit (loss) per common (ordinary) share from
    continuing operations
    Basic.............................................       (0.60)              0.59               0.34        0.12
    Diluted...........................................       (0.60)              0.59               0.33        0.12
  Dividends per common (ordinary) share...............        2.85               1.94               0.395       0.395

AMOUNTS UNDER U.S. GAAP
  Profit per common (ordinary) share
    Basic.............................................        1.40               0.74               0.29        0.15
    Diluted...........................................        1.40               0.74               0.29        0.15
  Profit (loss) per common (ordinary) share from
    continuing operations
    Basic.............................................       (2.05)              0.25               0.29        0.05
    Diluted...........................................       (2.05)              0.25               0.29        0.05
  Dividends per common (ordinary) share...............        2.85               1.94               0.395       0.395

SELECTED HISTORICAL FINANCIAL DATA

    The following tables set forth selected historical financial data of ARCO and BP Amoco for each of the five years ended December 31, 1998 and selected unaudited historical financial data for the three months ended March 31, 1999 and 1998. The selected historical financial data of each of ARCO and BP Amoco (apart from 1995 and 1994) have been derived from, and you should read them in conjunction with, the annual audited consolidated financial statements of ARCO and BP Amoco, including the notes thereto, and the unaudited three-month condensed consolidated financial statements of ARCO and BP Amoco, incorporated by reference in this proxy statement/prospectus. The BP Amoco unaudited historical financial data for 1995 and 1994 have been derived by combining historical financial information for BP and Amoco (after adjusting to a U.K. GAAP basis). The ARCO selected historical financial data for 1995 and 1994 have been derived from ARCO's annual audited consolidated financial statements for such years, which are not incorporated by reference into this proxy statement/prospectus.

    ARCO reports quarterly and annual earnings results in accordance with U.S. GAAP. BP Amoco reports quarterly and annual earnings results in accordance with U.K. GAAP. These methods of accounting differ from each other in certain significant respects. The main differences between U.K. GAAP and U.S. GAAP that are relevant to BP Amoco's consolidated financial statements relate to deferred taxation, the treatment of shares held by employee share ownership plans, the sale and leaseback of property and the treatment of dividends. See Note 46 to the audited consolidated financial statements of BP Amoco presented in BP Amoco's Form 6-K filed on July 7, 1999, which presents restated financial information for the years ended December 31, 1998, 1997 and 1996, and which is incorporated by reference in this proxy statement/prospectus.

    BP Amoco has adopted Financial Reporting Standard No. 12 "Provisions, Contingent Liabilities and Contingent Assets" effective as of January 1, 1999 and accordingly has restated its financial statements for prior periods, including the selected historical financial information shown below, in its Report on Form 6-K filed on July 7, 1999. The financial statements included in such Report on Form 6-K have also been amended to correct reserve information. The proved reserves for associated undertakings have been revised to exclude reserves in Abu Dhabi which, if recent production levels were to continue, would not be fully recovered during the period of the concessions.

    ARCO

    ARCO's per share data for the three years ended December 31, 1996 have been restated for the effect of the 100% stock dividend issued June 13, 1997.

    All amounts are restated to eliminate discontinued operations, except for net income and cash dividends.

    BP AMOCO

    "Operating profit" is a U.K. GAAP measure of trading performance. It excludes profits and losses on the sale of businesses and fixed assets and fundamental restructuring costs, interest expense and taxation. BP Amoco determines operating profit on a replacement cost basis, which eliminates the effect of inventory holding gains and losses. Operating profit on the replacement cost basis is used by BP Amoco management as the primary measure of business unit trading performance and BP Amoco management believes that this measure assists investors to assess BP Amoco's underlying trading performance from period to period. Replacement cost is not a U.S. GAAP measure. See Note 1 of the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information for a further description of operating profit on a replacement cost basis.

    The BP Amoco dividends per share presented in the table below represent historical dividends per share paid by BP prior to January 1, 1999 and by BP Amoco subsequently. Dividend figures for the years 1994 to 1996 inclusive have been restated to give effect to the two-for-one share split in BP Amoco ADSs on June 6, 1997. (One BP Amoco ADS is now equivalent to six BP Amoco ordinary shares.)

                   SELECTED HISTORICAL FINANCIAL DATA OF ARCO
                                  (U.S. GAAP)

                                          THREE MONTHS
                                          ENDED AND AT
                                           MARCH 31,                    YEARS ENDED AND AT DECEMBER 31,
                                      --------------------  -------------------------------------------------------
                                        1999       1998     1998(1)(2)    1997(1)     1996      1995(3)    1994(4)
                                      ---------  ---------  -----------  ---------  ---------  ---------  ---------
                                                           (MILLIONS EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
Sales and other operating
  revenues..........................  $   2,415  $   2,536   $  10,303   $  14,340  $  14,094  $  10,995  $  11,132
Income (loss) from continuing
  operations (basic)................        165        134        (655)      1,331      1,261        685        514
Earnings (loss) per share from
  continuing operations (basic).....       0.51       0.42       (2.05)       4.14       3.92       2.12       1.59
Earnings (loss) per share from
  continuing operations
  (diluted)(5)......................       0.51       0.41       (2.05)       4.07       3.86       2.10       1.57
Net income..........................        165        220         452       1,771      1,663      1,376        919
Cash dividends per common share.....       0.71       0.71        2.85       2.825       2.75       2.80       2.75

BALANCE SHEET DATA
Total assets........................     25,363     25,199      25,199      22,425     22,703     20,934     21,415
Long-term debt and capital lease
  obligations.......................      4,618      4,332       4,332       3,619      4,745      5,813      6,293
ARCO shareholders' interest.........      7,846      7,580       7,580       8,680      7,801      6,758      6,278

------------------------

(1) See Notes 6 and 7, regarding restructuring costs and an extraordinary item in 1997, to the consolidated financial statements of ARCO for the years ended December 31, 1998, 1997 and 1996, which are presented in ARCO's Form 10-K for the year ended December 31, 1998 and are incorporated by reference in this proxy statements/prospectus.

(2) Includes $925 million after tax impairment of oil and gas properties.

(3) Dividends include a $0.05 per share redemption payment for common stock purchase rights.

(4) Includes after-tax gain of $273 million from issuance of stock by Vastar Resources, Inc. and a $210 million after-tax charge for the costs associated with the elimination of approximately 2,400 positions company wide.

(5) No dilution assumed for 1998 due to antidilutive effect on loss from continuing operations.

                 SELECTED HISTORICAL FINANCIAL DATA OF BP AMOCO

                                                    THREE MONTHS
                                                    ENDED AND AT
                                                     MARCH 31,                    YEARS ENDED AND AT DECEMBER 31,
                                                --------------------  -------------------------------------------------------
                                                  1999       1998       1998       1997       1996       1995        1994
                                                ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                                             (MILLIONS EXCEPT PER SHARE AMOUNTS AND PERCENTAGES)
U.K. GAAP
INCOME STATEMENT DATA
Turnover......................................  $  17,984  $  21,516  $  83,732  $ 108,564  $ 102,064  $  84,216   $  76,809
Less: Joint ventures..........................     (3,342)    (3,653)   (15,428)   (16,804)        --         --          --
                                                ---------  ---------  ---------  ---------  ---------  ---------  -----------
Group turnover................................     14,642     17,863     68,304     91,760    102,064     84,216      76,809
Total replacement cost operating profit.......      1,246      1,999      6,521     10,683     10,634      8,264       7,131
Replacement cost profit before exceptional
  items.......................................        677      1,279      3,963      6,625      6,662      4,946       3,967
Profit (loss) for the period..................       (176)       640      3,224      5,676      7,420      3,703       4,374
Per ordinary share:
  Profit (loss) for the period:
    Basic.....................................      (0.02)      0.07       0.34       0.59       0.78       0.39        0.46
    Diluted...................................      (0.02)      0.07       0.33       0.59       0.77       0.39        0.46
  Dividends...................................       0.10      0.095      0.395       0.36       0.31       0.27        0.21
BALANCE SHEET DATA
Total assets..................................     84,703     85,241     84,915     86,279     88,651     81,499      79,060
BP Amoco shareholders' interest...............     41,072     42,332     42,612     42,610     42,234     36,889      35,195
Finance debt due after more than one year.....     10,721      9,687     10,918     10,021     10,088     11,375      13,284
Debt to borrowed and invested capital(1)......         20%        18%        20%        19%        19%        23%         27%
OTHER DATA
Per ordinary share:
  Replacement cost profit before exceptional
    items.....................................       0.07       0.13       0.41       0.69       0.70       0.52        0.42
Net cash inflow from operating
  activities(2)...............................        829      2,071      9,586     15,558     13,679     12,682      11,877
Net cash outflow from capital expenditure,
  acquisitions and disposals..................      1,624      2,124      6,520     10,056      8,056      7,183       4,629

U.S. GAAP
INCOME STATEMENT DATA
Revenues......................................     14,642     17,863     68,304     91,760    102,064     84,216      76,809
Profit for the period.........................          1        655      2,826      5,686      6,795      3,991       4,050
Comprehensive income..........................       (805)       629      2,848      4,106      7,218      4,346       4,918
Profit per ordinary share(3):
  Basic.......................................       0.00       0.07       0.29       0.59       0.71       0.42        0.43
  Diluted.....................................       0.00       0.07       0.29       0.59       0.71       0.42        0.43
Profit per American depositary share(3)
  Basic.......................................       0.00       0.41       1.74       3.54       4.26       2.52        2.58
  Diluted.....................................       0.00       0.41       1.74       3.54       4.26       2.52        2.58
BALANCE SHEET DATA
Total assets..................................     85,348     85,814     85,538     87,076     89,934     82,929      80,615
BP Amoco shareholders' interest...............     36,047     37,013     37,334     37,504     37,259     32,475      30,413
OTHER DATA
Net cash used in investing activities.........      1,393      2,384      6,861     10,151      8,311      7,160       4,594
Net cash used in (provided by) financing
  activities..................................       (501)      (210)     2,161      3,449      3,239      3,723       4,102

------------------------------

(1) Finance debt due after more than one year, compared with such debt plus BP Amoco and minority shareholders' interests.

(2) The net cash inflows from operating activities are presented in accordance with the requirements of Financial Reporting Standard No. 1 (Revised 1996) issued by the U.K. Accounting Standards Board. For a cash flow statement prepared on a U.S. GAAP basis, see Note 45 of the notes to the consolidated financial statements of BP Amoco which are presented in the Form 20-F of BP Amoco for the year ended December 31, 1998 and are incorporated by reference in this proxy statement/ prospectus.

(3) FASB Statement of Financial Accounting Standards No. 128--"Earnings per Share" (SFAS 128) was adopted for the accounting period ending December 31, 1997. Amounts for prior periods have been restated as required by SFAS 128.

SIGNIFICANT FACTORS AFFECTING OPERATING RESULTS

    Financial results reported in accordance with U.K. GAAP or U.S. GAAP include the impact of unusual or infrequent events and factors which are not expected to occur regularly in the future. Examples of these events and factors include gains or losses on the sale of businesses, the costs of completing major acquisitions, restructuring charges and other business transactions, as well as other significant factors and trends, which may be helpful to review in understanding the past performance and future prospects of ARCO and BP Amoco and are described briefly below. The following discussion should be read in conjunction with the "Selected Historical Financial Data" of ARCO and BP Amoco included in the previous pages and with the "Management's Discussion and Analysis of Financial Condition and Results of Operations" of ARCO and BP Amoco that are contained in the annual reports and other information that ARCO and BP Amoco have filed with the Securities and Exchange Commission. See "--Where You Can Find More Information" below.

SIGNIFICANT FACTORS AFFECTING ARCO'S OPERATING RESULTS

    ASSET DISPOSITIONS

    COAL. In June 1998, ARCO disposed of its U.S. coal operations for cash consideration of approximately $1.1 billion. At December 31, 1998, ARCO recorded a $92 million provision for the estimated loss on the disposal of its U.S. and Australian coal assets. Following the disposition of ARCO's two major Australian coal properties in the first quarter of 1999, ARCO's carrying value for its remaining Australian coal properties was approximately $60 million.

    CHEMICAL. In July 1998, ARCO sold its entire interest in ARCO Chemical to Lyondell Petrochemical Company (Lyondell) for cash proceeds of $4.6 billion. After deferral of $313 million of the pre-tax gain, ARCO recorded a net after-tax gain of $1.1 billion. In 1997, ARCO redeemed its 9% exchangeable notes with Lyondell common stock owned by ARCO. ARCO then sold its remaining Lyondell shares in a privately negotiated transaction. ARCO realized an aggregate after-tax gain of $291 million on the two Lyondell transactions.

    IMPAIRMENT AND RESTRUCTURING CHARGES

    In 1998, ARCO recorded a $925 million after-tax charge for the write-down of oil and gas properties, including $507 million related to former Union Texas Petroleum properties and $114 million related to California heavy crude oil properties. In addition, ARCO recorded restructuring charges totaling $172 million after tax for the costs of eliminating over 1,200 positions related to the downsizing of continuing operations, primarily exploration and production technical support, international exploration and production support operations and corporate headquarters. The total also included charges related to office space and facilities that will be vacated with no expected future economic benefit.

    ACQUISITION

    In June 1998, ARCO completed a tender offer for all of the common stock of Union Texas Petroleum Holdings, Inc. (UTP) for approximately $2.5 billion. In the second half of 1998, the added revenues from UTP production were more than offset by depreciation, depletion and amortization, which included the allocated purchase price and the operating costs associated with those properties.

SIGNIFICANT FACTORS AFFECTING BP AMOCO'S OPERATING RESULTS

    EXCEPTIONAL ITEMS

    Exceptional items comprise profits or losses on the sale of businesses and fixed assets, merger transaction costs and fundamental restructuring charges.

    In 1998 sales of businesses and fixed assets generated net profits before tax of $1,048 million. The principal sales were exploration and production properties in the U.S. and Papua, New Guinea, the refinery in Lima, Ohio, the retail network in the Czech Republic, the Adibis fuel additives business, a specialty chemicals distribution business and the sale and partial leaseback of the Amoco building in Chicago, Illinois. Also included was the disposal by the BP/Mobil joint venture of its retail network in Belgium. BP and Amoco merger transaction costs of $198 million in respect of advisors' fees and expenses were incurred in 1998.

    The major elements of the net profit before tax on the sale of businesses and fixed assets in 1997 of $440 million were the sales of U.S. exploration and production properties and an intrastate natural gas pipeline unit in Texas. Also included were the costs of terminating the BP/Mobil joint venture lubricant materials manufacturing operations at Llandarcy in the U.K.

    The implementation costs relating to the European refining and marketing joint venture with Mobil charged against income were $265 million in 1997 and $267 million in 1996 before taxes. These costs represented BP Amoco's share of severance, restructuring and rebranding in the joint venture which, together with asset write-downs and some BP Amoco-specific costs, amounted to $532 million before taxes. Cash outflows relating to these costs were $122 million in 1998, $307 million in 1997 and $69 million in 1996.

    The charges for refinery network rationalization of $47 million in 1997 and $24 million in 1996 represent the balance of the costs associated with the rationalization of BP Amoco's international refining system announced in 1995.

    In 1996 the net loss of $171 million before taxes on the sale of businesses and fixed assets resulted principally from the sale of the polystyrene foam products and Carborundum businesses, properties in the U.K. and U.S. and Canadian exploration and production assets.

    IMPAIRMENT

    In 1998, BP Amoco recognized charges for asset write-downs totaling $475 million. This included $214 million for the write-downs of the Opon Field and an adjacent power plant in Colombia and $61 million for the write-down of various other oil and natural gas properties. Also included was a write-down of $200 million in the book value of BP Amoco's investment in A.O. Sidanco as a result of increased economic uncertainty in Russia.

    ACQUISITIONS

    During 1998 BP Amoco acquired Styrenix Kunststoffe, a plastics business based in Germany, and a number of minor refining and marketing businesses. In 1997, BP Amoco and Shell Oil completed the formation of Altura Energy, a partnership combining their oil and gas interests in west Texas and southeast New Mexico. In 1996, BP Amoco acquired a chemical additives business and related businesses of Albermarle Corporation for $535 million.

    Investment in associated undertakings in 1997 included the acquisition of a 10% interest in A.O. Sidanco, a Russian integrated oil company, for $484 million. The net investment in joint ventures in 1997 of $1,967 million included the operational funding of the BP/Mobil joint venture and the acquisition of a 60% interest in Pan American Energy in Argentina and a 50% interest in Empresa Petrolera Chaco in Bolivia, two oil and natural gas producing companies, for $865 million.

BP AMOCO FINANCIAL TARGETS AND GROUP PROSPECTS

    BP AMOCO FINANCIAL TARGETS

    Following the merger of BP and Amoco on December 31, 1998, the Group Chief Executive and the management of BP Amoco have conducted a major strategic review of the combined BP Amoco Group's operations and asset base and, as a consequence of this review, have developed targets for its financial performance. The primary targets are:

    - The percentage return on average capital employed of the BP Amoco Group to be increased, through efficiency improvements and growth, by between five and six percentage points over the three-year period to the end of the year 2001.

    - The gross level of capital expenditures over the three-year period to the end of the year 2001 to be about $26 billion.

    - Aggregate asset disposals of around 15% of capital employed by about the end of the year 2001, that is, disposals of approximately $10 billion.

    - Capital employed by the BP Amoco Group to grow in the three-year period to the end of the year 2001.

    - Gearing (the ratio of net debt to the aggregate of net debt and equity expressed as a percentage) to remain in a range from between about 25% to about 30%.

    - Continuation of its current dividend policy of paying dividends equal to approximately 50% of its estimated average earnings (excluding the effect of the depreciation and amortization charges resulting from the combination) over the course of a business cycle.

    The targets are expected to be achievable in external environmental conditions (including oil prices) over the period to the end of the year 2001 which are not substantially worse than those prevailing on average during 1998. These targets replace previously announced targets and take account of an expected rate of pre-tax cost savings of $2 billion per annum resulting from the BP/Amoco merger and which it is now believed can be achieved before the end of 1999, but do not reflect the impact of the combination with ARCO. In particular, the targets do not include the estimated annual pre-tax cost savings of $1 billion, the expected asset disposals of approximately $3 billion or the effects of the fair valuation of ARCO assets and the resulting amortization and additional depreciation charges. The targets will be reviewed following the combination with ARCO and may require adjustment.

    CURRENT TRADING AND PROSPECTS

    Volatility in the general trading environment, particularly in relation to higher crude oil prices, will affect results. Higher crude oil prices in the second quarter 1999 are likely to create an improvement in second quarter 1999 trading performance of BP Amoco and ARCO over the corresponding first quarter 1999 performance.

    Restructuring activity has caused BP Amoco's results for the three months ended March 31, 1999, and is likely to cause its near term results, to be affected by restructuring charges. These charges may be significant in the context of a quarter's or a full year's results.

    BP Amoco believes that the prospects of the BP Amoco Group will be enhanced by the combination with ARCO.

RECENT DEVELOPMENTS

    BP Amoco has announced a significant oil discovery in the Gulf of Mexico. Based on information from the initial discovery well, it appears that the oil field may hold at least one billion barrels of recoverable oil. BP Amoco has a 75% interest in the field. BP Amoco has also announced further significant discoveries in the Gulf of Mexico, Angola and Azerbaijan.

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

    BP Amoco and ARCO are providing the following pro forma financial information to give you a better picture of what the results of operations and financial position of the combined businesses of BP Amoco and ARCO might have looked like had the combination occurred on an earlier date. This information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of BP Amoco would have been if the combination had occurred on the respective dates assumed. This information also is not necessarily indicative of BP Amoco's future operating results or consolidated financial position.

    Please see "Unaudited Pro Forma Condensed Consolidated Financial Information" beginning on page 87 for a more detailed explanation of this analysis.

    BASIS OF PRESENTATION

    The pro forma financial information has been prepared in accordance with U.K. GAAP, which differs in certain respects from U.S. GAAP. In the pro forma financial information, ARCO's financial position and results of operations have been adjusted to U.K. GAAP as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    BP Amoco will account for the combination as an acquisition under U.K. GAAP and as a purchase under U.S. GAAP. Under acquisition accounting, the identifiable assets and liabilities of ARCO are recorded at their fair value on the date of acquisition. The cost of acquisition and the fair values used in the Unaudited Pro Forma Condensed Consolidated Financial Information have not yet been finally determined and, accordingly, the amounts reflected below may differ from the amounts that would have been determined if the final cost of acquisition and its allocation had been known. The pro forma financial information has been prepared on this basis.

    UNAUDITED PRO FORMA INCOME STATEMENT DATA

    The pro forma income statement data have been prepared assuming that the combination took place on January 1, 1998. This is the first day of the earliest financial period presented in the pro forma financial information.

    The pro forma income statement for the three months ended March 31, 1999 combines the unaudited historical condensed consolidated income statement of ARCO, as adjusted to U.K. GAAP, and BP Amoco for the period, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    The pro forma income statement for the year ended December 31, 1998 combines the historical condensed consolidated income statements of ARCO, as adjusted to U.K. GAAP, and BP Amoco for the year after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    The pro forma per share information presented below does not reflect the proposed one-for-one subdivision of BP Amoco ordinary share capital.

    The U.K. GAAP measures "Total replacement cost operating profit" and "Replacement cost profit before exceptional items" are explained in Note 1 of the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                                                                                                THREE
                                                                                               MONTHS
                                                                                                ENDED     YEAR ENDED
                                                                                              MARCH 31,    DECEMBER
                                                                                                1999       31, 1998
                                                                                             -----------  -----------
                                                                                                  $            $

                                                                                              (MILLIONS, EXCEPT PER
                                                                                              SHARE AND ADS AMOUNTS)
UNAUDITED PRO FORMA INCOME STATEMENT DATA
U.K. GAAP
Turnover...................................................................................      20,627       95,073
Less: Joint ventures.......................................................................       3,426       15,722
                                                                                             -----------  -----------
Group turnover.............................................................................      17,201       79,351
Total replacement cost operating profit....................................................       1,144        3,932
Replacement cost profit before exceptional items...........................................         368        1,213
Profit (loss) for the period from continuing operations....................................        (487)       1,308
Profit (loss) per BP Amoco ordinary share..................................................
  Basic....................................................................................       (0.04)        0.12
  Diluted..................................................................................       (0.04)        0.12
U.S. GAAP
Profit (loss) for the period from continuing operations....................................        (257)         554
Per BP Amoco ordinary share................................................................
  Basic....................................................................................       (0.02)        0.05
  Diluted..................................................................................       (0.02)        0.05
Per BP Amoco ADS...........................................................................
  Basic....................................................................................       (0.12)        0.30
  Diluted..................................................................................       (0.12)        0.30

Profit (loss) for the period...............................................................        (257)       1,660
Per BP Amoco ordinary share
  Basic....................................................................................       (0.02)        0.15
  Diluted..................................................................................       (0.02)        0.15
Per BP Amoco ADS
  Basic....................................................................................       (0.12)        0.90
  Diluted..................................................................................       (0.12)        0.90

    UNAUDITED PRO FORMA BALANCE SHEET DATA

    The pro forma balance sheet data have been prepared assuming that the combination took place on March 31, 1999, and combines the unaudited historical condensed consolidated balance sheets of ARCO, as adjusted to U.K. GAAP, and BP Amoco after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

                                                                                                          AT
                                                                                                    MARCH 31, 1999
                                                                                                    --------------
                                                                                                          $

                                                                                                      (MILLIONS)
UNAUDITED PRO FORMA BALANCE SHEET DATA
U.K. GAAP
Total assets......................................................................................       132,767
Shareholders' interest............................................................................        72,243
Finance debt due after more than one year.........................................................        15,907
U.S. GAAP
Shareholders' interest............................................................................        62,919

WHERE YOU CAN FIND MORE INFORMATION

    BP Amoco files annual and special reports and other information and ARCO files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information on file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, D.C. 20549 or at one of the SEC's other public reference rooms in New York City and Chicago. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC filings are also available to the public from commercial document retrieval services and, for the ARCO filings and most recent BP Amoco periodic filings only, at the Internet world wide web site maintained by the SEC at WWW.SEC.GOV.

    BP Amoco has filed a registration statement on Form F-4 to register with the SEC the BP Amoco ordinary shares which ARCO shareholders will receive in the merger, including ordinary shares represented by ADSs. BP Amoco will also file a registration statement on Form F-6 in respect of the BP Amoco ADSs. This proxy statement/prospectus is a part of the registration statement on Form F-4 and constitutes a prospectus of BP Amoco, as well as being a proxy statement of ARCO for its special meeting.

    The SEC permits BP Amoco and ARCO to "incorporate by reference" information into this proxy statement/prospectus. This means that the companies can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information superseded by information contained directly in this proxy statement/prospectus.

    This proxy statement/prospectus incorporates by reference the documents set forth below that have been previously filed with or furnished to the SEC. These documents contain important information about BP Amoco and ARCO and the financial conditions of each company.

BP AMOCO SEC FILINGS (FILE NO. 1-06262)                   PERIOD OR DATE
--------------------------------------------------------  --------------------------------------------------------
Annual Report on Form 20-F                                Year ended December 31, 1998
Reports on Form 6-K                                       Filed on January 4, 1999, April 1, 1999,
                                                          April 7, 1999, June 15, 1999 and July 7, 1999


ARCO SEC FILINGS (FILE NO. 1-01196)                       PERIOD OR DATE
--------------------------------------------------------  --------------------------------------------------------
Annual Report on Form 10-K/A                              Year ended December 31, 1998
Quarterly Report on Form 10-Q                             Quarter ended March 31, 1999
Current Reports on Form 8-K                               Filed on April 1, 1999 and April 23, 1999

    The restated financial statements of BP Amoco as of and for the years ended December 31, 1998, 1997 and 1996, included in BP Amoco's Report on Form 6-K filed on July 7, 1999, modify and supersede the financial statements included in BP Amoco's Annual Report on Form 20-F for the year ended December 31, 1998. The financial statements included in the Annual Report on Form 20-F are therefore not incorporated by reference in this document to the extent those financial statements have been modified by the restated financial statements.

    BP Amoco and ARCO also incorporate by reference into this proxy statement/prospectus additional documents that they may file with or furnish to the SEC from and including the date of this proxy statement/prospectus to the date of the ARCO special meeting. These include reports such as Annual Reports on Form 10-K and Form 20-F, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any Reports on Form 6-K so designated, as well as proxy statements.

    BP Amoco ADSs and ARCO common stock are listed on the NYSE. BP Amoco ADSs are also traded on the Chicago, Pacific and Toronto Stock Exchanges. BP Amoco ordinary shares are admitted to the Official List of the London Stock Exchange and are also traded on stock exchanges in France, Germany, Japan and Switzerland. ARCO common stock is also listed on the Pacific Exchange, the

Swiss Stock Exchange and the LSE. You may inspect any periodic reports, proxy statements and other information filed with the SEC by BP Amoco or ARCO at the offices of the NYSE, 20 Broad Street, New York, New York 10005, and at the Pacific Exchange.

    If you are a BP Amoco or ARCO shareholder, you may have been sent some of the documents incorporated by reference, but you can obtain any of them through the SEC or the SEC's Internet world wide web site as described above or from BP Amoco or ARCO as described below. Documents incorporated by reference are available from BP Amoco or ARCO without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this proxy statement/ prospectus. Shareholders may obtain documents incorporated by reference into this proxy statement/ prospectus by requesting them in writing, by telephone, by e-mail or web site from the appropriate company at the following addresses:

               BP Amoco p.l.c.                          Atlantic Richfield Company
               Britannic House                             333 South Hope Street
              1 Finsbury Circus                            Los Angeles, CA 90071
          London, EC2M 7BA, England                      Attn: Investor Relations
          Attn: Investor Relations                          Tel: (213) 486-3511
         Tel: (011 44) 171-406-4000                       Web site: WWW.ARCO.COM
          Web site: WWW.BPAMOCO.COM

    If you would like to request documents from BP Amoco or ARCO, please do so by August 16, 1999 to receive them before the ARCO special meeting.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT/PROSPECTUS TO VOTE ON THE TRANSACTIONS. NO ONE HAS BEEN AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT/PROSPECTUS. THIS PROXY STATEMENT/PROSPECTUS IS DATED JULY 15, 1999. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN, OR INCORPORATED BY REFERENCE INTO, THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT/ PROSPECTUS TO ARCO SHAREHOLDERS NOR THE ISSUANCE OF BP AMOCO ADSS OR BP AMOCO ORDINARY SHARES IN THE MERGER SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

                   THE BP AMOCO EXTRAORDINARY GENERAL MEETING

    In connection with the proposed combination of BP Amoco and ARCO, the board of directors of BP Amoco has convened an extraordinary general meeting of the shareholders of BP Amoco for September 1, 1999.

    At the meeting, BP Amoco will propose the following resolutions:

    Resolution 1: to approve the combination of ARCO and BP Amoco;

    Resolution 2: to approve and give effect to the subdivision of each existing
                  BP Amoco ordinary share, of nominal value $0.50 each, into two new BP Amoco ordinary shares, of nominal value $0.25 each.

    Resolution 3:to increase the authorized share capital of BP Amoco from
                 L12,750,000 and $6,000,000,000 to L12,750,000 and
                 $9,000,000,000, by authorizing an additional 6,000,000,000 BP
                 Amoco ordinary shares (or, adjusted for the proposed subdivision of the BP Amoco ordinary share capital, an additional 12,000,000,000 BP Amoco ordinary shares);

    Resolution 4:to give the board of directors of BP Amoco the authority to issue BP Amoco ordinary shares up to an aggregate nominal amount of $1,885,000,000 in addition to the shares to be issued to give effect to the combination;

    Resolution 5:to give the BP Amoco board the power to disapply shareholders'
                 preemption rights in respect of issues of ordinary shares for cash with an aggregate nominal value of $280,000,000, which will be equal to approximately five percent of BP Amoco's issued share capital immediately following the combination; and

    Resolution 6: to amend the BP Amoco articles of association to provide that, among other things, (1) voting on all resolutions at general meetings of BP Amoco, other than those of a procedural nature, will be on a poll and (2) to the extent permitted by law:

               - the directors, if they determine, may accept proxies delivered electronically or by telephone and the requirements in the articles of association that a proxy form must only be in writing and signed or, in the case of a company, have the seal affixed, will no longer apply;

               - BP Amoco may serve or deliver an offer, notice or other
                 document (except share certificates) on or to shareholders electronically to an electronic address or facsimile number provided to BP Amoco by the shareholder; and

               - any such notice sent electronically or by facsimile is treated as being served or delivered on the expiration of two hours from the time it was sent.

    The authorizations granted in Resolutions 4 and 5 will expire on the earlier of the date of BP Amoco's annual general meeting in 2000 and July 14, 2000.

RESOLUTION REQUIRED FOR THE COMBINATION

    BP Amoco shareholders must approve Resolution 1 by a majority of the votes cast by the holders of BP Amoco ordinary shares and preference shares voting as one class in order to complete the combination. Approval by the BP Amoco shareholders of Resolutions 2 to 6 is not required to complete the combination. Resolutions 3, 4 and 5 will not become effective unless Resolution 1 is passed.

PURPOSE OF RESOLUTION 2

    Resolution 2 provides that, effective October 4, 1999, each existing BP Amoco ordinary share will be subdivided with each BP Amoco ordinary shareholder holding two new BP Amoco ordinary shares of nominal value $0.25 for each existing BP Amoco ordinary share of nominal value $0.50. A holder of BP Amoco ADSs would be issued one additional BP Amoco ADS for each BP Amoco ADS held at the record date for the share subdivision, so that such holder would hold BP Amoco ADSs representing the increased number of BP Amoco ordinary shares. The reason for the ordinary share subdivision is to reduce the price at which BP Amoco ordinary shares and BP Amoco ADSs trade, with the intention of making BP Amoco securities more attractive to retail investors and improving their liquidity. Absent any other factors affecting market prices, the share subdivision is expected to result in initial prices for the new BP Amoco ordinary shares and BP Amoco ADSs which are, in each case, approximately half the prices of the existing BP Amoco ordinary shares or existing BP Amoco ADSs immediately prior to the share subdivision.

PURPOSE OF RESOLUTIONS 3, 4 AND 5

    Resolutions 3, 4 and 5 provide for, respectively:

    -  an increase in authorized ordinary share capital;

    -  authority for the board of BP Amoco to allot shares; and

    -  the disapplication of shareholders' preemption rights.

    Resolution 3 provides for an increase in the authorized share capital of BP Amoco to a level which the company believes will be sufficient for its purposes in the medium term. Resolution 4 provides for an increase in the board allotment authority, which will enable the board to issue additional BP Amoco ordinary shares following the combination with ARCO without a specific shareholder approval, up to the nominal amount of $1,885,000,000, until the earlier of the date of BP Amoco's annual general meeting in 2000 and July 14, 2000. Resolution 5 gives the BP Amoco board the power to disapply the preemption rights of shareholders so as to permit the BP Amoco board to issue up to the nominal amount of $280,000,000 BP Amoco ordinary shares for cash without being required to offer such shares to existing shareholders in proportion to their existing shareholdings, until the earlier of the date of BP Amoco's annual general meeting in 2000 and July 14, 2000.

    At the BP Amoco extraordinary general meeting, on a show of hands every shareholder of BP Amoco who is present in person or whose duly appointed proxy is present will have one vote. On a poll, every holder of BP Amoco ordinary shares who is present in person or by proxy shall have one vote for each BP Amoco ordinary share he or she holds and every holder of BP Amoco preference shares who is present in person or by proxy will have two votes for every five BP Amoco preference shares he or she holds. As Resolutions 5 and 6 will be special resolutions, voting at the BP Amoco extraordinary general meeting on these resolutions will be on a poll.

PURPOSE OF RESOLUTION 6

    Resolution 6 provides for voting on all resolutions at BP Amoco shareholders' meetings, other than resolutions of a procedural nature, such as the adjournment of the meeting, to be taken on a poll. Resolution 6 also provides for, among other things, changes in the permissible mechanisms for shareholder notices, communications and appointment of proxies, if the directors consider it appropriate. These changes are intended to result in more efficient administration of BP Amoco shareholders meetings.

                               REGULATORY MATTERS

    Under the merger agreement, neither party is required to complete the combination in the event that any required regulatory consent or approval contains any term or imposes any condition that, individually or in the aggregate with all other terms and conditions of regulatory approvals, would be reasonably likely to have a material adverse effect on BP Amoco or ARCO. For this purpose, a material adverse effect will be determined on the basis of the total value of the combined U.S. operations of the two companies and their subsidiaries. It is possible that required regulatory consents and approvals will not be obtained at all or on a timely basis or that material conditions will be imposed on these consents and approvals that could be detrimental to the businesses of BP Amoco after the combination. See "The Merger Agreement--Conditions."

U.S. ANTITRUST

    Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and related rules, the combination may not be completed unless specific waiting period requirements have been satisfied. On May 17, 1999, ARCO and BP Amoco each filed a premerger notification and report form under the Hart-Scott-Rodino Act with the Antitrust Division of the Department of Justice and the Federal Trade Commission. On June 17, 1999, the FTC issued requests to BP Amoco and ARCO for additional information and other documentary materials relating to the combination. Under the Hart-Scott-Rodino Act, the combination may not be completed until 20 days following the substantial compliance with these requests by both parties, unless earlier terminated. At any time before or after the completion of the combination, the Antitrust Division, the FTC or others could take action under the antitrust laws with respect to the combination, including seeking to enjoin the completion of the combination, to rescind the combination or to condition approval of the combination on the divestiture of substantial assets of BP Amoco or ARCO. In addition, the State of Alaska and several other western U.S. states have indicated an interest in investigating and reviewing the combination under their state antitrust laws. BP Amoco and ARCO cannot assure you that a challenge to the combination on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

EXON-FLORIO

    The provisions of Exon-Florio under the Omnibus Trade and Competitiveness Act of 1988 empower the President of the United States to prohibit or suspend an acquisition of, or investment in, a U.S. person by a non-U.S. person if the President finds, after investigation, credible evidence that the non-U.S. person might take action that threatens to impair the national security of the U.S. and that other provisions of existing law do not provide adequate and appropriate authority to protect the national security of the U.S. Any determination that an investigation is called for must be made within 30 days of notice of the proposed transaction. If such a determination is made, any investigation must be completed within 45 days of the determination and any decision to take action must be announced within 15 days of completion of the investigation. On July 12, 1999, ARCO and BP Amoco filed a voluntary notice under Exon-Florio requesting confirmation that the combination does not threaten to impair the national security of the United States.

EUROPEAN UNION

    ARCO and BP Amoco filed a merger notification with the European Union antitrust authorities on May 4, 1999. The European Commission must review the combination to determine whether or not it is compatible with the common market and, accordingly, whether or not to permit it to proceed. A merger or acquisition which does not create or strengthen a dominant position so as to significantly impede effective competition in the common market or in a substantial part of it shall be declared compatible with the common market, and must be allowed to proceed. If, following a preliminary one month Phase I investigation, the European Commission considers that it needs to examine the combination more closely because it raises serious doubts as to its compatibility with the common market, it must initiate further Phase II investigation procedures. If it initiates a Phase II investigation, the European Commission must issue a final decision as to whether or not the combination is compatible with the common market no later than four months after the initiation of the Phase II investigation.

    BP Amoco and ARCO believe that the proposed combination is compatible with the common market under Council Regulation (EEC) No. 4064/89. Nevertheless, on June 10, 1999, the European Commission decided to initiate a Phase II investigation into the combination. There can be no assurance as to what the outcome of this investigation will be or whether a challenge to the proposed combination will be made on the grounds that it is incompatible with the common market or, if such a challenge is made, what the result will be.

OTHER LAWS

    ARCO and BP Amoco conduct operations in a number of jurisdictions, including U.S. states, where other regulatory filings or approvals may be required or advisable in connection with the completion of the combination. ARCO and BP Amoco are currently in the process of reviewing whether other filings or approvals may be required or desirable in other jurisdictions which may be material to ARCO or BP Amoco. ARCO and BP Amoco may not complete some of such filings or obtain some of such approvals (which may not as a matter of practice be required to be obtained prior to effectiveness of a merger transaction) prior to the effective time of the combination.

                                THE COMBINATION

BACKGROUND OF THE COMBINATION

    In recent years, BP Amoco periodically reviewed strategic initiatives for improvement of its competitive position in the oil and gas industry worldwide, including possible business combinations, joint ventures and other significant transactions. In August 1998, BP and Amoco announced that they were combining under the name BP Amoco to become one of the world's largest integrated oil and gas companies by market capitalization. They believed that such a combination would create a more competitive, global energy and petrochemical group than either BP or Amoco would have been on its own and would generate significant opportunities to deliver greater value to their shareholders.

    ARCO's management and board of directors periodically review ARCO's competitive position in the oil and gas industry and consider strategies to improve its position. ARCO's management in 1997 formulated a strategic plan, approved by ARCO's board of directors, calling for ARCO to focus on its two core oil and gas businesses, exploration and production and refining and marketing. As part of ARCO's execution of this strategy, ARCO disposed of its coal and chemical operations during the first seven months of 1998. ARCO also acquired Union Texas Petroleum Holdings, Inc., a U.S. based oil and gas company with primarily foreign operations.

    During 1998, crude oil prices fell significantly, from a spot price (WTI) of $20.60 per barrel at the beginning of 1998 to $12.05 on December 31, 1998. The spot price ranged from $11 to $16 per barrel during the second half of the year. This significant reduction in oil prices placed substantial pressures on the profit margins and cash flow of ARCO and other oil producers.

    The announcement of the BP/Amoco combination was followed in November 1998 by the announcement of a proposed merger between Exxon Corporation and Mobil Corporation. ARCO's management believes that the largest worldwide oil and gas companies, such as Royal Dutch/Shell, BP Amoco and the proposed combined Exxon/Mobil, have the scale and diversity of operations, financial strength and international presence that allow them to pursue the most profitable projects and to achieve superior financial results.

    In response to these industry developments and for reasons described below under "--ARCO's Reasons for the Combination; Recommendation of the ARCO Board," ARCO's management and board of directors concluded that ARCO should explore, as an alternative to executing its strategic plan as an independent company, a strategic combination with another participant in the oil and gas industry. Goldman Sachs and Salomon Smith Barney were engaged by ARCO as of December 1, 1998, and were instructed to act as ARCO's financial advisors in connection with ARCO's consideration of financial alternatives, including a possible merger transaction.

    In mid-December, 1998, Mike R. Bowlin, Chairman of the Board and Chief Executive Officer of ARCO, contacted Sir John Browne, Group Chief Executive of BP Amoco, to suggest that they meet to discuss options for closer cooperation between the two companies. Mr. Browne was heavily involved in other matters at the time, including the completion of the BP/Amoco merger, and asked that Mr. Bowlin contact him again after January 1. The BP/Amoco merger was completed on December 31, 1998. On January 4, 1999, Mr. Bowlin called Mr. Browne and they agreed to meet in London on January 8, 1999. At this meeting and at another meeting on January 26, 1999, Messrs. Bowlin and Browne preliminarily discussed a possible combination of the two companies. Their discussions focused on the strategic fit and economic rationale of the proposed combination, its structure, possible ranges for a premium to ARCO's shareholders, synergies, regulatory issues and accounting treatment for the transaction. On January 11, 1999, BP Amoco engaged Morgan Stanley and instructed Morgan Stanley to act as BP Amoco's financial advisor in relation to the possible transaction.

    Beginning in late January, 1999, a small group of senior executives of ARCO and BP Amoco, along with their outside financial advisors and legal counsel, began a series of discussions regarding the possible combination of BP Amoco and ARCO. The two companies entered into a mutual confidentiality and standstill agreement on January 29, 1999, and thereafter began exchanging due diligence information. Discussions continued throughout February and concerned the structure of the proposed combination, accounting issues, the due diligence to be conducted by each company, potential synergies, regulatory issues and a proposed time schedule for further negotiations.

    On January 27, 1999, Mr. Bowlin was contacted by the chief executive officer of "Company A," another international, integrated oil and gas company, who expressed preliminary interest in a combination of Company A with ARCO. On February 11, 1999, Mr. Bowlin and the chief executive officer of Company A met to discuss the potential for such a combination. Company A proposed a stock-for-stock merger with ARCO that would be structured as a merger of equals, accounted for as a "pooling of interests" and priced to provide ARCO's shareholders with a small premium, although specific pricing terms were not discussed. Mr. Bowlin and the chief executive officer of Company A agreed that their companies should continue to explore whether a combination was desirable. On February 24, the two companies entered into a mutual confidentiality and standstill agreement and ARCO subsequently provided Company A with due diligence information.

    At BP Amoco's regular board of directors meeting on February 12, 1999 Mr. Browne briefed the BP Amoco board regarding BP Amoco's contacts with ARCO and the board endorsed the continuation of discussions between the two companies. Mr. Bowlin briefed members of ARCO's board of directors regarding the discussions with BP Amoco at a dinner prior to ARCO's regular board meeting on January 25, 1999 and regarding the discussions with BP Amoco and with Company A at a breakfast prior to ARCO's regular board meeting on February 22, 1999.

    Messrs. Bowlin and Browne again met on February 25, 1999 in New York to discuss the proposed combination of ARCO and BP Amoco. At this meeting, Mr. Browne indicated that BP Amoco was not ready at that time to discuss the significant economic terms of the proposed combination, principally the exchange ratio. During the two weeks following this meeting, representatives of the two companies and their financial advisors had ongoing conversations regarding the status of the proposed transaction. At BP Amoco's regular board meeting on March 11, 1999, Mr. Browne updated BP Amoco's board on the current status of the discussions. On March 16, 1999, a Goldman Sachs representative called a representative of Morgan Stanley to convey ARCO's need to either continue moving the discussions forward or terminate the discussions so that it could pursue other alternatives. On March 18, 1999, BP Amoco indicated that it was prepared to accelerate discussions with ARCO and proposed a meeting between Messrs. Bowlin and Browne for March 24, 1999.

    During the period between March 19, 1999 and March 23, 1999, senior members of ARCO's and BP Amoco's managements and their financial advisors discussed a revised timetable and prepared a list of critical issues for Messrs. Bowlin and Browne to address at their upcoming meeting. On March 22, 1999, Mr. Bowlin, along with Marie Knowles, ARCO's Chief Financial Officer, and Terry Dallas, ARCO's Treasurer, briefed the ARCO board members regarding the proposed combination with BP Amoco and updated them on the status of discussions between the two companies, as well as discussions between ARCO and Company A. On March 24, 1999, Messrs. Bowlin and Browne met in Los Angeles and discussed a combination of the two companies at an exchange ratio of 0.82 to 0.83 BP Amoco ADSs per share of ARCO common stock. They also discussed the proposed terms for the level of effort to be required of both companies to obtain regulatory approvals and agreed that the two companies would work to complete negotiations and execute a definitive merger agreement as promptly as possible.

    Mr. Bowlin also met with the chief executive officer of Company A later in the day on March 24, 1999. At this meeting, Company A proposed a stock-for-stock merger with ARCO with an implied value of approximately $75 to $79 per share of ARCO common stock based on the closing prices of the two companies' shares on March 24. The proposal was conditioned upon, among other things, (1) ARCO agreeing to negotiate exclusively with Company A while Company A completed four additional weeks of due diligence and (2) the combination qualifying for pooling of interests accounting under U.S. generally accepted accounting principles. Company A further proposed the inclusion of certain members of ARCO's management team in the management of the combined company and that five to six of the seats on Company A's board of directors would be reserved for directors designated by ARCO. The two chief executives also discussed the efforts that would be required of both companies, including divestitures, in order to obtain antitrust clearance in the U.S. for the proposed combination.

    At a board of directors meeting on March 26, 1999, ARCO management, together with Goldman Sachs and Salomon Smith Barney, reviewed with the ARCO board of directors the proposals of BP Amoco and Company A. This review and the ensuing discussion of ARCO's directors focused on (1) the terms of the proposals made by BP Amoco and Company A, (2) the significant divestitures that likely would be necessary to obtain antitrust clearance for the proposed combination of Company A with ARCO and (3) the growth potential for BP Amoco and Company A both individually and following a combination with ARCO. The ARCO board of directors noted that the range of exchange ratios proposed by BP Amoco implied a higher value for ARCO than the range of exchange ratios then proposed by Company A. It also considered whether it was practical to attempt to pursue both proposals simultaneously in light of the advanced state of discussions between ARCO and BP Amoco and Company A's requirement for an exclusivity period while it conducted an additional four weeks of due diligence. For these reasons, as well as the other considerations described below under "--ARCO's Reasons for the Combination; Recommendation of the ARCO Board--Alternative Transaction," the ARCO board of directors concluded that ARCO should proceed with negotiations with BP Amoco.

    Between March 26, 1999 and March 31, 1999, representatives of BP Amoco and ARCO and their legal and financial advisors met in New York to negotiate the terms of the merger agreement and BP Amoco's requirement that ARCO grant BP Amoco an option to purchase up to 19.9% of ARCO's outstanding shares of common stock. Each company also completed its due diligence review during this period.

    In response to news reports on March 28, 1999, ARCO and BP Amoco issued a joint press release for publication prior to the opening of business (London time) on March 29, 1999, confirming that the two companies were engaged in discussions regarding a possible combination transaction. On March 29, 1999, Messrs. Bowlin and Browne tentatively agreed, subject to board approval, on the remaining unresolved principal terms of the merger, including an exchange ratio of 0.82 and ARCO's grant of the stock option required by BP Amoco.

    On March 29, 1999, the chief executive officer of Company A called Mr. Bowlin in response to ARCO's and BP Amoco's announcement that they were engaged in discussions. Company A's chief executive officer inquired what effect the BP Amoco discussions would have on ARCO's and Company A's discussions. He also indicated that he did not believe that Company A had presented ARCO with its best proposal for a combination between the two companies. Mr. Bowlin suggested in response that Company A provide ARCO with its best and final proposal, approved by Company A's board of directors, by the start of business the next day.

    Late in the evening on March 29, 1999, the chief executive officer of Company A sent Mr. Bowlin a letter proposing a stock-for-stock combination of ARCO and Company A at a slightly improved exchange ratio. At the time the ARCO board reviewed Company A's revised offer it yielded a value of approximately $82.77 per share of ARCO common stock, based on the closing price of Company A's common stock on March 30, 1999. Company A further proposed that ARCO would designate approximately one-third of the combined company's directors, that Mr. Bowlin would be the vice-chairman of the combined company and that certain other unspecified officers of ARCO would be offered positions in the senior management of the combined company. The proposal remained subject, however, to the availability of pooling of interests accounting for the combination under U.S. GAAP, the receipt of regulatory approvals and the receipt of the approval of both companies' shareholders. Company A also acknowledged that substantial divestitures would be required in order to receive antitrust clearance for an ARCO/Company A combination. The form of merger agreement proposed by Company A provided that either company could elect not to complete the combination if any divestitures necessary to obtain regulatory clearance would have a material adverse effect on the business of either company. Company A indicated that it wished to negotiate and enter into a definitive merger agreement by April 5, 1999.

    The BP Amoco board of directors met on March 30, 1999, and approved the combination of BP Amoco with ARCO and authorized Mr. Browne to finalize the merger agreement. At this meeting Morgan Stanley gave its oral opinion to the BP Amoco board that, as of March 30, 1999 and subject to various considerations set forth in such opinion, the exchange ratio was fair from a financial point of view to BP Amoco. Such opinion subsequently was confirmed in writing.

    On March 31, 1999, ARCO's board of directors met to approve the combination of ARCO and BP Amoco, the merger agreement and related matters. ARCO's legal advisors reviewed for the directors the terms and conditions of the merger agreement. Goldman Sachs and Salomon Smith Barney made a joint presentation to the board of directors regarding their financial analyses in connection with their evaluation of the fairness of the exchange ratio from a financial point of view. Goldman Sachs and Salomon Smith Barney each provided an oral opinion to the ARCO board of directors to the effect that, as of March 31, 1999, and subject to various considerations and exceptions, the exchange ratio was fair from a financial point of view to holders of ARCO common stock. Such opinions subsequently were confirmed by the delivery of written opinions dated March 31, 1999. See "--Opinions of ARCO's Financial Advisors" for a description of these opinions and the related financial analyses. The ARCO board of directors also considered and discussed at length with ARCO's management and financial advisors the status of ARCO's discussions with Company A, including Company A's last offer set forth in its letter of March 29, 1999, proposing, as described above, revised terms for a combination between ARCO and Company A. The ARCO board of directors concluded that the proposed combination with BP Amoco was preferable to the proposed combination with Company A for the reasons described below under "--ARCO's Reasons for the Combination; Recommendation of the ARCO Board-- Alternative Transaction." The ARCO directors in attendance then unanimously approved the merger agreement and the merger and resolved to recommend that ARCO's shareholders vote for adoption of the merger agreement. Two ARCO directors, Henry Wendt and Gary L. Tooker, who attended a portion of the board meeting but were not present for the directors' vote on the merger, expressed their support for the merger prior to leaving the meeting.

    Following the ARCO board meeting, Mr. Bowlin called the chief executive officer of Company A to inform him that Company A's offer had been fully considered and rejected by the ARCO board in favor of an alternative transaction. On March 31, 1999, BP Amoco and ARCO entered into the merger agreement and announced the transaction the following day.

ARCO'S REASONS FOR THE COMBINATION; RECOMMENDATION OF THE ARCO BOARD

    In response to the large drop in crude oil prices and significant industry consolidation during 1998, ARCO's management and board of directors extensively considered the advantages and disadvantages of ARCO's continued execution of its existing strategic plan, as well as possible changes to its strategic plan. In October 1998, ARCO announced a global cost reduction program and began its implementation. ARCO estimated that this program would reduce ARCO's current annual pre-tax costs on a stand-alone basis by $350 million in 1999 and $500 million in 2000 and for each year thereafter. In early January 1999, ARCO announced plans to cut capital spending in 1999 by at least 25%.

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
    ARCO's management considered the feasibility of further cost reductions in order to maintain ARCO's profitability. It was concluded, however, that ARCO's ability to make substantial further cost reductions was limited without materially adversely affecting ARCO's capacity to pursue future opportunities, including opportunities arising once oil prices recovered. ARCO's management and board of directors also determined that ARCO, as a smaller international oil company with relatively higher leverage than its competitors, had more limited ability to aggressively pursue new capital intensive opportunities. In addition, they considered the potential rewards of ARCO remaining independent, including, among others, the ability of existing ARCO shareholders to fully participate in ARCO's potential future growth and profitability. ARCO's management, following discussions with the ARCO board of directors, concluded that ARCO should explore, as an alternative to executing its strategic plan as an independent company, a strategic combination with another participant in the oil and gas industry.

    In the fall of 1998, ARCO management, using a review conducted by ARCO over the previous two years of virtually all the significant companies in the international oil industry, determined that the greatest opportunities for synergies and enhanced shareholder value, taking into account transaction costs and risks, would be created by a combination of ARCO and BP Amoco. ARCO's management and board of directors considered the following strategic benefits of a combination with BP Amoco:

    - BP Amoco is one of the world's three largest non-state owned integrated oil and gas companies. Following the combination, BP Amoco and ARCO will have combined pro forma 1998 earnings in excess of $5 billion and a combined market capitalization of approximately $190 billion based on their respective share prices on March 26, 1999 (the last trading day prior to news reports of discussions between the two companies). The combined company also will be the largest oil producer of any non-state owned company. The ARCO management and board of directors believe that BP Amoco's scale and financial strength will significantly enhance the value of ARCO's assets and allow greater value to be realized than if ARCO remained a smaller international oil and gas company. They also believe that combining ARCO's and BP Amoco's technical skills and commercial experience will enable the combined company to achieve ongoing performance improvements relative to their main competitors.

    - The ARCO management and board of directors believe that the businesses of ARCO and BP Amoco are complementary in nature in terms of their commercial strengths and geographic profiles. They believe, for example, that:

       (1) the combination of the combined company's exploration and production operations in Alaska will generate significant synergies and cost savings, which would allow Alaskan crude oil to compete more cost effectively in the international crude oil market and might facilitate development of large natural gas resources on the Alaskan North Slope;

       (2) ARCO's assets in South East Asia will significantly strengthen BP Amoco's Asian portfolio by contributing gas producing assets in China and Indonesia, as well as significant gas development interests in Thailand and Malaysia and in Indonesia's Tangguh field; and

       (3) following the combination of ARCO's leading West Coast refining and marketing operations with BP Amoco's refining and marketing operations east of the Rocky Mountains, BP Amoco will be able to compete with other coast-to-coast marketers in the U.S.

    - The ARCO management and board of directors believe that, due to expected synergies and cost savings from the combination of the two companies, BP Amoco will be able to run a combined BP Amoco and ARCO more efficiently than either company could operate on its own. They noted that BP Amoco expects the combination to generate pre-tax cost savings at an annual rate of $1 billion during the second full year after closing. These synergies and savings, if realized, will significantly enhance BP Amoco's earnings potential over the earnings potential of BP Amoco and ARCO as separate companies. The ARCO management and board of directors also considered the challenge that BP Amoco will encounter in integrating the operations of BP Amoco and ARCO and in achieving all of the synergies and cost savings currently contemplated, including the possibility that integration activities may divert management focus and resources from the ongoing operations of the combined companies.

    - The ARCO management and board of directors noted that BP Amoco's shares, like ARCO's shares, show a strong correlation to crude oil prices. For example, when crude oil prices increased in March 1999 from recent lows, the share prices of both companies increased, with BP Amoco's share price showing a greater percentage gain. If crude oil prices should experience significant increases, the ARCO management and board of directors concluded that the shares of the combined company likely would experience positive price movement similar to the movement that ARCO would expect to experience as an independent company.

    While other combinations might also enhance shareholder value, ARCO's management viewed them as less likely to be completed or as creating fewer long term benefits. In particular, the ARCO management considered the feasibility of a combination with one of the two other largest oil and gas companies, Exxon/Mobil and Royal Dutch/Shell. Management concluded that a combination with Exxon/Mobil was not feasible while the Exxon/Mobil merger was still pending and would likely be complicated by Exxon/Mobil's large West Coast refining and marketing presence. Management also determined that a merger with Royal Dutch/Shell was not feasible while Royal Dutch/Shell remained focused on its own internal restructuring and would also be complicated by Royal Dutch/Shell's significant West Coast refining and marketing position held through a joint venture with Texaco. In addition, ARCO management considered combinations with other participants in the oil and gas industry. It concluded that such a combination could not realize as great a degree of strategic fit, potential for application of best practices and level of cost savings as a combination with BP Amoco.

    In the course of reaching its decision to approve the merger agreement and the merger, the ARCO board of directors consulted with ARCO's management, as well as its legal counsel and its financial advisors. The ARCO board of directors considered the following material factors at its March 31, 1999 meeting and prior meetings:

    - CURRENT INDUSTRY, ECONOMIC AND MARKET CONDITIONS. The ARCO board of directors considered current industry, economic and market conditions and their effects on the oil and gas industry. The ARCO board of directors also noted the recent combination of BP and Amoco to form BP Amoco and the pending merger of Exxon and Mobil.

    - ARCO'S STRATEGIC ALTERNATIVES. The ARCO board of directors considered ARCO's future business prospects in light of current and expected future conditions in the oil and gas industry, including, as discussed above, the advantages and disadvantages of its current strategic plan compared to a combination with BP Amoco. The ARCO board evaluated ARCO's strategic plan using various different assumptions regarding the future levels of crude oil prices and of ARCO's exploration and production, including assumptions of significantly higher future oil prices, enhanced rates of exploration success and increased volumes and profitability of production.

    - STRATEGIC BENEFITS OF A COMBINATION WITH BP AMOCO. ARCO's board of directors considered the strategic benefits of a combination with BP Amoco described above.

    - EXCHANGE RATIO. The ARCO board of directors considered the value of the exchange ratio provided for in the merger agreement relative to the then-current market prices and historical trading prices of ARCO's common stock and BP Amoco's ordinary shares over the past three

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
      years. It noted that, based on the closing price of BP Amoco's ordinary shares on March 26, 1999, the exchange ratio represents a 26% premium over the closing price of ARCO's common stock on the same date, the last trading day prior to the news reports of discussions between the two companies, and based on the same BP Amoco closing price represents a premium of approximately 36% over the average closing price of ARCO common stock for the one-month period, 28% over the six-month period and 19% over the one-year period, prior to March 26, 1999. In addition, the ARCO board of directors considered the following factors:

       (1) that there is a strong potential for appreciation in the value of BP Amoco ordinary shares and BP Amoco ADSs as a result of synergies and cost savings created by the combination;

       (2) that the stock prices of the three largest oil and gas companies, Exxon/Mobil, Royal Dutch/Shell and BP Amoco, as a multiple of their earnings and discretionary cash flows, are consistently higher than those for the more domestically focused integrated oil and gas companies in ARCO's peer group, irrespective of the level of crude oil prices, creating the possibility of additional appreciation in the value of BP Amoco's ordinary shares and BP Amoco ADSs compared to ARCO's common stock;

       (3) that ARCO's shareholders, who will hold following the combination approximately 15% of the total issued share capital of BP Amoco, will be able to participate in any such appreciation;

       (4) that there can be no assurance that ARCO's shareholders will realize any appreciation in the value of BP Amoco ordinary shares and BP Amoco ADSs that they receive in the combination; and

       (5) that the exchange ratio will not be adjusted if the BP Amoco share price changes, even if materially, in the period prior to completion of the combination, creating the possibility that the value of the merger consideration may increase or diminish prior to the closing.

    - ALTERNATIVE TRANSACTION. The ARCO board considered the alternative of a combination with Company A as discussed above under "--Background of the Combination." It noted that BP Amoco's offer had an implied value of approximately $84.72 per share of ARCO common stock compared to an implied value of approximately $82.77 per share of ARCO common stock for Company A's last offer based on the closing prices of BP Amoco's ADSs and Company A's common stock on March 30, 1999, the last complete trading day prior to the date of the board's consideration. It also noted that a combination of ARCO and Company A would not create a combined company that would be comparable in its market capitalization or financial strength to BP Amoco and the other largest oil and gas companies. It determined that the proposed combination with BP Amoco was more favorable to ARCO's shareholders because, among other reasons, it believed that:

       (1) Company A's offer would not generate the same level of synergies and cost savings as the combination with BP Amoco, due in part to the smaller expected overlap in the operations of ARCO and Company A, particularly following the divestitures that would likely be required from a combined Company A and ARCO to obtain regulatory clearances for such a combination,

       (2) BP Amoco's ordinary shares had greater potential to appreciate in value than Company A's common stock following a combination with ARCO, due in part to the impact of the anticipated divestitures by a combined Company A and ARCO, and

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
       (3) a combination with Company A was not as certain to be completed as the combination with BP Amoco due to an additional condition to completion that a combination with Company A qualify for pooling-of-interests accounting treatment.

    - OBLIGATION TO OBTAIN ANTITRUST CLEARANCE. The ARCO board of directors noted that the merger agreement requires BP Amoco and ARCO to use their best reasonable efforts to complete the combination, including to gain clearance from antitrust authorities. The merger agreement also requires each of them to accept any condition, term or restriction in connection with obtaining such clearance unless such conditions, terms and restrictions in aggregate would be reasonably likely to have a material adverse effect on BP Amoco or ARCO, considered with respect to the total value of the combined U.S. operations of BP Amoco, ARCO and their subsidiaries. The ARCO board of directors concluded that these provisions significantly increased the likelihood that the merger would receive antitrust clearance.

    - FINANCIAL ADVISORS PRESENTATIONS. The ARCO board of directors considered the presentations and related analyses by Goldman Sachs and Salomon Smith Barney. It also noted the oral opinion, subsequently confirmed in writing, of each of them as to the fairness of the exchange ratio from a financial point of view to the holders of ARCO common stock as of March 31, 1999. See "-- Opinions of ARCO's Financial Advisors" for a description of these opinions and the related financial analyses. ARCO does not currently intend to request updated opinions from Goldman Sachs and Salomon Smith Barney.

    - COMPETING OFFERS; BREAK-UP FEE. The ARCO board of directors considered the potential effect of the limitations in the merger agreement on ARCO's ability to respond to third-party proposals to acquire ARCO made subsequent to the merger agreement's execution. In particular, the ARCO board of directors noted that:

       (1) if it determined that any such proposal was a "superior proposal," it could provide information to and engage in negotiations with the third party making the superior proposal, subject to the terms and conditions of the merger agreement;

       (2) the termination payment provisions of the merger agreement could have the effect of discouraging alternative proposals for a business combination with ARCO; and

       (3) the stock option agreement could have the effect of precluding any alternative business combination with ARCO from being accounted for as a pooling-of-interests under U.S. GAAP, which could be an additional impediment to certain alternative proposals for a business combination with ARCO.

           On balance, the ARCO board of directors determined that these provisions, which it considered customary for transactions of this nature involving U.S. companies and which BP Amoco insisted be included, were a necessary aspect of assuring BP Amoco's entry into the merger agreement. See "The Merger Agreement--Acquisition Proposals," "--Termination and Effects of Termination" and "The Stock Option Agreement."

    - CUSTOMARY CLOSING CONDITIONS. The ARCO board of directors noted the provisions of the merger agreement providing for customary closing conditions, including regulatory approvals and required approvals of ARCO's and BP Amoco's shareholders.

    - EMPLOYEE COMPENSATION AND BENEFITS. The ARCO board of directors considered the provisions of the merger agreement protecting the severance and other benefits afforded to ARCO's employees.

    - TAX-FREE REORGANIZATION. The ARCO board of directors considered the ability to consummate the combination as a tax-free reorganization for U.S. federal income tax purposes.

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
    - PRINCIPAL TRADING MARKET FOR BP AMOCO ORDINARY SHARES. The ARCO board of directors noted that the principal trading market for BP Amoco ordinary shares is, and will continue to be after the combination, the London Stock Exchange. It noted, however, that the BP Amoco ADSs are listed on the NYSE and will provide a more accessible trading vehicle than BP Amoco ordinary shares for most U.S. shareholders.

    The foregoing discussion of the information and factors considered by the ARCO board of directors is not intended to be exhaustive, but includes all material factors considered by ARCO's board of directors. In addition, the board of directors of ARCO did not undertake to make any specific determination as to whether any particular factor (or any aspect of any particular factor) was favorable or unfavorable to its ultimate determination, but rather conducted a discussion of the factors described above, including asking questions of ARCO's management and legal and financial advisors, and reached a general consensus that the merger was in the best interest of ARCO and its shareholders. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of such matters, the ARCO board of directors did not consider it practical to, nor did it attempt to, assign relative weights to the specific factors it considered in reaching its decision. In considering the factors described above, individual members of the ARCO board of directors may have given different weight to different factors.

    Based on its consideration of the factors described above, the ARCO board of directors has (1) determined that the terms of the merger agreement and the merger of ARCO and BP Amoco were advisable and in the best interests of ARCO and its shareholders and (2) approved the merger agreement and the merger. THE ARCO BOARD OF DIRECTORS RECOMMENDS THAT ARCO'S SHAREHOLDERS VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT.

BP AMOCO'S REASONS FOR THE COMBINATION

    At its meeting on March 30, 1999, the BP Amoco board of directors approved the combination of BP Amoco and ARCO. In the course of making its decision to approve the combination, the BP Amoco board consulted with BP Amoco's management, as well as outside legal counsel and its financial advisors, and considered a number of factors. The material factors considered are summarized below.

    STRENGTHENED STRATEGIC POSITION

    The combination of the two companies will make BP Amoco the largest non-state owned oil producer in the world, as well as the largest oil and gas producer in both the U.S. and the U.K. ARCO will bring to BP Amoco distinctive assets that will diversify its portfolio internationally, bolster or extend its strategic position in key areas, and significantly increase its options for growth. Among the strategic gains considered by the BP Amoco board are the following:

    - ALASKAN OIL AND GAS. The combined Alaskan oil assets of BP Amoco and ARCO would provide BP Amoco opportunities for significant cost reductions and incentives for new investment, which should result in a more efficient and cost competitive Alaskan North Slope oil region. ARCO's significant Alaskan gas interests, taken together with BP Amoco's existing interests, justify a new phase of investigation into the feasibility of bringing Alaskan North Slope gas deposits into production.

    - REFINING AND MARKETING. In the U.S., the combination of ARCO's leading position in refining and marketing on the West Coast with BP Amoco's substantial position in the balance of the U.S. will enable the combined group to compete on an equal footing with other major coast-to-coast marketers of gasoline.

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
    - GLOBAL GAS ASSETS. The addition of ARCO's gas production and reserves will make BP Amoco the second largest non-state owned gas producer in the world and offer significant potential for further growth in production. In Southeast Asia ARCO will bring to BP Amoco, in addition to ARCO's current gas producing assets in China and Indonesia, significant growth interests in the Thailand/Malaysia joint development zone and in Indonesia's world-class Tangguh field, each of which is currently undeveloped.

    SYNERGIES

    The combined enterprise is expected to achieve an annual rate of pre-tax cost savings of approximately $1 billion during the second full year after closing, with anticipated pre-tax cost savings of approximately $600 million to be achieved during the first full year. The estimated cost savings, which are in addition to cost savings previously targeted by the two companies separately, are expected to come from the following:

    - organizational efficiencies, including reductions in staff and corporate overheads;

    - more focused exploration efforts through the use of shared technology to reduce the risk of unsuccessful wells and through the ability to choose only the most attractive opportunities available to the combined company;

    - standardization and simplification of business processes, E.G., information technology; and

    - rationalization of operations, e.g., through the elimination of duplicative offices and the adoption of common procurement policies.

The anticipated cost savings are expected to be offset by restructuring charges and transaction expenses of approximately $1 billion in the first year after the combination, including approximately $400 million in U.K. stamp duty reserve tax to be incurred on the issuance of BP Amoco ADSs to ARCO shareholders. BP Amoco expects to reduce worldwide staff by approximately 2,000 positions as a result of the combination.

    ADDITIONAL CONSIDERATIONS

    In the course of reaching its decision to approve the combination, the BP Amoco board considered the following additional factors:

    - The board considered the opinion of Morgan Stanley to the effect that, as of March 30, 1999, the exchange ratio was fair from a financial point of view to BP Amoco based upon and subject to the various considerations set forth in its opinion. BP Amoco does not currently intend to request an updated opinion from Morgan Stanley.

    - The board considered that the combination would be subject to acquisition accounting under U.K. GAAP, resulting in ongoing additional depreciation and amortization charges. It is currently estimated that these additional charges will amount to approximately $2.0 billion in the first full year after completion of the combination. While accepting that this accounting treatment would have an adverse effect on reported earnings, the board recognized that investors were increasingly prepared to take other financial measures into account when assessing the performance of a company.

    - The board also considered that in the first full year of combined enterprise operations, the combination would be accretive to BP Amoco's earnings per ordinary share, based on achieving the anticipated pre-tax cost savings of approximately $600 million during the first full year and excluding the effect of additional depreciation and amortization charges, the restructuring charges and transaction expenses. This anticipated accretion assumes prospective oil prices above $10 per barrel. The board also recognized that the transaction would generate significant

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
      incremental cash flow through reduced cash costs arising from the targeted synergies and reduced capital expenditure through the application of BP Amoco capital efficiency targets to all of the combined enterprise's assets.

    - The board considered that the implied premium to be paid for ARCO's outstanding shares, based on the relative market prices of BP Amoco and ARCO shares, was approximately 26% based on average closing market prices for both the one-week and one-month periods prior to the first public reporting of a possible combination. The board also considered that such implied premium was in line with the implied premia paid or payable in the BP/Amoco and Exxon/Mobil mergers when measured by the equivalent trading periods.

    - The board considered that the growth opportunities in ARCO's existing asset base could contribute up to 300,000 barrels per day in oil or oil equivalents of new production by 2010.

    - The board considered that the proposed combination was not expected to result in any change to the ceiling target for BP Amoco's "gearing," or leverage, or to its policy of paying dividends equal to approximately 50% of its estimated average earnings, excluding the effect of additional depreciation and amortization charges resulting from the combination, over the course of a business cycle.

    - The board considered the fact that BP Amoco's current management would manage the combined group.

    - The board considered the possibility that the process of planning for the integration of ARCO into BP Amoco and the regulatory approval process and effects might adversely affect the delivery of BP Amoco business performance targets. The board noted the proposal of BP Amoco management that the risk of such adverse effects be minimized through the appointment of two senior executives dedicated principally to managing these processes.

    - The board considered the possibility of encountering difficulties in achieving cost savings in the amounts currently estimated or in the time frame currently contemplated.

    In view of the wide variety of factors considered by the BP Amoco board in connection with its evaluation of the combination, the board did not consider it practical to, and did not attempt to, quantify, rank or otherwise assign relative weights to the specific factors described above, and individual members of the board may have given different weight to different factors.

OPINIONS OF ARCO'S FINANCIAL ADVISORS

    OPINION OF GOLDMAN SACHS

    On March 31, 1999, Goldman Sachs delivered its oral opinion to the ARCO board that, as of that date, the exchange ratio was fair from a financial point of view to the holders of ARCO common stock other than BP Amoco and BP Amoco's and ARCO's subsidiaries. Goldman Sachs later delivered a written opinion confirming its oral opinion.

    THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX B TO THIS DOCUMENT AND IS INCORPORATED BY REFERENCE. ARCO SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY.

    In connection with its opinion, Goldman Sachs reviewed, among other things:

    - the merger agreement;

    - annual reports to shareholders of ARCO and of BP Amoco for the five years ended December 31, 1998;

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
    - annual reports on Form 10-K of ARCO for the five years ended December 31, 1998;

    - annual reports on Form 20-F of BP Amoco for the five years ended December 31, 1997 and a draft annual report on Form 20-F provided to Goldman Sachs by BP Amoco for the year ended December 31, 1998;

    - certain interim reports to shareholders and quarterly reports on Form 10-Q of ARCO;

    - certain interim reports to shareholders on Form 6-K of BP Amoco;

    - certain other communications from ARCO and BP Amoco to their respective shareholders;

    - certain internal financial analyses and forecasts for ARCO prepared by its management; and

    - estimates of cost savings and synergies projected by the managements of ARCO and BP Amoco to result from the merger.

    Goldman Sachs also held discussions with members of the senior management of ARCO and BP Amoco regarding the strategic rationale for, and the potential benefits of, the merger and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs:

    - reviewed the reported price and trading activities for the shares of ARCO common stock, BP Amoco ordinary shares and BP Amoco ADSs;

    - compared certain financial and stock market information for ARCO and BP Amoco with similar information for certain other companies the securities of which are publicly traded;

    - reviewed the financial terms of certain recent business combinations involving integrated oil companies specifically and in other industries generally; and

    - performed such other studies and analyses as Goldman Sachs considered appropriate.

    In arriving at its opinion, Goldman Sachs relied upon and assumed the accuracy and completeness of all of the financial and other information it reviewed. In that regard, Goldman Sachs assumed, with the ARCO board's consent, that the estimates of cost savings and synergies projected by the managements of ARCO and BP Amoco had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of ARCO and BP Amoco. As the ARCO board was aware, BP Amoco did not make available to Goldman Sachs its projections of expected future performance. Instead, for purposes of its analyses, Goldman Sachs utilized, with the ARCO board's consent, the estimates of research analysts for BP Amoco. Goldman Sachs also assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on ARCO, BP Amoco or their subsidiaries or on the contemplated benefits of the merger in any respect material to Goldman Sachs' analysis. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of ARCO or BP Amoco or any of their subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs' written opinion was provided for the information and assistance of ARCO's board in connection with its consideration of the merger and does not constitute a recommendation as to how any ARCO shareholder should vote with respect to the merger.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In rendering its opinion, Goldman Sachs performed a variety of financial and comparative analyses, including those described below. Selecting portions of the analyses or of the summary set forth below, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction

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
used in the analyses below as a comparison is directly comparable to ARCO or BP Amoco or the merger.

    The analyses were prepared solely for purposes of Goldman Sachs' providing its opinion to the ARCO board as to the fairness from a financial point of view of the exchange ratio to the holders of ARCO common stock, other than BP Amoco and BP Amoco's or ARCO's subsidiaries, and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of ARCO, BP Amoco, Goldman Sachs nor any other person assumes responsibility if future results are materially different from those forecast.

    Goldman Sachs' opinion to the ARCO board was one of many factors taken into consideration by the ARCO board in making its determination to approve the merger agreement. The summary below does not purport to be a complete description of the analysis performed by Goldman Sachs in connection with such opinion and is qualified by reference to the written opinion of Goldman Sachs set forth in Appendix B.

    Goldman Sachs is familiar with ARCO, having provided certain investment banking services to ARCO from time to time, including having acted as its financial advisor in connection with its divestiture of its United States and Australian coal assets, having acted as lead managing underwriter of a private placement of preferred stock of an ARCO subsidiary, having acted as dealer on its commercial paper program and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the merger agreement.

    Goldman Sachs has also provided from time to time, and continues to provide, certain investment banking services to BP Amoco, including having acted as lead managing underwriter in connection with various public and other offerings of its and its subsidiaries' debt securities, having acted as co-managing underwriter of various public offerings of Amoco Corporation's debt securities, having acted as a dealer on its subsidiary BP America Inc.'s commercial paper program and providing general financial advisory services. Peter D. Sutherland, Chairman of BP Amoco, is a managing director of Goldman Sachs and a partner of The Goldman Sachs Group, L.P., the parent of Goldman Sachs. On April 12, 1999, it was announced that Sir John Browne, chief executive officer of BP Amoco, would serve as a director on the board of The Goldman Sachs Group, Inc., the successor to The Goldman Sachs Group, L.P. following its initial public offering. Goldman Sachs may provide investment banking services to BP Amoco and its subsidiaries in the future.

    Goldman Sachs provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of ARCO or BP Amoco for its own account and for the accounts of customers.

    OPINION OF SALOMON SMITH BARNEY

    Salomon Smith Barney was retained by ARCO to act as co-financial advisor in connection with the proposed merger. In connection with its engagement, ARCO requested that Salomon Smith Barney evaluate the fairness, from a financial point of view, to the holders of ARCO common stock of the exchange ratio provided for in the merger. On March 31, 1999, at a meeting of the ARCO board held to evaluate the proposed merger, Salomon Smith Barney delivered to the ARCO board an oral opinion, subsequently confirmed by delivery of a written opinion dated March 31, 1999, to the effect that, as of that date and based upon and subject to the matters stated in the opinion, the exchange ratio was fair, from a financial point of view, to the holders of ARCO common stock.

    In arriving at its opinion, Salomon Smith Barney:

    - reviewed the merger agreement and related documents;

    - held discussions with senior officers, directors and other representatives and advisors of ARCO and senior officers and other representatives and advisors of BP Amoco concerning the businesses, operations and prospects of ARCO and BP Amoco;

    - examined publicly available business and financial information relating to ARCO and BP Amoco, as well as financial forecasts for ARCO, and other information and data for ARCO and BP Amoco which were provided to or otherwise discussed with Salomon Smith Barney by the managements of ARCO and BP Amoco, including information relating to strategic implications and operational benefits anticipated to result from the merger;

    - reviewed the financial terms of the merger as described in the merger agreement in relation to, among other things, current and historical market prices and trading volumes of ARCO common stock and BP Amoco securities, the historical and projected earnings and other operating data of ARCO and BP Amoco, and the capitalization and financial condition of ARCO and BP Amoco;

    - considered, to the extent publicly available, the financial terms of other transactions recently effected which Salomon Smith Barney considered relevant in evaluating the merger;

    - analyzed financial, stock market and other publicly available information relating to the businesses of other companies whose operations Salomon Smith Barney considered relevant in evaluating those of ARCO and BP Amoco;

    - evaluated the potential pro forma financial impact of the merger on BP Amoco; and

    - conducted other analyses and examinations and considered other financial, economic and market criteria as Salomon Smith Barney deemed appropriate in arriving at its opinion.

    In rendering its opinion, Salomon Smith Barney assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with Salomon Smith Barney. With respect to these financial forecasts and other information and data, Salomon Smith Barney assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of ARCO and BP Amoco and the strategic implications and operational benefits anticipated to result from the merger.

    Salomon Smith Barney assumed, with the consent of ARCO, that the merger will be treated as a tax-free reorganization for federal income tax purposes. Salomon Smith Barney's opinion relates to the relative values of ARCO and BP Amoco. Salomon Smith Barney did not express any opinion as to what the value of BP Amoco securities actually will be when issued to ARCO shareholders pursuant to the merger agreement or the prices at which BP Amoco securities will trade subsequent to the merger. Salomon Smith Barney did not make and was not provided with an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of ARCO or BP Amoco nor did Salomon Smith Barney make any physical inspection of the properties or assets of ARCO or BP Amoco.

    In connection with its engagement, Salomon Smith Barney was not requested to, and did not, solicit third party indications of interest in the possible acquisition of all or a part of ARCO. Salomon Smith Barney expressed no view as to, and its opinion does not address, the relative merits of the merger as compared to any alternative business strategies that might exist for ARCO or the effect of any other transaction in which ARCO might engage. Salomon Smith Barney's opinion was necessarily based upon information available, and financial, stock market and other conditions and circumstances existing and disclosed, to Salomon Smith Barney as of the date of its opinion. Although Salomon Smith

Barney evaluated the exchange ratio from a financial point of view, Salomon Smith Barney was not asked to and did not recommend the specific consideration payable in the merger agreement, which was determined through negotiation between ARCO and BP Amoco. No other instructions or limitations were imposed by ARCO on Salomon Smith Barney with respect to the investigations made or procedures followed by Salomon Smith Barney in rendering its opinion.

    THE FULL TEXT OF SALOMON SMITH BARNEY'S WRITTEN OPINION DATED MARCH 31, 1999, WHICH DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS DOCUMENT AS APPENDIX C AND SHOULD BE READ CAREFULLY IN ITS ENTIRETY. SALOMON SMITH BARNEY'S OPINION IS DIRECTED TO THE ARCO BOARD AND RELATES ONLY TO THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW, DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER WITH RESPECT TO ANY MATTER RELATING TO THE PROPOSED MERGER. THE SUMMARY OF SALOMON SMITH BARNEY'S OPINION INCLUDED IN THIS DOCUMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

    In preparing its opinion, Salomon Smith Barney performed a variety of financial and comparative analyses, including those described below. The summary of these analyses is not a complete description of the analyses underlying Salomon Smith Barney's opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. Accordingly, Salomon Smith Barney believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

    In its analyses, Salomon Smith Barney considered industry performance, general business, economic, market and financial conditions and other matters existing on the date of its opinion, many of which are beyond the control of ARCO and BP Amoco. No company, transaction or business used in those analyses as a comparison is identical to ARCO, BP Amoco or the proposed merger, nor is an evaluation of those analyses entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the merger, public trading or other values of the companies, business segments or transactions being analyzed. The estimates contained in Salomon Smith Barney's analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Salomon Smith Barney's analyses and estimates are inherently subject to substantial uncertainty.

    Salomon Smith Barney's opinion and analyses were only one of many factors considered by the ARCO board in its evaluation of the merger and should not be viewed as determinative of the views of the ARCO board or management with respect to the exchange ratio or such proposed merger.

    Salomon Smith Barney is familiar with ARCO and BP Amoco, having provided investment banking services to ARCO and BP Amoco in the past in connection with matters unrelated to the proposed merger, for which services Salomon Smith Barney has received compensation. In addition, Salomon Smith Barney and its affiliates, including Citigroup Inc. and its affiliates, may maintain relationships with ARCO, BP Amoco and their respective affiliates. Salomon Smith Barney has advised ARCO that, in the ordinary course of business, Salomon Smith Barney and its affiliates may actively trade or hold the securities of ARCO and BP Amoco for their own account or for the account of customers and, accordingly, may at any time hold a long or short position in those securities.

    JOINT FINANCIAL ANALYSES OF ARCO'S FINANCIAL ADVISORS

    The following is a summary of all material financial analyses Goldman Sachs and Salomon Smith Barney used in connection with providing their opinions to the ARCO board. THE FINANCIAL ANALYSES SUMMARIZED BELOW INCLUDE INFORMATION PRESENTED IN TABULAR FORMAT. IN ORDER TO FULLY UNDERSTAND THE FINANCIAL ANALYSES OF THE FINANCIAL ADVISORS, THE TABLES MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE DO NOT CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES. CONSIDERING THE DATA SET FORTH BELOW WITHOUT CONSIDERING THE FULL NARRATIVE DESCRIPTION OF THE FINANCIAL ANALYSES, INCLUDING THE METHODOLOGIES AND ASSUMPTIONS UNDERLYING THE ANALYSES, COULD CREATE A MISLEADING OR INCOMPLETE VIEW OF THE FINANCIAL ANALYSES OF ARCO'S FINANCIAL ADVISORS.

    SELECTED TRANSACTIONS ANALYSIS. ARCO's financial advisors compared certain premiums and multiples implied in the merger to those from two selected recent transactions in the integrated oil industry: the pending merger of Exxon and Mobil, and the merger of BP with Amoco.

    The financial advisors calculated the share price premium indicated by the excess of (1) the implied values of the merger consideration on each of March 26, 1999 and March 30, 1999, over (2) the per share closing price of ARCO common stock on March 26, 1999 and the average per share closing price of ARCO common stock for the one-month, six-month and one-year periods ended March 26, 1999. The implied value of the merger consideration was derived from the per share closing prices of BP Amoco ADSs on March 26, 1999 and on March 30, 1999, and the exchange ratio of 0.82 of a BP Amoco ADS for one share of ARCO common stock. March 26, 1999 was chosen as a reference date for both the implied value of the merger consideration and the price of ARCO common stock because it was the last trading day prior to the first news reports that ARCO and BP Amoco were discussing a potential business combination. March 30, 1999 was chosen as an additional reference date for the implied value of the merger consideration because it was the last trading day prior to the date of execution of the merger agreement. The following table reflects the results of the share price premium analysis:

                                                                                  IMPLIED SHARE PRICE PREMIUM IN
                                                                                    BP AMOCO/ARCO COMBINATION
                                                                         ------------------------------------------------
                                                                                BASED ON                 BASED ON
REFERENCE DATE OR PERIOD                                                   BP AMOCO ADS PRICE       BP AMOCO ADS PRICE
FOR ARCO COMMON STOCK PRICE                                                  MARCH 26, 1999           MARCH 30, 1999
-----------------------------------------------------------------------  -----------------------  -----------------------
March 26, 1999.........................................................              26.0%                    29.6%
One Month Prior Average................................................              36.1%                    40.0%
Six Months Prior Average...............................................              28.0%                    31.6%
One Year Prior Average.................................................              19.4%                    22.8%

    The financial advisors calculated the implied premiums in the Exxon/Mobil and BP/Amoco transactions on the same basis, based on the applicable per share closing price on the trading day prior to the first news reports that the companies were discussing or had announced a potential business combination transaction. The following table reflects the results of the share price premium analysis:

                                                                                   IMPLIED SHARE PRICE PREMIUMS
                                                                                      IN RECENT COMBINATIONS
                                                                         ------------------------------------------------
REFERENCE DATE OR PERIOD FOR PRICE                                             EXXON/MOBIL               BP/AMOCO
OF TARGET COMPANY'S SHARES                                               -----------------------  -----------------------
-----------------------------------------------------------------------        (BASED ON PER SHARE CLOSING PRICE OF
                                                                                    SHARES ISSUED IN MERGER ON
                                                                                TRADING DAY PRIOR TO NEWS REPORTS)
Trading Day Prior to News Reports......................................              32.1%                    22.7%
One Month Prior Average................................................              33.6%                    22.3%
Six Months Prior Average...............................................              32.5%                    18.5%
One Year Prior Average.................................................              33.4%                    14.5%

    The financial advisors also compared the price-to-earnings per share and price-to-discretionary cash flow per share multiples implied by the exchange ratio in the merger agreement to those implied in the Exxon/Mobil and BP/Amoco transactions, in each case based on per share closing prices on the trading days prior to the first news reports that the companies were discussing or had announced a potential business combination. Discretionary cash flow is net income plus depreciation, depletion, amortization, deferred taxes and exploration expenses. Multiples were calculated for the fiscal year of, and the two full fiscal years following, the public announcements of the transactions, using median earnings per share and discretionary cash flow per share estimates provided by I/B/E/S International Inc., a data service which monitors and publishes a compilation of earnings estimates of selected research analysts on publicly traded companies. The following table indicates the implied multiples calculated for each transaction:

                                                           IMPLIED MULTIPLES IN
                                                        BP AMOCO/ARCO COMBINATION
                                               --------------------------------------------
                                                                                                IMPLIED MULTIPLES IN
                                                     BASED ON               BASED ON            RECENT TRANSACTIONS
                                                BP AMOCO ADS PRICE     BP AMOCO ADS PRICE    --------------------------
                                                  MARCH 26, 1999         MARCH 30, 1999       EXXON/MOBIL    BP/AMOCO
                                               ---------------------  ---------------------  -------------  -----------
P/E MULTIPLE
  Current Fiscal Year........................            41.2x                  42.4x              32.0x         28.7x
  Fiscal Year 2..............................            28.6x                  29.4x              25.7x         19.7x
  Fiscal Year 3..............................            22.6x                  23.2x              22.6x         16.3x

P/DCF MULTIPLE
  Current Fiscal Year........................             9.5x                   9.8x              14.0x         10.4x
  Fiscal Year 2..............................             8.6x                   8.8x              12.3x          8.7x
  Fiscal Year 3..............................             7.5x                   7.7x              10.8x           N/A

    COMPARISON OF PUBLICLY TRADED COMPANIES. ARCO's financial advisors reviewed and compared certain financial information, ratios and public market multiples relating to ARCO and BP Amoco to corresponding financial data for the following publicly traded integrated oil companies which were divided into tiers reflecting their relative market capitalization size:

TIER 1                                 TIER 3
-Exxon Corporation/Mobil Corporation   -ARCO
-Royal Dutch Petroleum Company/        -Texaco Inc.
 Shell Transport & Trading Co. plc
-BP Amoco                              TIER 4
                                       -Unocal Corporation
TIER 2                                 -Phillips Petroleum Company
-Chevron Corporation                   -Conoco Inc.
                                       -USX-Marathon Group

    The financial advisors calculated and compared the price-to-earnings per share and price-to-discretionary cash flow per share multiples for each of the companies for 1999 and 2000 based on per share closing prices on March 26, 1999, the last trading day prior to the first news reports that ARCO and BP Amoco were discussing a potential business combination. Estimates of earnings per share and discretionary cash flow per share were based on median I/B/E/S estimates. The financial advisors also calculated the ratio of the price-to-earnings per share multiple for 2000 for each company to the five-year earnings per share growth rate of such company based on median I/B/E/S estimates. In addition, the financial advisors calculated the dividend yield for each company based on per share closing prices on March 26, 1999 and current dividend levels.

    The following table reflects the results of the analysis, as compared to the implied multiples and dividend yields for ARCO and BP Amoco:

                                                                             P/DCF MULTIPLE
                                                        P/E MULTIPLE                               2000 P/E
                                                    --------------------  --------------------        TO
                                                      1999E      2000E      1999E      2000E     GROWTH RATIO     DIVIDEND YIELD
                                                    ---------  ---------  ---------  ---------  ---------------  -----------------
Tier 1 Median.....................................      31.3x      22.4x      13.2x      11.3x          2.2x              2.86%
Tier 2 Median.....................................      28.5x      22.0x      11.1x       9.7x         2.59x              2.81%
Tier 3 Median.....................................      30.7x      21.2x       8.4x       7.3x         2.55x              3.80%
Tier 4 Median.....................................      28.2x      17.9x       6.2x       5.9x         2.00x              3.02%

ARCO..............................................      32.7x      22.7x       7.5x       6.8x         2.84x              4.36%
BP Amoco..........................................      31.4x      22.3x      13.5x      11.3x         2.23x              2.86%

    HISTORICAL EXCHANGE RATIO ANALYSIS. ARCO's financial advisors calculated the average of the historical daily exchange ratios of BP Amoco ADSs to ARCO common stock based on the closing prices of BP Amoco ADSs and ARCO common stock on March 26, 1999, the last trading day prior to the first news reports that ARCO and BP Amoco were discussing a potential business combination, and for the one-month, three-month, six-month and twelve-month periods ended March 26, 1999. This analysis indicated the following historical exchange ratios, as compared to the exchange ratio in the merger agreement:

                                                                                                       HISTORICAL
                                                                                                     EXCHANGE RATIOS
                                                                                            ---------------------------------
PERIOD                                                                                         LOW       AVERAGE      HIGH
------------------------------------------------------------------------------------------  ---------  -----------  ---------
Last Month................................................................................       0.63        0.65        0.67
Last Three Months.........................................................................       0.63        0.69        0.81
Last Six Months...........................................................................       0.63        0.73        0.84
Last Twelve Months........................................................................       0.63        0.79        0.94

MARCH 26, 1999       MERGER EXCHANGE RATIO
-----------------  -------------------------
0.65.........                   0.82

    CONTRIBUTION ANALYSIS. ARCO's financial advisors reviewed certain historical and estimated future operating and financial information for ARCO, BP Amoco and the combined enterprise resulting from the merger. The financial advisors analyzed the relative ownership of ARCO shareholders in the combined enterprise following the merger based on the exchange ratio of 0.82 as compared to the relative income statement contribution of ARCO and BP Amoco to the combined enterprise without taking into account any of the possible cost savings and other benefits that may be realized as a result of the merger. Using median I/B/E/S estimates for 1999 through 2001, the financial advisors analyzed ARCO's relative contribution to net income for 1997 through 2001 and ARCO's relative contribution to discretionary cash flow and cash flow for 1997 through 2000. Discretionary cash flow is net income plus depreciation, depletion, amortization, deferred taxes and exploration expenses. Cash flow is discretionary cash flow less capital expenditure estimates based on Goldman Sachs' Equity Research. The following table reflects the results of this analysis:

                                                                                             CONTRIBUTION OF ARCO
                                                                                        TO THE COMBINED BP AMOCO/ARCO
                                                                              --------------------------------------------------
                                                                                 1997         1998         1999E        2000E
                                                                                 -----        -----     -----------  -----------
Net Income..................................................................          19%           9%          11%          13%
Discretionary Cash Flow.....................................................          20%          19%          19%          18%
Cash Flow...................................................................           9%           0%           2%           4%

  ARCO common shareholders' relative ownership of combined BP Amoco/ARCO.................................................... 14%


                                                                                 2001E
                                                                              -----------
Net Income..................................................................          15%
Discretionary Cash Flow.....................................................
Cash Flow...................................................................

  ARCO common shareholders' relative ownership of combined BP Amoco/ARCO....

    PRO FORMA COMBINED ANALYSIS. ARCO's financial advisors prepared a pro forma analysis of the potential financial impact of the combination based on the exchange ratio in the merger of 0.82. The financial advisors analyzed the pro forma financial impact of the merger on earnings per share for 2000 through 2002 and on discretionary cash flow per share for 2000 for the BP Amoco ADSs. In this analysis, the financial advisors used median I/B/E/S estimates for BP Amoco and both ARCO management's estimates for 2000 and 2001 and median I/B/E/S estimates for ARCO, and assumed that either 50% or 100% of $1 billion of projected pre-tax synergies from the merger would be realized in 2000 and that 100% of $1 billion of projected pre-tax synergies would be realized in 2001 and 2002. This analysis indicated that the merger would be dilutive, or represent a reduction, to the estimated earnings per share of BP Amoco ADSs in 2000, 2001 and 2002, and would be accretive, or represent an addition, to estimated discretionary cash flow per share of BP Amoco ADSs in 2000, in each case as compared to estimates for BP Amoco on a stand-alone basis.

    PRESENT VALUE OF HYPOTHETICAL FUTURE STOCK PRICE ANALYSIS. ARCO's financial advisors compared a range of net present values of hypothetical future ARCO common stock prices on a stand-alone basis to a range of net present values of hypothetical future stock prices of the pro forma combined company. The financial advisors calculated hypothetical ARCO common stock prices in 2001 based on ARCO management's 2001 earnings per share estimates and a range of price-to-earnings multiples of 18x to 22x. The financial advisors applied a sensitivity analysis to the earnings per share estimates by varying oil price assumptions up and down by $2 per barrel and adjusting the earnings per share estimates accordingly based on Goldman Sachs Equity Research analysis. The financial advisors then calculated the net present values of these hypothetical future stock prices, assuming dividends during the two-year period at present levels and using discount rates ranging from 8% to 10%.

    The financial advisors then performed similar calculations to derive a range of net present values of hypothetical future stock prices of the pro forma combined company, adjusted for the merger exchange ratio. Earnings per share estimates for the combined company were based on median I/B/E/S estimates for BP Amoco, ARCO management's estimates for ARCO, $1 billion of pre-tax synergies and purchase accounting, and included the same $2 per barrel of oil sensitivity analysis as for the ARCO common stock. Price-to-earnings per share multiples ranged from 20x to 24x and the discount rate ranged from 8% to 10%.

    Comparing the net present values derived for ARCO on a stand-alone basis to those derived for the pro forma combined company in the analysis indicated that the net present values of these hypothetical future stock prices for the pro forma combined company ranged from 31.9% to 33.5% higher than the net present values for ARCO without any variance in oil price assumptions, from 15.2% to 16.8% higher assuming a $2 per barrel increase in oil prices, and from 59.1% to 60.4% higher assuming a $2 per barrel decrease in oil prices.

    MISCELLANEOUS

    Goldman Sachs and Salomon Smith Barney, as part of their investment banking businesses, are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. ARCO selected the financial advisors because they are internationally recognized investment banking firms that have substantial experience in transactions similar to the BP Amoco-ARCO combination.

    Pursuant to the terms of their engagement, ARCO has agreed to pay Goldman Sachs and Salomon Smith Barney an aggregate fee equal to 0.15% of the sum of the consideration paid in connection with the combination plus the principal amount of ARCO's debt. ARCO has also agreed to reimburse Goldman Sachs and Salomon Smith Barney for their reasonable out-of-pocket expenses, including attorney's fees, and to indemnify Goldman Sachs and Salomon Smith Barney and related parties against liabilities, including liabilities under federal securities laws, arising out of their engagement.

OPINION OF FINANCIAL ADVISOR TO BP AMOCO

    BP Amoco retained Morgan Stanley on January 11, 1999 to act as its financial advisor in connection with a possible combination with ARCO. Morgan Stanley was selected by the BP Amoco board of directors to act as BP Amoco's financial advisor based on Morgan Stanley's qualifications, expertise and reputation and its knowledge of the business and affairs of BP Amoco. At the March 30, 1999 meeting of the BP Amoco board of directors, Morgan Stanley rendered to the BP Amoco board of directors an oral opinion, which was confirmed in writing as of such date, to the effect that as of such date and based upon and subject to the various considerations set forth in its opinion, the exchange ratio is fair from a financial point of view to BP Amoco.

    THE FULL TEXT OF THE WRITTEN OPINION OF MORGAN STANLEY DATED MARCH 30, 1999 SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY MORGAN STANLEY IN RENDERING ITS OPINION. THE OPINION IS ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS APPENDIX D AND IS INCORPORATED HEREIN BY REFERENCE. THIS OPINION SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY. MORGAN STANLEY'S OPINION IS DIRECTED TO THE BP AMOCO BOARD OF DIRECTORS AND ADDRESSES ONLY THE FAIRNESS OF THE EXCHANGE RATIO FROM A FINANCIAL POINT OF VIEW TO BP AMOCO AS OF THE DATE OF THE OPINION. THE OPINION DOES NOT ADDRESS ANY OTHER ASPECT OF THE COMBINATION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY PERSON AS TO HOW TO VOTE WITH RESPECT TO THE COMBINATION. THE SUMMARY OF THE OPINION OF MORGAN STANLEY SET FORTH IN THIS PROXY STATEMENT/ PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

    In connection with rendering its opinion, Morgan Stanley, among other things:

    - reviewed certain publicly available financial statements and other publicly available information of BP Amoco and ARCO;

    - reviewed certain internal financial statements and other financial data of BP Amoco and ARCO;

    - participated in discussions with ARCO management regarding ARCO's financial performance and prospects;

    - discussed with BP Amoco management certain strategic, financial and operational benefits which BP Amoco management anticipate from the combination of BP Amoco and ARCO;

    - reviewed the likely pro forma impact of the merger on BP Amoco's future earnings and cash flow per ADS, consolidated capitalization and financial ratios;

    - reviewed the reported historical prices and trading activity for ARCO common stock and BP Amoco ordinary shares and ADSs;

    - compared the financial performance of ARCO and BP Amoco and the prices and trading activity of ARCO common stock and BP Amoco ordinary shares and ADSs with that of certain other publicly traded companies comparable to ARCO and BP Amoco;

    - reviewed the financial terms, to the extent publicly available, of certain comparable transactions;

    - participated in discussions and negotiations among representatives of ARCO and BP Amoco and their financial and legal advisors;

    - reviewed drafts of the merger agreement and certain related documents each dated March 30, 1999; and

    - performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

    In rendering its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. Morgan Stanley relied upon BP Amoco's commercial assessments of the merits of the combination and assumed that the internal financial statements and other financial data, including information relating to certain strategic, financial and operational benefits anticipated from the combination, have been reasonably prepared on bases reflecting the best currently available estimates and judgements of the future financial performance of ARCO and BP Amoco. Morgan Stanley has not made any independent valuation or appraisal of the assets or liabilities of ARCO or BP Amoco, nor was it furnished with any such appraisals. Morgan Stanley also assumed that the combination of BP Amoco with ARCO will be consummated on the terms set forth in the merger agreement. Morgan Stanley's opinion is necessarily based on economic, market and other conditions as in effect on March 30, 1999 and the information made available to it as of such date.

    The following is a brief summary of all material analyses performed by Morgan Stanley in connection with rendering its opinion letter dated March 30, 1999. Certain of these summaries of financial analyses include information presented in tabular format. In order to understand fully the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

    HISTORICAL EXCHANGE RATIO ANALYSES

    Morgan Stanley reviewed and analyzed the exchange ratios implied by relating the daily historical closing prices per share of ARCO common stock to the corresponding prices of BP Amoco ADSs during the 12-month period beginning March 26, 1998 and ending March 26, 1999. The following table presents the highest, lowest and certain average implied exchange ratios during the periods covered and as of March 26, 1999. The table also presents, for each implied historical exchange ratio or average exchange ratio, the premium (discount) implied by the actual exchange ratio for the combination over the relevant implied historical exchange ratios.

                                                                                                     IMPLIED PREMIUM
                                                                                                  (DISCOUNT) OFFERED BY
                                                                      IMPLIED HISTORICAL         BP AMOCO/ARCO EXCHANGE
                                                                   EXCHANGE RATIO (BP AMOCO               RATIO
                                                                         ADSS TO ARCO                OVER HISTORICAL
                                                                         COMMON STOCK)               EXCHANGE RATIO
                                                                -------------------------------  -----------------------
High as of June 19, 1998......................................                  0.94                        (14.4)%
Low as of March 11, 1999......................................                  0.63                         30.2
Average Prior 12 Months.......................................                  0.79                          3.4
Average Prior 6 Months........................................                  0.73                         12.5
Average Prior 3 Months........................................                  0.69                         19.3
Average Prior 1 Month.........................................                  0.65                         26.8
Average Prior 1 Week..........................................                  0.65                         27.0
As of March 26, 1999..........................................                  0.65                         26.0

    EXCHANGE RATIO PREMIUMS IMPLIED IN SELECTED PRECEDENT TRANSACTIONS

    Morgan Stanley reviewed historical exchange ratios implied by the daily historical closing prices per share of the two companies involved in each of the BP/Amoco merger and the Exxon/Mobil merger, as well as the premiums implied in each of those transactions based on the actual merger exchange ratios over the implied historical exchange ratios for various periods preceding the announcement date of each transaction. The following table sets forth the exchange ratio premiums implied in the foregoing transactions as compared to the current transaction.

                                                                                                             IMPLIED
                                                                       IMPLIED          IMPLIED        PREMIUM OFFERED BY
                                                                     PREMIUM OF       PREMIUM OF        THE BP AMOCO/ARCO
PRE-ANNOUNCEMENT PERIOD OR DATE                                       BP/AMOCO        EXXON/MOBIL           EXCHANGE
FOR HISTORICAL EXCHANGE RATIOS                                     EXCHANGE RATIO   EXCHANGE RATIO            RATIO
-----------------------------------------------------------------  ---------------  ---------------  -----------------------
Prior 12 Months Average..........................................          28.9%            20.7%                 3.4%
Prior 6 Months Average...........................................          35.2             24.7                 12.5
Prior 3 Months Average...........................................          36.9             24.2                 19.3
Prior 1 Month Average............................................          32.7             27.6                 26.8
Prior 1 Week Average.............................................          25.3             26.3                 27.0
1 Day Prior......................................................          22.7             28.1                 26.0

    Based on the foregoing, Morgan Stanley observed that, depending on the selected time frame, the premium implied in the proposed combination with ARCO over historical implied exchange ratios is either in line with, or less than, similar premiums implied by such precedent transactions.

    PRO FORMA EARNINGS AND CASH FLOW IMPACT ANALYSES

    Morgan Stanley analyzed the pro forma effects of the combination and computed the resulting accretion/dilution to the combined enterprise's projected earnings per share, cash earnings per share and cash flow per share during 2001 based on the exchange ratio. Such computations were done using projections of income and cash flow for each of BP Amoco and ARCO and assumed synergies for the combined entity prepared and provided to Morgan Stanley by BP Amoco management. The analysis indicated that under various oil price scenarios the combination would be dilutive (or represent a reduction) to estimated earnings per share of BP Amoco ADSs in 2001 and would be accretive (or represent an addition) to estimated cash earnings per share and cash flow per share of BP Amoco ADSs in 2001, in each case as compared to estimates for BP Amoco on a stand-alone basis.

    SYNERGY ADJUSTED PUBLIC MARKET TRADING MULTIPLES VALUATION

    Morgan Stanley selected certain publicly traded companies engaged in businesses which Morgan Stanley judged to be comparable to that of ARCO. For purposes of such analysis, Morgan Stanley grouped such companies as follows:

Tier 1                                         BP Amoco, Royal Dutch/Shell and Exxon Corp.;

Tier 2                                         Mobil Corp., Chevron Corp. and Texaco Inc.;

Tier 3                                         Conoco Inc., Phillips Petroleum Co.,
                                               USX-Marathon Group and Occidental Petroleum
                                               Corporation;

International Integrateds                      ENI Spa, Elf Aquitane SA, Total S.A. and
                                               Repsol S.A.

    Morgan Stanley determined the market capitalization for each of the foregoing companies based upon the closing price per share as of March 26, 1999 using publicly available information. Morgan Stanley then arrived at a range of comparable company multiples by (1) dividing such market capitalizations by projected earnings and cash flow and (2) dividing such market capitalization, plus net debt, by earnings before interest, taxes, depreciation and amortization, in each case, for each of the foregoing companies for the year 2000 based upon estimates compiled by I/B/E/S International Inc.

    Based on its judgement of comparability, Morgan Stanley applied multiples derived from such analysis ranging between (1) 18.0-28.0x ARCO projected earnings, (2) 7.0-9.0x ARCO cash flow and (3) 6.0-8.0x ARCO earnings before interest, taxes, depreciation and amortization, for 1999 and 2000 in each case similarly compiled by I/B/E/S International Inc. The resulting average of these three implied valuation ranges was then adjusted for anticipated pro forma synergies to be realized following the combination, as estimated by BP Amoco management. The resulting valuation range computed by Morgan Stanley implies a total equity value for ARCO of between $21.2 and $28.5 billion and an implied premium (or discount) to ARCO's market capitalization between (0.5)% and 33.8%, based upon its common stock price on March 26, 1999.

    Based on the foregoing, Morgan Stanley observed that the premium offered in the proposed combination with ARCO is within the range suggested by the foregoing public market trading analysis.

    SYNERGY ADJUSTED DISCOUNTED CASH FLOW ANALYSIS

    Morgan Stanley generated estimates of future cash flow for ARCO for various periods ranging from 1999-2008, depending on the business, by geographic region and business segment based primarily on publicly available information, BP Amoco management's estimates, Morgan Stanley estimates and third party sources, including Wood Mackenzie reports, and assuming various oil price scenarios. Morgan Stanley then determined the present value of such cash flows using various discount rates which reflected Morgan Stanley's judgment regarding the appropriate weighted average cost of capital for these businesses. The sum of the discounted cash flow amounts by business segment and region, was further adjusted for ARCO's estimated investments, working capital, net debt and other liabilities, which information was based on publicly available information. As a result of the foregoing, Morgan Stanley arrived at estimated pre-synergy equity value for ARCO. Such pre-synergy equity value was adjusted to reflect anticipated synergies resulting from the combination, as estimated by BP Amoco management.

    The following table summarizes Morgan Stanley's calculated discounted cash flow (DCF) equity values for ARCO and the resulting implied premium (or discount) to ARCO's common stock price on March 26, 1999.

                                        IMPLIED
 ASSUMED BRENT    EQUITY DCF VALUE    PREMIUM OR
   OIL PRICE        ($MILLIONS)       (DISCOUNT)
----------------  ----------------  ---------------
$  14 per Barrel     $   20,987             (1.5%)
$  17 per Barrel     $   29,151             36.8%

    Based on the foregoing, Morgan Stanley observed that the premium offered in the proposed combination with ARCO is within the range suggested by the foregoing discounted cash flow analysis.

    PRECEDENT TRANSACTION ANALYSIS

    Morgan Stanley used publicly available information to calculate multiples of selected financial data paid in certain precedent transactions and applied such multiples to comparable financial data of ARCO. Specifically, for the smaller corporation in each of the BP/Amoco merger, the Exxon/Mobil merger and the Total Petroleum North America/Petrofina merger, Morgan Stanley determined the amounts of (1) earnings before interest, taxes, depreciation and amortization, (2) cash flow and (3) earnings, in each case realized or projected during the applicable transaction year and following year, without giving effect to the impact of any transaction. Morgan Stanley then calculated the multiples of such amounts paid by the larger corporation in such precedent transactions and applied multiples derived from such calculations ranging from (1) 6.2-9.4x projected earnings before interest, taxes, depreciation and amortization, (2) 7.4-13.9x cash flow and (3) 19.1-30.0x earnings, for ARCO as compiled by I/B/E/S International Inc. The resulting consensus equity values and premium (or discount) to ARCO's common stock price on March 26, 1999 are summarized below.

                                                                            IMPLIED EQUITY           IMPLIED
VALUATION BASIS                                                            VALUE ($MILLIONS)   PREMIUM (DISCOUNT)
------------------------------------------------------------------------  -------------------  -------------------
Consensus ARCO Equity Value                                               $   26,000--$28,000     22.1%--31.4%

    Based on the foregoing, Morgan Stanley observed that the premium offered in the proposed combination with ARCO is within the range suggested by the foregoing precedent transaction analysis.

    None of the transactions used in any of the foregoing precedent transactions analyses is identical to the BP Amoco/ARCO combination and no company used in any of the foregoing comparable company analyses is identical to BP Amoco or ARCO. In evaluating precedent transactions and comparable companies, Morgan Stanley made judgements and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of BP Amoco or ARCO, such as the impact of competition on BP Amoco or ARCO and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of BP Amoco or ARCO or the industry or in the financial markets in general. Mathematical analysis (such as determining the mean or median) is not in itself a meaningful method of using comparable transaction or comparable company data.

    In connection with the review of the combination by the BP Amoco board of directors, Morgan Stanley performed a variety of financial and comparative analyses for purposes of its opinion. The summary set forth above does not purport to be a complete description of the analyses performed by Morgan Stanley in connection with the combination.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of BP Amoco or ARCO.

    Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses performed were prepared solely as part of Morgan Stanley's analysis of the fairness of the exchange ratio in the merger agreement to BP Amoco. The analyses do not purport to be appraisals or to reflect the prices at which BP Amoco ordinary shares or ADSs or ARCO common stock might actually trade. The exchange ratio pursuant to the merger agreement and other terms of the merger agreement were determined through arm's length negotiations between BP Amoco and ARCO and were approved by BP Amoco's board of directors. Morgan Stanley provided advice to BP Amoco during such negotiations. However, Morgan Stanley did not recommend any specific consideration to BP Amoco or that any specific consideration constituted the only appropriate consideration for the combination. Also, with BP Amoco's consent, the future financial information regarding ARCO reviewed by Morgan Stanley in connection with rendering its opinion was limited to publicly available information regarding ARCO and certain discussions with the senior management of BP Amoco and ARCO regarding the prospects of ARCO.

    Morgan Stanley's opinion was one of the many factors taken into consideration by BP Amoco's board of directors in making its determination to approve the proposed combination. Morgan Stanley's analyses summarized above should not be viewed as determinative of the opinion of the BP Amoco board of directors with respect to the value of ARCO or of whether the BP Amoco board of directors would have been willing to agree to different consideration.

    Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, Morgan Stanley is a full-service securities firm engaged in securities trading, brokerage and financing activities. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions for its own account or the accounts of customers, in debt or equity securities of BP Amoco or ARCO.

    Pursuant to an engagement letter, BP Amoco agreed to pay Morgan Stanley a customary fee and to reimburse Morgan Stanley for reasonable expenses incurred. BP Amoco also agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates, against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of Morgan Stanley's engagement. In the past, Morgan Stanley and its affiliates have provided financial advisory services for ARCO and BP Amoco and have received fees for the rendering of these services.

PLANS FOR ARCO AFTER THE COMBINATION

    After the combination is completed, ARCO will be a subsidiary of BP Amoco. BP Amoco currently expects that the rationalization of its operations after the combination will involve the sale of some of the businesses or assets now held by ARCO. Although BP Amoco has not made any determinations as to the businesses or assets to be sold, its preliminary estimate of the value of these sales is $3 billion. Except for these asset sales and other plans described in this proxy statement/ prospectus, BP Amoco does not have any present plans or proposals which relate to or would result in an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving ARCO, a sale or transfer of a material amount of ARCO'S or any of ARCO's subsidiaries' assets or any material change in its capitalization, or any other material changes in ARCO's business.

INTERESTS OF ARCO DIRECTORS AND MANAGEMENT PERSONS IN THE COMBINATION

    When you consider the recommendation of the ARCO board in favor of the merger agreement, you should keep in mind that the most highly paid members of ARCO's management and the members of the ARCO board have interests in the merger that are in addition to the interests of other shareholders of ARCO generally. Their additional interests arise primarily because there are change of control provisions in ARCO's compensation and benefit plans that are tied to their compensation levels. The merger agreement, however, does not provide the executive officers, including the named executive officers, with any right of continued employment or any special bonuses.

    EXECUTIVE OFFICERS

    ARCO's board of directors adopted in 1997, and has since amended, a number of change of control arrangements applicable to all employees on the regular U.S. payroll, including ARCO's five most highly compensated executive officers. The merger agreement recognizes that the consummation of the merger will be considered a change of control within the meaning of these various provisions. BP Amoco and ARCO agreed that all of the change of control provisions would become operative immediately following the consummation of the merger. As described under the "The Merger Agreement--Stock Options and Other Employee Benefits," the merger agreement also specifically provides that all stock-related benefits automatically will be converted into the right to purchase or receive BP Amoco ordinary shares, which will be issued in the form of BP Amoco ADSs. While all employees holding stock options and other stock-related interests will have the benefit of this provision, the named executive officers hold approximately 16% of the currently outstanding ARCO stock options and other stock related interests.

    Executive officers whose employment is involuntarily or constructively terminated within 24 months following a change of control will receive severance benefits that include:

    (1) an enhancement of the normal retirement benefit, known as the "5+5" because the enhancement adds five years of age and five years of service to the normal retirement benefit, payable in the form of a lump sum or an annuity,

    (2) a severance benefit equal to the product of one and one-half weeks of pay for each year of continuous service, capped at 36 weeks of pay, payable in a lump sum,

    (3) a cash amount equal to the excess, if any, by which the amount equal to three times the executive's total current compensation exceeds the sum of
       (1) plus (2) above. Current compensation is defined as annualized current base salary plus (a) the greater of the amount of the average cash bonus paid during the last three years or the target bonus for the current year plus (b) the average of any payment in lieu of merit awards over the preceding three years,

    (4) payment of the executive's pro-rated target Annual Incentive Plan (AIP) award, and

    (5) the continuation of health, dental and life insurance coverage for 36 months.

The sum of (1), (2) and (3) above constitutes the severance allowances detailed in the chart below.

    All executive officers, regardless of post-merger employment status, will receive the following benefits upon a change of control:

    (1) crediting of prospective dividend share credits (future undeclared and unpaid dividends),

    (2) vesting of a pro-rated number of shares in respect of contingent stock awards,

    (3) lifting of restrictions on restricted stock, and

    (4) vesting of previously unvested stock options.

Executives will also receive a tax gross-up payment, if any of the preceding payments are deemed to give rise to an excise tax obligation under Internal Revenue Code Section 4999.

    In addition to the change of control-related benefits, upon termination of employment, each of the named executive officers will receive normal retirement benefits, including payments under the retirement plan, the supplementary executive retirement plan and the executive deferral plan, and will continue to hold previously vested options and other stock rights. The date of actual receipt of certain of the retirement benefits will depend on an individual's age and length of service at the time of termination and on individual payout elections. For purposes of estimating the interests of the named executive officers in the merger, several assumptions have been made:

Effective date of merger:       December 31, 1999
Termination date of
employment:                     February 29, 2000
Retirement date:                March 1, 2000
ARCO stock value:               $94.24 per share

The assumed ARCO stock value is based on the exchange ratio in the merger and the closing mid-market quotation for BP Amoco ordinary shares on the London Stock Exchange on July 6, 1999.

    Based on these assumptions, the chart below shows the estimated cash value of the severance-related benefits to be received by each of the named executive officers that are directly attributable to the change of control:

                                                        PROSPECTIVE
                                                         DIVIDEND    PAYMENT OF
                                             PRORATED      SHARE     CONTINGENT   VESTING OF    UNVESTED
                                 SEVERANCE      AIP       CREDITS    RESTRICTED   RESTRICTED     OPTION
                                ALLOWANCES    PAYMENT     (DSCS)        STOCK        STOCK       SPREAD        TOTAL
                                -----------  ---------  -----------  -----------  -----------  -----------  ------------
Mike R. Bowlin................  $ 6,224,319  $ 138,833  $ 7,683,506  $ 4,577,237  $ 1,514,652  $ 7,434,359  $ 27,572,906
Michael E. Wiley..............    3,487,500     81,250            0    1,840,319      590,195    4,619,499    10,618,763
Marie L. Knowles..............    3,020,705     54,167    1,799,033    1,737,471      590,195    2,871,267    10,072,838
J. Kenneth Thompson...........    2,320,500     49,292    1,002,827    1,123,655      326,279    2,771,284     7,593,837
Donald R. Voelte, Jr..........    2,312,250     49,292            0      986,441      341,246    3,379,451     7,068,680

   Credited Years of Service at
         February 29, 2000

Mr. Bowlin      31 years, 2 months
                      27 years, 10
Mr. Wiley                   months
Mrs. Knowles    27 years, 4 months
Mr. Thompson    26 years, 2 months
Mr. Voelte      2 years, 11 months

    The following are explanations of the items in the columns of the above chart.

    SEVERANCE ALLOWANCES. This amount includes the primary severance benefit calculated as described above. For purposes of this presentation, a lump sum payout has been assumed, and the amount shown has been calculated as the present value of that lump sum amount on March 1, 2000, using a discount rate of 5.8%.

    PRORATED ANNUAL INCENTIVE PLAN (AIP) PAYMENT. The AIP provides for payment of a pro-rated amount of the target AIP amount for the portion of the year completed at the time of the executive's termination after a change of control. Because the termination date is assumed to be February 29, 2000, the amount represents 2/12ths of the target amount for 2000 for each of the named officers.

    PROSPECTIVE DIVIDEND SHARE CREDITS (DSCS). Under ARCO's Executive Long-Term Incentive Plan (LTIP), for all option grants made prior to 1997, DSCs are credited to an optionee's account whenever dividends are declared on ARCO common stock. The number of credits is computed by multiplying the dividend rate per share times the sum of (1) the number of eligible options and (2) the number of DSCs then accrued and then dividing the resulting number by the stock price on the dividend record date. Upon exercise of options having the right to DSCs, the option holder is entitled to receive an additional number of shares equal to the number of DSCs then accrued with respect to the options being exercised. Upon a change of control, the number of prospective DSCs yet to be accrued for the remaining term of a particular option grant are accelerated and vested. For purposes of calculating the value shown in the table above, the dividend rate was assumed to be $0.7125 per share.

    CONVERSION AND VESTING OF CONTINGENT RESTRICTED STOCK. Under the LTIP, since 1997, grants of contingent restricted stock have been awarded having one- to three-year performance periods. At the conclusion of the performance period, grants of restricted stock are made in amounts ranging from zero to three times the number of contingent shares awarded, depending on ARCO's performance relative to a peer group of other oil and gas companies. Upon a change of control, a prorated number of shares of common stock are granted based on the portion of the three-year performance cycle completed. The chart includes the estimated payout for contingent shares awarded in 1997, 1998 and 1999, assuming a payout multiple of 1.0 times the number of contingent shares.

    RESTRICTED STOCK. Under the LTIP, performance based restricted stock was granted in each of 1998 and 1999, with each grant having a two-year restricted period. Dividends paid after the grant date have been reinvested in additional restricted stock. Under the change of control provisions, the restricted stock vests immediately upon the consummation of the merger.

    UNVESTED OPTION SPREAD. The second to last column shows the net value of each executive's unvested options--the spread between the exercise price and the assumed stock value of $94.24 per share. These unvested options, none of which has the right to DSCs, will vest upon the change of control. In addition, the net value of each executive's vested options (and related DSCs) already has accrued to his or her account regardless of the change of control. As of December 31, 1999, vested options and related DSCs are estimated to have a value of $33,171,835 for Mr. Bowlin, $1,555,931 for Mr. Wiley, $6,103,953 for Mrs.
Knowles, $4,398,180 for Mr. Thompson and $2,687,848 for Mr. Voelte.

    TAX GROSS-UP PAYMENT. Under the change of control arrangements, ARCO is obligated to make additional tax gross-up payments to officers and certain other key employees deemed under Internal Revenue Code Sections 280G and 4999 to have received an "excess parachute payment." In general, Section 4999 imposes an excise tax equal to 20% of that payment. A parachute payment is any payment that is contingent on a change of control. In addition to making a payment equal to the amount of the excise tax, ARCO is also obligated to gross up the amount of the excise tax payment by an amount that completely offsets the effect of additional taxable income resulting from the excise tax payment and the gross-up process. The actual amounts deemed to be excess parachute payments and the related excise tax and gross-up amounts for each of the five named officers, as well as for the other employees eligible for the tax gross-up, cannot be reasonably determined until the time of actual termination when all relevant facts are known.

    NON-EMPLOYEE DIRECTORS

    The benefit plans covering ARCO's non-employee directors contain change of control provisions that provide for accelerated vesting of certain benefits, but do not otherwise result in increased benefits for the non-employee directors. The outside directors will, however, become vested in their restricted stock holdings upon consummation of the merger. As described above, the merger agreement provides that all rights to ARCO common stock will become rights to BP Amoco ADSs upon consummation of the merger. For purposes of the chart below, the consummation of the merger is assumed to occur on December 31, 1999 and the retirement date for each of the directors is assumed to occur on January 1, 2000.

    Under the Outside Directors Restricted Stock Plan, directors receive a minimum of 65% of their retainer fee, and may elect to receive 100% of their retainer fee, in restricted stock. In addition, in 1997 the directors' accrued retirement benefits were converted into restricted stock upon termination of the outside directors' retirement plan. Finally, some of the directors converted their cash deferral plan balances into restricted stock. All dividends are reinvested in shares of restricted stock. The restrictions normally lift upon retirement from the board. These restrictions will lift upon the concurrent consummation of the merger and retirement of each of the directors from the board.

    The chart below sets out the estimated value of the restricted stock that will be received by each of the directors as a result of his or her retirement from ARCO's board upon completion of the combination. The number of shares of restricted stock was estimated as of December 31, 1999, using an assumed stock value of $94.24 per share and the current dividend rate of $0.7125 per share.

                                                                                  VALUE OF
                                                                                 RESTRICTED
                                                                                    STOCK
                                                                               ---------------
Frank D. Boren...............................................................   $     363,041
John Gavin...................................................................         430,534
Kent Kresa...................................................................         738,008
Arnold G. Langbo.............................................................         132,015
David T. McLaughlin..........................................................         892,947
John B. Slaughter............................................................         366,203
Gary L. Tooker...............................................................         103,368
Henry Wendt..................................................................       1,624,344
Gayle E. Wilson..............................................................          54,057

    Each of the outside directors also has vested options that he or she received in connection with acceptance of a position on the ARCO board of directors. The options issued to those directors who joined the ARCO board prior to 1997 carried with them the right to dividend share credits. As of December 31, 1999, vested options and related DSCs are estimated to have the following values: Mr. Boren, $156,492; Mr. Gavin, $156,492; Mr. Kresa, $137,676; Mr.
Langbo, $74,638; Mr. McLaughlin, $136,132; Mr. Slaughter, $156,492; Mr. Tooker, $99,013; Mr. Wendt, $156,492; and Mrs. Wilson, $166,200.

    INDEMNIFICATION, DIRECTORS' AND OFFICERS' INSURANCE

    For a period of six years following completion of the combination, BP Amoco will indemnify and provide directors' and officers' liability insurance for individuals who were directors or officers of ARCO prior to completion of the combination for their acts or omissions in that capacity, as more fully described in "The Merger Agreement--Director and Officer Liability."

ACCOUNTING TREATMENT AND FUTURE REPORTING

    BP Amoco will account for the combination of ARCO and BP Amoco as an acquisition under U.K. GAAP in accordance with Financial Reporting Standard No. 6, "Acquisitions and Mergers," and will account for the combination as a purchase for U.S. GAAP purposes in accordance with APB Opinion No. 16, "Business Combinations."

    The impact on net income and BP Amoco shareholders' interest will be broadly the same under U.K. GAAP and U.S. GAAP. The excess of the purchase price for the acquisition over the fair value of the assets and liabilities acquired will be recorded as goodwill which will be amortized over its estimated economic life. The amortization of this goodwill and the additional depreciation on the fair value uplift to fixed assets will give rise to ongoing additional non-cash charges. It is currently anticipated that these additional charges will amount to approximately $2.0 billion initially against profit in the first full year after the combination of BP Amoco and ARCO. They will slowly decline but will persist for a number of years. These charges will not affect BP Amoco's cash flows nor is it expected that they will affect BP Amoco's ability to pay dividends. For further information about the fair value adjustments and goodwill BP Amoco will have to record and the additional amounts to be charged against net income, see Note 7 of the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information beginning on page 102.

    BP Amoco intends to disclose additional indicators of the BP Amoco Group's financial performance such as "EBITDA" (i.e., earnings before interest, tax, depreciation and amortization) and "Adjusted EBITDA" (i.e., replacement cost profit before exceptional items and before interest, tax, depreciation and amortization). The aim of such indicators will be to bring greater clarity to the reporting of the performance of the BP Amoco Group. While these indicators are not recognized U.K. GAAP or U.S. GAAP measures, BP Amoco believes they will, in the future, enable investors to evaluate better both BP Amoco's historical performance and its performance against that of its competitors. This new information is expected to be disclosed for the first time with the announcement of BP Amoco's results for the first six months of 1999. The new measures will be published with, and be reconcilable to, BP Amoco's other measures of financial performance.

ARCO PREFERENCE STOCKS

    Each share of ARCO's $3.00 preference stock and $2.80 preference stock still outstanding immediately prior to the effective time of the merger of ARCO and BP Amoco will remain outstanding after the effective time, and no consideration will be delivered in the merger in exchange for such preference stock. Following completion of the combination, shares of ARCO's preference stock will be convertible into BP Amoco ordinary shares, deliverable in the form of BP Amoco ADSs, rather than into shares of ARCO common stock. See "The Merger Agreement--Treatment of ARCO Preference Stock." BP Amoco will be liable for all stamp duties, stamp duty reserve tax and other taxes and similar levies, if any, imposed in connection with the issuance or creation of BP Amoco ADSs (and any BP Amoco American depositary receipts that may be issued in connection with such BP Amoco ADSs) to be issued on such conversions. See "Description of BP Amoco American Depositary Shares--Fees and Expenses."

    Until the day prior to the effective time of the merger (after which ARCO's stock transfer books will be closed), each holder of shares of ARCO's $3.00 preference stock and $2.80 preference stock may convert such shares into shares of ARCO common stock in accordance with the terms of such shares. The shares of ARCO common stock received prior to the merger upon any conversion of ARCO preference stock will then be converted pursuant to the merger into BP Amoco ADSs or, at such holder's election in accordance with required procedures, BP Amoco ordinary shares, in the same manner as all other shares of ARCO common stock to be converted in the merger. If a sufficient number of shares of either $3.00 preference stock or $2.80 preference stock is converted into ARCO common stock prior to the merger, or into BP Amoco ordinary shares after the merger, it is possible that the NYSE will delist that class of preference stock. The NYSE would normally consider the delisting of listed preference stock if:

    - the aggregate market value of publicly-held shares is less than $2 million; or

    - the number of publicly held shares is less than 100,000.

    If either class of ARCO preference stock is delisted, ARCO cannot assure holders of shares of that class that any active trading market outside the NYSE will develop for their shares, or that the market price for those shares, if there is an available market price, will not be adversely affected. As of July 9, 1999, there were 48,539 shares of $3.00 preference stock and 550,921 shares of $2.80 preference stock outstanding.

    Shares of ARCO preference stock outstanding after the merger will continue to provide their holders with the right to vote at ARCO shareholders' meetings, if any are held, but will not represent the right to vote at meetings of BP Amoco shareholders. Except for these shares of ARCO preference stock, BP Amoco will own directly or indirectly all of the voting stock of ARCO after the merger.

    Shares of ARCO preference stock also will continue to be redeemable by ARCO following the merger in accordance with their terms. See "Comparison of Rights of ARCO Shareholders and BP Amoco Shareholders--Preferred Stock and Preference Stock."

OTHER EFFECTS OF THE COMBINATION

    It is a condition to the combination of ARCO and BP Amoco that the BP Amoco ADSs issuable in connection with the merger be authorized for listing on the NYSE subject to official notice of issuance, and that the London Stock Exchange will have granted permission for admission to the Official List, subject to allotment, of the new BP Amoco ordinary shares to be issued by BP Amoco in connection with the merger and that such permission will not have been withdrawn prior to the merger. If the merger is completed, listing of the newly issued BP Amoco ordinary shares on the LSE will become effective, and dealings in the BP Amoco ordinary shares are expected to commence, at 8:00 a.m., London time, on the day that the merger occurs. If the merger is completed, shares of ARCO common stock will cease to be listed on the NYSE and the other exchanges on which such shares are listed. For information concerning the material income tax consequences of the ownership of BP Amoco ordinary shares and BP Amoco ADSs, see "Material Tax Consequences--United States Tax Consequences of Owning BP Amoco Ordinary Shares and BP Amoco ADSs."

    Immediately after the completion of the merger, ARCO will continue to have debt securities outstanding and, unless all of the ARCO preference stock is converted prior to the merger, shares of ARCO preference stock outstanding and, accordingly, ARCO will continue to file periodic reports with the SEC under the Securities Exchange Act for so long as required after the merger. If at any time permitted by applicable law and the terms of such securities, ARCO may cease filing such periodic reports with the SEC.

    The content and timing of reports and notices that BP Amoco files with the SEC differ in several respects from the reports and notices that ARCO currently files. BP Amoco is a foreign private issuer for the purposes of the reporting rules under the Securities Exchange Act.

    As a U.S. reporting company, ARCO must file with the SEC, among other reports and notices:

    (1) an annual report on Form 10-K within 90 days after the end of each fiscal year,

    (2) quarterly reports on Form 10-Q within 45 days after the end of each fiscal quarter, and

    (3) reports on Form 8-K upon the occurrence of certain corporate events.

    As a foreign private issuer, pursuant to the requirements of the Securities Exchange Act, BP Amoco is required to:

    (1) file with the SEC an annual report on Form 20-F within six months after the end of each fiscal year, and

    (2) furnish reports on Form 6-K upon the occurrence of significant corporate events.

    BP Amoco is not required under the Securities Exchange Act to file quarterly reports on Form 10-Q after the end of each financial quarter. Pursuant to its 1998 merger agreement with Amoco Corporation, however, BP Amoco agreed to use all reasonable efforts:

    (1) within 45 days after the end of each of its first three fiscal quarters in each of its fiscal years to file with the SEC quarterly interim reports containing the principal financial information required by Form 10-Q under cover of a Report on Form 6-K, and

    (2) within 90 days after the end of each fiscal year, to file with the SEC its Annual Report on Form 20-F.

    BP Amoco's Annual Reports on Form 20-F contain audited financial statements prepared in conformity with U.K. GAAP, with a reconciliation of net income and shareholders' interest to U.S. GAAP. BP Amoco's quarterly interim reports include unaudited interim financial information prepared in conformity with U.K. GAAP, with a reconciliation of net income and shareholders' interest to U.S. GAAP.

    In addition, the content and timing of reports and notices that holders of BP Amoco ordinary shares and BP Amoco ADSs will receive will differ from the reports and notices that are currently received by ARCO shareholders. As a U.S. reporting company, ARCO must mail to its shareholders in advance of each annual meeting of shareholders:

    (1) an annual report containing audited financial statements, and

    (2) a proxy statement that complies with the requirements of the Securities Exchange Act.

    As a foreign private issuer, BP Amoco is exempt from the rules under the Securities Exchange Act prescribing the furnishing and content of annual reports and proxy statements to its shareholders. However, BP Amoco intends to furnish to its shareholders reports similar to the reports currently furnished or available on request to the holders of BP Amoco ordinary shares, although BP Amoco could change or discontinue such practice at any time in the future. BP Amoco currently furnishes its ordinary shareholders with a summary of the BP Amoco Annual Report and Accounts, which contain audited financial statements prepared in conformity with U.K. GAAP and semi-annual interim reports which include unaudited interim financial information prepared in conformity with U.K. GAAP. In addition, ordinary shareholders of BP Amoco may request copies of BP Amoco's complete Annual Report and Accounts, which contain audited financial statements prepared in conformity with U.K. GAAP and a discussion of BP Amoco's financial results that is comparable to the Management's Discussion and Analysis that is contained in ARCO's Annual Report on Form 10-K. Shareholders may also request a copy of BP Amoco's Form 20-F. See "Summary--Where You Can Find More Information." BP Amoco also furnishes to its shareholders notices of meetings of shareholders and related documents in accordance with the rules of the London Stock Exchange.

    BP Amoco furnishes to the depositary all notices of shareholders' meetings and other reports and communications that are made generally available to BP Amoco shareholders. The depositary makes such documents available for inspection at the depositary's office in New York and arranges for the mailing to holders of BP Amoco ADSs of copies of those documents that are mailed to BP Amoco shareholders.

    ARCO common stock is presently included in the S&P 500 index. Mutual funds and other investment vehicles whose investment objective is to track the performance of the S&P 500 index currently hold a substantial amount of ARCO common stock. These funds will be required to sell their shares of ARCO common stock, or the BP Amoco ADSs or BP Amoco ordinary shares they receive in the combination of ARCO and BP Amoco, if, as is likely after the completion of the combination, ARCO is removed from the S&P 500 and BP Amoco is not included. In addition, some mutual funds and state pension funds currently holding ARCO common stock and which are precluded from holding non-U.S. equities will similarly be required to sell their shares of ARCO common stock or BP Amoco ADSs or BP Amoco ordinary shares received on completion of the combination. These sales could adversely affect the market price for the BP Amoco ADSs.

    In addition, after the combination is completed, the relative weight of BP Amoco in the FTSE 100 index is expected to increase. As a result, pension funds, unit trusts and other investment vehicles whose investment objective is to track the performance of this index are likely to increase their holdings of BP Amoco ordinary shares which may have a counter balancing effect on any adverse effect to the market price for the BP Amoco ADSs or BP Amoco ordinary shares caused by the factors described above. However, the market capitalization of the combined BP Amoco-ARCO may represent more than 10% of the aggregate market capitalization of all FTSE 100 companies. In such event, there are a small number of institutional investors that track the FTSE 100 index that are by regulation obligated not to hold more than 10% of their portfolio in a single stock. Such investors will not be able to increase their holdings of BP Amoco ordinary shares to reflect the full weighting of the BP Amoco-ARCO combination in the FTSE 100 index.

DIRECTORS AND MANAGEMENT OF BP AMOCO FOLLOWING THE COMBINATION

    The current directors and management of BP Amoco are expected to continue to serve after the combination is completed, subject to any resignations or retirements in the period prior to the combination. Information about BP Amoco's directors is contained in BP Amoco's Annual Report on Form 20-F, which is available from the SEC and from BP Amoco. See "Summary--Where You Can Find More Information."

DIVIDENDS

    The future dividends of BP Amoco will be dependent on its future earnings and financial condition and other factors affecting its business, but it is expected that BP Amoco will continue its current practice of paying dividends equal to approximately 50% of its estimated average earnings (excluding the effect of the depreciation and amortization charges resulting from the combination) over the course of the business cycle.

    BP Amoco currently expects that the timetable for dividends to be paid to its shareholders over the next 12 months will be as set forth below. ARCO shareholders will participate in all BP Amoco dividends that have a record date on or after the date that the merger becomes effective. For example, if the merger becomes effective on December 31, 1999, former holders of ARCO common stock would be entitled to receive the BP Amoco dividend payable on March 24, 2000. BP Amoco and ARCO have agreed in the merger agreement to coordinate the record dates for dividends on ARCO common stock with the record dates for dividends on BP Amoco ordinary shares so that whenever the merger becomes effective, ARCO shareholders will be entitled to one and only one dividend in each calendar quarter.

DATE OF ANNOUNCEMENT                  RECORD DATE                           PAYMENT DATE
------------------------------------  ------------------------------------  ------------------------------------
August 10, 1999                       August 20, 1999                       September 10, 1999
November 2, 1999                      November 12, 1999                     December 10, 1999
February 15, 2000                     February 25, 2000                     March 24, 2000
May 9, 2000                           May 19, 2000                          June 12, 2000

    The announcement of a dividend in any quarter is not assured, and is ultimately within the discretion of the board of directors of BP Amoco.

    At least until December 31, 2003, BP Amoco will announce dividends on BP Amoco ordinary shares in U.S. dollars and state an equivalent pounds sterling dividend. Holders of BP Amoco ordinary shares will receive dividends in pounds sterling and holders of BP Amoco ADSs will receive such dividends in U.S. dollars subject to arrangements with the depositary which enable Canadian holders to receive dividends in Canadian dollars. Since BP Amoco dividends will be determined by reference to projected earnings calculated in U.S. dollars, BP Amoco shareholders who receive dividends in pounds sterling can expect fluctuation between the amounts of one receipt and the next because of fluctuation in the U.S. dollar/pounds sterling exchange rate.

    Eligible U.S. holders of BP Amoco ADSs or BP Amoco ordinary shares will be entitled to tax benefits on the payment of cash dividends by BP Amoco. For those holders, dividend payments carry a U.K. tax credit that is, under current tax rules, fully offset by a deemed U.K. withholding tax. An eligible U.S. holder will be entitled to credit the amount of the deemed U.K. withholding tax against U.S. federal income tax liabilities. This credit and the withholding tax offset are shown in the following example:

EXAMPLE
-------------------------------------------------------------------------------------
1.         Announced dividend per BP Amoco ADS                                         $    .60
2.         Plus: U.K. tax credit (1/9th of line 1)                                          .066
                                                                                       ---------
3.         Gross taxable amount                                                             .666
4.         Less: Deemed U.K. withholding tax
           (15% of line 3, up to a maximum
           of the tax credit amount)                                                       (.066)
                                                                                       ---------
5.         Net dividend payment                                                             .60

    For more information, see "Material Tax Consequences--United States Tax Consequences of Owning BP Amoco Ordinary Shares and BP Amoco ADSs--Taxation of Dividends."

    BP Amoco has in place a dividend reinvestment program for holders of BP Amoco ordinary shares and a direct access plan (incorporating a dividend investment program) whereby United States and Canadian residents can acquire BP Amoco ADSs.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

    Statements contained in this proxy statement/prospectus or in documents incorporated by reference herein, particularly those regarding possible or assumed future performance, costs, dividends, returns, divestments, reserves and growth of ARCO and BP Amoco, industry growth and other trend projections, and those regarding synergistic benefits of the merger and estimated company earnings, in particular those set forth under "Summary--BP Amoco Financial Targets and Group Prospects," "--Recent Developments," "The Combination--ARCO's Reasons for the Combination; Recommendation of the ARCO Board," "--Opinions of ARCO's Financial Advisors," "--BP Amoco's Reasons for the Combination" and "--Opinion of Financial Advisor to BP Amoco" are or may be forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those expressed in such statements, depending on a variety of factors, including the specific factors identified in the discussions accompanying such forward-looking statements; future levels of industry product supply, demand and pricing; political stability and economic growth in relevant areas of the world; the ability of ARCO and BP Amoco to integrate their businesses successfully after the merger; development and use of new technology and successful partnering; the actions of competitors, natural disasters and other changes to business conditions; and other factors discussed elsewhere in this proxy statement/prospectus and in the documents incorporated by reference in this proxy statement/ prospectus.

                           MATERIAL TAX CONSEQUENCES

GENERAL

    The following discussion sets forth the material U.S. federal income tax consequences to holders of ARCO common stock who exchange such stock for BP Amoco ADSs or, at an ARCO shareholder's election, BP Amoco ordinary shares, pursuant to the merger and the material U.S. and U.K. tax consequences of the ownership and disposition of BP Amoco ADSs and BP Amoco ordinary shares received pursuant to the merger.

    For purposes of this discussion, "U.S. Holder" means:

(1) a citizen or resident of the United States,

(2) a corporation or other entity taxable as a corporation created or organized under the laws of the United States or any of its political subdivisions,

(3) a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust, or

(4) an estate that is subject to U.S. federal income tax on its income regardless of its source.

    In addition, "Non-U.S. Holder" means any person that (1) is not a U.S. Holder, (2) is not engaged in the conduct of a trade or business within the United States and (3) is not present in the United States for 183 days or more during any taxable year.

    The term "Eligible U.S. Holder" means a U.S. person that, after the merger, is a beneficial owner of BP Amoco ordinary shares or BP Amoco ADSs and of the cash dividend paid with respect thereto and that (1) is an individual or a corporation resident in the U.S. for purposes of the Treaty (and, in the case of a corporation, is not also resident in the U.K. for U.K. tax purposes), (2) is not a corporation which, alone or together with one or more associated corporations, controls, directly or indirectly, 10% or more of the voting stock of BP Amoco, (3) holds the BP Amoco ordinary shares or BP Amoco ADSs in a manner which is not effectively connected with a permanent establishment in the U.K. through which such U.S. person carries on business or with a fixed base in the U.K. from which such person performs independent personal services, and (4) is not otherwise ineligible for benefits under the Tax Treaty with respect to income and gains derived in connection with the BP Amoco ordinary shares or BP Amoco ADSs. U.S. Holders are urged to confirm their status as Eligible U.S. Holders with their advisors and to discuss with their advisors any possible consequences of their failure to qualify as Eligible U.S. Holders.

    The discussion is based on existing U.S. federal income and U.K. tax law, including the United States Internal Revenue Code of 1986 and other legislation, regulations, administrative rulings and court decisions, as well as the U.K.-U.S. Income Tax Convention, also known as the Tax Treaty, and the U.S.-U.K. Estate and Gift Tax Convention, also known as the Estate Tax Treaty. PLEASE NOTE THAT THESE SOURCES OF LAW AND AUTHORITY ARE SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT. IN PARTICULAR, THE UNITED STATES AND THE UNITED KINGDOM HAVE ENTERED INTO NEGOTIATIONS TO UPDATE THE TAX TREATY.

    The following discussion assumes that ARCO shareholders hold their shares of ARCO common stock and will hold their BP Amoco ordinary shares or BP Amoco ADSs as a capital asset within the meaning of Section 1221 of the Internal Revenue Code and for the purposes of U.K. taxation. This discussion does not address all aspects of U.S. federal income taxation or U.K. taxation that may be relevant to you in your particular circumstances. We therefore advise you to consult your own tax advisors as to how the merger will impact you individually. The U.S. federal income tax and U.K. tax consequences of the merger might involve facts and circumstances which are unique to you. You should also consult your tax advisor as to any estate, gift, local or non-U.S. tax consequences of the merger, as well as of the ownership and disposition of BP Amoco ordinary shares or BP Amoco ADSs.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

    The discussion is based in part upon representations of the depositary and the assumption that each obligation in the deposit agreement and any related agreement will be performed in accordance with its terms. Further, the discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of his, her or its personal investment circumstances or to shareholders subject to special treatment under the U.S. federal income tax laws such as:

    - insurance companies

    - tax-exempt organizations

    - dealers in securities or foreign currency

    - banks or trusts

    - persons that hold their shares of ARCO common stock, their BP Amoco ordinary shares or their BP Amoco ADSs as part of a straddle, a hedge against currency risk or a constructive sale or conversion transaction

    - persons that have a functional currency other than the U.S. dollar

    - investors in pass-through entities

    - shareholders who acquired their shares of ARCO common stock through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan

    - holders of options granted under any ARCO benefit plan or

    - persons that, after the merger, will own, directly or indirectly, stock possessing at least 10% of the total combined voting power of all BP Amoco stock.

    For U.S. tax purposes, if you hold BP Amoco ADSs then, generally, you will be treated as the owner of the underlying BP Amoco ordinary shares which are represented by such BP Amoco ADSs. As a result, if you deposit or withdraw BP Amoco ordinary shares in exchange for BP Amoco ADSs, you will not be subject to U.S. federal income tax.

    Neither BP Amoco nor ARCO has requested a ruling from the United States Internal Revenue Service with respect to any of the U.S. federal income tax consequences of the merger and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below.

    UNITED STATES TAX CONSEQUENCES OF THE MERGER TO U.S. HOLDERS

    Cravath, Swaine & Moore, counsel to ARCO, has delivered its opinion to ARCO as to the U.S. federal income tax consequences to ARCO shareholders of the merger. The Cravath tax opinion is subject to qualifications and is based on currently applicable law, certain factual representations made by BP Amoco and ARCO and certain assumptions. Any change in currently applicable law, which may or may not be retroactive, or failure of any of such factual representations or assumptions to be true, correct and complete in all material respects, could affect the continuing validity of the Cravath tax opinion. The Cravath tax opinion is attached as Exhibit 8 to the registration statement, on Form F-4, filed with the Securities and Exchange Commission, which includes this proxy statement/prospectus. ARCO shareholders should read the Cravath tax opinion in its entirety. The conclusions reached in the Cravath tax opinion are:

    - The merger will be treated as a reorganization within the meaning of
      Section 368(a) of the Internal Revenue Code.

    - ARCO, BP Amoco and Prairie Holdings, Inc. (a U.S. subsidiary of BP Amoco) will each be a party to that reorganization within the meaning of Section 368(b) of the Internal Revenue Code.

    - Except as discussed below with respect to cash received in lieu of a fractional interest in a BP Amoco ADS, no gain or loss will be recognized by U.S. Holders of shares of ARCO common stock on the exchange of their shares of ARCO common stock for BP Amoco ordinary shares or BP Amoco ADSs, PROVIDED that, in the case of U.S. Holders that, immediately after the merger and taking into account any shares of capital stock of BP Amoco owned by such U.S. Holders immediately prior to the merger as well as any BP Amoco ordinary shares or BP Amoco ADSs received by such U.S. Holders pursuant to the merger, own 5% or more, by either vote or value, of the shares of capital stock of BP Amoco, gain will not be recognized only if such 5% BP Amoco shareholders enter into gain recognition agreements with the Internal Revenue Service as required under Section 367 of the Internal Revenue Code and the related Treasury regulations.

    - Other than with respect to 5% BP Amoco shareholders who fail to enter into a gain recognition agreement as described above, the aggregate adjusted tax basis of the BP Amoco ordinary shares or BP Amoco ADSs received in the merger, including any fractional interest, by a U.S. Holder will be the same as the aggregate adjusted tax basis of such U.S. Holder's shares of ARCO common stock exchanged for such BP Amoco ordinary shares or BP Amoco ADSs.

    - Other than with respect to 5% BP Amoco shareholders who fail to enter into a gain recognition agreement as described above, the holding period of BP Amoco ordinary shares or BP Amoco ADSs received in the merger by a U.S. Holder will include the holding period of such U.S. Holder's shares of ARCO common stock exchanged for such BP Amoco ordinary shares or BP Amoco ADSs.

    The receipt of cash instead of a fractional interest in a BP Amoco ADS by a U.S. Holder of shares of ARCO common stock will result in taxable gain or loss to such U.S. Holder for U.S. federal income tax purposes based upon the difference between the amount of cash received by such U.S. Holder and such U.S. Holder's adjusted tax basis in such fractional interest as set forth above. Such gain or loss will constitute capital gain or loss and will constitute long-term capital gain or loss if the U.S. Holder's holding period is greater than 12 months as of the date of the merger. For non-corporate U.S. Holders, any such long-term capital gain generally will be taxed at a maximum U.S. federal income tax rate of 20%. The deductibility of capital losses is subject to limitations.

    In addition, the receipt of BP Amoco ordinary shares or BP Amoco ADSs and cash instead of a fractional interest in a BP Amoco ADS by a U.S. Holder who holds or has held at any time during the five-year period ending at the date of the merger, directly or indirectly, more than 5% of the outstanding ARCO common stock will be subject to U.S. withholding tax at a 10% rate unless such U.S. Holder furnishes to BP Amoco a certification, signed under penalty of perjury, that (1) states that such U.S. Holder is not a foreign person--is not a nonresident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate, and (2) sets forth such U.S. Holder's name, address and correct taxpayer identification number.

    CONSEQUENCES TO NON-U.S. HOLDERS. The material conclusion specific to Non-U.S. Holders that is reached in the Cravath tax opinion is:

    - The exchange of shares of ARCO common stock for BP Amoco ordinary shares or BP Amoco ADSs by a Non-U.S. Holder of shares of ARCO common stock will not be subject to U.S. federal income tax unless such Non-U.S. Holder holds or held at any time during the five-year period ending at the date of the merger, directly or indirectly, more than 5% of the outstanding ARCO common stock (a "5% Non-U.S. Holder").

    ARCO believes that it is currently a U.S. real property holding corporation. If that is the case, a 5% Non-U.S. Holder will generally recognize gain for U.S. federal income tax purposes in connection with the merger equal to the difference between (1) the sum of the fair market value of the BP Amoco ordinary shares or BP Amoco ADSs received in the merger and any cash received instead of a fractional interest in a BP Amoco ADS and (2) such 5% Non-U.S. Holder's adjusted tax basis in his, her or its shares of ARCO common stock surrendered in exchange for such BP Amoco ordinary shares or BP Amoco ADSs. In addition, the receipt of BP Amoco ordinary shares or BP Amoco ADSs and cash instead of a fractional interest in a BP Amoco ADS by a 5% Non-U.S. Holder will generally be subject to U.S. withholding tax at a 10% rate. Because of the complexity of the rules with respect to U.S. real property holding corporations, each 5% Non-U.S. Holder of shares of ARCO common stock is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of exchanging shares of ARCO common stock for BP Amoco ordinary shares or BP Amoco ADSs in connection with the merger.

    BACKUP WITHHOLDING WITH RESPECT TO CASH PAID INSTEAD OF A FRACTIONAL INTEREST IN A BP AMOCO ADS. Certain non-corporate ARCO shareholders may be subject to backup withholding at a 31% rate on cash payments received in lieu of a fractional interest in a BP Amoco ADS. Backup withholding will not apply, however, to an ARCO shareholder who or that (1) furnishes a correct taxpayer identification number and certifies that he, she or it is not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to ARCO shareholders following the date of the merger, (2) provides a certification of foreign status on Form W-8 or successor form or (3) is otherwise exempt from backup withholding.

UNITED STATES TAX CONSEQUENCES OF OWNING BP AMOCO ORDINARY SHARES AND BP AMOCO
  ADSS

    TAXATION OF DIVIDENDS

    The following discussion assumes you are an Eligible U.S. Holder. You will include in gross income the gross amount of any dividend paid by BP Amoco out of its current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. You must include any U.K. tax withheld from the dividend payment in this gross amount, even though you do not in fact receive it. The dividend is ordinary income when it is actually or constructively received by you, in the case of BP Amoco ordinary shares, or by the depositary, in the case of BP Amoco ADSs. The dividend you receive will not be eligible for the dividends-received deduction generally allowed to U.S. corporations in respect of dividends received from other U.S. corporations. Distributions in excess of current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, will be treated as a return of capital to the extent of your basis in the BP Amoco ordinary shares or BP Amoco ADSs and thereafter as capital gain.

    Subject to certain limitations and the provisions of the next paragraph, the U.K. tax withheld from the dividend payment will be creditable against your U.S. federal income tax liability. For foreign tax credit limitation purposes, the dividend will be income from sources outside the U.S., but generally will be treated separately, together with other items of "passive income" (or, in the case of certain holders, "financial services income"). The rules relating to the determination of the foreign tax credit are complex and you should consult with your own tax advisors to determine whether and to what extent a credit would be available. If you do not elect to claim a foreign tax credit you may instead claim a deduction for U.K. tax withheld from the dividend payment.

    It is possible that, after the merger, BP Amoco will be at least 50% owned by United States persons. Under Section 904(g) of the U.S. Internal Revenue Code, dividends paid by a foreign corporation that is at least 50% owned by U.S. persons may be treated as United States source income (rather than foreign source income) for foreign tax credit purposes to the extent the foreign corporation has more than an insignificant amount of U.S. source income. The effect of this rule may be to treat a portion of the dividends paid by BP Amoco as United States source income. Section 904(g)(10) of the Internal Revenue Code permits you to elect to treat BP Amoco dividends as foreign source income for foreign tax credit limitation purposes, so long as in calculating your foreign tax credit you apply the rules separately to the dividend and any other foreign income that you may have.

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Although there is no form prescribed for making this election, applicable
Treasury Regulations suggest that the election is made by claiming the credit in the manner described in this paragraph.

    TAXATION OF CAPITAL GAINS

    If you sell or otherwise dispose of BP Amoco ordinary shares or BP Amoco ADSs, you will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the U.S. dollar value of the amount realized and your adjusted tax basis (determined in U.S. dollars) in such BP Amoco ordinary shares or BP Amoco ADSs. Generally, such gain or loss will be a long-term capital gain or loss if your holding period for such BP Amoco ordinary shares or BP Amoco ADSs exceeds one year. Any such gain generally will be income from sources within the U.S. for foreign tax credit limitation purposes. Long-term capital gain for a non-corporate Eligible U.S. Holder is generally subject to a maximum tax rate of 20%.

    BACKUP WITHHOLDING AND INFORMATION REPORTING

    In general, information reporting requirements will apply to dividend payments (or other taxable distributions) in respect of BP Amoco ordinary shares or BP Amoco ADSs made within the U.S. to a non-corporate U.S. person, and backup withholding at the rate of 31% will apply to such payments if the holder or beneficial owner fails to provide an accurate taxpayer identification number in the manner required by U.S. law and applicable regulations, if there has been notification from the IRS of a failure by the holder or beneficial owner to report all interest or dividends required to be shown on its federal income tax returns or, in certain circumstances, if the holder or beneficial owner fails to comply with applicable certification requirements.

    In general, payment of the proceeds from the sale of BP Amoco ordinary shares or BP Amoco ADSs to or through a U.S. office of a broker is subject to both U.S. backup withholding and information reporting requirements, unless the holder or beneficial owner certifies its non-United States status under penalties of perjury or otherwise establishes an exemption. United States information reporting and backup withholding generally will not apply to a payment made outside the U.S. of the proceeds of a sale of BP Amoco ordinary shares or BP Amoco ADSs through an office outside the U.S. of a non-U.S. broker.

    Amounts withheld under the backup withholding rules may be credited against a U.S. Holder's U.S. tax liability, and a holder may obtain a refund of any excess amounts withheld under the backup withholding rules by filing the appropriate claim for refund with the Internal Revenue Service.

UNITED KINGDOM TAX CONSEQUENCES OF OWNING BP AMOCO ORDINARY SHARES AND BP AMOCO
  ADSS

    TAXATION OF DISTRIBUTIONS

    An Eligible U.S. Holder who receives a dividend from BP Amoco will not have any further U.K. tax to pay in respect of the dividend but will not be able to claim any payment in respect of the dividend under the Tax Treaty. See "The Combination--Dividends."

    TAXATION OF CAPITAL GAINS

    A U.S. Holder who is neither resident nor ordinarily resident for tax purposes in the U.K. will not normally be liable for U.K. tax on capital gains realized when such U.S. holder disposes of BP Amoco ordinary shares or BP Amoco ADSs. However, this will not apply if at the time of the disposal, the U.S. Holder carries on a trade (which for this purpose includes a profession or vocation) in the U.K. through a branch or agency and the disposed BP Amoco ordinary shares or BP Amoco ADSs are or have been used, held or acquired for the purposes of that trade or branch or agency. An individual U.S. Holder who is only temporarily not resident in the U.K. may, under anti-avoidance legislation, still be liable for U.K. tax on capital gains realized on any disposal of such U.S. holder's BP Amoco ordinary shares or BP Amoco ADSs, subject to any available exemption or relief.

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
    INHERITANCE AND GIFT TAXES

    BP Amoco ordinary shares and BP Amoco ADSs are assets situated in the U.K. for the purposes of U.K. inheritance tax. If an individual holder either dies or makes a gift of such assets, this may, subject to certain exemptions and reliefs, give rise to a liability to U.K. inheritance tax even if the holder is neither domiciled in the U.K. nor deemed to be domiciled there under special rules relating to long residence or previous domicile. For U.K. inheritance tax purposes, a transfer of assets at less than full market value may be treated as a gift and particular rules apply to gifts where the donor reserves or retains some benefit. Special rules also apply to close companies and to trustees of settlements holding BP Amoco ordinary shares or BP Amoco ADSs, bringing them within the charge to inheritance tax. An individual who is domiciled in the U.S. for the purposes of the Estate Tax Treaty and who is not a national of the U.K. for the purposes of the Estate Tax Treaty will generally not be subject to U.K. inheritance tax in respect of the BP Amoco ordinary shares or BP Amoco ADSs on the individual's death or on a gift of the BP Amoco ordinary shares or BP Amoco ADSs during the individual's lifetime, provided that any applicable U.S. federal gift or estate tax liability is paid, unless the BP Amoco ordinary shares or BP Amoco ADSs are part of the business property of a permanent establishment of an enterprise of the individual in the U.K. or pertain to a fixed base in the U.K. of the individual used for the performance of independent personal services. Where a settlor who, at the time of the settlement, was a U.S. Holder has placed BP Amoco ordinary shares or BP Amoco ADSs in trust, the BP Amoco ordinary shares or BP Amoco ADSs will generally not be subject to U.K. inheritance tax if the settlor, at the time of settlement, was domiciled in the U.S. for the purposes of the Estate Tax Treaty and was not a U.K. national, provided that the BP Amoco ordinary shares or BP Amoco ADSs are not part of the business property of a permanent establishment in the U.K. and do not pertain to a fixed base in the U.K., as more fully summarized above. In the exceptional case where the BP Amoco ordinary shares or BP Amoco ADSs are subject both to U.K. inheritance tax and to U.S. federal gift or estate tax, the Estate Tax Treaty generally provides for the tax paid in the U.K. to be credited against tax paid in the U.S. or for tax paid in the U.S. to be credited against tax payable in the U.K. based on priority rules set out in the Estate Tax Treaty.

    STAMP DUTY AND STAMP DUTY RESERVE TAX

    BP Amoco will be liable for all stamp duties, stamp duty reserve tax ("SDRT") and other taxes and similar levies imposed in connection with the issue or creation of the BP Amoco ordinary shares and BP Amoco ADSs, and any BP Amoco American depositary receipts in connection with such BP Amoco ADSs, to be issued
(1) in the combination, (2) on the conversion after the effective time of ARCO preference stock into BP Amoco ordinary shares in the form of BP Amoco ADSs (see "The Combination--ARCO Preference Stocks"), (3) pursuant to the exercise after the effective time of ARCO stock options that have been converted into options to purchase BP Amoco ordinary shares, to be delivered in the form of BP Amoco ADSs (see "The Merger Agreement--Stock Options and Other Employee Benefits"), and (4) pursuant to certain other ARCO stock plans (see "The Merger Agreement--Stock Options and Other Employee Benefits").

    No stamp duty will be payable on the acquisition or transfer of BP Amoco ADSs or beneficial ownership of BP Amoco ADSs, provided that any instrument of transfer or written agreement to transfer is executed outside the U.K. and remains at all times outside the U.K. An agreement for the transfer of BP Amoco ADSs or beneficial ownership of BP Amoco ADSs will not give rise to a liability for SDRT. On a transfer of BP Amoco ordinary shares from the custodian of the depositary for BP Amoco ADSs to a holder of a BP Amoco ADS upon cancellation of the BP Amoco ADS, only a fixed stamp duty of 50p per instrument of transfer will be payable. Provided that the Finance Bill 1999 is enacted in its current form, this fixed duty will be increased to L5 with effect from October 1, 1999. Any transfer for value of the underlying BP Amoco ordinary shares represented by BP Amoco ADSs may give rise to a liability on the transferee to U.K. stamp duty or SDRT.

    A transfer for value of BP Amoco ordinary shares will generally be subject to AD VALOREM stamp duty or to SDRT. Stamp duty will arise on the execution of an instrument to transfer BP Amoco

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
ordinary shares and SDRT will arise on the entry into an agreement to transfer BP Amoco ordinary shares. Stamp duty and SDRT are normally a liability of the purchaser. The rate of stamp duty or SDRT payable is generally 50p per L100 (or part thereof) in the case of stamp duty, or 0.5% in the case of SDRT, in either case, of the consideration for the transfer of the BP Amoco ordinary shares. If an agreement to transfer BP Amoco ordinary shares is completed by a duly stamped transfer within six years, then the charge to SDRT will be cancelled or, where the SDRT charge has been paid, the SDRT will, provided that a claim for repayment is made, be repaid. Paperless transfers of BP Amoco ordinary shares within the CREST system will be liable to SDRT rather than stamp duty.

    A charge to stamp duty or SDRT may arise on the issue or transfer of BP Amoco ordinary shares to the depositary for BP Amoco ADSs or its custodian (or their nominees) or to certain persons providing a clearance service (or their nominees). The rate of stamp duty or SDRT will generally be L1.50 per L100 (or part thereof) or 1.5%, respectively, of either (i) in the case of an issue of BP Amoco ordinary shares, the issue price of the BP Amoco ordinary shares concerned, or (ii) in the case of a transfer of BP Amoco ordinary shares, the value of the consideration or, in some circumstances, the value of the BP Amoco ordinary shares concerned. The depositary or the person providing the clearance service will generally be liable for the stamp duty or SDRT. In accordance with the terms of the deposit agreement, the depositary will charge any tax payable by the depositary or custodian (or their nominees) on the deposit of BP Amoco ordinary shares to the party to whom BP Amoco ADSs are delivered against such deposits. However, as described above, where an ARCO shareholder receives BP Amoco ADSs pursuant to the combination or in certain other events, BP Amoco will pay the stamp duty or SDRT.

    Provided that the Finance Bill 1999 is enacted in its current form, stamp duty will be rounded up to the nearest multiple of L5 (if the duty is not already a multiple of L5) with effect from October 1, 1999.

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
                              THE MERGER AGREEMENT

    BP Amoco and ARCO entered into the merger agreement on March 31, 1999. The parties amended the merger agreement with the approval of both boards of directors as of July 12, 1999. The following description of the merger agreement describes the material terms of the amended agreement but does not purport to describe all the terms. The complete text of the merger agreement is attached to this proxy statement/prospectus as Appendix A and is incorporated by reference into this proxy statement/prospectus. We urge you to read the merger agreement in its entirety because it is the legal document that governs the merger.

THE MERGER

    Prairie Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of BP Amoco, will merge into ARCO, with ARCO surviving as a subsidiary of BP Amoco.

    The merger will become effective when BP Amoco and ARCO file the certificate of merger with the Secretary of State of the State of Delaware or at a later time specified in the certificate of merger. The closing of the merger will take place on the third business day after the conditions described in the merger agreement have been satisfied or waived or on another date agreed upon by BP Amoco and ARCO.

CONSIDERATION TO BE RECEIVED IN THE MERGER

    At the time the merger becomes effective:

    - each share of ARCO common stock outstanding, except for any shares owned by BP Amoco, ARCO or any of their subsidiaries, will be canceled and converted into 4.92 BP Amoco ordinary shares, which will be delivered in the form of 0.82 of a BP Amoco ADS, unless the holder of record properly elects within 42 days after the date of completion of the merger to receive BP Amoco ordinary shares instead of all or a portion of the whole BP Amoco ADS to which the holder would be entitled;

    - each share of ARCO common stock owned by BP Amoco, ARCO or any of their subsidiaries other than CH-Twenty Holdings, LLC, a subsidiary of ARCO, will automatically be canceled without the payment of any consideration;

    - each share of ARCO common stock owned by CH-Twenty Holdings will remain outstanding after the merger;

    - each share of ARCO preference stock will remain outstanding after the merger;

    - each ARCO stock option outstanding and unexercised will be converted into the specific rights described on page 70 under "--Stock Options and Other Employee Benefits";

    - each share of common stock of Prairie Holdings outstanding will be canceled; and

    - ARCO, as the surviving corporation in the merger, will issue to BP Amoco a number of shares of ARCO common stock equal to the number of shares of ARCO common stock canceled in the merger.

    In the event that a stock split, stock combination, stock dividend, recapitalization, redenomination of share capital or other similar transaction causes the number of shares of ARCO common stock or BP Amoco ordinary shares issued and outstanding to change prior to the time the merger becomes effective, the exchange ratio of BP Amoco ordinary shares for each share of ARCO common stock, and consequently the number of BP Amoco ADSs for each share of ARCO common stock, will be adjusted accordingly. If the proposed one-for-one subdivision of BP Amoco's ordinary share capital is approved by the requisite vote of BP Amoco shareholders and otherwise becomes effective, then each existing BP Amoco ordinary share will be subdivided so that each BP Amoco ordinary shareholder will hold two new BP Amoco ordinary shares, of nominal value $0.25 each, for each existing ordinary share, of nominal value $0.50 each, formerly held by the ordinary shareholder. In connection with the ordinary

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
share subdivision, a holder of BP Amoco ADSs would be issued one additional BP Amoco ADS for each BP Amoco ADS held at the effective time of the share subdivision, so that such holder would hold BP Amoco ADSs representing the increased number of BP Amoco ordinary shares. The proposed effective date for the ordinary share subdivision is October 4, 1999. The merger agreement provides that if the proposed ordinary share subdivision becomes effective prior to the effective time of the merger, the exchange ratio will be 9.84 BP Amoco ordinary shares, or 1.64 BP Amoco ADSs, for each share of ARCO common stock.

SHARE EXCHANGE PRIOR TO THE MERGER

    The merger agreement contemplates an exchange of all shares of ARCO common stock held at the time of the exchange by a special purpose subsidiary of ARCO, ARCO DSC II, Inc., for BP Amoco ordinary shares, to be delivered in the form of BP Amoco ADSs. A Share Exchange Agreement, dated as of July 12, 1999, among BP Amoco, ARCO and ARCO DSC II, provides that this share exchange will be accomplished just prior to the time at which the merger is completed, but only after all conditions to the merger have been satisfied, and will be made at the same exchange ratio that applies in the merger. As of July 9, 1999, ARCO DSC II held 1,025,085 shares of ARCO common stock, solely for the purpose of funding distributions of ARCO common stock to ARCO employees under the ARCO 1985 Executive Long-Term Incentive Plan. The shares of ARCO common stock so exchanged will then be held by BP Amoco at the effective time of the merger and will therefore be cancelled, without consideration, in the merger. BP Amoco and ARCO have agreed to effect the share exchange in order that the shares of ARCO common stock held by ARCO DSC II will be exchanged for BP Amoco ADSs that will be available for delivery to ARCO employees under the ARCO 1985 Executive Long-Term Incentive Plan.

TREATMENT OF ARCO PREFERENCE STOCK

    Each share of ARCO preference stock still outstanding immediately prior to the effective time of the merger will remain outstanding after the effective time, and no consideration will be delivered in the merger in exchange for such preference stock.

    Following the merger, shares of ARCO preference stock will be convertible into BP Amoco ordinary shares, to be delivered in the form of BP Amoco ADSs, rather than into shares of ARCO common stock. Each share of ARCO preference stock will be convertible into a number of BP Amoco ordinary shares equal to the number of shares of ARCO common stock into which such share of preference stock was convertible immediately prior to the effective time of the merger, multiplied by the exchange ratio, subject to adjustments as provided in the merger agreement and ARCO's certificate of incorporation.

EXCHANGE OF ARCO COMMON STOCK FOR BP AMOCO ADSS OR BP AMOCO ORDINARY SHARES

    BP Amoco will appoint an exchange agent who will accept letters of transmittal and certificates which, before the merger, represent outstanding shares of ARCO common stock and, in the merger, will be converted into the right to receive BP Amoco ADSs or, if properly elected by the shareholder, BP Amoco ordinary shares. Promptly after the merger takes place, ARCO or the exchange agent will mail to each record holder of ARCO common stock entitled to receive BP Amoco ADSs a letter of transmittal for use in effecting delivery of ARCO common stock to the exchange agent. The letter of transmittal will include a form of election by which a record holder of ARCO common stock, including uncertificated shares of ARCO common stock, may elect to receive BP Amoco ordinary shares in lieu of all or part of the BP Amoco ADSs to which the holder is entitled.

    Elections to receive BP Amoco ordinary shares will be accepted from holders of record only until the close of business on the 42nd day following the date the merger is completed and must be made for BP Amoco ordinary shares in multiples of six. Any holder of record failing to submit a properly completed form of election within that 42-day period will automatically receive the merger

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
consideration in the form of BP Amoco ADSs upon delivery of such holder's letter of transmittal and any certificates for such holder's ARCO common stock or, in the case of a holder of uncertificated shares of ARCO common stock, without any further action. A record holder who desires to receive all of the merger consideration to which the holder is entitled in the form of BP Amoco ADSs is not required to wait for the expiration of the 42-day period in order to receive the merger consideration in that form. The form of election will permit a holder to request all of such holder's merger consideration in ADS form. For holders properly electing to receive their merger consideration in BP Amoco ordinary shares, any entitlement to ordinary shares in excess of multiples of six--e.g., an "odd lot" of four ordinary shares--will constitute a fractional interest in a BP Amoco ADS and will be paid in cash, as described below.

    BP Amoco will issue all of the BP Amoco ordinary shares to be issued as merger consideration, whether for delivery to ARCO shareholders or for deposit with the ADS depositary against the delivery of BP Amoco ADSs to ARCO shareholders, to Exchange Nominees Limited, or another agent that may be reasonably acceptable to BP Amoco, as nominee and agent for and on behalf of record holders of ARCO common stock. BP Amoco ordinary shares held by the nominee, and any dividends payable on those shares after the completion of the merger in accordance with the merger agreement, will be delivered to the ARCO shareholders or deposited by the nominee with the depositary or on its behalf against the issuance of BP Amoco ADSs, in each case as and when required for the delivery to ARCO shareholders of the applicable merger consideration in accordance with the merger agreement.

    After delivering ARCO certificates, if any, and a signed transmittal letter to the exchange agent, each holder of ARCO common stock will be entitled to receive in exchange for ARCO common stock:

    - the number of BP Amoco ADSs or BP Amoco ordinary shares, excluding any fractional interest in a BP Amoco ADS, that the holder has the right to receive as stock consideration, and

    - a check in the amount, after giving effect to any required tax withholdings, of

       (1) cash in lieu of any fractional interest in a BP Amoco ADS on the terms described below, plus

       (2) any cash dividends or other distributions that the holder has the right to receive, including dividends or other distributions payable with respect to the holder's BP Amoco ADSs or ordinary shares with a record date after the completion of the merger and a payment date on or prior to the date that the holder becomes entitled to receipt of the BP Amoco ADSs or BP Amoco ordinary shares as described in this paragraph and not previously paid.

A holder of uncertificated shares of ARCO common stock will be entitled to receive the merger consideration in BP Amoco ADSs and other amounts described above after the expiration of the 42-day period for the ordinary share election without delivering any letter of transmittal.

    Shares of ARCO common stock that are surrendered will be canceled. No interest will be paid or accrued on any amount payable to holders of ARCO common stock. No holder of ARCO common stock will receive any dividends or other distributions with respect to BP Amoco ADSs or BP Amoco ordinary shares to which it is entitled under the merger agreement until the ARCO certificate registered to the holder is surrendered to the exchange agent or, in the case of a holder of uncertificated shares of ARCO common stock, such holder otherwise becomes entitled to the merger consideration.

    The depositary will not issue fractional BP Amoco ADSs and the nominee will not deliver BP Amoco ordinary shares in any multiple other than six shares in connection with the merger. Instead, each holder of shares of ARCO common stock exchanged in the merger who would otherwise have received a fractional interest in a BP Amoco ADS (including BP Amoco ordinary shares (less than six) representing such a fractional interest) will receive an amount in cash, without interest and rounded to the nearest cent, equal to (1) the amount of that fractional interest multiplied by (2) the average of the

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
closing sale prices for BP Amoco ADSs on the NYSE for the ten trading days ending on the fifth complete trading day prior to the completion of the merger.

    In order for a person who is not a registered holder of the ARCO common stock represented by an ARCO certificate to have that certificate exchanged under the merger, the person must

    - ensure that the certificate surrendered is properly endorsed or otherwise in proper form for transfer; and

    - pay the exchange agent any transfer or other taxes required or establish to the satisfaction of the exchange agent that such taxes have been paid or are not payable.

    An ARCO shareholder who holds ARCO common stock in "street name" through a bank, broker or other financial institution should receive information about the procedures for exchanging such holder's ARCO common stock for BP Amoco ADSs or ordinary shares from that institution and should direct inquiries about the election for BP Amoco ordinary shares to the institution. Some financial institutions, including participants in the Depository Trust Company, may require such a beneficial owner of ARCO common stock to give instructions to the institution on the ordinary share election prior to the completion of the merger. DTC has advised BP Amoco and ARCO that DTC participants will have until the last business day prior to the completion of the merger to make any elections for BP Amoco ordinary shares on their own behalf or on behalf of their underlying beneficial owners. In addition, some financial institutions may impose fees on beneficial owners of ARCO common stock who elect to receive ordinary shares to cover transaction fees charged by DTC.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains a number of customary representations and warranties made by BP Amoco and ARCO with respect to themselves and their respective subsidiaries regarding, among other things: due organization, good standing and qualification; capital structure; corporate authority to enter into the contemplated transactions and lack of conflicts with corporate governance documents; governmental filings; reports and financial statements; absence of certain changes or events; litigation and liabilities; brokers or finders; ownership of the other party's common stock; ARCO employee benefit plans; environmental matters; ARCO joint ventures and exclusivity arrangements; and tax matters.

    ARCO has also represented that it has taken or will take all actions appropriate and necessary to ensure that (1) the provisions of the Delaware General Corporation Law limiting business combinations or any other anti-takeover statute or regulation will not affect the merger or any other transaction contemplated by the merger agreement or the stock option agreement, and (2) neither BP Amoco nor ARCO will have any obligations, and the holders of those rights will not have any rights, under ARCO's stockholder rights agreement on account of the merger.

    In the merger agreement, ARCO's representations and warranties with respect to Vastar Resources, Inc., a subsidiary that is not wholly owned by ARCO, are more limited than the representations and warranties made with respect to ARCO's other subsidiaries, and generally do not extend to any date after March 31, 1999. ARCO will represent, however, that as of the date of completion of the merger, Vastar's filings with the SEC since December 31, 1998 comply in all material respects with U.S. federal securities laws and regulations, and that there has been no change in the financial condition, properties, business or operating income of Vastar since December 31, 1998, other than changes which would not reasonably be expected to have a material adverse effect on ARCO.

    The merger agreement also contains customary representations and warranties of BP Amoco regarding Prairie Holdings, including its corporate authority to enter into the contemplated transactions and absence of previous business activities.

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
CONDUCT OF BUSINESS PENDING THE MERGER; OTHER ACTIONS

    During the period from the signing of the merger agreement until the merger becomes effective, ARCO has agreed that, subject to exceptions specified in the merger agreement and plans disclosed to BP Amoco in connection with the merger agreement, ARCO and each of its subsidiaries, among other things:

    - will carry on its business in the ordinary course and, to the extent consistent with that obligation, will use its best reasonable efforts to preserve its business organization intact and maintain its existing relations and goodwill with customers, suppliers, creditors, governmental authorities, lessors, employees and business associates;

    - will not dispose of property or assets having an aggregate value of more than $500 million;

    - will not incur debt except for the refinancing of long-term indebtedness and except for commercial paper and other short-term debt;

    - will not make capital expenditures in excess of specified dollar limits;

    - will not make or authorize any acquisition, investment or commitment to invest in the assets or stock of another entity, except for certain capital expenditures or contributions to joint ventures otherwise permitted under the merger agreement;

    - will not terminate any existing line of business;

    - will not enter into any new shareholder, membership or voting agreements, or other agreements relating to transfers of investments or management in connection with joint ventures, without reasonable advance notice to and consultation with BP Amoco, except agreements involving less than $200 million in assets of ARCO and its subsidiaries;

    - will not establish any new, or terminate or amend any existing, stock-based compensation plan or other benefit plan or, in the case of existing plans, make any new awards thereunder, except, among other things, to extend the effectiveness of ARCO's enhanced retirement program and to issue new stock options within specified limits;

    - will not increase the salary or other compensation of employees except for periodic increases and new hires or promotions occurring in the ordinary course of business;

    - will not settle any litigation where the amount of the settlement would exceed $50 million without reasonable advance notice to and consultation with BP Amoco;

    - will not modify any accounting policy except as may be required by a change in applicable law or U.S. GAAP; and

    - will consult with BP Amoco with respect to any modification, waiver, release or assignment, other than in the ordinary course of business, of any contract identified by BP Amoco and ARCO as material to ARCO.

    In addition, BP Amoco and ARCO have agreed that before the merger they will not take any of the following actions, among others, except as specifically permitted by the merger agreement or with the consent of the other company:

    - amend their corporate governance documents;

    - declare or pay dividends, other than quarterly cash dividends on common or ordinary shares (limited, in the case of ARCO, to the amount of its fourth quarter 1998 dividend) and dividends required under each company's preference stocks;

    - issue or permit any of their subsidiaries to issue equity securities or rights; or

    - redeem or permit any of their subsidiaries to redeem shares of capital stock.

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    In addition, BP Amoco and ARCO have agreed:

    - to cooperate with each other and to use best reasonable efforts promptly to take all actions necessary or advisable to give effect to the merger, including all actions necessary or advisable to obtain required regulatory approvals, and to accept any conditions or restrictions in connection with obtaining any regulatory approval unless all such conditions and restrictions, taken together, would be reasonably likely to have a material adverse effect on BP Amoco or ARCO after the merger, considered on the basis of the total value of the combined U.S. operations of the two companies and their subsidiaries;

    - not to take any action or omit to take any action which would cause the merger to fail to qualify as a tax-free reorganization; and

    - to timely satisfy all applicable tax reporting and filing requirements contained in the U.S. tax code with respect to the merger.

    In addition, ARCO has agreed:

    - without reasonable advance notice to and consultation with BP Amoco, not to create, write down or change any material reserve except in the ordinary course of business; and

    - to use its best efforts to cause each person who may be considered an affiliate of ARCO under Rule 145 of the Securities Act of 1933 to execute an agreement which, among other things, restricts the disposition of the affiliate's BP Amoco ADSs or ordinary shares received in the merger.

ACQUISITION PROPOSALS

    ARCO has agreed that neither it nor any of its subsidiaries nor any of the officers and directors of it or its subsidiaries will, and that it will direct and use its best efforts to cause its or its subsidiaries' employees, agents and representatives not to:

    - solicit, encourage or facilitate any inquiries with respect to any acquisition proposal, including a merger, reorganization, share exchange, dual-holding company transaction, consolidation, or similar transaction involving it or any purchase of all or substantially all of its equity securities or of its and its subsidiaries' assets taken as a whole;

    - have any discussions with or provide any confidential information or data to any person relating to, or engage in any negotiations concerning, an acquisition proposal, or otherwise facilitate any effort or attempt to make or implement an acquisition proposal.

    However, ARCO and its board of directors have the right to:

    - make any disclosure to its shareholders if, in the good faith judgment of its board of directors, failure to do so would be inconsistent with its obligations under applicable law;

    - negotiate with or furnish information to any person who has made a bona fide written acquisition proposal that is a superior proposal, as described below, and that did not result from the breach of the party's obligations not to solicit or engage in discussions or negotiations with respect to an acquisition proposal, as described above; and

    - recommend an acquisition proposal to its shareholders if the acquisition proposal is a superior proposal. A "superior proposal" is an acquisition proposal by a third party (1) on terms which the board of directors of ARCO determines in good faith, after consultation with its financial advisors, to be more favorable from a financial point of view to its shareholders than the merger, and (2) which the board of directors of ARCO determines in good faith is reasonably likely to be consummated on the terms set forth, taking into account all legal, financial, regulatory and other aspects of the proposal.

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    ARCO has also agreed to:

    - terminate any discussions or negotiations with any parties regarding acquisition proposals that were being conducted at the time the merger agreement was signed;

    - promptly inform its subsidiaries and their representatives of the relevant obligations undertaken in the merger agreement;

    - notify BP Amoco promptly if any inquiries, proposals or requests for information regarding an acquisition proposal are received or any discussions or negotiations are sought, with the notice including the name of the party making the inquiry or proposal and the material terms and conditions of any proposal;

    - give BP Amoco at least five business days' notice of all material terms of any acquisition proposal and the opportunity to respond to any such proposal prior to any action by the ARCO board approving a definitive agreement with respect to such proposal; and

    - promptly request that each person who executed a confidentiality agreement with it within the 12 months prior to the date of the merger agreement in connection with its consideration of an acquisition proposal return or destroy all confidential information previously furnished to the person.

STOCK OPTIONS AND OTHER EMPLOYEE BENEFITS

    STOCK OPTIONS AND OTHER STOCK PLANS

    ARCO and BP Amoco have agreed that at the effective time of the merger:

    - each outstanding and unexercised stock option to purchase ARCO common stock under any ARCO stock plan will cease to represent a right to acquire ARCO common stock and will be converted automatically into an option to purchase BP Amoco ordinary shares deliverable in the form of BP Amoco ADS, provided that:

       (1) the number of BP Amoco ordinary shares purchasable upon exercise of each ARCO stock option will be equal to the number of shares of ARCO common stock purchasable under such option immediately prior to the effective time of the merger multiplied by 4.92, subject to adjustments provided for in the merger agreement; and

       (2) the exercise price per BP Amoco ordinary share under each ARCO stock option shall be obtained by dividing the per share exercise price of each option by 4.92, subject to adjustments as provided for in the merger agreement;

    - shares of ARCO restricted stock and performance-based restricted stock outstanding and held by participants in any ARCO stock plan immediately prior to the merger's completion will be converted into the right to receive BP Amoco ADSs or, if properly elected by the participant, BP Amoco ordinary shares;

    - ARCO's obligation under the ARCO 1985 Executive Long-Term Incentive Plan to deliver ARCO common stock in exchange for contingent restricted stock upon ARCO's change of control will be satisfied through BP Amoco's delivery of 4.92 BP Amoco ordinary shares, subject to adjustments as provided in the merger agreement, in the form of BP Amoco ADSs, for each share of ARCO common stock otherwise deliverable;

    - with respect to dividend share credits under any ARCO stock plan, including the ARCO 1985 Executive Long-Term Incentive Plan and the ARCO Stock Plan for Outside Directors:

       (1) each share of ARCO common stock represented by such dividend share credits will be deemed converted into 4.92 BP Amoco ordinary shares, subject to adjustments as provided in the merger agreement, in the form of BP Amoco ADSs; and

       (2) ARCO's obligation to deliver ARCO common stock in respect of prospective dividend share credits under the ARCO 1985 Executive Long-Term Incentive Plan will be satisfied

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           through BP Amoco's delivery of 4.92 BP Amoco ordinary shares, subject to adjustments as provided in the merger agreement, in the form of BP Amoco ADSs, for each share of ARCO common stock otherwise deliverable;

    - except as already described above, each vested or unvested right to acquire or receive ARCO common stock under the ARCO compensation and benefit plans will be converted into a right to acquire or receive a number of BP Amoco ordinary shares, in the form of BP Amoco ADSs, equal to the number of shares of ARCO common stock subject to this right immediately prior to completion of the merger multiplied by 4.92, subject to adjustments as provided in the merger agreement; and

    - all ARCO compensation and benefit plans and any related awards providing for cash payments measured by the value of a number of shares of ARCO common stock will be deemed to refer, for each share of such ARCO common stock, to 4.92 BP Amoco ordinary shares, subject to adjustments as provided in the merger agreement.

    The conversions of stock options and other equity rights, as described above, assume an exchange ratio of 4.92 BP Amoco ordinary shares for each share of ARCO common stock. As noted earlier under "--Consideration to Be Received in the Merger," this exchange ratio will be 9.84 if BP Amoco's proposed one-for-one subdivision of ordinary share capital takes effect.

    BP Amoco will be liable for all stamp duties, stamp duty reserve tax and other taxes and similar levies, if any, imposed in connection with the issue or creation of BP Amoco ordinary shares and BP Amoco ADSs (and any BP Amoco American depositary receipts in connection with such BP Amoco ADSs) to be issued pursuant to the ARCO stock option and other ARCO stock plans described above. See "Description of BP Amoco American Depositary Shares--Fees and Expenses."

    OTHER EMPLOYEE BENEFITS

    ARCO and BP have agreed that after completion of the merger:

    - it is the intent of ARCO and BP Amoco that compensation and benefit programs for current and former ARCO employees will be no less favorable in the aggregate than the compensation and benefit programs provided to similarly situated employees of BP Amoco;

    - for at least one year, BP Amoco will provide to current and former ARCO employees and directors compensation and benefits that are at least as favorable in the aggregate as the compensation and benefits they were entitled to receive immediately prior to the effective time of the merger, provided that:

       (1) BP Amoco will provide employees who are subject to collective bargaining or other labor agreements benefits in accordance with the terms of the applicable agreements; and

       (2) all incentive, bonus and similar plans will be substantially performance-based;

    - for at least two years, BP Amoco will cause ARCO's existing severance programs in effect immediately prior to the completion of the merger to continue without any reductions in benefits;

    - BP Amoco will recognize:

       (1) an employee's prior service with ARCO and any predecessor entities for all purposes under any BP Amoco benefit plans to the same extent as if such service had been rendered to BP Amoco, without duplication of benefits; and

       (2) any appropriate out-of-pocket expenses of an ARCO employee or former employee for purposes of determining his or her deductible and co-payment expenses under BP Amoco's medical plans; and

    - BP Amoco will waive any pre-existing condition limitation under any BP Amoco welfare benefit plan in which ARCO employees will be eligible to participate following the merger's completion to the extent the pre-existing condition limitation was waived or satisfied under the comparable ARCO plan.

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    BP Amoco also has agreed that, beginning with the first full plan year after the effective time of the merger, interest will be credited to the accounts of participants under the ARCO Executive Deferral Plan at the greater of (a) the interest rate credited under a comparable BP Amoco plan maintained in the United States for senior executives and (b) the "Citibank Base Rate," as defined in the ARCO Executive Deferral Plan. However, for the period ending upon completion of ten full plan years after the effective time of the merger, the rate will be, consistent with past practice, no less than 125% of the 120-month rolling average of the 10-year U.S. Treasury Note rate for each applicable 120-month period ending June 30.

    In addition, BP Amoco has agreed that after the completion of the merger, BP Amoco will honor each existing employment, change of control, severance and termination agreement between ARCO and any ARCO officer, director or employee, including:

    - all obligations pursuant to outstanding retirement plans, including the ARCO Enhanced Retirement Program, salary and bonus deferral plans, vested and accrued benefits and similar employment and benefit arrangements;

    - agreements in effect as of the date of the merger's completion, including all the change of control provisions under ARCO's plans, programs, policies and agreements; and

    - all vacation, personal and sick days accrued by ARCO employees as of the merger's completion.

    BP Amoco has acknowledged that the completion of the merger will constitute a change of control as defined in ARCO's employee benefit plans, programs, policies and agreements.

DIRECTOR AND OFFICER LIABILITY

    After the merger, BP Amoco will indemnify the individuals who on or prior to the merger were directors or officers of ARCO or any of its subsidiaries for any losses they incur because they acted as directors and officers of ARCO or its subsidiaries before the merger, as follows:

    - BP Amoco will maintain all rights to indemnification and all limitations on liability existing under the ARCO certificate of incorporation and by-laws in favor of those directors and officers;

    - BP Amoco will maintain all rights to indemnification and all limitations on liability existing under any agreement between any of those directors or officers and ARCO or its subsidiaries;

    - BP Amoco will, for a period of six years after the merger becomes effective, indemnify those directors and officers to the same extent they are indemnified on the date of the merger agreement; and

    - BP Amoco will, for a period of six years after the merger becomes effective, provide liability insurance for those directors and officers for acts or omissions occurring before the effective time of the merger on terms specified pursuant to the merger agreement.

CONDITIONS

    CONDITIONS TO EACH PARTY'S OBLIGATIONS TO COMPLETE THE MERGER

    ARCO, Prairie Holdings and BP Amoco may complete the merger only if each of the following conditions is satisfied or waived:

    -  SHAREHOLDER APPROVALS.

       (1) The holders of a majority of the votes entitled to be cast by the holders of the ARCO common stock and preference stocks, voting as a single class, have adopted the merger agreement at a special meeting of shareholders of ARCO; and

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       (2) the holders of a majority of the BP Amoco ordinary shares and preference shares, voting as a single class, have approved the merger at an extraordinary general meeting of the shareholders of BP Amoco;

    - REGULATORY APPROVALS. The following required filings, authorizations, notices, approvals or other consents have been made or obtained, unless failing to make or obtain any such filing, authorization, notice, approval or other consent would not have a material adverse effect on BP Amoco or ARCO after the merger, and no authorization, approval or other consent contains any terms or conditions that would be reasonably likely to have a material adverse effect on BP Amoco or ARCO after the merger, considered on the basis of the total value of the combined U.S. operations of the two companies and their subsidiaries:

       (1) filing of the certificate of merger with the Secretary of State of the State of Delaware;

       (2) termination of the review and any investigation under the Exon-Florio Act and no action authorized under the Exon-Florio Act having been taken by the President of the United States;

       (3) the termination or expiration of the waiting period, and any extensions, under the Hart-Scott-Rodino Antitrust Improvements Act;

       (4) compliance with the rules and regulations of the NYSE, the London Stock Exchange or any other stock exchanges on which securities of BP Amoco, ARCO or any of their subsidiaries are listed;

       (5) confirmation from the European Commission in accordance with Article 6(1)(b), 8(2) or 10(6) of Council Regulation (EEC) No 4064/89, as amended, that the merger and any matters arising from the merger are compatible with the common market or clearance from any national authority within the European Community to which the merger or any part of the merger is referred;

       (6) if the merger qualifies for investigation pursuant to the U.K. Fair Trading Act 1973, confirmation from the U.K. Office of Fair Trading that the U.K. Secretary of State for Trade and Industry does not intend to refer the merger to the U.K. Competition Commission for review, or receipt of approval from the U.K. Secretary of State for Trade and Industry, in the event that the merger was referred to the U.K. Competition Commission; and

       (7) consent of H.M. Treasury pursuant to Section 765 of the Income and Corporation Taxes Act 1988 or confirmation that such consent is not required;

    - NO LAWS OR ORDERS. No laws, judgments or orders have been enacted or issued that permanently restrain, enjoin, or prohibit the completion of the merger and that are reasonably likely to have a material adverse effect on BP Amoco or ARCO or would materially impair the ability of BP Amoco to complete the merger; and

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    -  STOCK EXCHANGE LISTINGS.

       (1) The BP Amoco ordinary shares to be issued in the merger have been granted permission for admission to the Official List of the London Stock Exchange, subject to allotment, and this permission has not been withdrawn prior to the merger; and

       (2) the BP Amoco ADSs have been authorized for listing on the NYSE, subject to official notice of issuance.

    As used in the merger agreement with respect to conditions for completion of the merger, a "material adverse effect" means, with respect to any entity, a material adverse effect on the financial condition, properties, business or operating income of the entity and its subsidiaries, taken as a whole, other than any such effect to the extent arising out of: (1) changes in general U.S., U.K. or international economic conditions; or (2) conditions or changes in or affecting the U.S., U.K. or international oil and gas industry, including changes in market prices.

    ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF BP AMOCO

    The obligations of BP Amoco and Prairie Holdings to effect the merger are also subject to the satisfaction or waiver by BP Amoco and Prairie Holdings of the following conditions:

    -  REPRESENTATIONS AND WARRANTIES TRUE.

       (1) Each of the representations and warranties of ARCO set forth in the merger agreement,

           (A) to the extent qualified by material adverse effect or other materiality qualification, being true, and

           (B) to the extent not qualified by material adverse effect or other materiality qualification, being true,

               in each case, when made and as of the closing date, except to the extent that a representation and warranty expressly speaks as of a specific date, PROVIDED that clause (B) will be satisfied so long as any failures of representations and warranties to be true would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on ARCO; and

       (2) BP Amoco having received a certificate to this effect signed on behalf of ARCO by an executive officer;

    -  COMPLIANCE WITH COVENANTS.

       (1) ARCO having performed all material obligations required to be performed by it under the merger agreement at or prior to the closing date; and

       (2) BP Amoco having received a certificate to this effect signed on behalf of ARCO by an executive officer.

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    ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF ARCO

    The obligation of ARCO to effect the merger is also subject to the satisfaction or waiver by ARCO of the following conditions:

    -  REPRESENTATIONS AND WARRANTIES TRUE.

       (1) Each of the representations and warranties of BP Amoco set forth in the merger agreement,

           (A) to the extent qualified by material adverse effect or other materiality qualification, being true, and

           (B) to the extent not qualified by material adverse effect or other materiality qualification, being true,

               in each case, when made and as of the closing date, except to the extent that a representation and warranty expressly speaks as of a specific date, PROVIDED that clause (B) will be satisfied so long as any failures of representations and warranties to be true would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on BP Amoco; and

       (2) ARCO having received a certificate to this effect signed on behalf of BP Amoco by an executive officer;

    -  COMPLIANCE WITH COVENANTS.

       (1) BP Amoco having performed all material obligations required to be performed by it under the merger agreement at or prior to the closing date; and

       (2) ARCO having received a certificate to this effect signed on behalf of BP Amoco by an executive officer;

    - TAX OPINION. ARCO having received an opinion from Cravath, Swaine & Moore, dated as of the effective time of the merger and substantially to the effect that, on the basis of the facts, representations and assumptions set forth in the opinion, the merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of
       Section 368(a) of the U.S. tax code and no gain or loss will be recognized by the shareholders of ARCO who exchange ARCO common stock solely for BP Amoco ordinary shares or ADSs pursuant to the merger (except with respect to cash received in exchange for a fractional interest in a BP Amoco ADS and except by 5% BP Amoco shareholders who fail to enter into any required gain recognition agreement with the Internal Revenue Service). ARCO will not waive the condition that it receive this opinion without first recirculating revised proxy materials and resoliciting the vote of the ARCO shareholders to approve the merger.

TERMINATION AND EFFECTS OF TERMINATION

    BP Amoco and ARCO may terminate the merger agreement and abandon the merger at any time prior to the merger becoming effective, whether before or after adoption of the merger agreement by ARCO's shareholders or approval of the merger by BP Amoco's shareholders, by mutual written consent by action of each company's board of directors.

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    TERMINATION BY BP AMOCO OR ARCO

    Either company may terminate the merger agreement and abandon the merger at any time prior to the completion of the merger, provided that it is not in material breach of the merger agreement, if:

    - the merger is not completed by March 31, 2000, whether such date is before or after adoption of the merger agreement by ARCO's shareholders or approval of the merger by BP Amoco's shareholders, which date may be extended to June 30, 2000 if required regulatory approval has not been obtained and the directors of either BP Amoco or ARCO elect to extend the termination date;

    - the shareholders of BP Amoco or ARCO do not approve the merger at their company's shareholders' meeting; or

    - a governmental authority permanently restrains or prohibits completion of the merger, whether before or after adoption of the merger agreement by ARCO's shareholders or approval of the merger by BP Amoco's shareholders.

    TERMINATION BY BP AMOCO

    BP Amoco may terminate the merger agreement and abandon the merger at any time prior to the completion of the merger, whether before or after approval of the merger by BP Amoco shareholders, by action of its board, if:

    - the ARCO board of directors withdraws its approval or favorable recommendation of the merger agreement to ARCO's shareholders;

    - ARCO enters into negotiations with or furnishes information to a third party regarding an acquisition transaction proposed by the third party;

    - ARCO or its board recommends such an acquisition transaction to its shareholders; or

    - ARCO breaches any representation, warranty, covenant or agreement contained in the merger agreement which would result in a failure of either:

       (1) the condition to the obligation of BP Amoco to complete the merger relating to the accuracy of the representations and warranties of ARCO; or

       (2) the condition to the obligation of BP Amoco to complete the merger relating to the performance by ARCO of its obligations under the merger agreement;

           and such breach cannot be or is not cured prior to March 31, 2000 or, if the termination date is extended, June 30, 2000.

    TERMINATION BY ARCO

    ARCO may terminate the merger agreement and abandon the merger at any time prior to the completion of the merger, whether before or after adoption of the merger agreement by ARCO shareholders, by action of its board, if:

    - the BP Amoco board withdraws its approval or favorable recommendation of the merger to BP Amoco's shareholders;

    - ARCO becomes entitled under the merger agreement to recommend to its shareholders a superior proposal for an acquisition transaction, pays BP Amoco a termination payment, as described below under "--Termination Payments," and enters into an agreement to implement that alternative acquisition transaction; or

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
    - BP Amoco breaches any representation, warranty, covenant or agreement contained in the merger agreement which would result in a failure of either:

       (1) the condition to the obligations of ARCO to complete the merger relating to the accuracy of the representations and warranties of BP Amoco; or

       (2) the condition to the obligations of ARCO to complete the merger relating to the performance by BP Amoco of its obligations under the merger agreement;

           and such breach cannot be or is not cured prior to March 31, 2000 or, if the termination date is extended, June 30, 2000.

    TERMINATION PAYMENTS

    ARCO will be required to pay BP Amoco a termination payment of $450 million if the merger agreement is terminated:

    - by either BP Amoco or ARCO because ARCO's shareholders do not approve the merger at the ARCO special shareholders' meeting and prior to such meeting the ARCO board of directors has withdrawn its approval or favorable recommendation of the merger to the ARCO shareholders;

    - by BP Amoco because the ARCO board of directors withdraws its approval or favorable recommendation of the merger to its shareholders;

    - by BP Amoco because the ARCO board of directors recommends to its shareholders an acquisition transaction proposed by a third party;

    - by BP Amoco because ARCO willfully breaches its obligations under the merger agreement with respect to seeking third-party acquisition proposals; or

    - by ARCO because it becomes entitled to recommend to its shareholders a superior proposal for an acquisition transaction and enters into an agreement to implement that alternative acquisition transaction.

    If, however, BP Amoco or ARCO terminates the merger agreement because ARCO's shareholders fail to adopt the merger agreement at the ARCO special meeting and, at that time, there is a proposal from a third party for an acquisition transaction with ARCO, ARCO will be required to pay BP Amoco a termination payment of $250 million. If, within 12 months of termination, ARCO enters into an agreement with respect to a third-party acquisition proposal or such an acquisition is consummated, ARCO will be required to pay BP Amoco an additional $200 million. ARCO will be deemed to have entered into a third-party acquisition agreement if its board of directors recommends acceptance of the third-party acquisition by its shareholders.

    A termination payment of $450 million by ARCO, when taken together with the maximum profit permitted to BP Amoco under the stock option agreement described below, would result in a potential total gain to BP Amoco of $500 million.

    BP Amoco will be required to pay ARCO a termination payment of $500 million if the merger agreement is terminated by:

    - either BP Amoco or ARCO because BP Amoco's shareholders do not approve the merger at the BP Amoco extraordinary meeting and prior to such meeting BP Amoco's board of directors has withdrawn its approval or favorable recommendation of the merger to the BP Amoco shareholders; or

    - ARCO because BP Amoco's board of directors withdraws its approval or favorable recommendation of the merger to its shareholders.

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EXPENSES

    Whether or not the merger is completed, all costs and expenses incurred in connection with the merger will be paid by the party incurring the expense, except for termination payments by BP Amoco or ARCO and expenses related to their collection. However, BP Amoco and ARCO will share equally the costs and expenses of filing, printing and distributing the F-4 registration statement, this proxy statement/prospectus, the circular to be distributed to shareholders of BP Amoco and the listing particulars relating to the BP Amoco ordinary shares.

AMENDMENT AND WAIVER

    BP Amoco and ARCO may amend the merger agreement by written agreement prior to completion of the merger, but, after ARCO's shareholders have approved the merger agreement, no amendment may be made which by law requires further shareholder approval without the shareholder approval being obtained.

    Any provision of the merger agreement may be waived prior to the completion of the merger, but only if the waiver is in writing and signed by the party against which the waiver is to be effective.

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                           THE STOCK OPTION AGREEMENT

    Contemporaneously with the execution of the merger agreement, BP Amoco and ARCO also entered into a stock option agreement. The following description sets forth the material terms of the stock option agreement but does not purport to describe all the terms of the agreement. The complete text of the stock option agreement is incorporated by reference in this proxy statement/prospectus.

    Pursuant to the stock option agreement, ARCO granted BP Amoco an irrevocable option to purchase up to 64,861,617 shares of ARCO common stock at an option price per share in cash of $82.82. In this section, these shares are referred to as "option shares" and this per share price is referred to as the "option price." The number of option shares and the option price are each subject to adjustment in the circumstances described below under "--Maximum Option Price; Adjustments to Number of Option Shares." In no event will the number of option shares exceed 19.9% of the issued and outstanding shares of ARCO common stock (excluding the option shares) at the time of exercise.

    The stock option agreement provides that BP Amoco may exercise its option within 180 days after the merger agreement is terminated and BP Amoco then or thereafter becomes entitled to receive the full ARCO termination amount of $450 million, after taking into account any amounts that BP Amoco has become entitled to previously. We refer in this section to such an event as a "triggering event."

    The option will terminate upon the earliest to occur of:

       - the effective time of the merger;

       - 180 days after the date on which a triggering event occurs; and

       - the date that it is no longer possible for a triggering event to occur, if no triggering event has occurred prior to such date.

PURPOSE OF THE STOCK OPTION

    The stock option agreement is intended to increase the likelihood that the merger will be completed on its agreed terms, and to compensate BP Amoco for its efforts and costs in case the merger is not completed for specified reasons, including the termination of the merger agreement because ARCO recommends a different acquisition transaction to its shareholders. See "The Merger Agreement--Termination and Effects of Termination." The stock option could prevent an alternative acquisition transaction with ARCO from being accounted for as a "pooling of interests" under U.S. GAAP. The stock option therefore may have the effect of discouraging offers by third parties to acquire ARCO prior to the completion of the merger, even from a bidder prepared to offer to pay consideration to ARCO shareholders which has a higher current market price than the shares to be received by ARCO shareholders pursuant to the merger agreement.

REQUIRED APPROVALS

    Any purchase of option shares upon exercise of the option will be subject to compliance with Hart-Scott-Rodino Antitrust Improvements Act and to any required prior notification to or application for approval of any other regulatory authority so that the issuance of option shares to BP Amoco would not be illegal. Each of BP Amoco and ARCO has agreed to file any and all required notices, applications or other documents necessary for regulatory approval and to use its best reasonable efforts to cooperate with respect to any required filing, notice or application for regulatory approval.

    The stock option agreement is not subject to the approval of shareholders of ARCO, and is effective whether or not ARCO shareholders adopt the merger agreement at their special meeting. No triggering event has occurred as of the date of this proxy statement/prospectus.

CASH-OUT RIGHT

    The stock option agreement provides that within 180 days following the occurrence of a triggering event, BP Amoco may elect to require ARCO to repurchase the option for cash, at a price equal to (1) the number of option shares for which the option is then exercisable, multiplied by (2) the difference between the market price (as defined below) for shares of ARCO common stock and the option price. Similarly, within the same time period, BP Amoco may require ARCO to repurchase all option shares then owned by BP Amoco for cash, at the market price for each share. In each case, the market price will equal the average market price for ARCO shares over a 90-day period preceding the date of BP Amoco's written request for repurchase or, failing any market prices, based on the good faith determination of the ARCO board of directors. Where the repurchase price to be paid by ARCO for the option or the option shares upon the exercise by BP Amoco of its cash-out right would require a vote by ARCO shareholders pursuant to ARCO's certificate of incorporation, the repurchase price will be reduced to the extent necessary to avoid the requirement of a shareholder vote.

LIMITATION ON TOTAL PROFIT

    The stock option agreement provides that, notwithstanding any other provision of the agreement, BP Amoco's total profit (as defined below), taken together with any termination amount paid to BP Amoco pursuant to the provisions of the merger agreement cannot exceed $500 million in the aggregate. If the total amount that otherwise would be received by BP Amoco would exceed that amount, BP Amoco, at its sole election, will:

       (1) reduce the number of option shares subject to the option;

       (2) deliver to ARCO for cancellation option shares previously purchased by BP Amoco;

       (3) pay cash to ARCO; or

       (4) any combination of (1), (2) and (3),

so that BP Amoco's actually realized total profit, when taken together with any termination payment paid to BP Amoco, will not exceed $500 million after taking into account the foregoing actions.

    For purposes of the stock option agreement, "total profit" means the aggregate amount before taxes of the following:

       - the amount received by BP Amoco pursuant to ARCO's repurchase of the option or option shares pursuant to the exercise of BP Amoco's cash-out right, described under "--Cash-Out Right" above, LESS, in the case of any repurchase of option shares, the amount paid by BP Amoco for those shares; and

       - the fair market value, or the aggregate net cash amounts received by BP Amoco pursuant to the sale of option shares (or any other securities into which such option shares are converted or exchanged), or any property, cash or securities received on exercise of the option pursuant to the adjustment provisions of the stock option agreement, LESS the amount paid by BP Amoco for such option shares.

    The stock option agreement also provides that, notwithstanding any other provision of the stock option agreement, an option may not be exercised for a number of shares as would, as of the date of exercise, result in a notional total profit which, together with any ARCO termination amount previously paid to BP Amoco, would exceed $500 million. For purposes of the stock option agreement, "notional total profit" means the total profit for the option determined as of the date of BP Amoco's proposed exercise, assuming that:

       (1) BP Amoco exercised the option in full on that date;

       (2) the option shares (or any other securities into which such shares are converted or exchanged) were sold for cash at the closing market price on the NYSE for ARCO common stock as of the close of business on the preceding trading day LESS customary brokerage commissions; and

       (3) any additional property, cash or other securities received on exercise of the option were sold at fair market value.

MAXIMUM OPTION PRICE; ADJUSTMENTS TO NUMBER OF OPTION SHARES

    The stock option agreement contains provisions intended to ensure that the option has a minimum value. These provisions cause the option price to be adjusted downwards, if necessary, so that BP Amoco could, at any time of exercise, realize a total profit of $25 million if BP Amoco exercised the option and sold the option shares purchased at the market price on the NYSE for ARCO common stock as of the close of business on the trading day preceding the exercise.

    The stock option agreement provides for automatic adjustment of the number of option shares purchasable on the exercise of the option in the event that any additional shares of ARCO common stock are issued or otherwise become outstanding after the date of the stock option agreement other than pursuant to the stock option agreement. In this event, the aggregate number of option shares which may be purchased upon exercise of the option will automatically be increased so that, taking into consideration any such issuance of additional shares, the aggregate number of option shares equals 19.9% of the shares of ARCO common stock then issued and outstanding. This increase will take place without any further action on the part of ARCO or BP Amoco.

    The stock option agreement provides for other adjustments to the number of option shares purchasable on the exercise of the option, as well as adjustments to the option price and the other securities, cash and property to be issued or transferred to BP Amoco on exercise of the option, in the event of changes in the outstanding shares of ARCO common stock by reason of stock dividends, splits, combinations, subdivisions or reclassifications and extraordinary transactions such as mergers, recapitalizations and share exchanges. In each case, the effect of the adjustment or adjustments will be to place BP Amoco in the same position as it would have held had there been no dividend, alteration to the ARCO common stock or extraordinary transaction.

                                 EXCHANGE RATES

    This table sets forth, for each period indicated, the high and low noon buying rates for one pound sterling expressed in U.S. dollars, the average noon buying rate during such period, and the noon buying rate at the end of such period, based upon information provided by the Federal Reserve Bank of New York:

                                                                                                            SIX
                                                                                                          MONTHS
                                                                YEAR ENDED DECEMBER 31,                    ENDED
                                                 -----------------------------------------------------   JUNE 30,
                                                   1994       1995       1996       1997       1998        1999
                                                 ---------  ---------  ---------  ---------  ---------  -----------
      High.....................................  $  1.6368  $  1.6440  $  1.7123  $  1.7035  $  1.7222   $  1.6585
      Low......................................     1.4615     1.5302     1.4948     1.5775     1.6114      1.5765
      Average..................................     1.5392     1.5803     1.5733     1.6397     1.6602      1.6197
      Period End...............................     1.5665     1.5535     1.7123     1.6427     1.6628      1.5765

    This table sets forth, for each period indicated, the high and low noon buying rates for one U.S. dollar expressed in pounds sterling, the average noon buying rate during such period, and the noon buying rate at the end of such period, based upon information provided by the Federal Reserve Bank of New York:

                                                                                                            SIX
                                                                                                          MONTHS
                                                                YEAR ENDED DECEMBER 31,                    ENDED
                                                 -----------------------------------------------------   JUNE 30,
                                                   1994       1995       1996       1997       1998        1999
                                                 ---------  ---------  ---------  ---------  ---------  -----------
      High.....................................    L0.6109    L0.6083    L0.5840    L0.5870    L0.5807     L0.6030
      Low......................................     0.6842     0.6535     0.6690     0.6339     0.6206      0.6343
      Average..................................     0.6497     0.6328     0.6356     0.6099     0.6023      0.6174
      Period End...............................     0.6384     0.6437     0.5840     0.6088     0.6014      0.6343

                         MARKET PRICE AND DIVIDEND DATA

    As of July 9, 1999 (the record date for the ARCO special meeting), there were approximately 80,000 ARCO shareholders of record. As of July 9, 1999, there were approximately 367,000 holders of record of BP Amoco ordinary shares and approximately 119,000 holders of record of BP Amoco ADSs.

    The market prices for, and dividends paid on, shares of ARCO common stock, BP Amoco ordinary shares and BP Amoco ADSs shown below are the market prices and dividends paid for each security without adjustments to give effect to the merger. Such market prices are not necessarily indicative of what the market value of BP Amoco ordinary shares or BP Amoco ADSs will be after the merger.

MARKET PRICES

    ARCO

    The principal trading market for ARCO common stock is the New York Stock Exchange. Its ticker symbol is "ARC." ARCO common stock is also traded on the Pacific Exchange, the Swiss Stock Exchange and the London Stock Exchange. The table below sets forth, for the calendar quarters indicated, the high and low sale prices of shares of ARCO common stock as reported on the NYSE Composite Tape.

                                                                                        ARCO COMMON STOCK
                                                                                       --------------------
                                                                                         HIGH        LOW
                                                                                       ---------  ---------
                                                                                          ($ PER SHARE)
YEAR ENDED DECEMBER 31, 1997
First Quarter........................................................................  69 3/8     62 3/16
Second Quarter.......................................................................  75 5/8     63 11/16
Third Quarter........................................................................  86 15/16   67 3/8
Fourth Quarter.......................................................................  87 1/4     74
YEAR ENDED DECEMBER 31, 1998
First Quarter........................................................................  84 11/16   70 3/8
Second Quarter.......................................................................  82 1/4     74
Third Quarter........................................................................  81 5/16    56 1/4
Fourth Quarter.......................................................................  72 7/16    62 7/8
YEAR ENDING DECEMBER 31, 1999
First Quarter........................................................................  75 3/16    52 1/2
Second Quarter.......................................................................  88 15/16   71 1/2
Third Quarter (through July 9, 1999).................................................  89 1/4     84 1/4

    ARCO SHAREHOLDERS ARE URGED TO OBTAIN A CURRENT MARKET QUOTATION FOR THE ARCO COMMON STOCK.

    BP AMOCO

    The primary trading market for the BP Amoco ordinary shares is the London Stock Exchange. The BP Amoco ordinary shares are also traded on stock exchanges in France, Germany, Japan and Switzerland. BP Amoco ADSs, each representing six BP Amoco ordinary shares, are issued by the depositary and are listed on the NYSE, where their ticker symbol is "BPA," and are also listed on the Pacific, Chicago and Toronto Stock Exchanges.

    The table below sets forth, for the calendar quarters indicated, the highest and lowest middle-market quotations for the BP Amoco ordinary shares as derived from the Daily Official List of the London Stock Exchange and the highest and lowest sales prices of BP Amoco ADSs (BP ADSs prior to January 1, 1999) on the NYSE Composite Tape.

                                         BP AMOCO ORDINARY        BP AMOCO
                                               SHARES             ADSS(1)
                                         ------------------  ------------------
                                          HIGH        LOW     HIGH        LOW
                                         -------    -------  -------    -------
                                              (PENCE)               ($)
YEAR ENDED DECEMBER 31, 1997
First Quarter........................... 748        663       73 1/2     64 7/8
Second Quarter.......................... 759        670       75 3/8     65 11/16
Third Quarter........................... 956        756       93         74 5/8
Fourth Quarter.......................... 939        797       91 7/8     79
YEAR ENDED DECEMBER 31, 1998
First Quarter........................... 934        746       96         73 3/4
Second Quarter.......................... 968        833       97 5/16    82 7/8
Third Quarter........................... 910        737       91 3/4     73
Fourth Quarter.......................... 957        815       95 3/8     81 7/16
YEAR ENDING DECEMBER 31, 1999
First Quarter........................... 1,079      822      105 5/16    80 3/8
Second Quarter.......................... 1,191      1,009    115 3/8     94
Third Quarter (through July 9, 1999).... 1,228      1,177    115 1/8    109 7/8

------------------------

(1) With effect from June 6, 1997, BP Amoco split existing ADSs on a two-for-one basis so that a BP Amoco ADS is now equivalent to six BP Amoco ordinary shares. Comparative figures for prior periods have been restated accordingly.

    ARCO SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE BP AMOCO ORDINARY SHARES AND THE BP AMOCO ADSS.

DIVIDEND DATA

    ARCO

    ARCO has historically declared and paid dividends quarterly. The following table sets forth the quarterly dividends in respect of the ARCO common stock declared and paid in each of the past five years. ARCO expects to pay regular quarterly dividends in September and December of 1999.

                                                                DIVIDENDS ($) PER SHARE OF
                                                                   ARCO COMMON STOCK(1)
                                               -------------------------------------------------------------
                                                  FIRST       SECOND        THIRD       FOURTH
                                                 QUARTER      QUARTER      QUARTER      QUARTER      TOTAL
                                               -----------  -----------  -----------  -----------  ---------
YEAR ENDED DECEMBER 31,
1994.........................................      0.6875       0.6875       0.6875       0.6875        2.75
1995.........................................      0.6875       0.6875       0.7375(2)     0.6875       2.80
1996.........................................      0.6875       0.6875       0.6875       0.6875        2.75
1997.........................................      0.6875       0.7125       0.7125       0.7125       2.825
1998.........................................      0.7125       0.7125       0.7125       0.7125        2.85
1999.........................................      0.7125       0.7125           --           --          --

------------------------

(1) ARCO per share data reflects a two-for-one stock split of shares of ARCO common stock outstanding on June 13, 1997. All per share dividend amounts for prior quarters have been restated accordingly.

(2) Dividend includes a $0.05 per share redemption payment for ARCO common stock.

    BP AMOCO

    The following table sets forth dividends announced and paid in respect of BP Amoco ordinary shares, on a per BP Amoco ordinary share basis and on a per BP Amoco ADS basis, for the periods indicated. The per share dividends shown for BP Amoco ADSs include the associated U.K. tax credit available to certain beneficial owners of BP Amoco ADSs who are resident in the U.S. for tax purposes, but before deduction of deemed U.K. withholding taxes. Therefore, the amounts shown are not necessarily those that were actually paid to holders of BP Amoco ADSs. It should be noted that the percentage of any dividend represented by the associated U.K. tax credit has varied over the periods indicated and that, for dividends paid on and after April 6, 1999, the U.K. tax credit has effectively been completely set off, for U.S. holders, by the amount of applicable deemed U.K. withholding taxes. For dividends paid before April 6, 1999 (which are the dividends paid in respect of the third quarter of 1998 and earlier periods) the associated tax credit represents 20% of the dividend amount stated in the table. For dividends paid on or after April 6, 1999 (which are the dividends paid in respect of the fourth quarter of 1998 and later periods), the associated tax credit represents 10% of the dividend amount stated in the table.

    Dividends have been translated from pounds sterling per BP Amoco ADS into U.S. dollars using the exchange rate at the close of business in London on the business day last preceding the day when the BP Amoco directors announced their intention to pay quarterly dividends for such period. Dividends have historically been announced quarterly in August, November, February and May. See

"Summary--Currencies and Exchange Rates" and "The Combination--Other Effects of the Combination."

                                                                   DIVIDENDS PER BP AMOCO ORDINARY SHARE
                                                                            AND BP AMOCO ADS(1)
                                                       -------------------------------------------------------------
                                                          FIRST       SECOND        THIRD       FOURTH
                                                         QUARTER      QUARTER      QUARTER      QUARTER      TOTAL
                                                       -----------  -----------  -----------  -----------  ---------
YEAR ENDED DECEMBER 31,
1994
  Ordinary Share.....................................        2.50p        2.50p        2.50p        3.00p      10.50p
  ADS................................................   $    0.28    $    0.29    $    0.31    $    0.35   $    1.23
1995
  Ordinary Share.....................................        3.00p        4.00p        4.00p        4.25p      15.25p
  ADS................................................   $    0.36    $    0.48    $    0.47    $    0.49   $    1.80
1996
  Ordinary Share.....................................        4.25p        5.00p        5.00p        5.25p      19.50p
  ADS................................................   $    0.48    $    0.58    $    0.62    $    0.64   $    2.32
1997
  Ordinary Share.....................................        5.25p        5.50p        5.50p        5.75p      22.00p
  ADS................................................   $    0.64    $    0.67    $    0.69    $    0.71   $    2.71
1998
  Ordinary Share.....................................        5.75p        6.00p        6.00p        6.12p      23.87p
  ADS................................................   $    0.72    $    0.73    $    0.75    $    0.67   $    2.87
1999
  Ordinary Share.....................................        6.14p          --           --           --          --
  ADS................................................   $    0.67           --           --           --          --

------------------------

(1) With effect from June 6, 1997, BP Amoco split existing ADSs on a two-for-one basis so that a BP Amoco ADS is now equivalent to six BP Amoco ordinary shares. Comparative figures for prior periods have been restated accordingly.

                            DESCRIPTION OF BP AMOCO

    BP Amoco is one of the world's top three oil and petrochemical companies on the basis of market capitalization, with a wide operational and geographic scope. It has well established operations in Europe, North and South America, Australia, Asia and parts of Africa. BP Amoco's main businesses are as follows:

Exploration and Production...  E&P is engaged in oil and gas exploration and field development and production (upstream activities), together with pipeline transportation, gas processing and gas
                               marketing (midstream activities).

Refining and Marketing.......  The activities of R&M include oil supply and trading as well as oil refining and marketing (downstream activities).

Chemicals....................  Chemicals activities include petrochemicals manufacturing and marketing.

    Prairie Holdings, Inc. is a wholly owned subsidiary of BP Amoco organized under the laws of Delaware. It was incorporated in March, 1999 solely for use in the merger of ARCO and Prairie

Holdings and is engaged in no other business. Its executive offices are located at Britannic House, 1 Finsbury Circus, London, EC2M 7BA, England.

                              DESCRIPTION OF ARCO

    ARCO is a worldwide oil and gas enterprise operating in two segments: exploration and production, and refining and marketing.

Exploration and Production...  E&P operations are focused mainly in Alaska, the Gulf of
                               Mexico and the Midcontinent in the United States, China,
                               Indonesia, the United Kingdom North Sea, Algeria and
                               Venezuela. The largest component of ARCO's operations in the lower 48 United States are held by ARCO's 82% owned
                               subsidiary, Vastar Resources, Inc.

Refining and Marketing.......  R&M operations include the two West Coast refineries and over 1,700 branded retail gasoline outlets in six western
                               states and British Columbia.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

INTRODUCTORY NOTE

    The following Unaudited Pro Forma Condensed Consolidated Financial Information gives pro forma effect to the merger, after giving effect to the pro forma adjustments described in the accompanying notes. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, the respective historical consolidated financial statements and notes thereto of BP Amoco and ARCO, which are incorporated by reference into this proxy statement/prospectus. For information on how to obtain any of those documents, see "Summary--Where You Can Find More Information."

    The Unaudited Pro Forma Condensed Consolidated Financial Information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of BP Amoco would have been had the merger of ARCO with a subsidiary of BP Amoco occurred on the respective dates assumed, nor is it necessarily indicative of BP Amoco's future operating results or consolidated financial position.

    The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared in accordance with U.K. GAAP, which differs in certain respects from U.S. GAAP. Note 46 to the consolidated financial statements of BP Amoco included in BP Amoco's Report on Form 6-K filed on July 7, 1999, which presented restated financial information for the years ended December 31, 1998, 1997 and 1996, provides a description of the principal differences between U.K. GAAP and U.S. GAAP as they relate to BP Amoco. The financial statements included in such Form 6-K have been restated to reflect the adoption of FRS No. 12, effective as of January 1, 1999, and also to correct reserve information. The proved reserves for associated undertakings have been revised to exclude reserves in Abu Dhabi which, if recent production levels were to continue, would not be fully recovered during the period of the concessions. A reconciliation of the pro forma profit and the pro forma ordinary shareholders' interest to U.S. GAAP is included in Note 10 of Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

    BP Amoco's use of the replacement cost basis for inventory accounting is explained in Note 1 of Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. The replacement cost basis is generally similar to the LIFO basis.

    BP Amoco will account for the merger as an acquisition under U.K. GAAP and as a purchase under U.S. GAAP. Under U.K. GAAP acquisition accounting, the identifiable assets and liabilities of ARCO are recorded at their fair value on the date of acquisition. The date of acquisition for determining the cost of acquisition is the date of completion of the merger. The cost of acquisition comprises the fair value of BP Amoco shares issued, based on their quoted price on the date of acquisition, i.e. the date of completion, together with the expenses of acquisition. Consequently, the cost of acquisition and the fair values used in the Unaudited Pro Forma Condensed Consolidated Financial Information are provisional and may differ from the finally determined amounts. BP Amoco has estimated the fair values of all significant assets and liabilities of ARCO, apart from the restructuring costs of approximately $500 million to be incurred following the combination as such costs may not be recognized as at the date of acquisition under U.K. GAAP. In the pro forma financial information the consideration is based on the BP Amoco ordinary share price of L12.20, the closing middle market quotation for BP Amoco ordinary shares as derived from the Daily Official List of the London Stock Exchange on July 9, 1999, the latest practicable date prior to the printing of this document, which has been translated into U.S. dollars at $1.5515 to L1.00, the effective Noon Buying Rate at July 9, 1999. BP Amoco cannot finalize the allocation of the consideration to assets and liabilities and the amortization/depreciation periods until the cost of acquisition is fixed and it has full access to ARCO financial and reserve information.

    Under U.S. GAAP purchase accounting, the cost of acquisition is based on the BP Amoco share price for a reasonable period before and after the terms of the acquisition were agreed. BP Amoco has averaged the share price and the L/$ exchange rate for three working days straddling the date of the announcement, that is, March 31, April 1 and April 6. The London Stock Exchange was closed for the Easter holiday on April 2 and 5. This average price was L10.23, which has been translated into U.S. dollars at $1.6049 to L1.00, the average Noon Buying Rate on those three days.

    The historical financial statements of ARCO have been prepared in accordance with U.S. GAAP. For purposes of presenting the Unaudited Pro Forma Condensed Consolidated Financial Information, financial information relating to ARCO has been adjusted to conform materially with BP Amoco's accounting policies under U.K. GAAP as described in Note 3 of Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. The historical income statement for ARCO on a U.K. GAAP basis for the year ended December 31, 1998 shows results from continuing operations only.

    The pro forma acquisition adjustments reflected in the accompanying Unaudited Pro Forma Condensed Consolidated Income Statements and Balance Sheet and described in Notes 5 and 7, respectively, reflect estimates made by BP Amoco management and assumptions that it believes to be reasonable. There are no pro forma adjustments in the accompanying Unaudited Pro Forma Condensed Consolidated Income Statements to eliminate transactions between ARCO and BP Amoco because such amounts are considered to be immaterial. No account has been taken, within the Unaudited Pro Forma Condensed Consolidated Financial Information, of any cost savings or any severance and restructuring costs which may or are expected to occur as a result of the combination. See "The Combination--BP Amoco's Reasons for the Combination."

    ARCO shareholders will be entitled to receive, for each share of ARCO common stock held as of the effective time of the merger, 4.92 BP Amoco ordinary shares. Such BP Amoco ordinary shares will be delivered in the form of BP Amoco ADSs, each of which represents six BP Amoco ordinary shares, subject to an election by ARCO shareholders to receive BP Amoco ordinary shares. The precise number of ARCO shares to be canceled and exchanged in the merger cannot be determined until the effective time. The Unaudited Pro Forma Condensed Consolidated Financial Information presented below does not reflect the proposed one-for-one subdivision of BP Amoco ordinary share capital.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999

The following unaudited pro forma condensed consolidated income statement for the three months ended March 31, 1999 is derived from the unaudited historical condensed consolidated income statements of BP Amoco and ARCO for the three months then ended, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. These adjustments have been determined as if the combination of ARCO and BP Amoco took place on January 1, 1998, the first day of the earliest financial period presented in the Unaudited Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and as supplemental to, the respective historical consolidated financial statements and notes thereto of BP Amoco and ARCO, which are incorporated by reference in this proxy statement/prospectus.

                                               BP AMOCO
                                              HISTORICAL                    ARCO HISTORICAL
                                             -------------  -----------------------------------------------    PRO FORMA
                                               U.K. GAAP      U.S. GAAP      ADJUSTMENTS       U.K. GAAP      ADJUSTMENTS
                                             -------------  -------------  ---------------  ---------------  -------------
                                                   $              $               $                $               $

                                                                 (MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                               (NOTE 1)       (NOTE 2)        (NOTE 4)                         (NOTE 5)
Turnover...................................       17,984          2,643              --            2,643              --
Less: Joint ventures.......................        3,342             55              29(a)            84
                                                  ------          -----             ---            -----          ------
Group turnover.............................       14,642          2,588             (29)           2,559              --
Replacement cost of sales..................       11,911          2,039             (50)(b)        1,989             495(a)
Production taxes...........................          142             41              --               41              --
                                                  ------          -----             ---            -----          ------
Gross profit...............................        2,589            508              21              529            (495)
Distribution and administration expenses...        1,536            199              (5)(c)          194              --
Exploration expense........................          172             74              --               74              --
                                                  ------          -----             ---            -----          ------
                                                     881            235              26              261            (495)
Other income...............................          105            121             (22)(d)           99              --
                                                  ------          -----             ---            -----          ------
Group replacement cost operating profit....          986            356               4              360            (495)
Share of profits of joint ventures.........          131             --              21(e)            21              --
Share of profits of associated
  undertakings.............................          129             --              12(f)            12              --
                                                  ------          -----             ---            -----          ------
Total replacement cost operating profit....        1,246            356              37              393            (495)
Profit (loss) on sale of businesses........          102             --              --(g)            --              --
Profit (loss) on sale of fixed assets......           (5)            --              14(h)            14              --
Restructuring costs........................       (1,155)            --              --               --              --
                                                  ------          -----             ---            -----          ------
Replacement cost profit before interest and
  tax......................................          188            356              51              407            (495)
Inventory holding gains (losses)...........            7             --             (15)(i)          (15)             --
                                                  ------          -----             ---            -----          ------
Historical cost profit before interest and
  tax......................................          195            356              36              392            (495)
Interest expense...........................          304             95              29(j)           124             (14)(b)
                                                  ------          -----             ---            -----          ------
Profit (loss) before taxation..............         (109)           261               7              268            (481)
Taxation...................................           56             93              25(k)           118              --
                                                  ------          -----             ---            -----          ------
Profit (loss) after taxation...............         (165)           168             (18)             150            (481)
Minority shareholders' interest (MSI)......           11              3              (2)(m)            1             (21)(c)
                                                  ------          -----             ---            -----          ------
Profit (loss) for the period...............         (176)           165             (16)             149            (460)
                                                  ------          -----             ---            -----          ------
Profit (loss) for the period applicable to
  ordinary shares..........................         (176)           165             (16)             149            (460)
                                                  ------          -----             ---            -----          ------
                                                  ------          -----             ---            -----          ------
Profit (loss) per ordinary share
  Profit (loss) for the period.............        (0.02)                                           0.46
  Replacement cost profit before
    exceptional items......................         0.07                                            0.47
                                                  ------                                           -----
                                                  ------                                           -----
Average number outstanding shares
  (in millions)............................        9,669                                             322           1,672
                                                  ------                                           -----          ------
                                                  ------                                           -----          ------
Reconciliation of replacement cost results
Profit (loss) for the period...............         (176)                                            149            (460)
Inventory holding (gains) losses...........           (7)                                             15              --
                                                  ------                                           -----          ------
Replacement cost profit (loss) for the
  period...................................         (183)                                            164            (460)
Exceptional items net of tax and MSI.......          860                                             (13)             --
                                                  ------                                           -----          ------
Replacement cost profit before
  exceptional items........................          677                                             151            (460)
                                                  ------                                           -----          ------
                                                  ------                                           -----          ------

                                               BP AMOCO
                                               PRO FORMA
                                             -------------
                                               U.K. GAAP
                                             -------------
                                                   $

Turnover...................................       20,627
Less: Joint ventures.......................        3,426
                                                  ------
Group turnover.............................       17,201
Replacement cost of sales..................       14,395
Production taxes...........................          183
                                                  ------
Gross profit...............................        2,623
Distribution and administration expenses...        1,730
Exploration expense........................          246
                                                  ------
                                                     647
Other income...............................          204
                                                  ------
Group replacement cost operating profit....          851
Share of profits of joint ventures.........          152
Share of profits of associated
  undertakings.............................          141
                                                  ------
Total replacement cost operating profit....        1,144
Profit (loss) on sale of businesses........          102
Profit (loss) on sale of fixed assets......            9
Restructuring costs........................       (1,155)
                                                  ------
Replacement cost profit before interest and
  tax......................................          100
Inventory holding gains (losses)...........           (8)
                                                  ------
Historical cost profit before interest and
  tax......................................           92
Interest expense...........................          414
                                                  ------
Profit (loss) before taxation..............         (322)
Taxation...................................          174
                                                  ------
Profit (loss) after taxation...............         (496)
Minority shareholders' interest (MSI)......           (9)
                                                  ------
Profit (loss) for the period...............         (487)
                                                  ------
Profit (loss) for the period applicable to
  ordinary shares..........................         (487)
                                                  ------
                                                  ------
Profit (loss) per ordinary share
  Profit (loss) for the period.............        (0.04)
  Replacement cost profit before
    exceptional items......................         0.03
                                                  ------
                                                  ------
Average number outstanding shares
  (in millions)............................       11,341
                                                  ------
                                                  ------
Reconciliation of replacement cost results
Profit (loss) for the period...............         (487)
Inventory holding (gains) losses...........            8
                                                  ------
Replacement cost profit (loss) for the
  period...................................         (479)
Exceptional items net of tax and MSI.......          847
                                                  ------
Replacement cost profit before
  exceptional items........................          368
                                                  ------
                                                  ------

     THE NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                  INFORMATION
                     ARE AN INTEGRAL PART OF THE STATEMENT.

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1998

    The following unaudited pro forma condensed consolidated income statement for the year ended December 31, 1998 is derived from the historical condensed consolidated income statements of BP Amoco and ARCO for the year then ended, after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information. These adjustments have been determined as if the combination of ARCO and BP Amoco took place on January 1, 1998, the first day of the earliest financial period presented in the Pro Forma Condensed Consolidated Financial Information. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and as supplemental to, the respective historical consolidated financial statements and notes thereto of BP Amoco and ARCO, which are incorporated by reference in this proxy statement/prospectus.

                                                                          ARCO HISTORICAL
                                                BP AMOCO     -----------------------------------------                   BP AMOCO
                                               HISTORICAL                                  CONTINUING                    PRO FORMA
                                              -------------                                OPERATIONS     PRO FORMA    -------------
                                                U.K. GAAP      U.S. GAAP     ADJUSTMENTS    U.K. GAAP    ADJUSTMENTS     U.K.GAAP
                                              -------------  -------------  -------------  -----------  -------------  -------------
                                                    $              $              $             $             $              $

                                                                       (MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                                (NOTE 1)       (NOTE 2)       (NOTE 4)                    (NOTE 5)

Turnover....................................       83,732         11,341             --        11.341            --         95,073
Less: Joint ventures........................       15,428            188            106(a)        294            --         15,722
                                                   ------         ------         ------    -----------       ------         ------
Group turnover..............................       68,304         11,153           (106)       11,047            --         79,351
Replacement cost of sales...................       56,270         10,607           (368)(b)     10,239        1,845(a)      68,354
Production taxes............................          604            227             --           227            --            831
                                                   ------         ------         ------    -----------       ------         ------
Gross profit................................       11,430            319            262           581        (1,845)        10,166
Distribution and administration expenses....        6,044          1,167            (16)(c)      1,151           --          7,195
Exploration expense.........................          921            629             --           629            --          1,550
                                                   ------         ------         ------    -----------       ------         ------
                                                    4,465         (1,477)           278        (1,199)       (1,845)         1,421
Other income................................          709            454           (137)(d)        317           --          1,026
                                                   ------         ------         ------    -----------       ------         ------
Group replacement cost operating profit
  (loss)....................................        5,174         (1,023)           141          (882)       (1,845)         2,447
Share of profits of joint ventures..........          825             --             78(e)         78            --            903
Share of profits of associated
  undertakings..............................          522             --             60(f)         60            --            582
                                                   ------         ------         ------    -----------       ------         ------
Total replacement cost operating profit
  (loss)....................................        6,521         (1,023)           279          (744)       (1,845)         3,932
Profit (loss) on sale of businesses.........          395            928          1,713(g)      2,641            --          3,036
Profit (loss) on sale of fixed assets.......          653             --             61(h)         61            --            714
Merger expenses.............................         (198)            --             --            --            --           (198)
                                                   ------         ------         ------    -----------       ------         ------
Replacement cost profit (loss) before
  interest and tax..........................        7,371            (95)         2,053         1,958        (1,845)         7,484
Inventory holding gains (losses)............       (1,391)            --            (57)(i)        (57)          --         (1,448)
                                                   ------         ------         ------    -----------       ------         ------
Historical cost profit (loss) before
  interest and tax..........................        5,980            (95)         1,996         1,901        (1,845)         6,036
Interest expense............................        1,173            259             75(j)        334           (40) (b)       1,467
                                                   ------         ------         ------    -----------       ------         ------
Profit (loss) before taxation...............        4,807           (354)         1,921         1,567        (1,805)         4,569
Taxation....................................        1,520           (651)         2,388(k)      1,737            --          3,257
                                                   ------         ------         ------    -----------       ------         ------
Profit (loss) after taxation................        3,287            297           (467)         (170)       (1,805)         1,312
Income from discontinued operations.........           --            179           (179) (l)         --          --             --
Minority shareholders' interest (MSI).......           63             24             (4)(m)         20          (79)(c)           4
                                                   ------         ------         ------    -----------       ------         ------
Profit (loss) for the year..................        3,224            452           (642)         (190)       (1,726)         1,308
Dividend requirements on preference
  shares....................................            1              2             --             2            (2)(d)           1
                                                   ------         ------         ------    -----------       ------         ------
Profit (loss) for the year applicable to
  ordinary shares...........................        3,223            450           (642)         (192)       (1,724)         1,307
                                                   ------         ------         ------    -----------       ------         ------
                                                   ------         ------         ------    -----------       ------         ------
Profit (loss) per ordinary share
  Profit (loss) for the year................         0.34                                       (0.60)                        0.12
  Replacement cost profit (loss) before
    exceptional items.......................         0.41                                       (3.19)                        0.11
                                                   ------                                  -----------                      ------
                                                   ------                                  -----------                      ------
Average number outstanding of ordinary
  shares (in millions)......................        9,596                                         321         1,672         11,268
                                                   ------                                  -----------       ------         ------
                                                   ------                                  -----------       ------         ------
Reconciliation of replacement cost results
Profit (loss) for the year..................        3,224                                        (190)       (1,726)         1,308
Inventory holding (gains) losses............        1,391                                          57            --          1,448
                                                   ------                                  -----------       ------         ------
Replacement cost profit (loss) for the
  year......................................        4,615                                        (133)       (1,726)         2,756
Exceptional items net of tax and MSI........         (652)                                       (891)           --         (1,543)
                                                   ------                                  -----------       ------         ------
Replacement cost profit (loss) before
  exceptional items.........................        3,963                                      (1,024)       (1,726)         1,213
                                                   ------                                  -----------       ------         ------
                                                   ------                                  -----------       ------         ------

     THE NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                  INFORMATION
                     ARE AN INTEGRAL PART OF THE STATEMENT.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AT MARCH 31, 1999

The following unaudited pro forma condensed consolidated balance sheet consolidates the respective unaudited historical condensed consolidated balance sheets of BP Amoco and ARCO as of March 31, 1999 and has been prepared to reflect the combination of ARCO and BP Amoco after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information as if the combination had occurred on March 31, 1999. The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared from, and should be read in conjunction with, and as supplemental to, the respective historical consolidated financial statements and notes thereto of BP Amoco and ARCO, which are incorporated by reference in this proxy statement/prospectus.

                                          BP AMOCO                                                             BP AMOCO
                                         HISTORICAL               ARCO HISTORICAL                              PRO FORMA
                                         -----------  ---------------------------------------    PRO FORMA    -----------
                                          U.K. GAAP    U.S. GAAP   ADJUSTMENTS    U.K. GAAP     ADJUSTMENTS    U.K. GAAP
                                         -----------  -----------  -----------  -------------  -------------  -----------
                                              $            $            $             $              $             $

                                                                            (MILLIONS)
                                          (NOTE 1)     (NOTE 2)     (NOTE 6)                     (NOTE 7)
ASSETS
Fixed assets
Intangible assets......................       3,310          976           --           976          3,585(a)      7,871
Tangible assets........................      53,947       18,257         (909)(a)      17,348       19,137(b)     90,432
Investments............................
  Joint ventures.......................
    Gross assets.......................       9,115        1,383          119(b)       1,502            --        10,617
    Gross liabilities..................       4,085          352           33(b)         385            --         4,470
                                         -----------  -----------  -----------  -------------  -------------  -----------
  Net investment.......................       5,030        1,031           86         1,117             --         6,147
  Associated undertakings..............       4,143          214           --           214             --         4,357
  Other................................         569        1,133           33(c)       1,166            57(c)      1,792
                                         -----------  -----------  -----------  -------------  -------------  -----------
                                              9,742        2,378          119         2,497             57        12,296
                                         -----------  -----------  -----------  -------------  -------------  -----------
Total fixed assets.....................      66,999       21,611         (790)       20,821         22,779       110,599
                                         -----------  -----------  -----------  -------------  -------------  -----------
Current assets
Inventories............................       3,616          597          163(d)         760            --         4,376
Trade receivables......................       6,182          722           --           722             --         6,904
Other receivables falling due
  Within 1 year........................       4,162          618          (18)(e)         600          605(d)      5,367
  After more than 1 year...............       3,169          555          104(f)         659          (233)(e)      3,595
Investments............................         305          563           (2)(g)         561           --           866
Cash in bank and in hand...............         270          790           --           790             --         1,060
                                         -----------  -----------  -----------  -------------  -------------  -----------
Total current assets...................      17,704        3,845          247         4,092            372        22,168
                                         -----------  -----------  -----------  -------------  -------------  -----------
Current liabilities falling due within
  1 year
  Finance debt.........................       3,789        2,763           --         2,763             --         6,552
  Trade payables.......................       3,219          660           --           660             --         3,879
  Other creditors......................      12,414        2,020          510(h)       2,530           630(f)     15,574
                                         -----------  -----------  -----------  -------------  -------------  -----------
Net current (liabilities) assets.......      (1,718)      (1,598)        (263)       (1,861)          (258)       (3,837)
                                         -----------  -----------  -----------  -------------  -------------  -----------
Total assets less current
  liabilities..........................      65,281       20,013       (1,053)       18,960         22,521       106,762
                                         -----------  -----------  -----------  -------------  -------------  -----------
Non-current liabilities
  Finance debt.........................      10,721        4,618           --         4,618            568(g)     15,907
  Accounts payable and accrued
    liabilities........................       2,532        1,025           --         1,025             --         3,557
Provisions for liabilities and charges
  Deferred taxation....................       1,597        3,279       (2,921)(i)         358           --         1,955
  Other provisions.....................       8,321        2,983         (218)(j)       2,765         (153)(h)     10,933
                                         -----------  -----------  -----------  -------------  -------------  -----------
Net assets.............................      42,110        8,108        2,086        10,194         22,106        74,410
Minority shareholders' interest........       1,038          262            9(k)         271           858(i)      2,167
                                         -----------  -----------  -----------  -------------  -------------  -----------
Shareholders' interest.................      41,072        7,846        2,077         9,923         21,248        72,243
                                         -----------  -----------  -----------  -------------  -------------  -----------
                                         -----------  -----------  -----------  -------------  -------------  -----------
REPRESENTED BY
Capital shares
  Preference...........................          21            1           --             1             (1)(j)         21
  Ordinary.............................       4,861          502           90(l)         592           244(k)      5,697
Paid-in surplus........................       3,468          858           --           858         (1,333)(l)      2,993
Merger reserve.........................         697           --           --            --         30,810(m)     31,507
Retained earnings......................      32,025        6,485        1,987(m)       8,472        (8,472)(n)     32,025
                                         -----------  -----------  -----------  -------------  -------------  -----------
                                             41,072        7,846        2,077         9,923         21,248        72,243
                                         -----------  -----------  -----------  -------------  -------------  -----------
                                         -----------  -----------  -----------  -------------  -------------  -----------

     THE NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                  INFORMATION
                     ARE AN INTEGRAL PART OF THE STATEMENT.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

NOTE 1--REPLACEMENT COST PROFIT

    Operating profit is a U.K. GAAP measure of trading performance. It excludes profits and losses on the sale or termination of operations and fundamental restructuring costs, interest expense and taxation.

    BP Amoco determines operating profit on a replacement cost basis, which eliminates the effect of inventory holding gains and losses. For the oil and gas industry, the price of crude oil can vary significantly from period to period, hence the value of crude oil (and products) also varies. As a consequence, the amount that would be charged to cost of sales on a FIFO basis of inventory valuation would include the effect of oil price fluctuations on oil and products inventories. BP Amoco therefore charges cost of sales with the average cost of supplies incurred during the period rather than the historical cost of supplies on a FIFO basis. For this purpose, inventories at the beginning and end of the period are valued at the average cost of supplies incurred during the period rather than at their historical cost. These valuations are made quarterly by each business unit, based on local oil and product price indices applicable to their specific inventory holdings, following a methodology that has been consistently applied by BP Amoco for many years. Operating profit on the replacement cost basis is used by BP Amoco management as the primary measure of business unit trading performance, and BP Amoco management believes that this measure assists investors to assess the group's underlying trading performance from period to period.

    Replacement cost is not a U.S. GAAP measure. The major U.S. oil companies apply the LIFO basis of inventory valuation. The LIFO basis is not permitted under U.K. GAAP. The LIFO basis eliminates the effect of price fluctuations on crude oil and product inventory except where an inventory drawdown occurs in a period. BP Amoco management believes that, where inventory volumes remain constant or increase in a period, operating profit on the LIFO basis will not differ materially from operating profit on BP Amoco's replacement cost basis.

    Where an inventory drawdown occurs in a period, cost of sales on a LIFO basis will be charged with the historical cost of the inventory drawn down, whereas BP Amoco's replacement cost basis charges cost of sales at the average cost of supplies for the period. To the extent that the historical cost on the LIFO basis of the inventory drawn down is lower than the current cost of supplies in the period, operating profit on the LIFO basis will be greater than operating profit on BP Amoco's replacement cost basis. To the extent that the historical cost on the LIFO basis of the inventory drawn down is greater than the current cost of supplies in the period, operating profit on the LIFO basis will be lower than operating profit on BP Amoco's replacement cost basis.

    Replacement cost profit before exceptional items excludes profits and losses on the sale or termination of operations and fundamental restructuring costs, which are defined by U.K. GAAP. This is the measure of profit used by the BP Amoco board of directors in setting targets for and monitoring performance within BP Amoco. BP Amoco's management believes this indicator provides the most relevant and useful measure for investors because it most accurately reflects underlying trading performance.

NOTE 2--RECLASSIFICATION

    Reclassifications have been made to the ARCO historical financial information presented under U.S. GAAP to conform to BP Amoco's presentation under U.K. GAAP.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 2--RECLASSIFICATION (CONTINUED)
    For the presentation of ARCO's U.S. GAAP income statement on a U.K. format, the gain on disposition of discontinued operations, net of tax, has been shown as a profit on the sale of businesses.

NOTE 3-- SIGNIFICANT DIFFERENCES BETWEEN ARCO'S ACCOUNTING POLICIES UNDER U.S. GAAP AND BP AMOCO'S ACCOUNTING POLICIES UNDER U.K. GAAP

    ARCO prepares its financial statements in accordance with U.S. GAAP. For purposes of preparing the Unaudited Pro Forma Condensed Consolidated Income Statements and Balance Sheet, the financial statements of ARCO have been restated to conform with BP Amoco accounting policies under U.K. GAAP by giving effect to the adjustments described below.

CONSOLIDATION BASIS

    Under U.S. GAAP, ARCO's interest in a cogeneration facility is proportionately consolidated, whereas under U.K. GAAP the joint venture would be equity accounted.

INVENTORY ACCOUNTING

    ARCO carries inventories at the lower of current market value or cost. Cost is determined under the LIFO method for the majority of inventories of crude oil and petroleum products. The costs of remaining inventories are determined predominantly on an average cost basis.

    BP Amoco carries inventories at the lower of cost or net realizable value. Cost to BP Amoco is determined using the FIFO method. Cost of sales determined on a FIFO basis is adjusted to a replacement cost basis, i.e., to reflect the average cost of supplies incurred during the period, by excluding inventory holding gains and losses.

DEFERRED TAXATION

    Under the U.K. GAAP restricted liability method, deferred taxation is only provided for where timing differences are expected to reverse in the foreseeable future. For U.S. GAAP under the liability method, deferred taxation is provided for temporary differences between the financial reporting basis and the tax basis of assets and liabilities at enacted tax rates.

EXCEPTIONAL ITEMS

    Under U.K. GAAP, certain exceptional items are shown separately on the face of the income statement after operating profit. These items are profits or losses on the sale or closure of businesses and fixed assets and fundamental restructuring charges. Under U.S. GAAP, these items other than for discontinued operations are classified as operating income or expenses.

EQUITY ACCOUNTING

    U.K. GAAP requires the investor's share of operating profit or loss, exceptional items, interest expense and taxation of associated undertakings and joint ventures to be shown separately from those of the group. For U.S. GAAP, the after-tax profits or losses (i.e. operating results after exceptional items, interest expense and taxation) are included in the income statement as a single line item.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 3-- SIGNIFICANT DIFFERENCES BETWEEN ARCO'S ACCOUNTING POLICIES UNDER U.S. GAAP AND BP AMOCO'S ACCOUNTING POLICIES UNDER U.K. GAAP (CONTINUED)
    U.K. GAAP requires the investor's share of the gross assets and gross liabilities of joint ventures to be shown on the face of the balance sheet, whereas under U.S. GAAP the net investment is included as a single line item.

PROVISIONS

    U.K. GAAP requires provisions for decommissioning and environmental liabilities to be determined on a discounted basis if the effect of the time value of money is material.

    Provisions for decommissioning are recognized in full, on a discounted basis, at the commencement of oil and natural gas production. U.K. GAAP also requires the capitalization as a tangible fixed asset and subsequent depreciation of an amount equivalent to the provision.

    The unwinding of the discount, which represents a period-by-period cost, is included within interest expense.

    Under U.S. GAAP (i) environmental liabilities are discounted only where the timing and amounts of payments are fixed and reliably determinable and (ii) provisions for decommissioning are provided for on a unit-of-production basis over field lives.

DEPRECIATION

    BP Amoco depreciates the cost of its interest in the TransAlaska pipeline on a unit-of-throughput basis, whereas ARCO depreciates the cost of its interest on a straight-line basis over the estimated useful life of the pipeline. ARCO's interest in the pipeline has been accounted for in the Unaudited Pro Forma Condensed Consolidated Income Statements and Balance Sheet using the BP Amoco method.

DISCONTINUED OPERATIONS

    ARCO's U.S. chemicals operations and its U.S. and Australian coal operations were classified in its statements as discontinued operations, in accordance with U.S. GAAP. These operations have been disposed of and due to restrictions on the availability of financial information following their disposal it is not possible to adjust these discontinued operations to a U.K. GAAP basis. Consequently, the results of discontinued operations have been eliminated from the U.K. GAAP income statement, which therefore shows information for continuing operations only.

BUSINESS COMBINATIONS

    U.S. GAAP requires the recognition of a deferred tax asset or liability for the tax effects of differences between the assigned values and the tax bases of assets acquired and liabilities assumed in a purchase business combination, whereas under U.K. GAAP no such deferred tax asset or liability is recognized. Under U.S. GAAP the deferred tax asset or liability is amortized over the same period as the assets and liabilities to which it relates.

    U.S. GAAP requires certain reorganization and integration costs to be incurred as part of a purchase business combination to be recognized as liabilities assumed and included in the allocation of

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 3-- SIGNIFICANT DIFFERENCES BETWEEN ARCO'S ACCOUNTING POLICIES UNDER U.S. GAAP AND BP AMOCO'S ACCOUNTING POLICIES UNDER U.K. GAAP (CONTINUED)
the acquisition cost. U.K. GAAP does not permit recognition of these costs as part of the accounting for the business combination.

PENSIONS

    U.S. GAAP requires an additional minimum liability to be shown in the balance sheet if the accumulated benefit obligation exceeds the fair value of pension plan assets. U.K. GAAP does not require recognition of a liability in these circumstances.

INVESTMENTS

    Under U.S. GAAP ARCO has classified its investments in LUKOIL ADRs and the Zhenhai Refining and Chemical Company convertible bonds as available for sale. Consequently they are reported at fair value, with unrealized holding gains and losses, net of tax, reported in accumulated other comprehensive income. If a decline in fair value below cost is "other than temporary" the unrealized loss should be accounted for as a realized loss and charged against income. Under U.K. GAAP these investments are deemed to be long term and carried in the balance sheet at cost, subject to review for impairment.

TREASURY STOCK

    Under U.S. GAAP treasury stock is deducted from shareholders' interest. Under U.K. GAAP stock purchased to meet obligations under employee share schemes is shown in the balance sheet as fixed asset--investments and stock purchased which may be re-issued is deducted from shareholders' interest.

NOTE 4--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO INCOME STATEMENTS

    The adjustments to restate the income statements of ARCO for the three months ended March 31, 1999 and the year ended December 31, 1998 to conform with BP Amoco accounting policies under U.K. GAAP are set out below.

                                                                                                       FOR THE YEAR
                                                                                       FOR THE THREE       ENDED
                                                                                       MONTHS ENDED    DECEMBER 31,
INCREASE (DECREASE) IN CAPTION HEADING                                                MARCH 31, 1999       1998
------------------------------------------------------------------------------------  ---------------  -------------
                                                                                             $               $

                                                                                                (MILLIONS)
Consolidation basis
  Turnover: Joint ventures..........................................................            29             106
  Replacement cost of sales.........................................................           (11)            (53)
  Distribution and administration expenses..........................................            (5)            (16)
  Share of profits of joint ventures................................................            13              37
  Profit for the period.............................................................            --              --

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 4--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO INCOME STATEMENTS (CONTINUED)

                                                                                                       FOR THE YEAR
                                                                                       FOR THE THREE       ENDED
                                                                                       MONTHS ENDED    DECEMBER 31,
INCREASE (DECREASE) IN CAPTION HEADING                                                MARCH 31, 1999       1998
------------------------------------------------------------------------------------  ---------------  -------------
                                                                                             $               $
                                                                                                (MILLIONS)
Inventory accounting
  Inventory holding gains (losses)..................................................           (15)            (57)
  Profit for the period.............................................................           (15)            (57)
Deferred taxation
  Taxation..........................................................................           (11)            322
  Profit for the period.............................................................            11            (322)
Exceptional items
  Other income......................................................................           (14)            (61)
  Profit (loss) on the sale of businesses...........................................            --           1,713
  Profit (loss) on the sale of fixed assets.........................................            14              61
  Taxation..........................................................................            --           1,713
  Profit for the period.............................................................            --              --
Equity accounting
  Other income......................................................................            (8)            (76)
  Share of profits of joint ventures................................................             8              41
  Share of profits of associated undertakings.......................................            12              60
  Interest expense..................................................................             5              16
  Taxation..........................................................................             7               9
  Profit for the period.............................................................            --              --
Provisions
  Replacement cost of sales.........................................................            (8)            (58)
  Interest expense..................................................................            24              59
  Minority shareholders interest....................................................            (2)             (4)
  Profit for the period.............................................................           (14)              3
Depreciation
  Replacement cost of sales.........................................................            (2)             (9)
  Profit for the period.............................................................             2               9
Discontinued operations
  Income from discontinued operations...............................................            --            (179)
  Profit for the period.............................................................            --            (179)
Business combinations
  Replacement cost of sales.........................................................           (29)           (248)
  Taxation..........................................................................            29             344
  Profit for the period.............................................................            --             (96)

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 4--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO INCOME STATEMENTS (CONTINUED) These adjustments may be summarized by caption heading as set out below.

                                                                                                           FOR THE YEAR
                                                                                           FOR THE THREE       ENDED
                                                                                           MONTHS ENDED    DECEMBER 31,
                                                                                          MARCH 31, 1999       1998
                                                                                          ---------------  -------------
                                                                                                 $               $

                                                                                                    (MILLIONS)
(a)        Turnover: Joint ventures
             Consolidation basis........................................................            29             106
                                                                                                   ---          ------
                                                                                                   ---          ------
(b)        Replacement cost of sales
             Consolidation basis........................................................           (11)            (53)
             Provisions.................................................................            (8)            (58)
             Depreciation...............................................................            (2)             (9)
             Business combinations......................................................           (29)           (248)
                                                                                                   ---          ------
                                                                                                   (50)           (368)
                                                                                                   ---          ------
                                                                                                   ---          ------
(c)        Distribution and administration expenses
             Consolidation basis........................................................            (5)            (16)
                                                                                                   ---          ------
                                                                                                   ---          ------
(d)        Other income
             Exceptional items..........................................................           (14)            (61)
             Equity accounting..........................................................            (8)            (76)
                                                                                                   ---          ------
                                                                                                   (22)           (137)
                                                                                                   ---          ------
                                                                                                   ---          ------
(e)        Share of profits of joint ventures
             Consolidation basis........................................................            13              37
             Equity accounting..........................................................             8              41
                                                                                                   ---          ------
                                                                                                    21              78
                                                                                                   ---          ------
                                                                                                   ---          ------
(f)        Share of profits of associated undertakings
             Equity accounting..........................................................            12              60
                                                                                                   ---          ------
                                                                                                   ---          ------
(g)        Profit (loss) on sale of businesses
             Exceptional items..........................................................            --           1,713
                                                                                                   ---          ------
                                                                                                   ---          ------
(h)        Profit (loss) on sale of fixed assets
             Exceptional items..........................................................            14              61
                                                                                                   ---          ------
                                                                                                   ---          ------
(i)        Inventory holding gains (losses)
             Inventory accounting.......................................................           (15)            (57)
                                                                                                   ---          ------
                                                                                                   ---          ------
(j)        Interest expense
             Equity accounting..........................................................             5              16
             Provisions.................................................................            24              59
                                                                                                   ---          ------
                                                                                                    29              75
                                                                                                   ---          ------
                                                                                                   ---          ------

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 4--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO INCOME STATEMENTS (CONTINUED)

                                                                                                           FOR THE YEAR
                                                                                           FOR THE THREE       ENDED
                                                                                           MONTHS ENDED    DECEMBER 31,
                                                                                          MARCH 31, 1999       1998
                                                                                          ---------------  -------------
                                                                                                 $               $
                                                                                                    (MILLIONS)
(k)        Taxation
             Deferred taxation..........................................................           (11)            322
             Exceptional items..........................................................            --           1,713
             Equity accounting..........................................................             7               9
             Business combinations......................................................            29             344
                                                                                                   ---          ------
                                                                                                    25           2,388
                                                                                                   ---          ------
                                                                                                   ---          ------
(l)        Income from discontinued operations
             Discontinued operations....................................................            --            (179)
                                                                                                   ---          ------
                                                                                                   ---          ------
(m)        Minority shareholders' interest
             Provisions.................................................................            (2)             (4)
                                                                                                   ---          ------
                                                                                                   ---          ------

NOTE 5--PRO FORMA ADJUSTMENTS TO THE CONSOLIDATED INCOME STATEMENTS

    The Unaudited Pro Forma Condensed Consolidated Income Statements give effect to the pro forma adjustments set out below.

(a) The depreciation and amortization rates for the fair value adjustments to tangible fixed assets and goodwill are set out below.

    Depreciation: Exploration and Production assets have been depreciated on a unit-of-production basis. Refining and Marketing assets have been depreciated over 20 years (refineries) and 8 years (marketing assets).

    Goodwill: Amortized over a period of 20 years.

(b) The fair value of ARCO long-term debt, including current maturities, has been estimated as $5,385 million based on the quoted market prices for the same or similar issues. The difference between the fair value and the carrying value of this debt ($4,817 million) has been amortized on a straight line basis over the remaining term of the debt and is shown as an adjustment to interest expense.

(c) Minority shareholders' interest

    This represents the share of the other pro forma adjustments attributable to minority shareholders.

(d) Dividend requirements on preference shares

    It is assumed that ARCO preference shares are converted into ARCO common stock prior to the combination and are therefore exchanged into BP Amoco ordinary shares on completion of the merger.

    All the adjustments apart from (d) above will have a continuing effect. The estimated charge for additional depreciation and amortization of goodwill in the first full year following the combination is $2.0 billion.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 5--PRO FORMA ADJUSTMENTS TO THE CONSOLIDATED INCOME STATEMENTS (CONTINUED)

                                                                                           FOR THE THREE   FOR THE YEAR
                                                                                           MONTHS ENDED        ENDED
                                                                                             MARCH 31,     DECEMBER 31,
                                                                                               1999            1998
                                                                                          ---------------  -------------
                                                                                                 $               $
                                                                                                    (MILLIONS)
(a)        Replacement cost of sales
             Depreciation...............................................................           473           1,757
             Goodwill amortization......................................................            22              88
                                                                                                   ---          ------
                                                                                                   495           1,845
                                                                                                   ---          ------
                                                                                                   ---          ------
(b)        Interest expense.............................................................           (14)            (40)
(c)        Minority shareholders' interest..............................................           (21)            (79)
(d)        Dividend requirements on preference shares...................................            --              (2)

    The Unaudited Pro Forma Condensed Consolidated Income Statements do not include adjustments to eliminate transactions between ARCO and BP Amoco, because such amounts are not considered material.

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO BALANCE SHEET

    The adjustments to restate the balance sheet of ARCO at March 31, 1999 to conform with BP Amoco accounting policies under U.K. GAAP are set out below.

INCREASE (DECREASE) IN CAPTION HEADING
-----------------------------------------------------------------------------------------------  AT MARCH 31, 1999
                                                                                                 -----------------
                                                                                                         $
                                                                                                    (MILLIONS)
Consolidation basis
  Tangible assets..............................................................................           (101)
  Fixed assets: Investments--Joint ventures--gross assets......................................            119
  Fixed assets: Investments--Joint ventures--gross liabilities.................................            (33)
  Other receivables
    Within 1 year..............................................................................            (18)
    After more than 1 year.....................................................................             27
  Other creditors..............................................................................             (6)
  Retained earnings............................................................................             --
Inventory accounting
  Inventories..................................................................................            163
  Retained earnings............................................................................            163
Deferred taxation
  Tangible assets..............................................................................            285
  Other creditors..............................................................................            516
  Deferred taxation............................................................................         (1,666)
  Retained earnings............................................................................          1,435

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO BALANCE SHEET (CONTINUED)

INCREASE (DECREASE) IN CAPTION HEADING
-----------------------------------------------------------------------------------------------
                                                                                                 AT MARCH 31, 1999
                                                                                                 -----------------
                                                                                                         $
                                                                                                    (MILLIONS)
Provisions
  Tangible assets..............................................................................            107
  Provisions...................................................................................           (218)
  Minority shareholders' interest..............................................................              9
  Retained earnings............................................................................            316
Depreciation
  Tangible assets..............................................................................             61
  Retained earnings............................................................................             61
Business combinations
  Tangible assets..............................................................................         (1,261)
  Deferred taxation............................................................................         (1,261)
Pensions
  Other receivables falling due after more than 1 year.........................................             77
  Deferred taxation............................................................................             29
  Retained earnings............................................................................             48
Investments
  Fixed assets: Investments--Other.............................................................            (57)
  Current assets: Investments..................................................................             (2)
  Deferred taxation............................................................................            (23)
  Retained earnings............................................................................            (36)
Treasury stock
  Fixed assets: Investments--Other.............................................................             90
  Capital shares--Ordinary.....................................................................             90

    These adjustments may be summarized by caption heading as set out below.

                                                                                                     AT MARCH 31, 1999
                                                                                                     -----------------
                                                                                                             $

                                                                                                        (MILLIONS)
(a)        Tangible assets
             Consolidation basis...................................................................           (101)
             Deferred taxation.....................................................................            285
             Provisions............................................................................            107
             Depreciation..........................................................................             61
             Business combinations.................................................................         (1,261)
                                                                                                            ------
                                                                                                              (909)
                                                                                                            ------
                                                                                                            ------

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO BALANCE SHEET (CONTINUED)

                                                                                                     AT MARCH 31, 1999
                                                                                                     -----------------
                                                                                                             $
                                                                                                        (MILLIONS)
(b)        Fixed assets: Investments--Joint ventures
             Gross assets:
             Consolidation basis...................................................................            119
             Gross liabilities:
             Consolidation basis...................................................................            (33)
                                                                                                            ------
                                                                                                                86
                                                                                                            ------
                                                                                                            ------
(c)        Fixed Assets: Investment--Other
             Investments...........................................................................            (57)
             Treasury stock........................................................................             90
                                                                                                            ------
                                                                                                                33
                                                                                                            ------
                                                                                                            ------
(d)        Inventories
             Inventory accounting..................................................................            163
                                                                                                            ------
                                                                                                            ------
(e)        Other receivables falling due within 1 year
             Consolidation basis...................................................................            (18)
                                                                                                            ------
                                                                                                            ------
(f)        Other receivables falling due after 1 year
             Consolidation basis...................................................................             27
             Pensions..............................................................................             77
                                                                                                            ------
                                                                                                               104
                                                                                                            ------
                                                                                                            ------
(g)        Current assets: Investments
             Investments...........................................................................             (2)
                                                                                                            ------
                                                                                                            ------
(h)        Other creditors
             Consolidation basis...................................................................             (6)
             Deferred taxation.....................................................................            516
                                                                                                            ------
                                                                                                               510
                                                                                                            ------
                                                                                                            ------
(i)        Deferred taxation
             Deferred taxation.....................................................................         (1,666)
             Business combinations.................................................................         (1,261)
             Pensions..............................................................................             29
             Investments...........................................................................            (23)
                                                                                                            ------
                                                                                                            (2,921)
                                                                                                            ------
                                                                                                            ------
(j)        Other provisions
             Provisions............................................................................           (218)
                                                                                                            ------
                                                                                                            ------
(k)        Minority shareholders' interest
             Provisions............................................................................              9
                                                                                                            ------
                                                                                                            ------

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 6--U.K. GAAP ADJUSTMENTS TO HISTORICAL ARCO BALANCE SHEET (CONTINUED)

                                                                                                     AT MARCH 31, 1999
                                                                                                     -----------------
                                                                                                             $
                                                                                                        (MILLIONS)
(l)        Capital shares--Ordinary
             Treasury stock........................................................................             90
                                                                                                            ------
                                                                                                            ------
(m)        Retained earnings
             Inventory.............................................................................            163
             Deferred taxation.....................................................................          1,435
             Provisions............................................................................            316
             Depreciation..........................................................................             61
             Pensions..............................................................................             48
             Investments...........................................................................            (36)
                                                                                                            ------
                                                                                                             1,987
                                                                                                            ------
                                                                                                            ------

NOTE 7--PRO FORMA ADJUSTMENTS TO THE CONSOLIDATED BALANCE SHEET

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the pro forma adjustments set forth below, which include adjustments to reflect the fair values of the assets and liabilities of ARCO under the acquisition method of accounting.

    BP Amoco expects to incur severance and other restructuring costs as a result of the combination. Preliminary estimates indicate that these costs will be approximately $500 million and will be charged to income as and when the criteria for recognition of such costs under U.K. GAAP are met and, accordingly, no amount for these costs has been included in the Unaudited Pro Forma Condensed Consolidated Financial Information. For U.S. GAAP these costs have not been included as part of the fair value adjustments as they do not at this time meet the criteria for recognition. However, it is expected that these costs will meet the U.S. GAAP recognition criteria for the final purchase price allocation.

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet does not include adjustments to eliminate amounts payable and receivable between BP Amoco and ARCO, because such amounts are not considered material.

CONSIDERATION

    ARCO shareholders will be entitled to receive for each share of ARCO common stock held as of the effective time of the merger 4.92 BP Amoco ordinary shares. Such BP Amoco ordinary shares will be delivered in the form of BP Amoco ADSs or, at the election of a holder of ARCO common stock, BP Amoco ordinary shares. The precise number of shares of ARCO common stock to be cancelled and exchanged in the merger cannot be determined until the effective time. For purposes of the pro forma adjustments within the Unaudited Pro Forma Condensed Consolidated Financial Information at March 31, 1999, the number of ARCO shares issued and outstanding on July 9, 1999 (323 million shares) together with the estimated number of additional shares which may be issued in respect of outstanding options and contingent stock and on conversion of ARCO preference stock (16 million shares) have been used, which would result in the issue of approximately 278 million BP Amoco ADSs.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 7--PRO FORMA ADJUSTMENTS TO THE CONSOLIDATED BALANCE SHEET (CONTINUED)
    For the purposes of the Unaudited Pro Forma Condensed Consolidated Financial Information, the cost of acquisition has been determined as follows:

                                                                                          MARCH 31, 1999
                                                                                          --------------
                                                                                                $
                                                                                            (MILLIONS)
Issue of 1,672 million BP Amoco ordinary shares at L12.20 ($18.93) per share............        31,646
Less: expected consideration receivable on issue of shares under option.................           605
                                                                                          --------------
                                                                                                31,041
Merger fees and expenses................................................................            70
                                                                                          --------------
                                                                                                31,111
                                                                                          --------------
                                                                                          --------------

ACCRUALS FOR AMOUNTS RECEIVABLE AND PAYABLE ON THE COMBINATION

    All outstanding ARCO options are assumed to be exercised at the time of the combination. The amount receivable on the exercise of these options is $605 million.

    Stamp Duty Reserve Tax (SDRT) of 1.5% of the value of the BP Amoco ordinary shares underlying the BP Amoco ADSs, at the time the BP Amoco ordinary shares are transferred to the depositary (or its nominee), is payable by BP Amoco on the issue of BP Amoco ADSs. To the extent that ARCO shareholders elect to take BP Amoco ordinary shares (which underlie BP Amoco ADSs) rather than ADSs, BP Amoco will have no SDRT liability for the ordinary shares issued. For the purposes of preparing the pro forma information BP Amoco has assumed that all ARCO common shareholders will take BP Amoco ADSs rather than BP Amoco ordinary shares. The amount of SDRT payable has been estimated as $475 million, using a BP Amoco ordinary share price of L12.20 and applying the Noon Buying Rate of $1.5515 per L1.00 at July 9, 1999.

    The estimated amounts of SDRT ($475 million) and aggregate BP Amoco and ARCO fees and expenses ($155 million) payable have been accrued for purposes of these adjustments. SDRT is a share issue expense and has been charged against the paid-in surplus.

FAIR VALUE ADJUSTMENTS

    The methods and assumptions set out in the following paragraphs were used in estimating the preliminary fair value of the assets and liabilities acquired.

    FINANCE DEBT

    The fair value of ARCO long-term debt, including current maturities, has been estimated based on the quoted market prices for the same or similar issues. The adjustment increases the book value of finance debt by $568 million.

    PENSIONS AND OTHER POSTRETIREMENT BENEFITS

    The fair value adjustments have been derived from the information disclosed in ARCO's Annual Report on Form 10-K for the year ended December 31, 1998. The adjustments for pensions reduce the asset by $233 million. The adjustments for other postretirement benefits reduce the provision by $153 million.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 7--PRO FORMA ADJUSTMENTS TO THE CONSOLIDATED BALANCE SHEET (CONTINUED) TANGIBLE AND INTANGIBLE FIXED ASSETS

    The fair value of the Refining and Marketing tangible assets was estimated by determining the net present value of future cash flows. Goodwill represents the difference between the value of the business and the value of the assets acquired. The goodwill created was $1,761 million. The balance of the consideration given and the liabilities acquired was attributed to Exploration and Production tangible and intangible assets. The increase over carrying value for tangible fixed assets was $19,137 million and for intangible fixed assets was $1,824 million. The fair value of fixed asset investments exceeds their carrying value by $57 million.

    OTHER ASSETS AND LIABILITIES

    The carrying amounts for all other assets and liabilities approximate their fair value.

    MINORITY SHAREHOLDERS' INTEREST

    A part of the fair value adjustment relating to Vastar Resources, Inc. is ascribed to the minority shareholders' interest.

COMBINATION ADJUSTMENTS

    The combination adjustments eliminate the ARCO common stock, ARCO preference shares, paid-in surplus and retained earnings and introduce the nominal value of the BP Amoco ordinary shares to

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 7--PRO FORMA ADJUSTMENTS TO THE CONSOLIDATED BALANCE SHEET (CONTINUED) be issued and the merger reserve which represents the deemed premium arising on the issue of BP Amoco shares.

INCREASE (DECREASE) IN CAPTION HEADING                                                           AT MARCH 31, 1999
-----------------------------------------------------------------------------------------------  -----------------
                                                                                                         $
                                                                                                    (MILLIONS)
Consideration
  Capital shares--Ordinary.....................................................................            836
  Merger reserve...............................................................................         30,810
Accruals for amounts receivable and payable on the combination
  Other receivables falling due within 1 year..................................................            605
  Other creditors..............................................................................            630
  Paid-in surplus..............................................................................           (475)
Fair value adjustments
  Intangible assets............................................................................          3,585
  Tangible assets..............................................................................         19,137
  Fixed assets: Investments--Other.............................................................             57
  Other receivables falling due after 1 year...................................................           (233)
  Other provisions.............................................................................           (153)
  Finance debt.................................................................................            568
  Minority shareholders' interest..............................................................            858
Combination adjustments
  Capital shares
    Preference.................................................................................             (1)
    Ordinary...................................................................................           (592)
  Paid-in surplus..............................................................................           (858)
  Retained earnings............................................................................         (8,472)

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED

NOTE 7--PRO FORMA ADJUSTMENTS TO THE CONSOLIDATED BALANCE SHEET (CONTINUED) These adjustments may be summarized by caption heading as set out below.

                                                                                             AT MARCH 31, 1999
                                                                                            --------------------
                                                                                                $          $

                                                                                                 (MILLIONS)
(a)        Intangible assets
             Fair value adjustments.......................................................                 3,585
(b)        Tangible assets
             Fair value adjustments.......................................................                19,137
(c)        Fixed assets: Investments--Other
             Fair value adjustments.......................................................                    57
(d)        Other receivables falling due within 1 year
             Accruals for amounts receivable and payable on the combination...............                   605
(e)        Other receivables falling due after 1 year
             Fair value adjustments.......................................................                  (233)
(f)        Other creditors
             Accruals for amounts receivable and payable on the combination...............                   630
(g)        Finance debt
             Fair value adjustments.......................................................                   568
(h)        Other provisions
             Fair value adjustments.......................................................                  (153)
(i)        Minority shareholders' interest
             Fair value adjustments.......................................................                   858
(j)        Capital shares--Preference
             Combination adjustments......................................................                    (1)
(k)        Capital shares--Ordinary
             Consideration................................................................        836
           Combination adjustments........................................................       (592)
                                                                                            ---------
                                                                                                             244
(l)        Paid-in surplus
             Accruals for amounts receivable or payable on the combination................       (475)
           Combination adjustments........................................................       (858)
                                                                                            ---------
                                                                                                          (1,333)
(m)        Merger reserve
             Consideration................................................................                30,810
(n)        Retained earnings
             Combination adjustments......................................................                (8,472)

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 8--NET DEBT TO NET DEBT PLUS EQUITY RATIO

    This is calculated as debt ($22,459 million) less cash ($1,060 million) and liquid resources ($866 million) to net debt ($20,533 million) plus equity ($74,410 million). At March 31, 1999, based on the pro forma balance sheet, this gives a ratio of 22%.

NOTE 9--OPERATING COST SAVINGS

    BP Amoco expects to achieve an annual rate of pre-tax cost savings of approximately $1 billion during the second full year of operations of the combined enterprise, through organizational efficiencies, more focused exploration efforts, standardization and simplification of business processes and rationalization of operations. No adjustment has been included in the Unaudited Pro Forma Condensed Consolidated Financial Information for the anticipated benefits of these operating cost savings. There can be no assurance that anticipated cost savings will be achieved in the expected amounts or at the times anticipated.

NOTE 10--SIGNIFICANT DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP

    The Unaudited Pro Forma Condensed Consolidated Financial Information has been prepared in accordance with U.K. GAAP, which differs in certain respects from U.S. GAAP.

    The main differences between U.K. GAAP and U.S. GAAP that are relevant to BP Amoco's Unaudited Pro Forma Condensed Consolidated Financial Information are set out below.

    For U.S. GAAP the cost of acquisition has been determined as follows:

                                                                                MARCH 31, 1999
                                                                                ---------------
                                                                                       $
                                                                                  (MILLIONS)
Issue of 1,672 million BP Amoco ordinary shares at L10.23 ($16.42) per share
 (net of stamp duty reserve tax of $475 million)..............................        26,961
Less: expected consideration receivable on issue of shares under option.......           605
                                                                                      ------
                                                                                      26,356
Stamp duty reserve tax........................................................           475
Merger fees and expenses......................................................            70
                                                                                      ------
                                                                                      26,901
                                                                                      ------
                                                                                      ------

GROUP CONSOLIDATION

    Investments in entities over which BP Amoco does not exercise control (associates and joint ventures) are accounted for by the equity method.

    U.K. GAAP requires the consolidated financial statements to show separately the BP Amoco proportion of operating profit or loss, exceptional items, inventory holding gains or losses, interest expense and taxation of associated undertakings and joint ventures. In addition, the turnover of joint ventures should be disclosed. For U.S. GAAP the after tax profits or losses (i.e., operating results after exceptional items, inventory holding gains or losses, interest expense and taxation) are included in the income statement as a single line item.

    U.K. GAAP requires BP Amoco's share of the gross assets and gross liabilities of joint ventures to be shown on the face of the balance sheet whereas under U.S. GAAP the net investment is included as a single line item.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 10--SIGNIFICANT DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP (CONTINUED) Where BP Amoco conducts activities through a joint arrangement that is not carrying on a trade or business in its own right, BP Amoco accounts for its own assets, liabilities and cash flows of the activity measured according to the terms of the arrangement. For BP Amoco this method of accounting applies to certain oil and natural gas activities and undivided interests in pipelines. U.S. GAAP requires those activities to be accounted for by proportional consolidation, which is equivalent to U.K. GAAP.

INCOME STATEMENT

    The income statement prepared under U.K. GAAP shows sub-totals for replacement cost profit before interest and tax, historical cost profit before interest and tax and profit after taxation. These line items are not recognized under U.S. GAAP.

EXCEPTIONAL ITEMS

    Under U.K. GAAP certain exceptional items are shown separately on the face of the income statement after operating profit. These items are profits or losses on the sale of businesses and fixed assets, merger transaction costs and fundamental restructuring charges. Under U.S. GAAP these items are classified as operating income or expenses.

DEFERRED TAXATION

    Under the U.K. GAAP restricted liability method, deferred taxation is only provided where timing differences are expected to reverse in the foreseeable future. Under U.S. GAAP deferred taxation is provided for temporary differences between the financial reporting basis and the tax basis of BP Amoco assets and liabilities at enacted tax rates.

    U.S. GAAP requires the recognition of a deferred tax asset or liability for the tax effects of differences between the assigned values and the tax bases of assets acquired and liabilities assumed in a purchase business combination, whereas under U.K. GAAP no such deferred tax asset or liability is recognized. Under U.S. GAAP the deferred tax asset or liability is amortized over the same period as the assets and liabilities to which it relates.

    The adjustments for fixed assets, depreciation and deferred taxation arise from the difference between the U.K. GAAP and U.S. GAAP bases for deferred taxation.

ORDINARY SHARES HELD FOR FUTURE AWARDS TO EMPLOYEES

    Under U.K. GAAP BP Amoco shares held by an Employee Share Ownership Plan to meet future requirements of employee share schemes are recorded in the balance sheet as Fixed assets-- investments. Under U.S. GAAP such shares are recorded in the balance sheet as a reduction of shareholders' interest.

SALE AND LEASEBACK OF CHICAGO OFFICE BUILDING AND ONEROUS PROPERTY LEASE

    The sale and leaseback of the Amoco building in Chicago, Illinois is treated as a sale for U.K. GAAP whereas for U.S. GAAP it is treated as a financing transaction.

    A provision was recognized under U.K. GAAP to cover the likely shortfall on rental income from subletting the Chicago office building. As the original sale and leaseback was not treated as a sale for U.S. GAAP the provision has been reversed for U.S. GAAP.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 10--SIGNIFICANT DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP (CONTINUED) DIVIDENDS

    Under U.K. GAAP dividends are recorded in the year in respect of which they are announced or declared by the board of directors to the shareholders. Under U.S. GAAP, dividends are recorded in the period in which dividends are declared.

GAIN ON SALE OF DISCONTINUED OPERATIONS

    The gain on the sale of discontinued operations is included within net income from continuing operations for U.K. GAAP but excluded from net income from continuing operations for U.S. GAAP.

PROVISIONS

    U.K. GAAP requires provisions for decommissioning, environmental liabilites and onerous contracts to be determined on a discounted basis if the effect of the time value of money is material. Under U.S. GAAP (i) environmental liabilities are discounted only where the timing and amounts of payments are fixed and reliably determinable and (ii) provisions for decommissioning are provided on a unit-of-production basis over field lives.

    The adjustments for decommissioning expense, interest expense and decommissioning and environmental provisions arise from the differences between the U.K. and U.S. GAAP bases for determining provisions.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 10--SIGNIFICANT DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP (CONTINUED)

                                                                                      FOR THE THREE  FOR THE YEAR
                                                                                      MONTHS ENDED      ENDED
                                                                                        MARCH 31,    DECEMBER 31,
PROFIT FOR THE PERIOD                                                                     1999           1998
------------------------------------------------------------------------------------  -------------  ------------
                                                                                            $             $

                                                                                      (MILLIONS, EXCEPT PER SHARE
                                                                                           AND ADS AMOUNTS)
Profit (loss) from continuing operations as reported under U.K. GAAP................         (487)         1,308
Adjustments
  Depreciation charge...............................................................          (85)          (357)
  Deferred taxation.................................................................          181            824
  Sale and leaseback of Chicago office building.....................................           --           (211)
  Onerous property leases...........................................................          156             --
  Decommissioning expense...........................................................          (77)          (221)
  Interest expense..................................................................           54            179
  Other.............................................................................            1            (40)
  Gain on disposition of discontinued operations....................................           --           (928)
                                                                                      -------------  ------------
Profit (loss) for the year from continuing operations as adjusted to accord with
  U.S. GAAP.........................................................................         (257)           554
Dividend requirements on preference shares..........................................           --              1
                                                                                      -------------  ------------
Profit (loss) for the period from continuing operations applicable to ordinary
  shares as adjusted to accord with U.S. GAAP.......................................         (257)           553
                                                                                      -------------  ------------
Adjustments
  Profit from discontinued operations...............................................           --            179
  Gain on disposition of discontinued operations....................................           --            928
                                                                                      -------------  ------------
Profit for the period applicable to ordinary shares as adjusted to accord with U.S.
  GAAP..............................................................................         (257)         1,660
                                                                                      -------------  ------------
                                                                                      -------------  ------------

Profit (loss) for the period from continuing operations as adjusted:
Per ordinary share
  Basic.............................................................................        (0.02)          0.05
  Diluted...........................................................................        (0.02)          0.05
                                                                                      -------------  ------------
                                                                                      -------------  ------------

Per ADS
  Basic.............................................................................        (0.12)          0.30
  Diluted...........................................................................        (0.12)          0.30
                                                                                      -------------  ------------
                                                                                      -------------  ------------
Profit (loss) for the period as adjusted:
Per ordinary share
  Basic.............................................................................        (0.02)          0.15
  Diluted...........................................................................        (0.02)          0.15
                                                                                      -------------  ------------
                                                                                      -------------  ------------
Per ADS
  Basic.............................................................................        (0.12)          0.90
  Diluted...........................................................................        (0.12)          0.90
                                                                                      -------------  ------------
                                                                                      -------------  ------------

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL INFORMATION (CONTINUED)

NOTE 10--SIGNIFICANT DIFFERENCES BETWEEN U.K. GAAP AND U.S. GAAP (CONTINUED) BP AMOCO SHAREHOLDERS' INTEREST

                                                                                                 AT MARCH 31, 1999
                                                                                                 -----------------
                                                                                                   ($ MILLIONS)
Shareholders' interest as reported in the consolidated balance sheet...........................           72,243
Adjustments
  Fixed assets.................................................................................            5,031
  Deferred taxation............................................................................          (13,728)
  Ordinary shares held for future awards to employees..........................................             (547)
  Sale and leaseback of Chicago office building................................................             (413)
  Dividend.....................................................................................              970
  Pension liability adjustment.................................................................             (143)
  Onerous property leases......................................................................              156
  Decommissioning and environmental provisions.................................................             (641)
  Other........................................................................................               (9)
                                                                                                 -----------------
Shareholders' interest as adjusted to accord with U.S. GAAP....................................           62,919
                                                                                                 -----------------
                                                                                                 -----------------

NOTE 11--PROFIT PER ORDINARY SHARE ON A U.S. GAAP BASIS

                                                                                 BP AMOCO      ARCO
THREE MONTHS ENDED MARCH 31, 1999                                               HISTORICAL   HISTORICAL  PRO FORMA
------------------------------------------------------------------------------  -----------  ---------  -----------
                                                                                     $           $           $

                                                                                (MILLIONS, EXCEPT PER SHARE AND ADS
                                                                                             AMOUNTS)
Profit (loss) for the period applicable to common (ordinary) shares...........           1         165        (257)
                                                                                -----------  ---------  -----------
                                                                                -----------  ---------  -----------
  Profit (loss) for the period:
    Per common (ordinary) share
      Basic...................................................................        0.00        0.51       (0.02)
      Diluted.................................................................        0.00        0.51       (0.02)
    Per ADS
      Basic...................................................................        0.00                   (0.12)
      Diluted.................................................................        0.00                   (0.12)
Average number of common (ordinary) shares outstanding
  (in millions)
  Basic.......................................................................       9,669         322      11,341
  Assuming dilution...........................................................       9,721         327      11,393
                                                                                -----------  ---------  -----------
                                                                                -----------  ---------  -----------
YEAR ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------
Profit for the year applicable to common (ordinary) shares....................       2,825         450       1,660
                                                                                -----------  ---------  -----------
                                                                                -----------  ---------  -----------
  Profit for the year:
    Per common (ordinary) share
      Basic...................................................................        0.29        1.40        0.15
      Diluted.................................................................        0.29        1.40        0.15
    Per ADS
      Basic...................................................................        1.74                    0.90
      Diluted.................................................................        1.74                    0.90
Profit (loss) for the period on continuing operations applicable to common
  (ordinary) shares...........................................................       2,825        (657)        553
                                                                                -----------  ---------  -----------
                                                                                -----------  ---------  -----------
  Profit (loss) for the year:
    Per common (ordinary) share
      Basic...................................................................        0.29       (2.05)       0.05
      Diluted.................................................................        0.29       (2.05)       0.05
    Per ADS
      Basic...................................................................        1.74                    0.30
      Diluted.................................................................        1.74                    0.30
Average number of common (ordinary) shares outstanding
  (in millions)
  Basic.......................................................................       9,596         321      11,268
  Assuming dilution...........................................................       9,638         321      11,310
                                                                                -----------  ---------  -----------
                                                                                -----------  ---------  -----------

                    DESCRIPTION OF BP AMOCO ORDINARY SHARES

    The following information is a summary of material terms of the BP Amoco ordinary shares as specified in the BP Amoco articles of association as presently in effect and taking into account the amendments to the articles of association proposed to be adopted at the extraordinary general meeting of BP Amoco.

    If you receive BP Amoco ADSs in exchange for ARCO common stock in the merger, the deposit agreement between BP Amoco, Morgan Guaranty Trust Company of New York and all BP Amoco ADS holders will govern your rights as a holder of BP Amoco ADSs. See "Description of BP Amoco American Depositary Shares." You should be aware that these rights are different in some respects from the rights of a holder of BP Amoco ordinary shares.

    All of the existing issued BP Amoco ordinary shares are fully paid. BP Amoco ordinary shares are represented in certificated form and also in uncertificated form under "CREST." CREST is an electronic settlement system in the U.K. which enables BP Amoco ordinary shares to be evidenced and transferred electronically without use of a physical certificate.

DIVIDENDS

    If recommended by the directors of BP Amoco, BP Amoco shareholders may, by ordinary resolution, declare final dividends but no such dividend may be declared in excess of the amount recommended by the directors. The directors may also pay interim dividends without obtaining shareholder approval. No dividend may be paid other than out of profits available for distribution under the U.K. Companies Act. Dividends on BP Amoco ordinary shares are payable only after payment of dividends on BP Amoco preference shares. For further discussion, see "Comparison of Rights of ARCO Shareholders and BP Amoco Shareholders--Sources and Payment of Dividends."

    At least until December 31, 2003, BP Amoco will announce dividends for BP Amoco ordinary shares in U.S. dollars and state an equivalent pounds sterling dividend. Dividends on BP Amoco ordinary shares will be paid in pounds sterling and on BP Amoco ADSs in U.S. dollars.

    On April 6, 1999, BP Amoco implemented its dividend reinvestment program under which holders of BP Amoco ordinary shares may reinvest the dividends receivable to purchase BP Amoco ordinary shares.

VOTING RIGHTS

    The current articles of association of BP Amoco provide that ordinary resolutions at a shareholders' meeting may be decided on a show of hands, where each shareholder who is present at the meeting in person or whose duly appointed proxy is present in person will have one vote, regardless of the number of shares held, unless a poll is requested or demanded. BP Amoco has proposed amendments to its articles of association for approval at the BP Amoco extraordinary general meeting to provide that voting on ordinary resolutions at a shareholders' meeting will be decided on a poll other than resolutions of a procedural nature, which may be decided on a show of hands. If voting is on a poll, every shareholder who is present in person or by proxy has two votes for every L5 in nominal amount of the BP Amoco preference shares held, and one vote for every BP Amoco ordinary share held. Special and extraordinary resolutions at a shareholders' meeting will be decided on a poll. Shareholders do not have cumulative voting rights. See "Comparison of Rights of ARCO Shareholders and BP Amoco Shareholders--Meetings of Shareholders."

    An extraordinary resolution at a separate class meeting of BP Amoco ordinary shareholders, requiring an affirmative vote of at least 75% of the votes cast in person or by proxy, is necessary under the BP Amoco articles of association in respect of any proposal to vary the rights of such ordinary shareholders.

    Holders of record of BP Amoco ordinary shares may appoint a proxy, including a beneficial owner of those shares, to attend, speak and vote on their behalf at any shareholders' meeting.

    Record holders of BP Amoco ADSs also are entitled to attend, speak and vote, at any shareholders' meeting of BP Amoco by the depositary's appointment of them as proxies in respect of the BP Amoco ordinary shares represented by their BP Amoco ADSs. Each such proxy may also appoint a proxy. Alternatively, holders of BP Amoco ADSs are entitled to vote by supplying their voting instructions to the depositary, who will vote the BP Amoco ordinary shares represented by their BP Amoco ADSs in accordance with their instructions. See "Description of BP Amoco American Depositary Shares--Voting Rights."

SHAREHOLDERS' MEETINGS AND NOTICES

    Shareholders must provide BP Amoco with an address in the U.K. in order to be entitled to receive notices of shareholders' meetings. In certain circumstances, BP Amoco may give notices to shareholders by advertisement in U.K. newspapers. Holders of BP Amoco ADSs are entitled to receive notices under the terms of the deposit agreement relating to BP Amoco ADSs. See "Description of BP Amoco American Depositary Shares--Voting Rights."

    Under the BP Amoco articles of association, the annual general meeting of shareholders will be held within 15 months after the preceding annual general meeting and at a time and place determined by the directors.

LIQUIDATION RIGHTS

    In the event of the liquidation of BP Amoco, after payment of all liabilities and applicable deductions under U.K. laws, the holders of BP Amoco preference shares would be entitled to the sum of (1) the capital paid up on such shares plus, (2) accrued and unpaid dividends and (3) a premium equal to the higher of (a) 10% of the capital paid up on the BP Amoco preference shares and (b) the excess of the average market price over par value of such shares on the London Stock Exchange during the previous six months. The remaining assets would be divided among the holders of BP Amoco shares in order of priority, including holders of BP Amoco ordinary shares.

PREEMPTIVE RIGHTS AND NEW ISSUES OF SHARES

    Under Section 80 of the U.K. Companies Act, the directors are, with certain exceptions, unable to allot relevant securities without the authority of the shareholders in a general meeting. Relevant securities as defined in the U.K. Companies Act include BP Amoco ordinary shares or securities convertible into BP Amoco ordinary shares. In addition, Section 89 of the U.K. Companies Act imposes further restrictions on the issue of equity securities (as defined in the U.K. Companies Act, which would include BP Amoco ordinary shares or securities convertible into BP Amoco ordinary shares) which are, or are to be, paid up wholly in cash and not first offered to existing shareholders in proportion to their existing shareholdings. Holders of BP Amoco ADSs would, acting through the depositary, be entitled to participate in any such preemptive offer.

    BP Amoco's articles of association allow shareholders to authorize directors for a period of up to five years, to issue (1) relevant securities generally up to an amount fixed by the shareholders and (2) equity securities for cash other than in connection with a rights issue. In accordance with institutional investor guidelines, the amount of relevant securities to be fixed by shareholders is normally restricted to one-third of the existing issued ordinary share capital, and the amount of equity securities that may be issued for cash other than in connection with a rights issue, is restricted to 5% of the existing issued ordinary share capital. At the BP Amoco annual general meeting on April 15, 1999, these amounts were fixed at $1,158,000,000 and $242,000,000, respectively.

    The authority referred to above granted to the directors at the annual general meeting on April 15, 1999, expires at the earlier of BP Amoco's next annual general meeting or July 14, 2000. At the BP Amoco extraordinary general meeting, the shareholders of BP Amoco will be asked to increase the amount of relevant securities which can be allotted by the directors to $1,885,000,000 and the amount of equity securities that may be issued for cash other than in connection with a rights issue to $280,000,000.

DISCLOSURE OF INTERESTS IN SHARES

    The U.K. Companies Act gives BP Amoco the power to require persons whom it believes to have, or to have acquired within the previous three years, an interest in its voting shares, to disclose certain information with respect to those interests. Failure to supply the information required may lead to disenfranchisement of the relevant shares and a prohibition on their transfer and receipt of dividends and other payments in respect of those shares. In this context the term "interest" is widely defined and will generally include an interest of any kind whatsoever in voting shares, including any interest of a holder of BP Amoco ADSs. See "Comparison of Rights of ARCO Shareholders and BP Amoco Shareholders--Disclosure of Interests in Shares."

CHANGES IN CAPITAL

    The BP Amoco shareholders may pass an ordinary resolution to do any of the following:

    - consolidate, or consolidate and then divide, all or any of BP Amoco's share capital into new shares of larger nominal amounts than its existing shares;

    - cancel any shares which have not, at the date of the relevant resolution, been subscribed or agreed to be subscribed by any person and reduce the amount of BP Amoco's authorized share capital by the amount of the shares so canceled;

    - divide some or all of BP Amoco's shares into shares of a smaller amount;
      and

    - increase BP Amoco's share capital.

    BP Amoco will also be able to:

    - with the authority of shareholders by ordinary or special resolution, depending on the circumstances relating to the purchase, purchase its own shares; and

    - by special resolution and, where required by the U.K. Companies Act, with the sanction of the court, reduce its share capital, any capital redemption reserve, share premium account or any other undistributable reserve.

TRANSFER OF SHARES

    Except as described in this paragraph, the BP Amoco articles of association do not restrict the transferability of BP Amoco ordinary shares. BP Amoco ordinary shares may be transferred by an instrument in any usual form or in any other form acceptable to the directors. The directors may refuse to register a transfer:

    - if it is of shares which are not fully paid;

    - if it is not stamped and duly presented for registration, together with the share certificate and evidence of title as the directors reasonably require;

    - if it is in respect of more than one class of share;

    - if it is in favor of more than four persons jointly; or

    - in certain circumstances, if the holder has failed to provide the required particulars to the investigating power referred to under "--Disclosure of Interests in Shares" above.

    BP Amoco may not refuse to register transfers of BP Amoco ordinary shares if it would prevent dealings in the shares on the London Stock Exchange from taking place on an open and proper basis. The registration of transfers may be suspended at any time and for any period the directors may determine. The register of shareholders may not be closed for more than 30 days in any year.

LIABILITY OF DIRECTORS AND OFFICERS

    See "Comparison of Rights of ARCO Shareholders and BP Amoco
Shareholders--Liability of Directors and Officers" for a discussion of the inability of an English company to exempt directors and officers from certain liabilities.

REGISTRAR

    The registrar for BP Amoco ordinary shares after the combination will be Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, England.

               DESCRIPTION OF BP AMOCO AMERICAN DEPOSITARY SHARES

GENERAL

    Morgan Guaranty Trust Company of New York, as depositary, will issue BP Amoco American depositary shares, or ADSs, to holders of ARCO common stock in certificated or book-entry form upon the completion of the combination of ARCO and BP Amoco, unless such holders elect to receive BP Amoco ordinary shares. For more details about the mechanics of this exchange in connection with the combination, see "The Merger Agreement--Exchange of ARCO Common Stock for BP Amoco ADSs or BP Amoco Ordinary Shares." Each ADS will represent ownership in six BP Amoco ordinary shares which BP Amoco will deposit with the custodian, currently the London office of Morgan Guaranty Trust Company of New York. Your ADSs will be evidenced by BP Amoco American depositary receipts, or ADRs, which may be issued in either certificated or book-entry form.

    Because the depositary will be the actual legal owner of the underlying ordinary shares, you will generally exercise your rights as a shareholder through it, although you will have the right to attend, speak and vote at the shareholder meetings as the depositary's proxy, as described below.

    You may hold ADSs either directly or indirectly through your broker or financial institution. If you hold ADSs directly, you are an ADS holder. This description assumes you hold your ADSs directly. If you hold the ADSs indirectly, you must rely on the procedures of your broker or financial institution to assert the rights of ADS holders described in this section. You should consult with your broker or financial institution to find out what these procedures are.

    The following is a summary of the material terms of the BP Amoco ADSs as issued in connection with the combination. It is derived from the amended and restated deposit agreement, dated as of December 31, 1998 and as amended from time to time, among BP Amoco, Amoco, the depositary and holders from time to time of BP Amoco ADSs. Because it is a summary, it does not contain all the information that may be important to you. For more complete information you should read the entire deposit agreement and the BP Amoco ADR. Copies of the deposit agreement, the BP Amoco ADR and the BP Amoco articles of association are available for inspection at the office of the depositary located at 60 Wall Street, New York, New York, 10260. You may also obtain a copy of any of these documents from the SEC. See "Summary--Where You Can Find More Information."

SHARE DIVIDENDS AND OTHER DISTRIBUTIONS

    HOW WILL I RECEIVE DIVIDENDS AND OTHER DISTRIBUTIONS ON THE SHARES?

    The depositary will pay to you the cash dividends or other distributions it or the custodian receives on ordinary shares or any other deposited securities, after deducting any applicable fees and expenses. You will receive these distributions in proportion to the number of ordinary shares represented by your ADSs.

    - CASH. Before making a distribution of any cash dividend or distribution BP Amoco pays on the shares, the depositary will deduct any withholding taxes that must be paid under applicable laws, except those taxes and charges which are to be paid by BP Amoco. See "Material Tax Consequences--United Kingdom Tax Consequences of Owning BP Amoco Ordinary Shares and BP Amoco ADSs," and "--Payment of Taxes." The depositary will distribute only whole U.S. dollars and cents and will hold any fractional amounts not distributed which shall be added to future cash distributions.

      To the extent BP Amoco pays a dividend or distribution on ordinary shares or any other deposited securities, in a currency other than dollars, the depositary will, as promptly as practicable after payment, convert such dividend or distribution into U.S. dollars, if it determines that the conversion can be made on a reasonable basis.

    - ORDINARY SHARES. The depositary will distribute new ADSs, evidenced by additional ADRs, representing any ordinary shares BP Amoco distributes as a dividend or free distribution, if BP Amoco requests it to make this distribution. Otherwise the depositary has the option not to distribute new ADSs. If the depositary does not distribute additional cash or ADSs, each existing ADS will also represent the proportion of new ordinary shares it would have received upon the distribution. The depositary will only distribute whole ADSs. It may sell shares which would require it to issue a fractional ADS and distribute the net proceeds to the holders entitled to those shares.

    - RIGHTS TO RECEIVE ADDITIONAL ORDINARY SHARES. If BP Amoco offers holders of ordinary shares any rights, including rights to subscribe for additional ordinary shares, the depositary may follow a procedure agreed with BP Amoco to make these rights available to you. If the depositary determines that it is not legal or not feasible to make these rights available to you, the depositary may sell the rights and allocate the net proceeds to ADS holders' accounts.

      If the depositary makes rights available to you, upon instruction from you it will exercise the rights and purchase the ordinary shares on your behalf. The depositary will then deposit the ordinary shares and issue ADSs to you. It will only exercise rights if you pay it the exercise price and any charges the rights require you to pay.

      The depositary will not offer you rights unless those rights and the ordinary shares to which the rights relate are either exempt from registration or have been registered under the Securities Act of 1933 with respect to a distribution to you. BP Amoco will have no obligation to register under the Securities Act those rights or the ordinary shares to which they relate.

    - OTHER DISTRIBUTIONS. The depositary shall send to you anything else BP Amoco distributes on ordinary shares or any other deposited securities in proportion to your ADS holding by any means the depositary thinks is equitable and practical. If it cannot make a proportionate distribution, the depositary may adopt any method of distribution it deems equitable and practicable including selling what BP Amoco distributed--for example by public or private sale-- and distributing the net proceeds, in the same way as it does with cash. This paragraph does not apply to any ordinary shares or other securities which the depositary or custodian may receive in connection with a change in par value, split, consolidation or reclassification of ordinary shares or other deposited securities. Nor does it apply to the receipt of securities in connection with a recapitalization, merger, consolidation or sale of assets. For more information about what happens in those situations, see "--Reclassifications, Recapitalizations and Mergers" below.

      If the distribution of a foreign currency is not possible on a reasonable basis, or if any approval from any government is needed and cannot be obtained, the deposit agreement allows the depositary to distribute the foreign currency only to those ADS holders to whom it is possible to do so or to hold the foreign currency it cannot convert or distribute for the account of the ADS holders who have not been paid. It will not invest the foreign currency and it will not be liable for any interest.

    BP Amoco will have no obligation to take any other action to permit the distribution of ADSs, ordinary shares, rights or anything else to ADS holders.

VOTING RIGHTS

    HOW DO I VOTE?

    If you are an ADS holder on a record date fixed by the depositary, you may attend, speak and vote at BP Amoco shareholder meetings of holders of the ordinary shares represented by your ADSs. To the extent practicable, the depositary shall make the record date the same as the record date for the ordinary shares.

    The depositary will enable you to attend, speak and vote at a meeting by appointing you its proxy for the ordinary shares underlying your ADSs. If you do not wish to attend a meeting, you may appoint the depositary or another person as your substitute proxy to attend, speak and vote on your behalf. The depositary will only vote as you instruct. It will not vote on your behalf at all if you do not give any instructions. The depositary will not vote insofar as doing so is unpracticable or in contradiction of applicable law, the BP Amoco articles of association or the deposit agreement.

    If you hold BP Amoco ADSs through a brokerage account or otherwise in "street name," you will not be entitled to attend or speak at a meeting, but you will be able to vote your ADSs by instructing the depositary.

    The depositary will notify you of the upcoming meeting and arrange to deliver certain materials to you. The materials will:

    - describe the meeting time, place and the matters to be voted on; and

    - explain how you may instruct the depositary to vote the ordinary shares or other deposited securities, if any, underlying your ADSs as you direct if you choose to appoint the depositary as your substitute proxy, or how you may appoint a different substitute proxy.

DEPOSIT AND WITHDRAWAL OF ORDINARY SHARES

    HOW DO I DEPOSIT ORDINARY SHARES?

    If you hold BP Amoco ordinary shares, you may have them deposited with the custodian and hold ADSs instead. Your ordinary shares will be held by the custodian for the account and to the order of the depositary.

    To the extent you are requested to do so by the custodian for the depositary, you must deliver to it the following:

    - certificates or other instruments of title for the ordinary shares to be deposited, properly endorsed and in a form satisfactory to the custodian;

    - a written order directing the depositary to issue to you, or upon your written order, ADRs evidencing the number of ADSs which will represent the number of ordinary shares deposited;

    - any required payments;

    - an instrument which provides for the prompt transfer to the custodian of any dividend, right to subscribe for additional ordinary shares or right to receive other property--or, in lieu of such a transfer instrument, an agreement of indemnity; and

    - any other required documents.

    The custodian will then, at the earliest practicable date, present the BP Amoco ordinary shares for registration of transfer into the name of the custodian, or its nominee, and notify the depositary that the registration occurred. The deposit of the ordinary shares will be done at your cost and expense.

    Once the depositary receives notice of the deposit, it shall issue to you ADRs evidencing the number of ADSs to which you are entitled. The ADRs will be issued in book-entry form, unless you specifically request ADRs in certificated form.

    You may deposit your BP Amoco ordinary shares directly with the depositary for the purpose of having them forwarded to the custodian, but you will incur a charge and delivery will be at your risk.

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    HOW DO I CANCEL MY ADSS AND OBTAIN SHARES?

    You may submit a written request to withdraw ordinary shares and turn in your certified ADRs, if any, with the depositary. The depositary will deliver the ordinary shares to you in registered form only. You have the right to cancel your ADSs and withdraw the underlying ordinary shares in registered form at any time except:

    - due to delays caused by the temporary closing of the transfer books,

    - when you owe money for the payment of fees, taxes and similar charges, or

    - when it is necessary to prohibit withdrawals to comply with any laws or governmental regulations relating to BP Amoco ADSs or ordinary shares.

FEES AND EXPENSES

                                   FOR                                          ADS HOLDERS MUST PAY:
           ----------------------------------------------------  ----------------------------------------------------

-          Each issuance of an ADS, including as a result of a   $5.00 (or less) per 100 ADSs
           distribution of shares or rights or other property

-          Each cancellation of an ADS, including if the         $5.00 (or less) per 100 ADSs
           deposit agreement terminates

-          Transfer and registration of ordinary shares on BP    Registration or transfer fees
           Amoco's share register from your name to the name of
           the depositary or its agent or vice versa when you
           deposit or withdraw shares

-          Conversion of foreign currency to U.S. dollars        Expenses of the depositary

-          Cable, telex and facsimile transmission expenses      Expenses of the depositary
           incurred at your request

-          As necessary                                          Certain taxes and governmental charges the
                                                                 depositary or the custodian has to pay on any ADS or
                                                                 ordinary share underlying an ADS, for example, stock
                                                                 transfer taxes, stamp duty reserve tax or
                                                                 withholding taxes

    NO TAXES OR CHARGES WILL BE PAYABLE BY ARCO SHAREHOLDERS OR BY HOLDERS OF OUTSTANDING ARCO STOCK OPTIONS IN CONNECTION WITH THEIR RECEIPT OF BP AMOCO ADSS PURSUANT TO THE MERGER AGREEMENT.

PAYMENT OF TAXES

    The depositary may deduct the amount of any taxes owed from any payments to you. It may also restrict the transfer of your ADSs or restrict the withdrawal of your underlying ordinary shares or other deposited securities until you pay any taxes owed on your ADSs or underlying securities. It may also sell deposited securities to pay any taxes owed. You will remain liable if the proceeds of the sale are not enough to pay the taxes.

    See also the previous section "--Fees and Expenses" in relation to your liability for taxes which the depositary or custodian has to pay.

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
ACTIONS BY ADS HOLDERS

    HOW MAY I ASSERT MY RIGHTS AS A BP AMOCO SHAREHOLDER?

    Upon written request to the depositary, you may exercise the rights of a member of BP Amoco in respect of the BP Amoco ordinary shares or other deposited property represented by your BP Amoco ADSs. Guaranty Nominees Limited, the depositary's current nominee, will only take action to the extent it is practicable and not restricted by any law, regulation, stock exchange requirement or the BP Amoco articles of association. With respect to rights other than those set forth above under "--Voting Rights," Guaranty Nominees will only take action to the extent that you indemnify it and provide security in the form of a bond. Any action taken by Guaranty Nominees will be for your sole benefit, and at your cost and expense.

    In order to become ordinary shareholders and enforce such rights directly, holders of BP Amoco ADSs will be required to withdraw from the depositary at least six of the BP Amoco ordinary shares underlying their BP Amoco ADSs.

LIMITATIONS ON LIABILITY AND OBLIGATIONS TO ADS HOLDERS

    The deposit agreement expressly limits the obligations of BP Amoco and the depositary. It also limits their liability. Pursuant to the deposit agreement, BP Amoco and the depositary:

    - are obligated only to take the actions specifically set forth in the deposit agreement without negligence or bad faith;

    - are not liable if either of them is prevented or delayed by law, any provision of the BP Amoco articles of association or circumstances beyond their control from performing their obligations under the deposit agreement;

    - are not liable if either of them exercises, or fails to exercise, any discretion permitted under the agreement;

    - have no obligation to become involved in a lawsuit or proceeding related to the BP Amoco ADSs or the deposit agreement on your behalf or on behalf of any other party unless they are indemnified to their satisfaction;

    - may rely upon any advice of or information from any legal counsel, accountants, any person depositing ordinary shares, any ADS holder or any other person whom they believe in good faith is competent to give them that advice or information;

    - may rely and shall be protected in acting upon any written notice or other document believed by them to be genuine; and

    - shall not be responsible for any failure to carry out any instructions to vote any of the ordinary shares.

    In the deposit agreement, BP Amoco and the depositary agree to indemnify each other under specified circumstances.

REQUIREMENTS FOR DEPOSITARY ACTIONS

    Before the depositary will issue or register the transfer of an ADS, make a distribution on an ADS, or permit withdrawal of ordinary shares, BP Amoco or the depositary may require:

    - payment of taxes, including stamp duty reserve and stock transfer taxes or other governmental charges, and transfer or registration fees charged by third parties for the transfer of any shares or other deposited securities, as well as the fees and expenses of the depositary;

    - production of satisfactory proof of the identity, residence and citizenship of the person presenting ordinary shares for deposit or ADSs upon withdrawal, and of the genuineness of any signature or other information they deem necessary; and

    - compliance with regulations the depositary may establish with BP Amoco which are consistent with the deposit agreement, including presentation of transfer documents.

RECLASSIFICATIONS, RECAPITALIZATIONS AND MERGERS

    If BP Amoco:

    - changes the par value of, splits, cancels, consolidates or otherwise reclassifies any of the BP Amoco ordinary shares or other deposited securities; or

    - recapitalizes, reorganizes, merges, consolidates, sells its assets, or takes any similar action, then:

       (1) The cash, ordinary shares or other securities received by the depositary automatically will become new deposited securities under the deposit agreement, and each ADS will represent its equal share of the new deposited securities unless additional BP Amoco ADSs are delivered as in the case of a stock dividend; and

       (2) The depositary will, if BP Amoco asks it to, issue new ADSs or ask you to surrender your outstanding ADSs in exchange for new ADSs identifying the new deposited securities.

DISCLOSURE OF INTERESTS IN SHARES

    The obligation of a holder of BP Amoco ordinary shares and other persons with an interest in the shares to disclose information to BP Amoco under English law also applies to you and any other persons with an interest in the ADSs. The consequences for failure to comply with these provisions will be the same for you and any other persons with an interest as for a holder of BP Amoco ordinary shares. See "Description of BP Amoco Ordinary Shares--Disclosure of Interests in Shares" and "Comparison of Rights of ARCO shareholders and BP Amoco shareholders--Disclosure of Interests in Shares."

AMENDMENT AND TERMINATION

    HOW MAY THE DEPOSIT AGREEMENT BE AMENDED?

    BP Amoco may agree with the depositary to amend the deposit agreement and the BP Amoco ADRs without your consent for any reason. If the amendment adds or increases fees or charges, except for taxes and governmental charges, or prejudices an important right of ADS holders, it will only become effective 30 days after the depositary notifies you of the amendment. AT THE TIME AN AMENDMENT BECOMES EFFECTIVE, YOU ARE CONSIDERED, BY CONTINUING TO HOLD YOUR ADS, TO AGREE TO THE AMENDMENT AND TO BE BOUND BY THE AGREEMENT AS AMENDED. HOWEVER, NO AMENDMENT WILL IMPAIR YOUR RIGHT TO RECEIVE THE DEPOSITED SECURITIES IN EXCHANGE FOR YOUR ADSS.

    HOW MAY THE DEPOSIT AGREEMENT BE TERMINATED?

    The depositary will terminate the deposit agreement if BP Amoco asks it to do so, in which case it must notify you at least 30 days before termination. The depositary may also terminate the agreement after notifying you if the depositary informs BP Amoco that it would like to resign and BP Amoco does not appoint a new depositary bank within 90 days. In this event, you have certain rights which are set forth in the deposit agreement.

                   COMPARISON OF RIGHTS OF ARCO SHAREHOLDERS
                           AND BP AMOCO SHAREHOLDERS

    As a result of the combination, holders of ARCO common stock will receive BP Amoco ADSs, each representing six BP Amoco ordinary shares or, at the election of the holder, BP Amoco ordinary shares. BP Amoco is a company incorporated under the laws of England and Wales. The following is a summary comparison of material differences between the rights of an ARCO shareholder and a BP Amoco shareholder arising from the differences between the corporate laws of Delaware and of England and Wales, the governing instruments of the two companies, and the securities laws and regulations governing the two companies. This summary assumes that all the changes to BP Amoco's articles of association that are proposed at the BP Amoco extraordinary general meeting are approved by BP Amoco shareholders. However, it is not a complete description of the laws of Delaware or of England and Wales, the other rules or laws referred to in this summary, the ARCO certificate of incorporation, the ARCO by-laws or the BP Amoco memorandum and articles of association. You may obtain a copy of any of these documents from the SEC. See "Summary--Where You Can Find More Information." You are encouraged to obtain and read these documents.

    You should refer to "Description of BP Amoco American Depositary Shares" and the documents referred to in that section for a description of the BP Amoco ADSs and a discussion of the ways in which the rights of holders of BP Amoco ADSs may differ from those of holders of BP Amoco ordinary shares.

VOTING RIGHTS

    Under Delaware law, each shareholder is entitled to one vote for each share of capital stock held by the shareholder unless the certificate of incorporation provides otherwise. The ARCO certificate of incorporation:

    - does not alter the voting rights of holders of ARCO common stock, and

    - provides that each holder of $3.00 preference stock will have the right to sixteen votes for each share held and each holder of $2.80 preference stock will have the right to four votes for each share held, after adjustments in voting rights based on a 1997 stock dividend.

    The presence, in person or by proxy, of shares representing a majority of the votes entitled to be cast at any ARCO shareholders meeting constitutes a quorum for the conduct of business.

    As noted above under "The Merger Agreement--Treatment of ARCO Preference Stock," shares of ARCO preference stock outstanding immediately prior to the merger will continue after the merger to be voting securities of ARCO, which will then be a subsidiary of BP Amoco. The higher voting power of a share of ARCO preference stock relative to that of ARCO common stock will continue unchanged, but BP Amoco will own directly or indirectly all of the ARCO common stock. The special voting rights of ARCO preference stock are described below under "--Stock Class Rights."

    Under English law, a shareholder entitled to vote at a shareholders' meeting is entitled to one vote on a show of hands regardless of the number of shares he or she holds. In BP Amoco's articles of association, on a poll, an ordinary shareholder has one vote for each share held and a preference shareholder has two votes for every five shares held.

    Under English law, ordinary resolutions must be approved on a show of hands by at least a majority of the shareholders present in person, or by proxy if the articles of association so permit, and voting at the meeting or on a poll by holders of at least a majority of the votes cast at the meeting. Both special and extraordinary resolutions require the affirmative vote of at least 75% of the votes cast at the meeting to be approved.

    The current BP Amoco articles of association provide that:

    - special and extraordinary resolutions will be conducted on a poll;

    - ordinary resolutions will be conducted on a show of hands, unless a poll is demanded by:

       (1) the chairman of the meeting;

       (2) at least five shareholders present in person or by proxy that have the right to vote at the meeting;

       (3) any shareholder or shareholders representing at least 10% of the voting rights of all shareholders that have the right to vote at the meeting; or

       (4) any shareholder or shareholders holding shares that have voting rights at the meeting on which the aggregate sum paid on its or their shares is equal to at least 10% of the total sum paid on those shares having these voting rights at the meeting; and

    - proxies of shareholders will be entitled to attend, speak and vote at a shareholders' meeting on both a show of hands and on a poll.

    If amended as proposed at the BP Amoco extraordinary general meeting, the BP Amoco articles of association will provide that all resolutions, including ordinary resolutions, shall be conducted on a poll, except for resolutions of a procedural nature, such as the appointment of a chairman, adjournment of a meeting or amendment of a resolution, which may still be voted on a show of hands.

    For a description of the voting rights of a BP Amoco ADS holder, see "Description of BP Amoco American Depositary Shares--Voting Rights."

    Under English law, two shareholders present in person constitute a quorum for the purposes of a shareholders' meeting, unless the company's articles of association specify otherwise. The BP Amoco articles of association specify that five shareholders present in person or by proxy and entitled to vote constitute a quorum for a shareholders' meeting, except in specified circumstances.

    Cumulative voting is not recognized under English law.

SHAREHOLDER PROPOSALS AND SHAREHOLDER NOMINATIONS OF DIRECTORS

    Under the ARCO by-laws, any shareholder may bring business before an annual meeting, including nominations to the board of directors, if the shareholder gives timely notice, in writing and in proper form, of the shareholder's intention to bring the business before the meeting. To be timely, a shareholder's notice must be received at ARCO's principal executive offices 120 days in advance of the annual meeting. In addition, SEC rules allow precatory resolutions to be included in management's proxy statement for annual meetings of shareholders if, among other conditions required to be met, advance notice is given to the corporation.

    Under English law, shareholders may demand that a resolution be voted on at a shareholders' meeting if the demand is made by:

    - shareholders holding at least 5% of the voting rights of all shareholders having a right to vote on the resolution at that shareholders' meeting; or

    - at least 100 shareholders holding shares on which there has been paid up an average sum, per shareholder, of at least L100.

    The shareholders must deposit the demand at the company's registered office at least six weeks before the shareholders' meeting to which the demand relates, other than in certain limited circumstances when a notice of a resolution is not required, where the demand may be deposited up to one week before the meeting.

    In general, resolutions to appoint directors must be put to shareholders on the basis of one resolution for each nominated director. A resolution including more than one director may be presented to be voted upon at a shareholders' meeting only if the shareholders have first unanimously approved doing so.

SOURCES AND PAYMENT OF DIVIDENDS

    Under Delaware law, the board of directors, subject to any restrictions in the corporation's certificate of incorporation, may declare and pay dividends out of (1) surplus of the corporation, which is defined as net assets less statutory capital, or (2) if no surplus exists, out of the net profits of the corporation for the year in which the dividend is declared and/or the preceding year. If, however, the capital of the corporation has been diminished to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets, the board may not declare and pay dividends out of the corporation's net profits until the deficiency in the capital has been repaired.

    The ARCO certificate of incorporation contains no provisions restricting dividends on ARCO common stock, except that holders of ARCO preferred stock and preference stock have preferences over the holders of ARCO common stock with respect to dividends and distributions upon liquidation.

    Subject to the prior rights of holders of its preferred shares, an English company may pay dividends on its ordinary shares only out of its distributable profits, defined as accumulated, realized profits less accumulated, realized losses, and not out of share capital, which includes the amount standing to the share premium account, defined as the excess of the aggregate consideration for the issue of shares over the aggregate nominal amount of such shares. Amounts credited to the share premium account may be used, among other things, to pay up unissued shares which may then be distributed to shareholders in proportion to their holdings.

    In addition, under English law, BP Amoco will not be permitted to make a distribution at any time if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves.

    BP Amoco's board has the power under the BP Amoco articles of association to announce and pay dividends. BP Amoco has historically paid four dividends per year.

RIGHTS OF PURCHASE AND REDEMPTION

    Under Delaware law, any corporation may purchase or redeem its own shares, except that it may not purchase or redeem these shares if the capital of the corporation is impaired at the time or would become impaired as a result of the redemption. The ARCO certificate of incorporation requires the approval of at least 66 2/3% of the combined voting power of the capital stock of ARCO for ARCO's repurchase of capital stock or capital stock rights from a significant shareholder at a premium to the fair market value of the stock or rights.

    Under English law, a company may issue redeemable shares if authorized by its articles of association subject to the conditions stated therein. The BP Amoco articles of association permit the issue of redeemable shares.

    An English company may purchase its own shares, including any redeemable shares, if the purchase:

    - is authorized by its articles of association; and either

    - in the case of an open-market purchase, the purchase has been previously authorized by an ordinary resolution of its shareholders; or

    - in all other cases, the purchase has been approved by a special resolution of its shareholders.

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
    An English company may redeem or repurchase shares only if the shares are fully paid and, in the case of public companies, only out of distributable profits or the proceeds of a new issue of shares issued for the purpose of the repurchase or redemption.

    The London Stock Exchange requires that where a company has issued shares which are listed on the London Stock Exchange and are convertible into a class of shares to be repurchased, the holders of the convertible shares must first pass an extraordinary resolution approving any repurchase at a separate class meeting.

    The London Stock Exchange requires that purchases within a 12-month period of 15% or more of any class of a company's share capital must be made through either a tender or partial offer to all shareholders of that class on the same terms and at a stated maximum or fixed price.

    Purchases within a 12-month period below the 15% threshold may be made through:

    - the open market provided that the price is not more than 5% above the average of the middle market quotations of the relevant shares taken from the daily official list of the London Stock Exchange for the five trading days before the purchase date; or

    - an off-market purchase negotiated with one or more shareholders.

MEETINGS OF SHAREHOLDERS

    ANNUAL OR GENERAL MEETINGS

    The ARCO by-laws provide that all meetings of shareholders are to be held at any place designated by the ARCO board, or if no designation is made, at the principal executive office of ARCO. A Delaware corporation is required to hold an annual meeting of shareholders.

    Under the BP Amoco articles of association, all shareholders' meetings are to be held in England at a time and place determined by the directors. An English company is required to hold a meeting of shareholders at least once in every 15 months. See "Description of BP Amoco Ordinary Shares-- Shareholders' Meetings and Notices."

    SPECIAL MEETINGS

    Delaware law provides that special meetings of shareholders may be called by

    - the board of directors, or

    - any person or persons authorized by the corporation's certificate of incorporation or by-laws.

    The ARCO by-laws provide that special meetings of shareholders may be called only by

    - the chairman of the ARCO board of directors,

    - the president of ARCO, or

    - by resolution approved by a majority of the ARCO board.

    Under English law, an extraordinary general meeting of shareholders may be called by:

    - the board of directors, or

    - shareholders holding at least 10% of the paid-up capital of the company carrying voting rights at shareholders' meetings.

    NOTICE

    The ARCO by-laws provide that the Secretary must mail notice of the meeting at least 10 days and not more than 60 days prior to the meeting to shareholders entitled to receive notice of an annual or special meeting.

    Under English law, the notice requirements for an ordinary resolution, an extraordinary resolution and a special resolution to be proposed at an extraordinary general meeting are as follows:

    - ordinary resolution--14 clear days' notice;

    - extraordinary resolution--14 clear days' notice; and

    - special resolution--21 clear days' notice.

    When an ordinary resolution, an extraordinary resolution or a special resolution is to be proposed at an annual general meeting, the minimum notice requirement is 21 clear days. When an ordinary resolution to remove a director is proposed, the minimum notice requirement is 28 clear days. See
"--Removal of Directors."

    "Clear days' notice" means calendar days and excludes the date of mailing, the date of receipt of such notice, and the date of the meeting itself.

    BP Amoco's articles of association provides that documents sent by mail are considered received 24 hours after mailing or, where second class mail is used, 48 hours after mailing.

    "Extraordinary resolutions" are relatively unusual and are confined to certain matters out of the ordinary course of business such as a proposal to wind up the affairs of the company.

    "Special resolutions" are required for some matters by BP Amoco's articles of association and the U.K. Companies Act, including proposals to:

    - change the name of the company;

    - alter its capital structure;

    - permit the company to issue new shares for cash without applying the shareholders' preemptive rights;

    - amend the company's objects (or purpose) clause in its memorandum of association; or

    - amend the company's articles of association.

    All other proposals relating to the ordinary course of the company's business, such as the election and removal of directors and transactions such as mergers, acquisitions and disposals, would be the subject of an "ordinary resolution."

APPRAISAL RIGHTS

    Delaware law generally provides shareholders of a corporation involved in a merger the right to demand and receive payment of the fair value of their stock. Appraisal rights are not available, however, to holders of shares:

    - listed on a national securities exchange;

    - designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers, Inc.; or

    - held of record by more than 2,000 shareholders;

    UNLESS the holders are required to accept in the merger anything other than any combination of

    - shares of stock or depositary receipts of the surviving corporation in the merger;

    - shares of stock or depositary receipts of another corporation that, at the effective date of the merger, will be

       (1) listed on a national securities exchange,

       (2) designated as a national market system security on an interdealer quotation system operated by the National Association of Securities Dealers, Inc., or

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       (3) held of record by more than 2,000 holders; or

    - cash instead of fractional shares of the stock or depositary receipts received.

    While English law does not generally provide for appraisal rights, a shareholder may apply to a court and the court may specify terms for the acquisition that it considers appropriate as described under "--Shareholders' Votes on Certain Transactions" below.

PREEMPTIVE RIGHTS

    Under Delaware law, a shareholder is not entitled to preemptive rights to subscribe for additional issuances of stock or any security convertible into stock unless they are specifically granted in the certificate of incorporation. The ARCO certificate of incorporation does not provide for preemptive rights.

    Under English law, the issue for cash of:

    - equity securities, which are securities that have the right to participate in dividends or capital beyond a specified amount; or

    - rights to subscribe for or convert into equity securities,

must be offered first to the existing equity shareholders in proportion to the respective nominal values of their holdings, unless a special resolution has been passed to the contrary by shareholders in a general meeting.

    At its annual general meeting each year, BP Amoco proposes, as is the custom of many English companies listed on the London Stock Exchange, a resolution to authorize the BP Amoco board to allot up to a specified amount of share capital, generally 5% of issued share capital, without being subject to these preemptive rights. The resolutions to be proposed to the BP Amoco shareholders at the extraordinary general meeting on September 1, 1999, authorize the board to allot equity securities with a nominal value of approximately 5% of the expected issued share capital of BP Amoco following the combination, without being subject to preemptive rights.

AMENDMENT OF GOVERNING INSTRUMENTS

    Under Delaware law, unless the certificate of incorporation requires a greater vote, an amendment to the certificate of incorporation requires

    - the recommendation of the board of directors,

    - the affirmative vote of a majority of the outstanding stock entitled to vote thereon, and

    - the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class.

    Under the ARCO certificate of incorporation, approval of the holders of shares representing at least 66 2/3% of the combined voting power of the capital stock of ARCO entitled to vote is required to amend or repeal any of the articles of the ARCO certificate of incorporation or by-laws relating to:

    - the number and terms of directors of the corporation,

    - the classification of the ARCO board,

    - filling vacancies on the board,

    - indemnification of directors, officers and employees,

    - limitation of the liability of directors,

    - the prohibition on shareholder action by written consent,

    - amendment of the ARCO by-laws, or

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    - the prohibition of "greenmail," which is generally the repurchase of capital stock or capital stock rights from a significant shareholder at more than the fair market value of the stock or rights.

    Under Delaware law, shareholders have the power to adopt, amend or repeal by-laws, but the certificate of incorporation may give those powers to the directors of the corporation as well. The ARCO certificate of incorporation and by-laws provide that the board of directors is authorized to make, amend or repeal the by-laws, without any action on the part of the shareholders.

    In addition to any other vote required by law, the shareholders may make, amend or repeal the by-laws by the affirmative vote of the holders representing at least 66 2/3% of the combined voting power of the outstanding shares of capital stock entitled to vote.

    Under English law, shareholders have the power to amend the objects or purpose clause in a company's memorandum of association and any provisions of its articles of association, by special resolution, subject to, in the case of amendments to the objects clause of the memorandum of association, the right of dissenting shareholders holding at least 15% in aggregate of the nominal value of the company's issued share capital (or any class of it) to apply to the courts to cancel the amendments. The board of directors is not authorized to change a company's memorandum of association or articles of association.

    Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to such class and the nature of the amendments, also require approval by extraordinary resolution of the classes affected in separate class meetings. See "--Stock Class Rights."

PREFERRED STOCK AND PREFERENCE STOCK

    The ARCO certificate of incorporation authorizes the issuance of $3.00 preference stock and $2.80 preference stock, which entitle the holders to a fixed cumulative dividend of $3.00 per share and $2.80 per share, respectively.

    Holders of preference stock are entitled to priority on the payment of dividends. If ARCO fails to pay, or declare and set apart for payment, dividends on all outstanding shares of $3.00 preference stock or $2.80 preference stock in an amount equal to six quarterly dividends at the applicable rates, then the number of directors of ARCO will be increased by two directors, for each class of preference stock then having dividend arrearages. At the next annual shareholders' meeting and at each subsequent annual meeting until all dividends payable have been paid or declared and set apart for payment, in full, the holders of $3.00 preference stock or $2.80 preference stock, as the case may be, will have the right, voting as a class, to elect such two additional directors.

    In the event of a liquidation of ARCO, each share of $3.00 preference stock or $2.80 preference stock is entitled to receive from the assets of ARCO, prior to any payment to holders of ARCO common stock or any class of stock ranking junior as to assets to the preference stock,

    (1) the stated liquidation amount, which is $80.00 for the $3.00 preference stock and $70.00 for the $2.80 preference stock, plus

    (2) accrued and unpaid dividends thereon, to the date of payment of the liquidation amount.

    In the event that ARCO has insufficient assets to pay the liquidation amounts for the preference stocks in full, all shares of preference stock would participate ratably in the distribution of assets in proportion to the full amounts to which they were respectively entitled.

    At the option of the holder, shares of preference stock are currently convertible into ARCO common stock at the rate of 13.6 shares of common stock for each share of $3.00 preference stock and at the rate of 4.8 shares of common stock for each share of $2.80 preference stock, subject to adjustment. Following the merger, ARCO may redeem outstanding $3.00 preference stock and $2.80 preference stock for $82 and $70 per share, respectively, plus any accrued dividends.

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    The ARCO certificate of incorporation also authorizes the ARCO board of directors to provide for the issuance of one or more series of preferred stock. To date, ARCO has not issued any preferred stock.

    The BP Amoco articles of association specify two types of preference shares that have been or may be issued with rights which entitle the holders, among other things, to a fixed cumulative preferential dividend. As of July 9, 1999, 7,232,838 8% cumulative preference shares and 5,473,414 9% cumulative preference shares of BP Amoco were outstanding.

    In the event of the liquidation of BP Amoco, after payment of all liabilities and applicable deductions under U.K. laws, the holders of the BP Amoco preference shares would be entitled to a sum equal to the capital paid up on such shares (all issued BP Amoco preference shares are fully paid up to the nominal value of L1) plus an amount in respect of accrued and unpaid dividends and a premium equal to the higher of (1) 10% of the capital paid up on the BP Amoco preference shares or (2) the excess of the average market price over the nominal value of such shares on the London Stock Exchange during the previous six months. The remaining assets would be divided among the holders of BP Amoco shares in order of priority, including holders of BP Amoco ordinary shares.

STOCK CLASS RIGHTS

    Delaware law provides that the holders of shares of a class shall be entitled to vote as a class upon a proposed amendment if the amendment will:

    - increase or decrease the authorized shares of the class;

    - increase or decrease the par value of the shares of the class; or

    - alter or change the powers, preferences or special rights of the shares of the class so as to affect them adversely.

    Except as required by law or as specifically provided in the certificate of incorporation, the holders of $3.00 preference stock, $2.80 preference stock and ARCO common stock vote together as one class. Under Delaware law, any change to the rights of holders of the ARCO common stock or any series of preferred or preference stock would require an amendment to the ARCO certificate of incorporation. ARCO's certificate of incorporation provides that the affirmative vote of the holders of at least two-thirds of the then outstanding $3.00 preference stock or two-thirds of the then outstanding $2.80 preference stock, as applicable, is required:

    - to change, in any material respect adverse to the holders thereof, the preferences, qualifications, privileges, limitations, restrictions, or other special or relative rights granted to or imposed upon the shares of such class of preference stock; or

    - to create or increase the authorized number of shares of any class of stock ranking as to dividends or assets prior to the class of preference stock;

    ARCO's certificate of incorporation provides that the affirmative vote of the holders of a majority of the then outstanding $3.00 preference stock or a majority of the then outstanding $2.80 preference stock, as applicable, is required:

    - to create any class of stock ranking as to dividends or assets on a parity with the preference stock or increase the authorized number of shares of the preference stock or of any class of stock ranking as to dividends or assets on a parity with it;

    - to sell, lease or convey (not including a mortgage) all or substantially all of the property or business of ARCO; or

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    - to become a party to a merger or consolidation unless the surviving corporation will have no stock either authorized or outstanding (except such stock of ARCO as may have been authorized or outstanding immediately before the merger or consolidation or such stock of the surviving corporation as may be issued upon conversion thereof or in exchange therefor) ranking as to dividends or assets prior to or on a parity with the preference stock or the stock of the surviving corporation issued upon conversion thereof or in exchange therefor.

    The BP Amoco articles of association provide that:

    - the rights attached to any class of shares may only be varied by an extraordinary resolution passed at a separate class meeting of the holders of the relevant class of shares;

    - the quorum for the separate class meeting is persons holding or representing by proxy one-tenth of the issued shares of one class (in respect of the BP Amoco preference shares) and one-third of the issued shares of any other class of share; and

    - a poll may be demanded at a separate class meeting by not less than five shareholders present in person or by proxy and entitled to vote.

SHAREHOLDERS' VOTES ON CERTAIN TRANSACTIONS

    Generally, under Delaware law, unless the certificate of incorporation provides for the vote of a larger portion of the stock, completion of a merger, consolidation, or the sale, lease or exchange of all or substantially all of a corporation's assets or dissolution requires

    - the approval of the board of directors; and

    - approval by the vote of the holders of a majority of the outstanding stock or, if the certificate of incorporation provides for more or less than one vote per share, a majority of the votes of the outstanding stock of a corporation entitled to vote on the matter.

    The ARCO certificate of incorporation does not require the affirmative vote of a larger proportion than a majority of the holders of ARCO voting stock for a merger or consolidation, except as described above under "--Stock Class Rights."

    Under the rules of the NYSE, the issuance of additional shares of common stock of a listed company involving directors, officers, substantial security holders or other affiliates of the company, involving a change in control or totaling 20% or more of the outstanding shares of common stock of the company require the approval of the holders of a majority of the shares voting on the transaction. Other transactions do not require shareholder approval under the NYSE rules.

    Under the rules of the London Stock Exchange, shareholder approval:

    - is usually required for an acquisition or disposition by a listed company, if, by applying certain tests, the size of the company or business to be acquired or disposed of represents 25% or more of the size of the listed company; and

    - may also be required for an acquisition or disposal of assets between a listed company and certain parties, including:

       (1) directors of the company or of any members of its group;

       (2) holders of shares entitled to exercise at least 10% of the votes generally able to be cast at shareholders' meetings of the company or of any member of its group; or

       (3) any of their associates, which include: (1) in relation to an individual, a person's spouse or children, a trustee of any trust of which that person is a beneficiary, any company over which that person exercises 30% of the votes, and (2) in relation to a company, any

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           company in which it holds or controls a majority of the voting rights, has the right to appoint or remove the majority of directors, or over which it has a dominant influence.

    The U.K. Companies Act provides for schemes of arrangement, which are arrangements or compromises between a company and any class of its shareholders or its creditors and are used for certain types of reconstructions, amalgamations, capital reorganizations or takeovers. These arrangements require:

    - the approval at a special meeting convened by order of a U.K. court of a majority in number of shareholders or creditors representing at least 75% in value of the capital held by or debt owed to the class of shareholders or class of creditors present and voting, either in person or by proxy; and

    - the approval of the court.

    Once approved and sanctioned, all creditors or shareholders of the relevant class are bound by the terms of the scheme and a dissenting shareholder would have no rights comparable to appraisal rights provided under Delaware law.

    The U.K. Companies Act also provides that where a takeover offer is made for the shares of a U.K. company and, within four months of the date of the offer, the offeror has acquired or contracted to acquire at least 90% in value of the shares of any class to which the offer relates, the offeror may, within two months of reaching the 90% level, by notice require shareholders who do not accept the offer to transfer their shares on the terms of the offer. A dissenting shareholder may object to the transfer or its proposed terms by applying to the court within six weeks of the date on which such notice of transfer was given. In the absence of fraud or oppression, the court is unlikely to order that the acquisition not take effect, but it may specify terms of the transfer that it finds appropriate. A minority shareholder is also entitled in these circumstances, in the alternative, to require the offeror to acquire his or her shares on the terms of the offer.

RIGHTS OF INSPECTION

    Delaware law allows any shareholder the right:

    - to inspect the corporation's stock ledger, a list of its shareholders, and its other books and records, and

    - to make copies or extracts of those materials during normal business hours, provided that the shareholder makes a written request under oath stating the purpose of his inspection, and the inspection is for a purpose reasonably related to the person's interest as a shareholder.

    Except when closed under the provisions of the U.K. Companies Act, the register and index of names of shareholders of an English company may be inspected during business hours:

    - for free, by its shareholders including, in the case of BP Amoco, holders of BP Amoco ADSs; and

    - for a fee, by any other person,

In both cases, the documents may be copied for a fee.

    The shareholders of an English public company may, without charge, during business hours, also inspect:

    - the minutes of meetings of the shareholders and obtain copies of the minutes on payment of a fee; and

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    - service contracts of the company's directors, if the contracts have more than 12 months unexpired or require more than 12 months' notice to terminate.

    Rights of inspection during business hours mean that the company must make the register, index or document available for inspection for not less than two hours during the period between 9:00 a.m. and 5:00 p.m. on each business day. The rules of the London Stock Exchange require the service contracts of directors, whether or not they have more than 12 months unexpired or require more than 12 months' notice to terminate, to be open for inspection during normal business hours and each business day at certain times for periods longer than two hours.

    In addition, the published annual accounts of a public company are required to be available for shareholders at a shareholders' meeting and a shareholder is entitled to a copy of the accounts. The shareholders of BP Amoco have no rights to inspect its accounting records or the minutes of meetings of its directors.

STANDARD OF CONDUCT FOR DIRECTORS

    Neither Delaware law nor the ARCO certificate of incorporation and by-laws contain any specific provisions setting forth the standard of conduct of a director. The scope of the fiduciary duties of the ARCO board is therefore determined by the courts of the State of Delaware. In general, directors have a duty to act in good faith, on a fully-informed basis and with loyalty to the Corporation and the shareholders.

    Under English law, a director has a fiduciary duty to act in a company's best interest. This duty includes the obligations:

    - not to create an actual or potential conflict between his duty to his company and duties to any other person or his personal interests; and

    - to exercise his powers only in accordance with the memorandum and articles of association of the company and for the purpose for which they were given.

    In addition, a director must exercise reasonable care and skill. The precise scope of this duty is unclear, but the test appears to be both subjective (that is, was the director's conduct that of a reasonably diligent person who has the knowledge and experience of the director?) and objective (that is, was the director's conduct that of a reasonably diligent person having the knowledge and experience that a director should have?).

    Various duties are also imposed upon directors of a company under English law in that they are required to disclose certain information, e.g., personal interests in contracts with the company, to the company.

CLASSIFICATION OF THE BOARD OF DIRECTORS

    Delaware law permits the certificate of incorporation or a shareholder-adopted by-law to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. The ARCO certificate of incorporation and by-laws do not provide for a classified board.

    While English law permits a company to provide for terms of different length for its directors, the articles of association of BP Amoco do not provide for any such differentiation. The BP Amoco articles of association provide that all directors who have been in office for three years or more since they were elected or re-elected shall retire from office. Retiring directors are immediately eligible for re-election.

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REMOVAL OF DIRECTORS

    Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the shares entitled to vote at an election of directors, or such larger proportion of the voting power as may be provided in the certificate of incorporation, except that:

    - members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and

    - directors may not be removed in certain situations in the case of a corporation having cumulative voting.

    Under the U.K. Companies Act, shareholders may generally remove a director without cause by ordinary resolution irrespective of the provisions of the articles of association of the company or of any service contract the director has with the company, provided that 28 clear days' notice of the resolution is given to the company.

VACANCIES ON THE BOARD OF DIRECTORS

    Under Delaware law, unless otherwise provided in the certificate of incorporation or the by-laws, vacancies on a board of directors and newly created directorships resulting from an increase in the number of directors may be filled by a majority of the directors in office. However, if the holders of any specific class of stock are entitled to elect directors, vacancies and newly created directorships of the class may only be filled by a majority of the directors elected by the class. The ARCO certificate of incorporation provides that, subject to the rights of any class of preferred or preference shareholders, any vacancies on the ARCO board or newly created directorships will be filled only by the affirmative vote of a majority of the remaining directors in office, even if less than a quorum. The ARCO certificate of incorporation also provides that any directors so chosen to fill a vacancy or newly created directorship will serve for the remainder of the full term of the relevant directorship.

    The ARCO by-laws provide that the ARCO board of directors may fix the number of directors from time to time, subject to the right of the holders of preference stock to elect additional directors in the event of dividend arrearages, as described above in "--Preferred Stock and Preference Stock."

    Under English law, shareholders may, by ordinary resolution at a meeting at which any director retires, appoint a person who is willing to be a director:

    - to fill a vacancy; or

    - as an additional director, subject to any maximum provided in the company's articles of association.

    The board of directors has the power to appoint a director to serve until the next following shareholders' meeting, whereupon the director concerned is required to retire but will be immediately eligible for election.

    The BP Amoco articles of association provide that there shall not be less than three directors and not more than 22.

LIABILITY OF DIRECTORS AND OFFICERS

    Delaware law permits a corporation's certificate of incorporation to include a provision eliminating or limiting the personal liability of a director to the corporation and its shareholders for damages arising from a breach of fiduciary duty as a director. However, no provision can limit the liability of a director for

    - any breach of his duty of loyalty to the corporation or its shareholders;

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    - acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

    - intentional or negligent payment of unlawful dividends or stock purchases or redemptions; or

    - any transaction from which he derives an improper personal benefit.

    The ARCO certificate of incorporation provides that, to the fullest extent permitted by Delaware law, a director of ARCO will not be liable to ARCO or its shareholders for money damages for breach of fiduciary duty as a director.

    English law does not permit a company to exempt any director or officer of the company or any person employed by the company as an auditor from any liability arising from negligence, default, breach of duty or breach of trust in relation to the company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Delaware law provides that a corporation may indemnify any officer or director who is made a party to any third party suit or proceeding on account of being a director, officer, employee or agent of the corporation against expenses, including attorney's fees, judgments, fines and amounts paid in settlement reasonably incurred by him in connection with the action, through, among other things, a majority vote of a quorum consisting of directors who were not parties to the suit or proceeding if the officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and in a criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

    The ARCO by-laws provide that ARCO will indemnify its current and former directors and officers to the fullest extent permitted by law and that the indemnification will include the right to receive advance payment of any expenses incurred in connection with any proceeding.

    The ARCO by-laws also provide that ARCO will be required to indemnify a person in connection with a proceeding initiated by the person only if the proceeding was authorized by the board of directors.

    ARCO maintains directors' and officers' insurance for its directors and officers.

    English law does not permit a company to indemnify a director or an officer of the company or any person employed by the company as auditor against any liability arising from negligence, default, breach of duty or breach of trust against the company, except that indemnification is allowed for liabilities incurred in proceedings in which:

    - judgment is entered in favor of the director, officer or auditor or the director, officer or auditor is acquitted; or

    - the director, officer or auditor is held liable, but the court finds that he acted honestly and reasonably and that relief should be granted.

    The U.K. Companies Act enables companies to purchase and maintain insurance for directors, officers and auditors against any liability arising from negligence, default, breach of duty or breach of trust against the company.

    BP Amoco maintains directors' and officers' liability insurance for its directors and officers.

SHAREHOLDERS' SUITS

    Under Delaware law, a shareholder may initiate a derivative action to enforce a right of a corporation if the corporation fails to enforce the right itself. The complaint must

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    - state that the plaintiff was a shareholder at the time of the transaction of which the plaintiff complains or that the plaintiff's shares thereafter devolved on the plaintiff by operation of law, and

    - either allege with particularity the efforts made by the plaintiff to obtain the action the plaintiff desires from the directors, or state the reasons for the plaintiff's failure to obtain the action or for not making the effort.

    Additionally, the plaintiff must remain a shareholder through the duration of the derivative suit. The action will not be dismissed or compromised without the approval of the Delaware Court of Chancery.

    While English law only permits a shareholder to institute a lawsuit on behalf of the company in certain limited circumstances, the U.K. Companies Act permits a shareholder whose name is on the register of shareholders of the company, including U.S. persons, to apply for a court order:

    - if the company's affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some of the shareholders, including the shareholder making the claim; or

    - when any actual or proposed act or omission of the company is or would be so prejudicial.

    A court has wide discretion in granting relief and may authorize civil proceedings to be brought in the name of the company by a shareholder on such terms that the court directs. Except in these limited circumstances, English law does not generally permit class action lawsuits by shareholders on behalf of the company or on behalf of other shareholders.

    In order to become a shareholder and enforce such rights under English law, holders of BP Amoco ADSs will be required to withdraw from the depositary at least six of the BP Amoco ordinary shares underlying their BP Amoco ADSs. See "Description of BP Amoco American Depositary Shares--Deposit and Withdrawal of Ordinary Shares" for information about how to withdraw BP Amoco ordinary shares.

LIMITATIONS ON ENFORCEABILITY OF CIVIL LIABILITIES UNDER U.S. FEDERAL SECURITIES
  LAWS

    ABILITY TO BRING SUITS, ENFORCE JUDGMENTS AND ENFORCE U.S. LAW

    BP Amoco is an English company located in the U.K. Many of the directors and officers of BP Amoco are residents of the U.K. and not the U.S. As a result, U.S. investors may find it difficult in a lawsuit based on the civil liability provisions of the U.S. federal securities laws to:

    - effect service within the U.S. upon BP Amoco and the directors and officers of BP Amoco located outside the U.S.,

    - enforce in U.S. courts or outside the U.S. judgments obtained against those persons in U.S. courts,

    - enforce in U.S. courts judgments obtained against those persons in courts in jurisdictions outside the U.S., and

    - enforce against those persons in the U.K., whether in original actions or in actions for the enforcement of judgments of U.S. courts, civil liabilities based solely upon the U.S. federal securities laws.

    Individual shareholders of an English company, including U.S. persons, have the right under English law to bring lawsuits on behalf of the company in which they are a shareholder, and on their own behalf against the company, in certain limited circumstances. Except in limited circumstances, English law does not permit class action lawsuits by shareholders. See "--Shareholders' Suits" above for more information.

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    "SHORT SWING" PROFITS

    Directors and officers of ARCO are governed by rules under the Securities Exchange Act that may require directors and officers to forfeit to ARCO any "short swing" profits realized from purchases and sales, as determined under the Securities Exchange Act and the rules thereunder, of ARCO securities over short periods.

    Directors and officers of BP Amoco are not subject to the Securities Exchange Act's "short swing" profit rules because BP Amoco is a foreign private issuer. However, directors of BP Amoco will be subject to applicable U.K. legislation prohibiting insider dealing. In addition, the directors will have to comply with the Model Code of the London Stock Exchange, which provides that the considerations taken into account by directors when deciding whether or not to deal in shares of the company of which they are a director must not be of a short-term nature. The Model Code also places additional restrictions on trading during certain periods, including prior to announcement of a company's results.

CERTAIN PROVISIONS RELATING TO SHARE ACQUISITIONS

    Section 203 of the Delaware General Corporation Law prohibits "business combinations," including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an "interested stockholder" who beneficially owns 15% or more of a corporation's voting stock, within three years after the person or entity becomes an interested stockholder, unless:

    - the transaction that will cause the person to become an interested stockholder is approved by the board of directors of the target prior to the transaction,

    - after completion of the transaction in which the person becomes an interested stockholder, the interested stockholder holds at least 85% of the voting stock of the corporation not including (a) shares held by directors who are also officers and (b) shares held by certain employee benefit plans or

    - after the person becomes an interested stockholder, the business combination is approved by the board and holders of at least 66 2/3% of the outstanding voting stock, excluding shares held by the interested stockholder.

    The merger of BP Amoco and ARCO is not governed by the limitations set forth in Section 203. The ARCO board has approved the merger agreement and each of the transactions contemplated thereby.

    In the case of a company listed on the London Stock Exchange, shareholder approval must be obtained for certain acquisitions or disposals of assets involving directors or substantial shareholders or their associates. In addition, takeovers of public companies are regulated by the City Code which is:

    - a set of non-statutory rules not enforceable at law; and

    - administered by the Takeover Panel, a body comprising representatives of City of London financial and professional institutions which oversees the conduct of takeovers.

The City Code provides that when:

    - any person acquires, whether by a series of transactions over a period of time or not, shares which, together with shares held or acquired by persons acting in concert with him, represent 30% or more of the voting rights of a public company; or

    - any person, together with persons acting in concert with him, holds at least 30% but not more than 50% of the voting rights and such person, or any person acting in concert with him, acquires any additional shares, the person must generally make an offer for all of the equity shares of the company, whether voting or non-voting, and any class of voting non-equity shares of the company held by such person or any person acting in concert with him, for cash, or accompanied by a cash alternative, at not less than the highest price paid by the person or any person acting in concert with such person for the relevant shares during the 12 months preceding the date of the offer period.

ANTI-TAKEOVER MEASURES

    In general, directors of a Delaware corporation have a duty to act in good faith, on a fully informed basis and with loyalty to the corporation and the shareholders.

    A Delaware court will generally apply a policy of judicial deference to board of director decisions to adopt anti-takeover measures in the face of a potential takeover where the directors are able to show that:

    - they had reasonable grounds for believing that there was a danger to corporate policy and effectiveness from an acquisition proposal, and

    - the board action taken was reasonable in relation to the threat posed.

    Under English law, directors of a company have a fiduciary duty to take only those actions which are in the interests of the company. Generally speaking, anti-takeover measures are not actions which fall within this category.

    Under the City Code, a company is generally prohibited from taking certain actions without the approval of its shareholders at a shareholders' meeting if:

    - a BONA FIDE offer has been communicated to its board of directors; or

    - its board of directors has reason to believe that a BONA FIDE offer might be imminent,

    when such action could effectively result in the offer being frustrated or in the shareholders being denied an opportunity to decide on the takeover offer on its merits.

DISCLOSURE OF INTERESTS IN SHARES

    Acquirors of ARCO common stock are subject to disclosure requirements under
Section 13(d)(1) of the Securities Exchange Act and Rule 13d-1 thereunder, which provide that any person who becomes the beneficial owner of more than 5% of the outstanding ARCO common stock must, within 10 days after such acquisition, file a Schedule 13D with the SEC disclosing specified information, and send a copy of the Schedule 13D to ARCO and to each securities exchange on which the security is traded.

    The U.K. Companies Act provides that anyone who acquires a relevant interest or becomes aware that he has acquired a relevant interest in 3% or more of any class of shares of a public company's issued share capital carrying rights to vote at shareholders' meetings must notify that company in writing of his interest within two days. Thereafter, any increase or decrease of such interest which takes it through a percentage or decrease which reduces the interest below 3% must be notified in writing to the company. This requirement will apply to holders of BP Amoco ordinary shares. Holding a BP Amoco ADR or a BP Amoco ADS will constitute a relevant interest in the underlying BP Amoco ordinary shares.

    In addition, the U.K. Companies Act provides that a public company may, by notice in writing, require a person whom the company knows or reasonably believes to be, or to have been within the three preceding years, interested in the company's issued voting share capital to:

    - confirm whether this is or is not the case; and

    - if this is the case, to give further information that the company requires relating to his or her interest and any related interest in the company's shares of which he or she is aware.

    The disclosure must be made within such reasonable period as may be specified in the relevant notice, which may be as short as one or two days.

    When the notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, among other things:

    - any transfer of those shares;

    - the exercise of voting rights in respect of those shares;

    - the issue of further shares in respect of those shares; and

    - other than in a liquidation, payments, including dividends, in respect of those shares.

    These restrictions may also void any agreement to transfer the shares. In respect of an interest in shares that is less than 0.25% of the relevant class of shares in a company listed on the London Stock Exchange, the restrictions extend only to a prohibition on attending and voting at shareholders' meetings. Under the BP Amoco articles of association, the BP Amoco board may impose the restrictions on shareholders set out in the above paragraph, which restrictions are normally imposed by the courts in the event a notice is served. In addition, a person who fails to fulfill the obligations described above is subject to criminal penalties in the U.K.

CERTAIN LONDON STOCK EXCHANGE LISTING REQUIREMENTS

    In addition to the provisions of the BP Amoco articles of association and the U.K. Companies Act, BP Amoco will be subject to the London Stock Exchange listing rules and, in particular, to the continuing obligations under those rules. Among other things, these rules require the company:

    - to notify the London Stock Exchange of any major new developments in its activities which are not public knowledge which may by virtue of the effect of these developments on its assets and liabilities or financial position or in the general course of its business, lead to a substantial movement in the price of its listed securities;

    - to ensure equality of treatment for all holders of listed securities who are in the same position; and

    - when its securities are listed on more than one stock exchange, to ensure that equivalent information is made available to the market on each exchange on which its securities are listed.

    In addition, the BP Amoco articles of association, the general law and/or the London Stock Exchange listing rules impose obligations on listed companies to send the following information to shareholders:

    - details relating to certain acquisitions, disposals, takeovers, mergers and offers either made by or in respect of the company; and

    - an explanatory circular, whenever a shareholders' meeting is convened. If the meeting includes any business other than routine business at an annual general meeting, it must specify the general nature of such business. Routine business means declarations of dividends, considering the annual report and accounts, election of directors in place of those retiring, and appointment and fixing remuneration of auditors or approving the manner in which it is fixed.

    In addition to the above requirements, a listed company is required to notify the London Stock Exchange of:

    - certain notifications received by the company of persons holding an interest in 3% or more of any class of the company's issued, voting share capital;

    - any changes to the company's board of directors;

    - any purchase or redemption by the company of its own securities;

    - any directors' interests, including changes, in the shares or the debentures of the company; and

    - changes in the capital structure of the company.

    Unaudited half yearly reports of results for the first six months of any fiscal year and an unaudited preliminary announcement of results for each full fiscal year must also be published. BP Amoco will also publicly announce unaudited results for quarterly periods.

PROXY STATEMENTS AND REPORTS

    Under the U.S. proxy rules, ARCO must comply with notice and disclosure requirements relating to the solicitation of proxies for shareholders' meetings. As a foreign private issuer, BP Amoco is not subject to the proxy rules. However, BP Amoco is governed by the U.K. Companies Act and the London Stock Exchange listing rules regulating notices of shareholders' meetings which provide that notice of a shareholders' meeting must be accompanied by:

    - a shareholder circular containing an explanation of the purpose of the meeting and

    - the recommendations of the board of directors with respect to actions to be taken.

    BP Amoco furnishes to its shareholders a summary of the BP Amoco annual report and accounts, although a full BP Amoco annual report and accounts is available to BP Amoco shareholders who so request. BP Amoco also furnishes to its shareholders semi-annual interim reports. All such communications will be sent by BP Amoco to the depositary for BP Amoco ADSs at the same time as they are sent to BP Amoco shareholders.

    In addition, under the rules of the London Stock Exchange, BP Amoco will, depending on the size and importance of such matters, be required to send to shareholders details relating to certain acquisitions, disposals, takeovers, mergers and offers made either by or in respect of the company.

    As a foreign private issuer, BP Amoco is not required to file with the Securities and Exchange Commission all of the reports and notices that ARCO, as a reporting public company under the Securities Exchange Act, is required to file. However, BP Amoco furnishes other similar reports to the SEC. See "The Combination--Other Effects of the Combination."

                               FEES AND EXPENSES

    Pursuant to the merger agreement, ARCO and BP Amoco have agreed to each pay half of certain expenses. See "The Merger Agreement--Expenses."

    ARCO estimates that it will incur fees and expenses in connection with the merger of approximately $85 million.

    BP Amoco estimates that it will incur fees and expenses in connection with the merger of approximately $70 million.

    ARCO and BP Amoco each will fund its fees or expenses from its available general funds and from borrowings, which may be made under existing short-term credit facilities or may take the form of longer term indebtedness on terms to be determined.

    Neither ARCO nor BP Amoco will pay any fees or commissions to any broker or dealer or any other person (other than D.F. King & Co. and the exchange agent) for soliciting votes of ARCO shareholders on the merger. Brokers, dealers, commercial banks and trust companies will, upon request, be reimbursed by ARCO for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers.

                             VALIDITY OF SECURITIES

    The validity under English law of the BP Amoco ordinary shares to be issued pursuant to the merger will be passed upon for BP Amoco by Peter B.P. Bevan, Group General Counsel of BP Amoco. As of the date of this proxy statement/prospectus, Mr. Bevan owned less than 0.1% of BP Amoco ordinary shares outstanding (including options representing certain rights to purchase such shares).

                                    EXPERTS

    The consolidated financial statements of BP Amoco as of December 31, 1998, 1997 and 1996 and for each of the three years in the period ended December 31, 1998, incorporated in this proxy statement/prospectus by reference to the BP Amoco Report on Form 6-K filed on July 7, 1999, have been audited by Ernst & Young, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    The consolidated financial statements of ARCO for each of the three years in the period ended December 31, 1998 incorporated in this proxy statement/prospectus by reference to the ARCO Annual Report and Form 10-K for the year ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                     U.K. LISTING PARTICULARS AND CIRCULAR

    A copy of a document comprising the U.K. listing particulars relating to BP Amoco in accordance with the Listing Rules of the London Stock Exchange will be delivered to the Registrar of Companies in England and Wales for registration and will be available for inspection at the offices of Linklaters, One Silk Street, London, EC2Y 8HQ, England, until the date on which the merger is completed. Summary listing particulars are attached as Appendix E to this proxy statement/prospectus. Neither the listing particulars nor the documents listed in the summary listing particulars as available for inspection form part of, or are incorporated into, this proxy statement/prospectus. In addition, BP Amoco is convening the BP Amoco extraordinary general meeting, and distributing to its shareholders a circular relating to the merger of ARCO with a subsidiary of BP Amoco, a copy of which will also be available for inspection at the offices of Linklaters until the date on which the merger is completed and at the BP Amoco extraordinary general meeting. The contents of such circular do not form part of, nor are they incorporated into, this proxy statement/prospectus.

                       FUTURE ARCO SHAREHOLDER PROPOSALS

    If the merger of ARCO and BP Amoco is completed as expected, ARCO will not hold an annual meeting of ARCO shareholders in 2000.

    If the merger agreement is not approved by ARCO shareholders or is not completed for any other reason, ARCO will hold a 2000 annual meeting. Shareholder proposals for the 2000 annual meeting must be received by November 27, 1999, to be considered for inclusion in ARCO's 2000 proxy statement. Such proposals should be addressed to ARCO's Corporate Secretary. Under ARCO's certificate of incorporation and by-laws, notice of any shareholder nomination for director, or other proposal not to be considered for inclusion in ARCO's proxy, must be given by mail or by personal delivery to ARCO's Corporate Secretary no later than 120 days in advance of the annual meeting, or by January 2, 2000, assuming the annual meeting for 2000 will be held on May 1, 2000; shareholders wishing to make nominations should contact ARCO's Corporate Secretary as to information required to be supplied in such notice.

                                                                      APPENDIX A

                               AGREEMENT AND PLAN
                                   OF MERGER
                                     AMONG
                                BP AMOCO P.L.C.,
                           ATLANTIC RICHFIELD COMPANY
                                      AND
                             PRAIRIE HOLDINGS, INC.
                           DATED AS OF MARCH 31, 1999
                         AS AMENDED AS OF JULY 12, 1999

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     -----

                                            ARTICLE I THE CLOSING AND THE MERGER
1.1.       Closing..............................................................................................           1
1.2.       The Share Exchange and the Merger....................................................................           2
1.3.       Conversion and Exchange of Shares....................................................................           2
1.4.       Surrender and Payment................................................................................           4
1.5.       ARCO Stock Options; Other Stock-Based Plans..........................................................           7
1.6.       Fractional BP Amoco Depositary Shares................................................................           9
1.7.       The Surviving Corporation............................................................................           9
1.8.       Lost, Stolen or Destroyed Certificates...............................................................          10

                                          ARTICLE II REPRESENTATIONS AND WARRANTIES
2.1.       Representations and Warranties of BP Amoco and ARCO..................................................          10
           2.1.1.     Organization, Good Standing and Qualification.............................................          10
           2.1.2.     Capital Structure.........................................................................          11
           2.1.3.     Corporate Authority; Approval and Fairness................................................          12
           2.1.4.     Governmental Filings; No Violations.......................................................          13
           2.1.5.     Reports; Financial Statements.............................................................          14
           2.1.6.     Absence of Certain Changes................................................................          16
           2.1.7.     Litigation and Liabilities................................................................          16
           2.1.8.     Takeover Statutes.........................................................................          16
           2.1.9.     Brokers and Finders.......................................................................          17
           2.1.10.    Ownership of Other Party's Common Stock...................................................          17
           2.1.11.    Merger Sub................................................................................          17
           2.1.12.    ARCO Employee Benefit Plans...............................................................          17
           2.1.13.    Environmental Matters.....................................................................          18
           2.1.14.    ARCO Rights Plan..........................................................................          18
           2.1.15.    ARCO Joint Ventures; Exclusivity Arrangements.............................................          18
           2.1.16.    Tax Matters...............................................................................          19
2.2.       Vastar...............................................................................................          19

                                                    ARTICLE III COVENANTS
3.1.       Interim Operations...................................................................................          20
           3.1.1.     Interim Operations of BP Amoco............................................................          20
           3.1.2.     Interim Operations of ARCO................................................................          21
           3.1.3.     Consultation as to Material Contracts.....................................................          24
3.2.       ARCO Acquisition Proposals...........................................................................          24
3.3.       Information Supplied.................................................................................          25
           3.3.1.     Registration Statement....................................................................          25
           3.3.2.     BP Amoco Documents........................................................................          26
3.4.       Shareholders Meetings................................................................................          27
3.5.       Filings; Other Actions; Notification.................................................................          27
3.6.       Access...............................................................................................          29
3.7.       Publicity............................................................................................          29
3.8.       Benefits and Other Matters...........................................................................          29
           3.8.1.     Employee Benefits.........................................................................          29
           3.8.2.     Director and Officer Liability............................................................          31
3.9.       Expenses.............................................................................................          31

                                                                                                                     PAGE
                                                                                                                     -----
3.10.      Takeover Statutes....................................................................................          32
3.11.      Dividends............................................................................................          32
3.12.      Listing Applications.................................................................................          32
3.13.      Letters of Accountants...............................................................................          32
3.14.      Agreements of ARCO Affiliates........................................................................          32
3.15.      Accounting Matters...................................................................................          33
3.16.      Tax Matters..........................................................................................          33
3.17.      Vastar...............................................................................................          33
3.18.      Section 103..........................................................................................          33

                                                    ARTICLE IV CONDITIONS
4.1.       Conditions to Each Party's Obligation to Effect the Merger...........................................          34
           4.1.1.     Shareholder Approvals.....................................................................          34
           4.1.2.     Regulatory Consents.......................................................................          34
           4.1.3.     Laws and Orders...........................................................................          34
           4.1.4.     Effectiveness of Form F-4.................................................................          34
           4.1.5.     Exchange Listings.........................................................................          34
4.2.       Conditions to Obligations of BP Amoco and Merger Sub.................................................          35
           4.2.1.     Representations and Warranties of ARCO....................................................          35
           4.2.2.     Performance of Obligations of ARCO........................................................          35
4.3.       Conditions to Obligation of ARCO.....................................................................          35
           4.3.1.     Representations and Warranties............................................................          35
           4.3.2.     Performance of Obligations of BP Amoco....................................................          35
           4.3.3.     Tax Opinion...............................................................................          35

                                                    ARTICLE V TERMINATION
5.1.       Termination by Mutual Consent........................................................................          36
5.2.       Termination by Either BP Amoco or ARCO...............................................................          36
5.3.       Termination by BP Amoco..............................................................................          36
5.4.       Termination by ARCO..................................................................................          36
5.5.       Effect of Termination and Abandonment................................................................          37

                                            ARTICLE VI MISCELLANEOUS AND GENERAL
6.1.       Survival.............................................................................................          38
6.2.       Modification or Amendment............................................................................          38
6.3.       Waiver...............................................................................................          38
6.4.       Failure or Indulgence Not Waiver; Remedies Cumulative................................................          38
6.5.       Counterparts.........................................................................................          38
6.6.       GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL........................................................          38
6.7.       Notices..............................................................................................          39
6.8.       Entire Agreement.....................................................................................          40
6.9.       Obligations of BP Amoco and of ARCO..................................................................          41
6.10.      Severability.........................................................................................          41
6.11.      Interpretation.......................................................................................          41
6.12.      Assignment...........................................................................................          41

    This AGREEMENT AND PLAN OF MERGER, dated as of March 31, 1999, as amended as of July 12, 1999 (this "AGREEMENT"), among BP AMOCO p.l.c. ("BP AMOCO"), an English public limited company, ATLANTIC RICHFIELD COMPANY, a Delaware corporation ("ARCO"), and PRAIRIE HOLDINGS, INC., a Delaware corporation and a direct wholly owned subsidiary of BP Amoco ("MERGER SUB" and, together with ARCO, the "CONSTITUENT CORPORATIONS");

                              W I T N E S S E T H:

    WHEREAS, the respective Boards of Directors of each of ARCO, BP Amoco and Merger Sub (each, a "PARTY" and, together, the "PARTIES") have each determined that it is in the best interests of their respective companies and stockholders or shareholders, as the case may be, to combine their respective businesses;

    WHEREAS, in furtherance of such combination, the respective Boards of Directors of ARCO and Merger Sub have each adopted resolutions approving this Agreement and declaring its advisability and approving the merger (the "MERGER") of Merger Sub with and into ARCO in accordance with the Delaware General Corporation Law, as amended (the "DGCL"), upon the terms and subject to the conditions set forth herein;

    WHEREAS, in furtherance of such combination, the Board of Directors of BP Amoco adopted a resolution approving this Agreement and the Merger, upon the terms and subject to the conditions set forth herein;

    WHEREAS, it is intended that, for U.S. federal income tax purposes, the DSC II Share Exchange (as defined herein) and the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE") and that the holders of ARCO Common Shares who will not be "five percent transferee shareholders" as defined in Treasury Regulation Section 1.367(a)-3(c)(5)(ii) or who enter into five-year gain recognition agreements in the form provided in Treasury Regulation Section 1.367(a)-8(b) ("ELIGIBLE ARCO SHAREHOLDERS") not recognize taxable gain with respect to the DSC II Share Exchange or the Merger pursuant to Section 367(a) of the Code (except with respect to cash received in lieu of fractional share interests);

    WHEREAS, as an inducement to the willingness of BP Amoco to enter into this Agreement, the Board of Directors of ARCO has approved the grant to BP Amoco of an option to purchase shares of common stock, par value $2.50 per share, of ARCO ("ARCO COMMON SHARES") pursuant to a stock option agreement, dated as of March 31, 1999, between ARCO and BP Amoco (the "STOCK OPTION AGREEMENT"), and each of ARCO and BP Amoco has duly authorized, executed and delivered the Stock Option Agreement; and

    WHEREAS, ARCO and BP Amoco desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

    NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                           The Closing and the Merger

    1.1.  CLOSING.  The closing of the Merger (the "CLOSING") shall take place
(i) at the offices of Linklaters & Paines, One Silk Street, London, England, with a meeting to be held simultaneously at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, for the delivery of certain documents in connection therewith, at a time to be agreed by the Parties on the third business day after the day on which the last to be fulfilled or waived of the conditions set forth in Article IV (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) shall be fulfilled or waived in accordance with this Agreement or
(ii) at such other places and time and/or on such other date as ARCO and BP Amoco may agree in writing (the "CLOSING DATE").

    1.2.  THE SHARE EXCHANGE AND THE MERGER.

        1.2.1. Upon the terms and subject to the conditions set forth in the Share Exchange Agreement, dated as of July 12, 1999 (the "SHARE EXCHANGE AGREEMENT"), among BP Amoco, ARCO and ARCO DSC II, Inc., a Delaware corporation ("DSC II"), prior to the Effective Time (as defined in Section 1.2.3), each ARCO Common Share then owned by DSC II shall be exchanged for a number of ordinary shares, of nominal value $0.50 each, of BP Amoco (each, a "BP AMOCO ORDINARY SHARE") equal to the Exchange Ratio (as defined in
    Section 1.3.2), which shall be delivered to DSC II in the form of BP Amoco Depositary Shares (as defined in Section 1.3.2) (the "DSC II SHARE EXCHANGE"). The consummation of the DSC II Share Exchange shall not be a condition to the obligations of the Parties to effect the Merger.

        1.2.2. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2.3), Merger Sub shall be merged with and into ARCO in accordance with the DGCL, whereupon the separate existence of Merger Sub shall cease, and ARCO shall be the surviving corporation in the Merger (the "SURVIVING CORPORATION") and shall continue to be governed by the laws of the State of Delaware, and the separate corporate existence of ARCO, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger except as set forth in this Article I. The Merger shall have the effects specified in the DGCL.

        1.2.3. As soon as practicable after satisfaction or waiver (to the extent herein permitted) of the conditions to the obligations of the Parties to consummate the Merger set forth in Article IV, ARCO and Merger Sub will cause a certificate of merger (the "CERTIFICATE OF MERGER") to be executed and filed with the Secretary of State of the State of Delaware and make all other filings or recordings required by applicable law in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is specified in the Certificate of Merger in accordance with the DGCL (the "EFFECTIVE TIME").

    1.3.  CONVERSION AND EXCHANGE OF SHARES.  At the Effective Time:

        1.3.1. Each ARCO Common Share owned by BP Amoco, ARCO or any Subsidiary (as defined in Section 2.1.1) of BP Amoco or ARCO (other than CH-Twenty Holdings, LLC, a Delaware limited liability company and a Subsidiary of ARCO ("CH-TWENTY")) immediately prior to the Effective Time, including the ARCO Common Shares acquired by BP Amoco in the DSC II Share Exchange (each, a "CANCELED ARCO SHARE"), shall, by virtue of the Merger, and without any action on the part of the holder thereof, no longer be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist. The ARCO Common Shares owned by CH-Twenty immediately prior to the Merger (if any) (the "CH-TWENTY ARCO SHARES" and, together with the Canceled ARCO Shares, the "EXCLUDED ARCO SHARES") shall remain outstanding, without change, after the Effective Time, and no consideration shall be delivered in exchange therefor.

        1.3.2. Each ARCO Common Share outstanding immediately prior to the Effective Time, other than Excluded ARCO Shares, shall be converted into and shall be canceled in exchange for the right to receive 4.92 (the "EXCHANGE RATIO") BP Amoco Ordinary Shares , which shall be delivered to the holders of ARCO Common Shares (other than Excluded ARCO Shares) (i) in the form of

    American depositary shares (the "BP AMOCO DEPOSITARY SHARES"), each representing the right to receive six BP Amoco Ordinary Shares, or (ii) if and to the extent elected by any such holder in a timely manner in accordance with Section 1.4.1, in the form of BP Amoco Ordinary Shares, in registered form, rather than BP Amoco Depositary Shares (the "MERGER CONSIDERATION"). The BP Amoco Depositary Shares may be evidenced by one or more receipts ("BP AMOCO ADRS") issued in accordance with the Amended and Restated Deposit Agreement, dated as of December 31, 1998, among BP Amoco, Morgan Guaranty Trust Company of New York, as Depositary (the "DEPOSITARY"), and the holders from time to time of BP Amoco ADRs (as amended or supplemented through the Effective Time, the "DEPOSIT AGREEMENT"). At the Effective Time, all ARCO Common Shares (other than any CH-Twenty ARCO Shares) shall no longer be outstanding, shall be canceled and retired and shall cease to exist, and each certificate (a "CERTIFICATE") formerly representing any of such ARCO Common Shares (other than Excluded ARCO Shares) and each uncertificated ARCO Common Share (other than Excluded ARCO Shares) shall thereafter represent only the right to the Merger Consideration and the right, if any, to receive pursuant to Section 1.6 cash in lieu of fractional interests in BP Amoco Depositary Shares (such fractional interests to include, for all purposes under this Agreement, Excess Ordinary Shares (as defined in Section 1.4.1) representing such a fractional interest in accordance with Section 1.6) and any dividend or distribution pursuant to Section 1.4.6, in each case without interest. BP Amoco shall, following the Closing, pay all stamp duties, stamp duty reserve tax and other taxes and similar levies imposed in connection with the issuance or creation of the BP Amoco Ordinary Shares, BP Amoco Depositary Shares and any BP Amoco ADRs in connection therewith.

        1.3.3. Each share of common stock of Merger Sub, par value $.001 per share ("MERGER SUB COMMON STOCK"), outstanding immediately prior to the Effective Time shall be canceled and, in consideration for the issuance of the BP Amoco Ordinary Shares referred to in Section 1.3.4, the Surviving Corporation shall issue to BP Amoco at the Effective Time such number of shares of common stock as is equal to the number of ARCO Common Shares outstanding immediately prior to the Effective Time (excluding any CH-Twenty ARCO Shares) with the same rights, powers and privileges as the ARCO Common Shares, which shares of common stock, together with the CH-Twenty ARCO Shares, shall constitute the only outstanding shares of common stock of the Surviving Corporation.

        1.3.4. In consideration of the issue to BP Amoco by the Surviving Corporation of shares of common stock of the Surviving Corporation pursuant to Section 1.3.3, BP Amoco shall issue, in accordance with Section 1.4, such number of BP Amoco Ordinary Shares as is equal to (a) the number of ARCO Common Shares outstanding immediately prior to the Effective Time (other than the Excluded ARCO Shares) multiplied by the Exchange Ratio to permit
    (i) the issuance of BP Amoco Depositary Shares and (ii) if and to the extent elected by any holder of such ARCO Common Shares in a timely manner in accordance with Section 1.4.1, the delivery of BP Amoco Ordinary Shares, in registered form, to the holders of such ARCO Common Shares for the purpose of giving effect to the delivery of the Merger Consideration referred to in
    Section 1.3.2, less (b) the aggregate number of BP Amoco Ordinary Shares that would (but for the provisions of Section 1.6) be issued in respect of fractional interests in BP Amoco Depositary Shares.

        1.3.5. In the event that, subsequent to the date of this Agreement but prior to the Effective Time, ARCO changes the number of ARCO Common Shares, or BP Amoco changes the number of BP Amoco Ordinary Shares, issued and outstanding as a result of a stock split, stock combination, stock dividend, recapitalization, redenomination of share capital or other similar transaction, the Exchange Ratio and other items dependent thereon (including the number of BP Amoco Ordinary Shares to be exchanged for each ARCO Common Share in the DSC II Share Exchange) shall be appropriately adjusted. Without limiting the generality of the foregoing, in the event that the proposed one-for-one subdivision of the ordinary share capital of BP Amoco (the

    "SHARE SUBDIVISION") is approved by the requisite vote of shareholders of BP Amoco at the BP Amoco Shareholder Meeting (as defined in Section 3.4) and otherwise becomes effective prior to the Effective Time, the Exchange Ratio shall for all purposes under this Agreement be 9.84, subject to any further adjustments pursuant to this Section 1.3.5, and references herein to the nominal value of each BP Amoco Ordinary Share shall be deemed to be $0.25.

        1.3.6. Each share of ARCO $3.00 Preference Stock and each share of ARCO $2.80 Preference Stock (each as defined in Section 2.1.2.2) outstanding immediately prior to the Effective Time shall remain outstanding, without change, after the Effective Time, and no consideration shall be delivered in exchange therefor; PROVIDED, HOWEVER, BP Amoco agrees that (i) from and after the Effective Time, shares of ARCO $3.00 Preference Stock and ARCO $2.80 Preference Stock shall be convertible into BP Amoco Ordinary Shares, deliverable in the form of BP Amoco Depositary Shares, (ii) the number of BP Amoco Ordinary Shares into which each share of ARCO $3.00 Preference Stock and each share of ARCO $2.80 Preference Stock shall be convertible shall be equal in each case to the number of ARCO Common Shares into which such share was convertible immediately prior to the Effective Time, multiplied by the Exchange Ratio (subject to any adjustment pursuant to Section 1.3.5, but without any adjustment pursuant to Section 1.3.5 in the conversion rates between such ARCO Preference Stock and ARCO Common Shares for changes in ARCO Common Shares prior to the Effective Time, for which changes the terms of the ARCO $3.00 Preference Stock and the ARCO $2.80 Preference Stock contained in the restated certificate of incorporation of ARCO shall provide the relevant adjustment, if any, and in each case subject to future adjustments after the Effective Time in accordance with ARCO's restated certificate of incorporation) and (iii) BP Amoco shall pay all stamp duties, stamp duty reserve tax and other taxes and similar levies imposed in connection with the issuance or creation of any BP Amoco Depositary Shares and any BP Amoco ADRs in connection therewith that may be issued upon the conversion of shares of ARCO $3.00 Preference Stock or ARCO $2.80 Preference Stock in accordance with their terms.

    1.4.  SURRENDER AND PAYMENT.

        1.4.1. Prior to the Effective Time, BP Amoco shall appoint an agent reasonably acceptable to ARCO as exchange agent (the "EXCHANGE AGENT") for the purpose of accepting Certificates to be surrendered by holders of ARCO Common Shares in exchange for BP Amoco Depositary Shares or, if and to the extent elected by a holder of ARCO Common Shares in the manner provided in this Section 1.4.1, for BP Amoco Ordinary Shares in registered form, and letters of transmittal as described in this Section 1.4.1. Promptly after the Effective Time, the Surviving Corporation will send, or will cause the Exchange Agent to send, to each holder of record as of the Effective Time of ARCO Common Shares (other than holders of Excluded ARCO Shares) (i) a letter of transmittal, in such form or forms as ARCO and BP Amoco may reasonably agree, for use in effecting delivery of Certificates to the Exchange Agent and including a form of election by which each holder of ARCO Common Shares may elect, subject to the provisions of this Section 1.4.1, to receive (the "ORDINARY SHARE ELECTION") all or part of the Merger Consideration to which such holder is entitled in the form of BP Amoco Ordinary Shares in registered form, rather than in the form of BP Amoco Depositary Shares (such BP Amoco Ordinary Shares or BP Amoco Depositary Shares to be received by a holder being referred to in this Agreement as "BP AMOCO SHARES"), and (ii) instructions for surrendering ARCO Common Shares in exchange for the BP Amoco Shares, and any cash in lieu of fractional interests in BP Amoco Depositary Shares and any cash dividends or other distributions, that such holder has the right to receive pursuant to this Article I. ARCO, acting as agent for each holder of record as of the Effective Time of ARCO Common Shares (other than Excluded ARCO Shares), shall prior to the Effective Time appoint Exchange Nominees Limited or such other agent as may be reasonably acceptable to BP Amoco (the "NOMINEE"), as nominee and agent for and on behalf of the holders of ARCO Common Shares in connection with the issuance of BP Amoco Depositary Shares or BP Amoco Ordinary Shares in accordance with this Article I, subject to the terms and conditions of this Agreement and an exchange agent and nominee agreement among BP Amoco, ARCO, the Exchange Agent and the Nominee. BP Amoco shall issue the BP Amoco Ordinary Shares referred to in Section 1.3.4 in registered form to the Nominee. The BP Amoco Ordinary Shares held by the Nominee shall be deposited by the Nominee or on its behalf with the Depositary (or as it may direct) as and when required for the issuance of BP Amoco Depositary Shares, or delivered by the Nominee to holders of ARCO Common Shares in accordance with any Ordinary Share Election, in each case in accordance with this Article I. To the extent required, the Nominee will requisition from the Depositary, from time to time, such number of BP Amoco Depositary Shares, in such denominations as the Nominee shall specify, as are issuable in respect of ARCO Common Shares properly delivered to the Exchange Agent that are not subject to an Ordinary Share Election.

        Each holder of ARCO Common Shares entitled to receive the Merger Consideration in accordance with Section 1.3.2 may exercise the Ordinary Share Election only by returning to the Exchange Agent prior to the close of business on the 42nd day following the Closing Date a properly completed letter of transmittal and form of election. Any such holder of ARCO Common Shares may make an Ordinary Share Election with respect to any or all of such holder's ARCO Common Shares, PROVIDED that (i) the number of BP Amoco Ordinary Shares to which any such holder will be entitled in respect of such Ordinary Share Election shall not be less than six and shall be an integral multiple of six; (ii) any number of BP Amoco Ordinary Shares less than six or in excess of an integral multiple thereof ("EXCESS ORDINARY SHARES") shall constitute a fractional interest in a BP Amoco Depositary Share; and
    (iii) such holder will therefore be entitled only to cash in lieu of Excess Ordinary Shares in accordance with Section 1.6. Only BP Amoco Depositary Shares shall be issued as Merger Consideration with respect to ARCO Common Shares for which the holder of such ARCO Common Shares shall not have exercised an Ordinary Share Election prior to the close of business on the 42nd day following the Closing Date or for which the holder shall have delivered to the Exchange Agent prior to such time a letter of transmittal declining to make an Ordinary Share Election.

        1.4.2. Each holder of any ARCO Common Shares that have been converted into a right to receive the consideration set forth in Section 1.3.2 shall,
    (i) in the case of a holder of a Certificate, upon surrender to the Exchange Agent of such Certificate, together with a properly completed letter of transmittal covering the ARCO Common Shares represented by such Certificate and (ii) in the case of a holder of uncertificated ARCO Common Shares, upon delivery to the Exchange Agent prior to the close of business on the 42nd day following the Closing Date of a properly completed letter of transmittal and, after such time, without any further action on the part of such holder of uncertificated ARCO Common Shares, in case (i) and case (ii), be entitled to receive (x) the number of BP Amoco Depositary Shares or BP Amoco Ordinary Shares (excluding any fractional interest in a BP Amoco Depositary Share), to which such holder is entitled in respect of such ARCO Common Shares pursuant to Sections 1.3.2 and 1.4.1 and (y) a check in the amount (after giving effect to any required tax withholdings) of (I) any cash in lieu of fractional interests in BP Amoco Depositary Shares to be paid pursuant to
    Section 1.6, plus (II) any cash dividends or other distributions that such holder has the right to receive pursuant to Section 1.4.6. Until such time as any such holder of ARCO Common Shares has become entitled to receive such BP Amoco Shares, such holder's ARCO Common Shares (whether or not represented by a Certificate) shall, after the Effective Time, represent for all purposes only the right to receive the Merger Consideration to which such holder is entitled and the applicable amounts provided in the foregoing clause (y).

        1.4.3. If any BP Amoco Shares are to be issued or transferred to a person other than the registered holder of the ARCO Common Shares represented by a Certificate or Certificates surrendered with respect thereto, it shall be a condition to such issue or transfer that the Certificate or Certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such issue or transfer shall pay to the Exchange Agent any transfer or other taxes required as a result of such issue or transfer to a person other than the registered holder of such ARCO Common Shares or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

        1.4.4. After the close of the stock transfer books of ARCO on the day prior to the Effective Time, there shall be no further registration of transfers of ARCO Common Shares that were outstanding prior to the Effective Time. After the Effective Time, Certificates presented to the Surviving Corporation for transfer shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this Article I.

        1.4.5. After the 42nd day after the Closing, any BP Amoco Ordinary shares and any cash amounts then held by the Nominee shall be deposited by the Nominee with the Depositary or on its behalf for the issuance or delivery to the Exchange Agent, as and when required, of BP Amoco Depositary Shares and any cash amounts which may thereafter be issuable or deliverable to holders of ARCO Common Shares. Any BP Amoco Depositary Shares issuable or deliverable in respect of ARCO Common Shares pursuant to this Article I and any cash in lieu of fractional interests in BP Amoco Depositary Shares payable pursuant to Section 1.6, plus any cash dividend or other distribution that such holder has the right to receive pursuant to Section 1.4.6, that remains unclaimed by any holder of ARCO Common Shares six months after the Effective Time shall be held by or on behalf of the Depositary, subject to the instruction of BP Amoco, in an account or accounts designated for such purpose. BP Amoco shall not be liable to any holder of ARCO Common Shares for any securities delivered or any amount paid by the Depositary to a public official pursuant to applicable abandoned property laws. Any cash remaining unclaimed by holders of ARCO Common Shares three years after the Effective Time (or such earlier date immediately prior to such time as such cash would otherwise escheat to or become property of any governmental entity or as is otherwise provided by applicable Law (as defined in Section 2.1.4.2)) shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation or BP Amoco, as BP Amoco may determine.

        1.4.6. No dividends, interest or other distributions with respect to securities of BP Amoco or the Surviving Corporation issuable with respect to ARCO Common Shares shall be paid to any holder of ARCO Common Shares until such holder shall have become entitled, in accordance with Section 1.4.2, to receipt of the Merger Consideration and the applicable amounts provided in
    Section 1.4.2. Subject to the effect of applicable Law, upon such holder becoming entitled to receipt of the Merger Consideration, there shall be issued and/or paid to the holder of the BP Amoco Shares issued in exchange therefor, without interest, (A) at the time of such entitlement, the dividends or other distributions payable with respect to such BP Amoco Shares with a record date after the Effective Time and a payment date on or prior to the date of such entitlement and not previously paid and (B) at the appropriate payment date, the dividends or other distributions payable with respect to such BP Amoco Shares with a record date after the Effective Time but with a payment date subsequent to the date of such entitlement. For purposes of dividends or other distributions in respect of BP Amoco Shares, all BP Amoco Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

        1.4.7. The Parties may, by mutual agreement and without amending this Agreement in accordance with Section 6.2, make any modifications to the terms of or procedures for the Share Election, PROVIDED that any such modification will not adversely affect the entitlement of holders of ARCO Common Shares to the Merger Consideration and that such modification shall be filed with the Secretary of ARCO and made available to the stockholders of ARCO, without cost, upon request.

    1.5.  ARCO STOCK OPTIONS; OTHER STOCK-BASED PLANS.

        1.5.1. At the Effective Time, each stock option to purchase ARCO Common Shares under any ARCO Stock Plan (as defined in Section 2.1.2.2) (each, an "ARCO STOCK OPTION") which is then outstanding and unexercised shall cease to represent a right to acquire ARCO Common Shares and shall be converted automatically into an option to purchase BP Amoco Ordinary Shares, to be issued in the form of BP Amoco Depositary Shares, and BP Amoco shall assume each such ARCO Stock Option subject to the terms of the relevant ARCO Stock Plan, and the agreement evidencing the grant thereunder; PROVIDED, HOWEVER, that from and after the Effective Time, (i) the number of BP Amoco Ordinary Shares purchasable, in the form of BP Amoco Depositary Shares, upon exercise of each such ARCO Stock Option shall be equal to the number of ARCO Common Shares that were purchasable under such ARCO Stock Option immediately prior to the Effective Time (without taking into account any Dividend Share Credits under any ARCO Stock Plan), multiplied by the Exchange Ratio and rounded down to the number of BP Amoco Ordinary Shares representing the nearest whole number of BP Amoco Depositary Shares issuable in respect of such exercise, and (ii) the per BP Amoco Ordinary Share exercise price under each such ARCO Stock Option shall be obtained by dividing the per share exercise price of each such ARCO Stock Option by the Exchange Ratio, and rounding down to the nearest cent. Notwithstanding the foregoing, the number of BP Amoco Ordinary Shares and the per BP Amoco Ordinary Share exercise price of each ARCO Stock Option which is intended to be an "incentive stock option" (as defined in Section 422 of the Code) shall be adjusted in accordance with the requirements of Section 424 of the Code. Accordingly, with respect to any incentive stock options, BP Amoco Ordinary Shares representing a fractional interest in a BP Amoco Depositary Share shall be rounded down to the number of BP Amoco Ordinary Shares representing the nearest whole number of BP Amoco Depositary Shares and where necessary the per BP Amoco Ordinary Share exercise price shall be rounded up to the nearest cent.

        1.5.2. Shares of Restricted Stock and Performance-Based Restricted Stock outstanding and held by participants in any ARCO Stock Plan immediately prior to the Effective Time shall be converted into and shall be canceled in exchange for the right to receive BP Amoco Shares in accordance with Sections 1.3.2 and 1.4.1.

        1.5.3. The obligation of ARCO to deliver ARCO Common Shares pursuant to
    Article III, Subsection 3(b)(v)(1) of the ARCO 1985 Executive Long-Term Incentive Plan (the "ELTIP"), as amended through the date hereof, in respect of Contingent Restricted Stock upon the Change of Control represented by the Merger shall be satisfied through the delivery by BP Amoco of (i) a number of BP Amoco Ordinary Shares (to be issued in the form of BP Amoco Depositary Shares) equal to the number of ARCO Common Shares that were otherwise so deliverable multiplied by the Exchange Ratio and rounded down to the number of BP Amoco Ordinary Shares representing the nearest whole number of BP Amoco Depositary Shares issuable in respect of such ARCO Common Shares, and
    (ii) such other amounts payable in respect of such ARCO Common Shares pursuant to this Article I.

        1.5.4. With respect to Dividend Share Credits under any ARCO Stock Plan, including Prospective Dividend Share Credits to be credited pursuant to
    Article IV, Subsection 4(b) of the ELTIP and under Article II, Section 2.6 of the Director's Plan (as defined in Section 1.5.6(b)) in connection with the Merger, BP Amoco and ARCO agree that: (a) as of the Effective Time, ARCO Common Shares represented by Dividend Share Credits, including such Prospective Dividend Share Credits, shall be deemed converted into BP Amoco Ordinary Shares at the Exchange Ratio; (b) after the Effective Time the obligation of ARCO to deliver ARCO Common Shares under Article IV, Section 3 of the ELTIP shall be satisfied through the delivery by BP Amoco of (i) a number of BP Amoco Ordinary Shares (to be issued in the form of BP Amoco Depositary Shares) equal to the number of ARCO Common Shares that were otherwise so deliverable multiplied by the Exchange Ratio and rounded down to the number of BP Amoco Ordinary Shares representing the nearest whole number of BP Amoco Depositary Shares issuable in respect of such ARCO Common Shares and
    (ii) cash in lieu of any fractional interest in a BP Amoco Depositary Share, which would otherwise be issuable in respect of such ARCO Common Shares; and
    (c) after the Effective Time, references in Article IV of the ELTIP and
    Article V of the Directors' Plan to "Common Stock" shall be deemed references to "BP Amoco Ordinary Shares", and references in Article I, Subsection 2(m) of the ELTIP and Article II, Subsection 2.7 of the Directors' Plan to "New York Stock Exchange" shall be to "London Stock Exchange".

        1.5.5. At the Effective Time, each right of any kind, whether vested or unvested, contingent or accrued, to acquire or receive ARCO Common Shares that may be held, awarded, outstanding, credited, payable or reserved for issuance under the ARCO Stock Plans and any other ARCO Compensation and Benefit Plan (as defined in 2.1.12), except for ARCO Stock Options converted in accordance with Section 1.5.1, shares of Restricted Stock and Performance-Based Restricted Stock converted in accordance with Section 1.5.2, Contingent Restricted Stock converted in accordance with Section 1.5.3, and any Dividend Share Credits converted in accordance with 1.5.4, shall be deemed to be converted into a right to acquire or receive, as the case may be, (i) the number of BP Amoco Ordinary Shares (to be issued in the form of BP Amoco Depositary Shares) equal to the number of ARCO Common Shares subject to such right immediately prior to the Effective Time multiplied by the Exchange Ratio, and rounded down to the number of BP Amoco Ordinary Shares representing the nearest whole number of BP Amoco Depositary Shares issuable in respect of such ARCO Common Shares and (ii) cash in lieu of any fractional interest in a BP Amoco Depositary Share which would otherwise be issuable in respect of such ARCO Common Shares; and such rights with respect to BP Amoco Ordinary Shares shall otherwise be subject to the same terms, conditions and restrictions, if any, as were applicable to the rights with respect to ARCO Common Shares under the relevant ARCO Stock Plan or ARCO Compensation and Benefit Plan. Similarly, all ARCO Stock Plans and other ARCO Compensation and Benefit Plans (and awards thereunder) providing for cash payments measured by the value of a number of ARCO Common Shares shall be deemed to refer to the number of BP Amoco Ordinary Shares equal to the result of multiplying such number of ARCO Common Shares by the Exchange Ratio, and such cash payments shall otherwise be made on the same terms, conditions and restrictions, if any, as were applicable under the relevant ARCO Stock Plan or ARCO Compensation and Benefit Plan. At or prior to the Effective Time, ARCO shall adopt appropriate amendments to the ARCO Stock Plans and the ARCO Compensation and Benefit Plans to effectuate the provisions of this Section 1.5.5. Without limiting the applicability of the foregoing, ARCO shall take all necessary action to ensure that the Surviving Corporation will not be bound at the Effective Time by any options, stock appreciation rights, warrants or other rights or arrangements under any ARCO Compensation and Benefit Plan that would entitle any person to own any ARCO Common Shares or to receive any payments in respect thereof, and all ARCO Compensation and Benefit Plans conferring any rights to ARCO Common Shares or other capital stock of ARCO shall be deemed to be amended to be in conformity with this Section.

        1.5.6. All capitalized terms used in this Section 1.5 and not otherwise defined in this Agreement shall have the respective meanings given such terms in the ELTIP.

        "DIRECTORS' PLAN" means the Stock Option Plan for Outside Directors of ARCO, as amended through the date hereof.

        1.5.7. Prior to the Effective Time, BP Amoco shall make available for issuance in accordance with Section 1.4.1 the number of BP Amoco Ordinary Shares necessary to satisfy BP Amoco's obligations under this Section 1.5. At the Effective Time, BP Amoco shall file with the Securities and Exchange Commission (the "SEC") a registration statement on an appropriate form or a post-effective amendment to a previously filed registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), (i) with respect to the BP Amoco Ordinary Shares and the BP Amoco Depositary Shares subject to issuance or subject to options pursuant to this Section 1.5, and
    (ii) if registration of any other interests in any ARCO Stock Plan or any other ARCO Compensation and Benefit Plan referred to in this Section 1.5, or the BP Amoco Ordinary Shares and BP Amoco Depositary Shares to be issued thereunder, is required under the Securities Act, with respect to such interests or such BP Amoco Ordinary Shares or BP Amoco Depositary Shares, BP Amoco shall use its best reasonable efforts to cause such registration statement to become and remain effective and maintain the current status of the prospectus contained therein, as well as comply with any applicable state securities or "BLUE SKY" laws, for so long as such options remain outstanding.

        1.5.8. BP Amoco shall, following the Closing, pay all stamp duties, stamp duty reserve tax and other taxes and similar levies imposed in connection with the issuance or creation of the BP Amoco Depositary Shares and any BP Amoco ADRs in connection with such issuance or creation, pursuant to this Section 1.5.

    1.6. FRACTIONAL BP AMOCO DEPOSITARY SHARES. No fraction of a BP Amoco Depositary Share will be issued. In lieu of any fractional interest in a BP Amoco Depositary Share, including any Excess Ordinary Shares representing such a fractional interest, each holder of ARCO Common Shares who would otherwise be entitled thereto shall be entitled to an amount in cash, without interest, rounded to the nearest cent, equal to the product of (i) the amount of the fractional interest in a BP Amoco Depositary Share to which such holder is entitled under Section 1.3 (or would be entitled but for this Section 1.6) and
(ii) the average of the closing sale prices for the BP Amoco Depositary Shares on the New York Stock Exchange (the "NYSE"), as reported in THE WALL STREET JOURNAL, Northeastern edition, for each of the ten consecutive trading days ending with the fifth complete trading day prior to the Closing Date (not counting the Closing Date).

    1.7.  THE SURVIVING CORPORATION.

        1.7.1. The certificate of incorporation of the Surviving Corporation shall be the restated certificate of incorporation of ARCO, unless this Agreement is adopted by the holders of 66 2/3% or more of the voting power of the outstanding stock entitled to vote at the ARCO Stockholders Meeting (as defined in Section 3.4), in which case the restated certificate of incorporation of the Surviving Corporation shall be amended as of the Effective Time to delete Articles V, VI, VII and VIII and to substitute therefor Articles V, VI and VII as set forth in full in Exhibit A.

        1.7.2. The bylaws of Merger Sub in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

        1.7.3. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation, and (ii) such officers as are mutually agreed by BP Amoco and ARCO prior to the Effective Time shall be the officers of the Surviving Corporation.

    1.8. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificate shall have been lost, stolen or destroyed, upon the holder's compliance with the replacement requirements established by the Exchange Agent, including, if necessary, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration and any cash payable in lieu of fractional interests in BP Amoco Depositary Shares and any unpaid dividends or other distributions deliverable pursuant to Section 1.4.6 in respect of the ARCO Common Shares represented by such Certificate pursuant to this Agreement.

                                  ARTICLE II.
                         Representations and Warranties

    2.1. REPRESENTATIONS AND WARRANTIES OF BP AMOCO AND ARCO. Except as set forth in the corresponding sections or subsections of the disclosure letter, dated the date hereof and signed by an authorized officer, delivered by BP Amoco to ARCO or by ARCO to BP Amoco (each a "DISCLOSURE LETTER," and the "BP AMOCO DISCLOSURE LETTER" and the "ARCO DISCLOSURE LETTER," respectively), as the case may be, BP Amoco (except for Sections 2.1.2.2, 2.1.3.2, 2.1.5.2, 2.1.8,
2.1.9(ii), 2.1.10.2, 2.1.12, 2.1.14 and 2.1.15 and references in Section 2.1.1 to documents made available by ARCO to BP Amoco) hereby represents and warrants to ARCO, and ARCO (except for Sections 2.1.2.1, 2.1.3.1, 2.1.5.1, 2.1.9(i),
2.1.10.1 and 2.1.11 and references in Section 2.1.1 to documents made available by BP Amoco to ARCO), subject to Section 2.2, hereby represents and warrants to BP Amoco, that:

        2.1.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of it and its Subsidiaries (as defined below), is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority, and has been duly authorized by all necessary approvals and orders, to own, operate and lease its properties and assets and to carry on its business as presently conducted and is duly qualified to do business and is in good standing in each jurisdiction where the ownership, operation or leasing of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below) on it. BP Amoco has made available to ARCO complete and correct copies of its memorandum and articles of association, and ARCO has made available to BP Amoco complete and correct copies of its restated certificate of incorporation and by-laws, in all cases as amended to date. Such memorandum and articles of association or restated certificate of incorporation and by-laws, as the case may be, as so made available are in full force and effect.

        As used in this Agreement, the term (i) "SUBSIDIARY" means, with respect to BP Amoco, any body corporate which is a subsidiary or subsidiary undertaking, in each case within the meaning of the Companies Act of 1985 of the United Kingdom, as amended (the "COMPANIES ACT"), and, with respect to ARCO, any entity, whether incorporated or unincorporated, in which ARCO owns, directly or indirectly, more than fifty percent of the securities or other ownership interests having by their terms ordinary voting power to elect more than fifty percent of the directors or other persons performing similar functions, or the management and policies of which ARCO otherwise has the power to direct, (ii) "MATERIAL ADVERSE EFFECT" means, with respect to any Person (as defined below), a material adverse effect on the financial condition, properties, business or operating income of such Person and its Subsidiaries taken as a whole, other than any such effect to the extent arising out of changes in general United States, United Kingdom or international economic conditions, conditions or changes in or affecting the United States, United Kingdom or international oil and gas industry (including changes in market prices), PROVIDED that, except as

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
    otherwise specifically provided, all references to Material Adverse Effect on BP Amoco or any of its Subsidiaries or to ARCO or any of its Subsidiaries in this Article II or in Article III shall be deemed to refer solely to BP Amoco and its Subsidiaries and ARCO and its Subsidiaries, respectively, without giving effect to BP Amoco's ownership of ARCO and its Subsidiaries after the Effective Time, (iii) "PERSON" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization, Governmental Entity (as defined in Section 2.1.4.1) or other entity of any kind or nature, and (iv) "AFFILIATE" shall have the meaning specified in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

        2.1.2.  CAPITAL STRUCTURE.

           2.1.2.1. The authorized share capital of BP Amoco is $6,000,000,000 and L12,750,000. As of the close of business on March 29, 1999, the allotted share capital of BP Amoco consisted of 9,720,380,579 BP Amoco Ordinary Shares, not more than 7,232,838 8% cumulative first preference shares, of nominal value L1 each ("BP AMOCO FIRST PREFERENCE SHARES"), and not more than 5,473,414 9% cumulative second preference shares, of nominal value L1 each ("BP AMOCO SECOND PREFERENCE SHARES"). All of the outstanding BP Amoco Ordinary Shares, BP Amoco First Preference Shares and BP Amoco Second Preference Shares have been, and the BP Amoco Ordinary Shares to be issued as Merger Consideration shall be, duly authorized and validly issued and are or will be, as the case may be, fully paid or credited as fully paid. As of March 31, 1999, BP Amoco has no BP Amoco Ordinary Shares, BP Amoco First Preference Shares or BP Amoco Second Preference Shares reserved for or otherwise subject to issuance, except for BP Amoco Ordinary Shares held by trusts or otherwise subject to issuance in relation to option schemes pursuant to which BP Amoco Ordinary Shares may be issued in the ordinary course of business (the "OPTION SCHEMES"). Each of the outstanding shares of capital stock or other ownership interests of each of BP Amoco's Subsidiaries that constitutes a "SIGNIFICANT SUBSIDIARY" (as defined in Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act) is duly authorized, validly issued, fully paid and nonassessable and owned by BP Amoco or a direct or indirect wholly owned Subsidiary of BP Amoco, in each case free and clear of any lien, pledge, security interest, claim or other encumbrance ("ENCUMBRANCE"). Except as set forth above or as contemplated by this Agreement, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind which obligate BP Amoco or any of its Subsidiaries to issue or to sell any shares of capital stock or other securities of BP Amoco or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire from BP Amoco or any of its Subsidiaries, any securities of BP Amoco or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. BP Amoco does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of BP Amoco on any matter.

           2.1.2.2. The authorized capital stock of ARCO consists of 600,000,000 ARCO Common Shares, of which 325,937,777 ARCO Common Shares were issued and outstanding as of the close of business on March 26, 1999, 75,000,000 shares of Preferred Stock, par value $.01 per share ("ARCO PREFERRED STOCK"), of which no shares were outstanding as of the date hereof; 78,089 shares of $3.00 Cumulative Convertible Preference Stock, par value $1.00 per share ("ARCO $3.00 PREFERENCE STOCK"), of which 49,749 shares were outstanding as of March 26, 1999; and 833,776 shares of $2.80 Cumulative Convertible Preference Stock, par value $1.00 per share ("ARCO $2.80 PREFERENCE STOCK"), of which 564,439 shares were outstanding as of

       March 26, 1999 (the ARCO $3.00 Preference Stock and the ARCO $2.80 Preference Stock being referred to herein as the "ARCO PREFERENCE STOCK"). All of the outstanding ARCO Common Shares and shares of ARCO Preference Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of March 31, 1999, ARCO has no ARCO Common Shares, shares of ARCO Preferred Stock or shares of ARCO Preference Stock reserved for or otherwise subject to issuance, except that (i) as of the close of business on March 29, 1999, there were 13,927,493.16 ARCO Common Shares subject to issuance pursuant to options or other common stock equivalents (excluding Prospective Dividend Share Credits (as defined in the ELTIP)) outstanding under the plans of ARCO identified in paragraph 2.1.2.2 of the ARCO Disclosure Letter as being the only ARCO Compensation and Benefit Plans pursuant to which ARCO Common Shares may be issued (the "ARCO STOCK PLANS"); and (ii) as of the date hereof, there are not less than 64,861,617 ARCO Common Shares reserved for issuance pursuant to the Stock Option Agreement. Each of the outstanding shares of capital stock or other ownership interests of each of ARCO's Significant Subsidiaries (or, in the case of Vastar Resources, Inc. ("VASTAR"), the shares of capital stock of Vastar owned by ARCO) is duly authorized, validly issued, fully paid and nonassessable and owned by ARCO or a direct or indirect wholly owned subsidiary of ARCO, in each case free and clear of any Encumbrance. Except as set forth above or as contemplated by this Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind which obligate ARCO or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of ARCO or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire from ARCO or any of its Subsidiaries, any securities of ARCO or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. The ARCO Common Shares issuable pursuant to the Stock Option Agreement have been duly reserved for issuance by ARCO, and upon any issuance of such ARCO Common Shares in accordance with the terms of the Stock Option Agreement, such ARCO Common Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Encumbrance. ARCO does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of ARCO on any matter.

        2.1.3.  CORPORATE AUTHORITY; APPROVAL AND FAIRNESS.

           2.1.3.1. BP Amoco has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Stock Option Agreement and to consummate the Merger and the other transactions contemplated hereby and thereby, subject only to the approval of the Merger by, on a show of hands, not less than the requisite majority of the holders of outstanding BP Amoco Ordinary Shares, BP Amoco First Preference Shares and BP Amoco Second Preference Shares (collectively, the "BP AMOCO VOTING SHARES") present in person or, on a poll, not less than the requisite majority of the votes attaching to the BP Amoco Voting Shares voted by the holders in person or by proxy at the BP Amoco Shareholders Meeting (as defined in Section 3.4) (the "BP AMOCO REQUISITE VOTE"). The execution, delivery and performance of this Agreement and the Stock Option Agreement have been duly authorized by all necessary corporate action on the part of BP Amoco, and, assuming the due authorization, execution and delivery of this Agreement and the Stock Option Agreement by ARCO, this Agreement and the Stock Option Agreement constitute valid and binding agreements of BP Amoco, enforceable against BP Amoco in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "BANKRUPTCY AND EQUITY EXCEPTION"). The Board of Directors of BP Amoco has approved this Agreement, the Stock Option Agreement, the Merger and the other transactions contemplated hereby and thereby and the Board of Directors has received the opinion of its financial advisor, Morgan Stanley & Co. Incorporated, to the effect that, as of the date of this Agreement, the Exchange Ratio is fair to BP Amoco, from a financial point of view.

           2.1.3.2. ARCO has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the Stock Option Agreement and to consummate the Merger and the other transactions contemplated hereby and thereby, subject only to the adoption of this Agreement by the vote of the holders of a majority of the outstanding stock entitled to vote at the ARCO Stockholders Meeting (the "ARCO REQUISITE VOTE"). The execution, delivery and performance of this Agreement and the Stock Option Agreement have been duly authorized by all necessary corporate action on the part of ARCO and, assuming the due authorization, execution and delivery of this Agreement and the Stock Option Agreement by BP Amoco, this Agreement and the Stock Option Agreement constitute valid and binding agreements of ARCO enforceable against ARCO in accordance with their terms, subject to the Bankruptcy and Equity Exception. The Board of Directors of ARCO (A) has unanimously approved this Agreement, the Stock Option Agreement, the Merger and the other transactions contemplated hereby and thereby and declared the advisability of the Merger Agreement and (B) has received the opinions of its financial advisors, Goldman, Sachs & Co. and Salomon Smith Barney Inc., to the effect that, as of the date of this Agreement, the Exchange Ratio is fair to the holders of ARCO Common Shares (other than holders of Excluded ARCO Shares) from a financial point of view.

        2.1.4.  GOVERNMENTAL FILINGS; NO VIOLATIONS.

           2.1.4.1. Other than the necessary filings, permits, authorizations, notices, approvals, confirmations, consents, declarations and/or decisions (A) pursuant to Sections 1.2.2 and 3.3.1, (B) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), the Exchange Act, the Securities Act and the Exon-Florio provisions of the Omnibus Trade and Competitiveness Act of 1988 ("EXON-FLORIO"), (C) to comply with the rules and regulations of the NYSE or the LSE or any other stock exchanges on which securities of BP Amoco, ARCO or any of their respective Subsidiaries are listed, (D) to comply with Council Regulation (EEC) No 4064/89 as amended (the "REGULATION"), (insofar as the Merger constitutes a concentration with a Community dimension within the scope of the Regulation), (E) from the UK Office of Fair Trading that is not the intention of the UK Secretary of State for Trade and Industry to refer the Merger or any matters arising therefrom to the UK Monopolies and Mergers Commission (the "MMC") or from the Secretary of State for Trade and Industry in the event that the Merger or any matters arising therefrom are referred to the MMC (insofar as the Merger qualifies for investigation by the MMC under the UK Fair Trading Act 1973 or a referral is made by the European Commission to the UK Competent Authority under Article 9 of the Regulation), (F) with or from any other national authority within the European Community to which the Merger (or any part of it) is referred pursuant to Article 9 of the Regulation) and (G) from H.M. Treasury pursuant to section 765 of the Income and Corporation Taxes Act 1988 (or the confirmation from H.M. Treasury or the Inland Revenue that no such consent is required to the transactions contemplated by this Agreement) (such filings, permits, authorizations, notices, approvals, confirmations, consents, declarations and/or decisions to be made, given or obtained by BP Amoco being the "BP AMOCO REQUIRED CONSENTS" and by ARCO being the "ARCO REQUIRED CONSENTS"), no filings, notices, declarations and/or decisions are required to be made by it with, nor are any permits, authorizations, approvals or other confirmations or consents required to be obtained by it from, any governmental or regulatory (including stock exchange) authority, agency, court, commission, body or other governmental entity (including the U.K. Panel on Takeovers and Mergers (the "TAKEOVER PANEL")) (each, a "GOVERNMENTAL ENTITY"), in connection with the execution and delivery by it of this Agreement and the Stock Option Agreement and the consummation by it of the Merger and the other transactions contemplated hereby and thereby, except those the failure of which to make, give or obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

           2.1.4.2. The execution, delivery and performance of this Agreement and the Stock Option Agreement by it do not, and the consummation by it of the Merger and the other transactions contemplated hereby and thereby (including, in the case of BP Amoco, the issue of BP Amoco Ordinary Shares, and the deposit of BP Amoco Ordinary Shares by or on behalf of BP Amoco with the Depositary against issuance of BP Amoco Depositary Shares in accordance with the Deposit Agreement) will not, constitute or result in (A) a breach or violation of, or a default under, its memorandum or articles of association, in the case of BP Amoco, or its restated certificate of incorporation or by-laws, in the case of ARCO, or the comparable governing instruments of any of the Significant Subsidiaries of BP Amoco or ARCO (in each case as amended from time to time), (B) subject to making, giving or obtaining all necessary filings, permits, authorizations, notices, approvals, confirmations, consents, declarations and/or decisions described in Section 2.1.4.1 and all other necessary third-party consents as set forth in paragraph 2.1.4.2 of its Disclosure Letter, a breach or violation of, or a default under, the acceleration of any obligations or rights of third parties or the creation of an Encumbrance on the assets of it or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation ("CONTRACTS") binding upon it or any of its Subsidiaries or any law, ordinance, regulation, judgment, order, decree, arbitration, award, license or permit of any Governmental Entity ("LAW") or non-governmental permit or license to which it or any of its Subsidiaries is subject, or (C) any change in the rights or obligations of either Party under any of its Contracts, except, in the case of clause (B) or
       (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

        2.1.5.  REPORTS; FINANCIAL STATEMENTS.

           2.1.5.1. BP Amoco has made available to ARCO copies of (A) each registration statement, report and annual report prepared by it or its Subsidiaries and filed with the SEC since December 31, 1997, each in the form (including exhibits, annexes and any amendments thereto) filed with the SEC, a draft as of the date hereof of BP Amoco's Annual Report on Form 20-F for the year ended December 31, 1998 (the "BP AMOCO 20-F," December 31, 1998 being the "BP AMOCO AUDIT DATE"), and each quarterly report distributed by BP Amoco to its shareholders (collectively, including any such registration statement, report or annual report filed with the SEC or, in the case of quarterly reports, distributed to BP Amoco shareholders subsequent to the date hereof, the "BP AMOCO REPORTS"); and (B) all circulars, reports and other documents distributed by BP Amoco to its shareholders since the BP Amoco Audit Date. As of their respective dates, the BP Amoco Reports (i) complied in all material respects with, and any BP Amoco Report filed, distributed or delivered subsequent to the date hereof will comply in all material respects with, any applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder and (ii) did not, and any BP Amoco Report filed, distributed or delivered subsequent to the date hereof will not (and all circulars, reports and other documents referred to in clause (B) of the preceding sentence did not, and such materials circulated subsequent to the date hereof will not), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the audited consolidated balance sheets of BP Amoco and its Subsidiaries included in or incorporated by reference into the BP Amoco Reports (including the related notes and schedules) fairly presents, or will fairly present, in all material respects, the consolidated financial position of BP Amoco and its Subsidiaries as of its date, and each of the related consolidated statements of income, changes in shareholders' interest, total recognized gains and losses and cash flows included in or incorporated by reference into the BP Amoco Reports (including any related notes and schedules) fairly presents, or will fairly present, in all material respects, the consolidated results of its operations, retained earnings and cash flows of BP Amoco and its Subsidiaries as of the relevant dates for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with generally accepted accounting principles in the U.K. ("U.K. GAAP") consistently applied during the periods involved except as may be noted therein. The related notes reconciling to generally accepted accounting principles in the United States ("U.S. GAAP") the consolidated net income and shareholders' equity of BP Amoco and its Subsidiaries comply in all material respects with the requirements of the SEC applicable to such reconciliation.

           2.1.5.2. ARCO has made available to BP Amoco copies of each registration statement, report, proxy statement or information statement prepared by it or any of its Subsidiaries and filed with the SEC since December 31, 1998 (December 31, 1998 being the "ARCO AUDIT DATE," with the BP Amoco Audit Date and the ARCO Audit Date each being referred to herein as the relevant Party's "AUDIT DATE"), including ARCO's Annual Report on Form 10-K for the year ended December 31, 1998, each in the form (including exhibits, annexes and any amendments thereto) filed with the SEC (collectively, including any such registration statement, report, proxy statement or information statement filed with the SEC subsequent to the date hereof, the "ARCO REPORTS"). As of their respective dates, the ARCO Reports (i) complied in all material respects with, and any ARCO Report filed subsequent to the date hereof will comply in all material respects with, any applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder and (ii) did not, and any ARCO Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the ARCO Reports (including the related notes and schedules) fairly presents, or will fairly present, in all material respects, the consolidated financial position of ARCO and its Subsidiaries as of its date and each of the related consolidated statements of income, changes in stockholders' equity and cash flows included in or incorporated by reference into the ARCO Reports (including any related notes and schedules) fairly presents, or will fairly present in all material respects, the consolidated results of operations and cash flows of ARCO and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in accordance with U.S. GAAP consistently applied during the periods involved except as may be noted therein.

       The BP Amoco Reports and the ARCO Reports are collectively referred to herein as the "REPORTS," and references in this Agreement to "REPORTS FILED PRIOR TO THE DATE HEREOF" shall include, with respect to BP Amoco, the BP Amoco 20-F provided to ARCO on or prior to the date hereof.

        2.1.6. ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Reports filed prior to the date hereof, or as expressly contemplated by this Agreement, since its respective Audit Date it and its Subsidiaries have conducted their respective businesses only in, and have not engaged in any material transaction other than according to, the ordinary and usual course of such businesses, and there has not been (i) any change in the financial condition, properties, business or operating income of it and its Subsidiaries except those changes that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on it; (ii) any declaration, setting aside or payment of any dividend or other distribution in cash, stock or property in respect of its capital stock, except for dividends or other distributions on its capital stock publicly announced prior to the date hereof and except as expressly permitted hereby; (iii) any stock split, stock combination, recapitalization, redenomination of share capital or other similar transaction or issuance or authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except as expressly contemplated hereby or, in the case of ARCO, in the Stock Option Agreement; or (iv) any change by it in accounting principles, practices or methods except as required by changes in U.K. GAAP or U.S. GAAP, as the case may be. Since its respective Audit Date, except as provided for herein or as disclosed in the Reports filed prior to the date hereof, there has not been any material increase in the compensation payable or that could become payable by it or any of its Subsidiaries to officers or key employees or any amendment of any of its compensation or benefit plans or agreements other than increases or amendments in the ordinary course or as contemplated by this Agreement.

        2.1.7. LITIGATION AND LIABILITIES. Except as disclosed in the Reports filed prior to the date hereof, there are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations, complaints or proceedings pending or, to the knowledge of, in the case of BP Amoco, its Chief Executive Officer, Deputy Chief Executive Officer, Chief Financial Officer or General Counsel ("BP AMOCO EXECUTIVE DIRECTORS"), and, in the case of ARCO, its Chief Executive Officer, President, Chief Financial Officer or General Counsel ("ARCO EXECUTIVE OFFICERS"), threatened against it or any of its Affiliates or (ii) obligations or liabilities, whether or not accrued, contingent or otherwise and whether or not required to be disclosed, or any other facts or circumstances of which, in the case of BP Amoco, the BP Amoco Executive Directors, and, in the case of ARCO, the ARCO Executive Officers, have knowledge that would reasonably be expected to result in any claims against, or obligations or liabilities of, it or any of its Subsidiaries, except, in each case, for those that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on it or prevent, materially delay or materially impair its ability to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

        2.1.8. TAKEOVER STATUTES. Assuming that BP Amoco's representation and warranty set forth in Section 2.1.10.1 is true and correct, the board of directors of ARCO has taken or will take all appropriate and necessary action such that BP Amoco will not be prohibited from entering in a "BUSINESS COMBINATION" with ARCO as an "INTERESTED STOCKHOLDER" (in each case as such term is used in Section 203 of the DGCL) without complying with
    Section 203(a)(3) of the DGCL as a result of the execution and delivery of this Agreement and the Stock Option Agreement or the consummation of the transactions contemplated hereby and thereby. No other "FAIR PRICE," "MORATORIUM," "CONTROL SHARE ACQUISITION" or other similar anti-takeover statute or regulation, including such business combination provisions of the DGCL (each, a "TAKEOVER STATUTE"), and no anti-takeover provision in the restated certificate of incorporation or by-laws of ARCO is, or at the

    Effective Time will be, applicable to the Merger or any of the other transactions contemplated by this Agreement and the Stock Option Agreement.

        2.1.9. BROKERS AND FINDERS. Neither it nor any of its Subsidiaries, officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the execution and delivery of this Agreement, the Stock Option Agreement, the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement, except that (i) BP Amoco has employed Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Cazenove & Co. as its financial advisors, the arrangements with all of which have been disclosed to ARCO prior to the date hereof, and (ii) ARCO has retained Goldman, Sachs & Co. and Salomon Smith Barney Inc. as its financial advisors, the arrangements with both of which have been disclosed to BP Amoco prior to the date hereof.

        2.1.10.  OWNERSHIP OF OTHER PARTY'S COMMON STOCK.

           2.1.10.1. Neither BP Amoco nor any of its Subsidiaries "BENEFICIALLY OWNS" (as such term is defined in Rule 13d-3 under the Exchange Act) any ARCO Common Shares.

           2.1.10.2. Neither ARCO nor any of its Subsidiaries "BENEFICIALLY OWNS" (as such term is defined in Rule 13d-3 under the Exchange Act) any BP Amoco Ordinary Shares or BP Amoco Depositary Shares (other than any BP Amoco Ordinary Shares or BP Amoco Depositary Shares beneficially owned by an ARCO Compensation and Benefit Plan or an ARCO sponsored non-U.S. employee benefit plan and, if the DSC II Share Exchange is consummated prior to the Effective Time, by DSC II).

        2.1.11. MERGER SUB. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not (i) engaged in any business activities, (ii) conducted any operations other than in connection with the transactions contemplated hereby or (iii) incurred any liabilities other than in connection with the transactions contemplated hereby. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by ARCO and BP Amoco, this Agreement constitutes a valid and binding agreement of Merger Sub enforceable against Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. BP Amoco, as Merger Sub's sole stockholder, has approved Merger Sub's execution, delivery and performance of this Agreement and has adopted this Agreement.

        2.1.12.  ARCO EMPLOYEE BENEFIT PLANS.

           2.1.12.1. Set forth in Section 2.1.12 of the ARCO Disclosure Letter are all significant compensation and benefit plans, contracts, policies or arrangements currently in effect for U.S. based employees covering current or former employees of ARCO and its Subsidiaries and current or former directors of ARCO, including, but not limited to, "EMPLOYEE BENEFIT PLANS" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and deferred compensation, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans (the "ARCO COMPENSATION AND BENEFIT PLANS"). True and complete copies of all ARCO Compensation and Benefit Plans, including, but not limited to, any trust instruments and insurance contracts forming a part of any ARCO Compensation and Benefit Plan, and all amendments thereto have been provided or made available to BP Amoco.

           2.1.12.2. Except as set forth in Section 2.1.12 of the ARCO Disclosure Letter, none of the execution and delivery of this Agreement by ARCO, the performance by ARCO of its obligations hereunder, the consummation of the transactions contemplated by this Agreement

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
       nor any other action taken or failed to be taken by ARCO prior to the execution of this Agreement will (a) limit ARCO's right, in its sole discretion, to administer, amend or terminate any ARCO Compensation and Benefit Plan or any related trust instrument, (b) entitle any employees of ARCO or any of its Subsidiaries to severance pay, (c) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation, benefits or awards under, increase the amount payable or trigger any other material obligation pursuant to, any of the ARCO Compensation and Benefit Plans or (d) result in any breach or violation of, or a default under, any of the ARCO Compensation and Benefit Plans.

        2.1.13. ENVIRONMENTAL MATTERS. Except as disclosed in its Reports filed prior to the date hereof and except for such matters that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on it, to the knowledge of the BP Amoco Executive Officers or the ARCO Executive Officers, as applicable, (i) it and its Subsidiaries are in compliance with all applicable Environmental Laws; (ii) no property currently or formerly owned or operated by it or its Subsidiaries is contaminated with any Hazardous Substance requiring remediation under any Environmental Law; (iii) neither it nor any of its Subsidiaries is subject to liability under any Environmental Law for off-site disposal or contamination; (iv) neither it nor any of its Subsidiaries has received any claim, notice, demand or letter indicating that it may be in violation of, or subject to liability under, any Environmental Law; (v) neither it nor any of its Subsidiaries is subject to any order, decree, investigation, injunction or agreement with any Governmental Entity or any third party relating to any Environmental Law; and (vi) there are no other circumstances or conditions involving it or any of its Subsidiaries that reasonably could be expected to result in any claims, liabilities or costs in connection with any Environmental Law.

        As used herein, "ENVIRONMENTAL LAW" means any federal, state, local and foreign law, regulation, order, decree, common law or agency requirement relating to the protection of the environment or human health and safety, and "HAZARDOUS SUBSTANCE" means any substance, waste or byproduct in any concentration that is listed, classified or regulated pursuant to any Environmental Law, including petroleum and petroleum products and wastes, mine tailings and wastes, asbestos, lead products and polychlorinated biphenyls.

        2.1.14. ARCO RIGHTS PLAN. Assuming that BP Amoco's representation and warranty set forth in Section 2.1.10.1 is true and correct, the board of directors of ARCO has taken all action necessary to render the rights (the "RIGHTS") issued under the Rights Agreement, dated as of July 24, 1995 (the "RIGHTS AGREEMENT"), between ARCO and First Chicago Trust Company of New York inapplicable to the Merger, this Agreement, the Stock Option Agreement and the other transactions contemplated hereby and thereby. ARCO will take all necessary action with respect to all of the outstanding Rights so that, as of immediately prior to the Effective Time, (A) neither ARCO nor BP Amoco will have any obligations under the Rights or the Rights Agreement and (B) the holders of the Rights will have no rights under the Rights or the Rights Agreement.

        2.1.15. ARCO JOINT VENTURES; EXCLUSIVITY ARRANGEMENTS. For purposes of this Agreement, the material organizational documents, shareholder, membership or voting agreements and material agreements relating to the transfer of investments and management or operatorships to which it or any of its Subsidiaries is a party in connection with its joint ventures are referred to herein as the "JOINT VENTURE AGREEMENTS", and the non-compete, exclusivity or similar agreements pursuant to which the ability of ARCO or any of its Subsidiaries or Affiliates of any of them to engage in any line of business, to contract with third parties or to do business in any geographic area is restricted in any material manner, and any area-of-mutual-interest agreements, are referred to herein as the "EXCLUSIVITY AGREEMENTS". All of ARCO's Joint Venture Agreements and Exclusivity Agreements are, with respect to it and its Subsidiaries, valid and in full force and effect on the date hereof except for any failures to be in full force and effect that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on it. Neither ARCO nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act which with or without notice, lapse of time or both would constitute a default under the provisions of, any of its Joint Venture Agreements or Exclusivity Agreements, except in each case for such violations, acts or omissions as, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect on it; it being understood that no effect arising out of the execution, performance or consummation of this Agreement shall be deemed to have a Material Adverse Effect for purposes of this Section 2.1.15.

        2.1.16. TAX MATTERS. Neither it nor any of its Affiliates has taken or agreed to take any action that would, or failed to take any action the omission of which would, or has reason to believe that any conditions exist that could reasonably be expected to (i) prevent or impede the Merger from qualifying as a reorganization under Section 368(a) of the Code or (ii) cause the Eligible ARCO Shareholders to recognize taxable gain with respect to the Merger pursuant to Section 367(a) of the Code (except with respect to cash received in lieu of fractional interests in BP Amoco Depositary Shares).

    2.2. VASTAR. Notwithstanding anything to the contrary in this Article II, ARCO does not make any representation or warranty with respect to Vastar and its Subsidiaries (i) as of any date after the date hereof or (ii) for matters covered by the fifth sentence of Section 2.1.2.2, clauses (B) and (C) of Section 2.1.4.2, the last sentence of Section 2.1.6, and Section 2.1.12; PROVIDED, HOWEVER, that (x) ARCO represents and warrants as of the date hereof that, to the knowledge of the ARCO Executive Officers, without any investigation or inquiry, the representations and warranties referred to in the foregoing clause
(ii) are true and accurate with respect to Vastar and its Subsidiaries and (y) ARCO will make the representations and warranties contained in Sections 2.1.5.2 and 2.1.6(i) with respect to Vastar and its Subsidiaries as of the Closing Date as though made on the Closing Date (except that any such representation or warranty that by its terms expressly speaks as of an earlier date shall be true and correct as of its date) for purposes of Section 4.2.1.

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
                                  ARTICLE III

                                   Covenants

3.1. INTERIM OPERATIONS.

    3.1.1. INTERIM OPERATIONS OF BP AMOCO. BP Amoco covenants and agrees as to itself and its Subsidiaries that, after the date hereof and until the Effective Time (unless ARCO shall otherwise approve in writing and except as contemplated by the Share Subdivision, as otherwise contemplated by the BP Amoco Circular, as otherwise expressly contemplated by or provided in this Agreement (including the BP Amoco Disclosure Letter), or as required by applicable Law):

        3.1.1.1. BP Amoco shall not:

           (i) amend its memorandum and articles of association in any manner that would adversely affect the rights of any Party under this Agreement, the transactions contemplated hereby or the rights of holders of BP Amoco Ordinary Shares or BP Amoco Depositary Shares;

           (ii) split, combine, subdivide or reclassify its outstanding shares of capital stock;

           (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property in respect of any capital stock other than (A) regular quarterly cash dividends on BP Amoco Ordinary Shares consistent with past practice, including periodic dividend increases consistent with past practice, and (B) regular cash dividends on the issued and outstanding BP Amoco First Preference Shares and BP Amoco Second Preference Shares; or

           (iv) repurchase, redeem or otherwise acquire, or permit any of its Subsidiaries to purchase, redeem or otherwise acquire (except for repurchases, redemptions or acquisitions (A) required by the terms of its capital stock or securities outstanding on the date hereof or (B) required by or in connection with the respective terms as of the date hereof of any Option Schemes or any dividend reinvestment plan as in effect on the date hereof in the ordinary course of the operation of such plans) any shares of the capital stock of BP Amoco or any securities convertible into or exchangeable or exercisable for any shares of the capital stock of BP Amoco;

        3.1.1.2. neither BP Amoco nor any of its Subsidiaries shall issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind to acquire, the capital stock of BP Amoco of any class (other than (x) BP Amoco Ordinary Shares issuable or transferable pursuant to (A) options outstanding on the date hereof under the Option Schemes, (B) additional options or rights to acquire BP Amoco Ordinary Shares granted under the terms of any Option Scheme as in effect on the date hereof or as amended, or any similar option scheme adopted in replacement of or as an enhancement to any such option scheme, in each case in the ordinary course of the operation of such option scheme, and (C) the DSC II Share Exchange, (y) BP Amoco Ordinary Shares issuable or transferable pursuant to such options or rights so granted and (z) issuances of securities in connection with grants, awards or issuances of stock-based compensation);

        3.1.1.3. subject to the provisions of Section 3.5.1, neither BP Amoco nor any of its Subsidiaries shall take any action or omit to take any action for the purpose of preventing, delaying or impeding the consummation of the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement including any action or omission that would cause (i) the Merger to fail to qualify as a reorganization under Section 368(a) of the Code or (ii) the exchange of BP Amoco Shares for ARCO Common Shares in the Merger to fail to qualify for nonrecognition of gain (except with respect to (a) cash received in lieu of fractional interests in BP Amoco Depositary Shares or (b) stockholders of ARCO that are not Eligible ARCO Shareholders); and

        3.1.1.4. neither BP Amoco nor any of its Subsidiaries shall authorize or enter into an agreement to do any of the foregoing.

    3.1.2. INTERIM OPERATIONS OF ARCO. ARCO covenants and agrees as to itself and its Subsidiaries that, after the date hereof and until the Effective Time (unless BP Amoco shall otherwise approve in writing and except as otherwise expressly contemplated by or provided in this Agreement (including the ARCO Disclosure Letter) or the Stock Option Agreement, or as required by applicable Law, and subject to Section 3.17):

        3.1.2.1. the business of ARCO and its Subsidiaries shall be conducted in the ordinary and usual course and, to the extent consistent therewith, ARCO and each of its Subsidiaries shall use their respective best reasonable efforts to preserve its business organization intact and maintain its existing relations, status and goodwill with customers, suppliers, creditors, state, federal and foreign governmental authorities, lessors, employees and business associates;

        3.1.2.2. ARCO shall not:

           (i) amend its restated certificate of incorporation; amend its by-laws in any manner that would adversely affect the rights of any Party under this Agreement or the transactions contemplated hereby or affect the rights of holders of ARCO Common Shares; or, subject to the fiduciary duties of ARCO's board of directors, amend, modify or terminate the Rights Agreement;

           (ii) split, combine, subdivide or reclassify its outstanding shares of capital stock;

           (iii) declare, set aside or pay any dividend or distribution payable in cash, stock or property in respect of any capital stock other than (A) regular quarterly cash dividends on ARCO Common Shares not in excess of the quarterly cash dividends declared by ARCO in the quarter ended December 31, 1998 and (B) regular cash dividends on the issued and outstanding shares of ARCO Preference Stock; or

           (iv) repurchase, redeem or otherwise acquire, or permit any of its Subsidiaries to purchase, redeem or otherwise acquire (except for repurchases, redemptions or acquisitions (A) required by the terms of its capital stock or securities outstanding on the date hereof, (B) required by or in connection with the respective terms as of the date hereof of any ARCO Stock Plans or any dividend reinvestment plan as in effect on the date hereof in the ordinary course of the operation of such plans or
       (C) effected to acquire ARCO Common Shares from DSC II) any shares of the capital stock of ARCO or any securities convertible into or exchangeable or exercisable for any shares of the capital stock of ARCO;

        3.1.2.3. neither ARCO nor any of its Subsidiaries shall:

           (i) issue, sell, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable or exercisable for, or rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind to acquire, the capital stock of ARCO of any class (other than (A) ARCO Common Shares issuable or deliverable
       (x) pursuant to options outstanding on the date hereof under the ARCO Stock Plans, (y) in connection with the conversion of shares of ARCO Preference Stock in accordance with their terms or (z) pursuant to the Stock Option Agreement; (B) issuances of ARCO Common Shares, including Restricted Stock, Performance-Based Restricted Stock, Contingent Restricted Stock and Dividend Share Credits, in connection with grants and awards made prior to the date hereof; (C) issuances of

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
       securities in connection with grants, awards or issuances of stock-based compensation made in accordance with Section 3.1.2.4; (D) Rights issuable pursuant to the Rights Agreement in respect of ARCO Common Shares issued or to be issued in accordance with this clause (i) or Section 3.1.2.4;
       (E) ARCO Common Shares issuable upon the exercise of Rights; or (F) ARCO Common Shares exchangeable for BP Amoco Depositary Shares in the DSC II Share Exchange);

           (ii) transfer, lease, license, sell or otherwise dispose of any of its property or assets (including capital stock of any of its Subsidiaries), including any contribution of property or assets to a joint venture (including any joint venture that may be entered into pursuant to Section 3.1.2.3 (vii)) and any transfer or disposition in connection with financing transactions, other than property or assets having an aggregate fair market value of not more than $500 million; PROVIDED, HOWEVER, that ARCO shall not transfer, lease, license, sell or otherwise dispose of any individual property or asset with a fair market value in excess of $50 million without first consulting with BP Amoco;

           (iii) incur any indebtedness except for (x) long-term indebtedness not in excess of $1.5 billion incurred in connection with the refinancing of existing indebtedness and (y) commercial paper and short-term indebtedness repayable upon less than 30 days' notice without penalty (other than LIBOR "breakage" costs); PROVIDED, HOWEVER, that ARCO shall provide reasonable advance notice to and consult with BP Amoco on the development of, and any proposed changes in, ARCO's plans for such refinancings contemplated by clause (x) (including expected maturities and other material terms);

           (iv) make capital expenditures in an aggregate amount in excess of $2.7 billion during 1999 and $2.7 billion during 2000, PLUS, in each year no more than an additional 15% of such limit, after reasonable advance notice to and consultation with BP Amoco with respect to ARCO's plans for such additional capital expenditures; or, without first consulting with BP Amoco, authorize or commit to any individual future capital expenditure in an amount in excess of $50 million unless such consultation would be inconsistent with applicable Laws;

           (v) by any means make or authorize or commit to any acquisition of, or investment in, assets or stock of any other Person or entity except to the extent that such acquisition or investment is a capital expenditure permitted pursuant to Section 3.1.2.3(iv) or a contribution to a joint venture permitted pursuant to Section 3.1.2.3(ii);

           (vi) terminate any existing line of business; or

           (vii) without reasonable advance notice to and consultation with BP Amoco, enter into any new shareholder, membership or voting agreements or other agreements relating to the transfer of investments or management or operatorships in connection with joint ventures other than any such agreements with respect to which the total book value or fair market value (whichever is greater) of all of the assets of ARCO and its Subsidiaries to be employed in or subject to the relevant joint venture is less than $200 million;

        3.1.2.4. neither ARCO nor any of its Subsidiaries shall

           (i) terminate, establish, adopt, enter into, make any new (or accelerate or otherwise modify any existing) grants or awards of stock-based compensation or other benefits under, amend or otherwise modify any ARCO Compensation and Benefit Plan except for (A) grants or awards to directors, officers and employees of it or any of its Subsidiaries under existing ARCO Compensation and Benefit Plans in the ordinary and usual course of business consistent with past practice (which shall include normal periodic performance reviews and the making of related grants and awards with provisions consistent with past practice; but shall not include any grants or awards that would accelerate, vest or become payable solely as a result of the consummation of the transactions contemplated by this Agreement) and, with respect to stock-based compensation, in any event not in excess of a number of grants or awards (x) granted after the date of this Agreement and before December 31, 1999 that would (currently or with the passage of time or the fulfillment of conditions), in the aggregate, entitle the holders thereof to receive or to purchase 200,000 ARCO Common Shares pursuant to at-market stock options; and (y) granted after February 1, 2000 that would (currently or with the passage of time or the fulfillment of conditions), in the aggregate, entitle the holders thereof to receive or to purchase 1.5 million ARCO Common Shares pursuant to at-market stock options and 250,000 ARCO Common Shares pursuant to other equity-based awards, except that additional stock options may be substituted for other equity-based awards on an equivalent value basis, with calculation of the value of each equity instrument based on reasonable and customary valuation methods; (B) actions necessary to satisfy existing contractual obligations under ARCO Compensation and Benefit Plans in force as of the date hereof, as required by law or under the terms of any collective bargaining agreement or any other action in the ordinary and usual course of business which would not significantly increase the cost of such plan to ARCO; and (C) actions necessary in order to extend the effectiveness of the Enhanced Retirement Program as set forth in Section 41 of the ARCO Retirement Plan, Section 19 of the CH-Twenty, Inc. Retirement Plan and Section 4A and 5A of the ARCO Special Termination Allowance Plan (the "Enhanced Retirement Program"), including but not limited to the final average salary feature, as currently in effect, for qualifying terminations of employment occurring within two years following the Effective Time;

           (ii) increase the salary, wage, bonus or other compensation of any directors, officers or employees except for (A) increases occurring in the ordinary and usual course of business (which shall include normal periodic performance reviews and related compensation and benefit increases and increases reasonably required to maintain competitive compensation (based on market data) for specialized employees) and (B) the provision of individual compensation and benefit plans or agreements for newly hired or appointed officers or employees in the ordinary and usual course of business consistent with past practice; or

           (iii) make any determination with respect to the satisfaction of performance objectives under the ARCO Compensation and Benefit Plans other than reasonable determinations that are consistent with past practice;

        3.1.2.5. subject to the provisions of Section 3.5.1, neither ARCO nor any of its Subsidiaries shall take any action or omit to take any action for the purpose of preventing, delaying or impeding the consummation of the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement including any action or omission that would cause (i) the Merger to fail to qualify as a reorganization under Section 368(a) of the Code or (ii) the exchange of BP Amoco Shares for ARCO Common Shares in the Merger to fail to qualify for nonrecognition of gain (except with respect to (a) cash received in lieu of fractional interests in BP Amoco Depositary Shares or (b) stockholders of ARCO who are not Eligible ARCO Shareholders);

        3.1.2.6. ARCO shall timely satisfy, or cause to be timely satisfied, all applicable tax reporting and filing requirements contained in the Code with respect to the transactions contemplated hereby, including, without limitation, the reporting requirements contained in United States Treasury Regulation Section 1.367(a)-3(c)(6);

        3.1.2.7. neither ARCO nor any of its Subsidiaries shall:

           (i) without reasonable advance notice to and consultation with BP Amoco (unless BP Amoco is an adverse party with respect to such claim or litigation or to the extent such consultation would result in ARCO waiving its attorney-client privilege with respect to such claim or litigation), settle or compromise any claims or litigation where the amount of any such settlement or compromise exceeds $50,000,000; or

           (ii) make any election with respect to taxes that could reasonably be expected to have a Material Adverse Effect on it;

        3.1.2.8. ARCO shall not modify any accounting policy except as may be required by changes in Law or in U.S. GAAP;

        3.1.2.9. ARCO shall not create, write down or change any material reserve, except in the ordinary and usual course of business, without reasonable advance notice to and consultation with BP Amoco; and

        3.1.2.10. neither ARCO nor any of its Subsidiaries shall authorize or enter into an agreement to do any of the foregoing.

    3.1.3. CONSULTATION AS TO MATERIAL CONTRACTS. ARCO shall cooperate with BP Amoco promptly after the date hereof in identifying and creating a list of Contracts that may be considered material to ARCO and its Subsidiaries. ARCO agrees that it will provide reasonable advance notice to and consult with BP Amoco with respect to any material amendment, modification or termination of, or any waiver, release or assignment of any material rights or claims under, the Contracts so identified and listed other than in the ordinary and usual course of business of ARCO and its Subsidiaries.

3.2. ARCO ACQUISITION PROPOSALS.

    3.2.1. ARCO agrees that, subject to Section 3.2.3 and except as expressly contemplated by this Agreement, neither it nor any of its Subsidiaries nor any of the officers or directors of it or any of its Subsidiaries shall, and that it shall direct and use its best efforts to cause its and its Subsidiaries' employees, investment bankers, attorneys, accountants, financial advisors, agents or other representatives (collectively, the "ARCO REPRESENTATIVES") not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, dual-holding company transaction, consolidation or similar transaction involving ARCO, or any purchase of, or offer to purchase, all or substantially all of the equity securities of ARCO or of its and its Subsidiaries' assets taken as a whole (any such proposal or offer being hereinafter referred to as an "ARCO ACQUISITION PROPOSAL"). ARCO further agrees that neither it nor any of its Subsidiaries nor any of its or its Subsidiaries' officers or directors shall, and that it shall direct and use its best efforts to cause the ARCO Representatives not to, directly or indirectly, have any discussions with or provide any confidential information or data to any Person relating to an ARCO Acquisition Proposal or engage in any negotiations concerning an ARCO Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an ARCO Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in this Agreement shall prevent ARCO or its board of directors from (i) making any disclosure to its stockholders if, in the good faith judgment of its board of directors, failure so to disclose would be inconsistent with its obligations under applicable Law; (ii) negotiating with or furnishing information to any Person who has made a bona fide written ARCO Acquisition Proposal which did not result from a breach of this Section 3.2.1; or (iii) recommending such an ARCO Acquisition Proposal to its stockholders (and in connection therewith withdraw its approval or favorable recommendation to stockholders of this Agreement), if and only to the extent that, in the case of actions referred to in clause (ii) or clause (iii), such ARCO Acquisition Proposal is a Superior Proposal (as defined below). For purposes of this Agreement, a "SUPERIOR PROPOSAL" means any ARCO Acquisition Proposal by a third party (x) on terms which the board of directors of ARCO determines in its good faith judgment after consultation with its financial advisors, to be more favorable from a financial point of view to its stockholders than the Merger and the other transactions contemplated hereby, and (y) which the ARCO board of directors determines in

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
its good faith judgment to constitute a transaction that is reasonably likely to be consummated on the terms set forth, taking into account all legal, financial, regulatory and other aspects of such proposal. ARCO agrees that it will, on the date hereof, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any ARCO Acquisition Proposal. ARCO also agrees that if it has not already done so, it will promptly request each Person, if any, that has heretofore executed a confidentiality agreement within the 12 months prior to the date hereof in connection with its consideration of any ARCO Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries.

    3.2.2. ARCO agrees that it will take the necessary steps promptly to inform its Subsidiaries and its Subsidiaries' officers, directors and the ARCO Representatives of the obligations undertaken in this Section 3.2. ARCO agrees that it will notify BP Amoco promptly if any such inquiries, proposals or offers relating to or constituting an ARCO Acquisition Proposal are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its or its Subsidiaries' officers, directors and the ARCO Representatives indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers and thereafter shall keep BP Amoco informed, on a current basis, of the status and material terms and conditions of any such proposals or offers. ARCO shall give BP Amoco at least five business days' notice of all material terms and conditions of each ARCO Acquisition Proposal and the opportunity to respond to such ARCO Acquisition Proposal prior to any action by the ARCO board of directors approving the execution and delivery of a definitive agreement to implement a transaction in respect of such ARCO Acquisition Proposal.

    3.2.3. Nothing contained herein shall prohibit ARCO from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) under the Exchange Act with respect to an ARCO Acquisition Proposal by means of a tender or exchange offer.

    3.3. INFORMATION SUPPLIED.

    3.3.1.  REGISTRATION STATEMENT.

        3.3.1.1. Each of BP Amoco and ARCO shall cooperate with respect to and as promptly as practicable prepare, and BP Amoco shall file with the SEC as soon as practicable, a Registration Statement on Form F-4 (the "FORM F-4") under the Securities Act, with respect to the issuance pursuant to this Agreement and the Share Exchange Agreement of BP Amoco Shares, which Registration Statement shall include the proxy statement/prospectus to be sent to holders of ARCO Common Shares (the "ARCO PROXY STATEMENT") and, so far as appropriate, the BP Amoco Documents (as defined in Section 3.3.2.1). The Parties will cause the Form F-4 to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder. Each of BP Amoco and ARCO shall use its respective best reasonable efforts to have the Form F-4 declared effective by the SEC as promptly as practicable after such filing. BP Amoco shall use its reasonable efforts to obtain, prior to the effective date of the Form F-4, all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement. BP Amoco will advise ARCO, promptly after it receives notice thereof, of the time when the Form F-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the BP Amoco Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the ARCO Proxy Statement or the Form F-4 or comments thereon and responses thereto or requests by the SEC for additional information.

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
           3.3.1.2. BP Amoco and ARCO each agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Form F-4, including, without limitation, the ARCO Proxy Statement, and any amendment or supplement thereto will, at the time the Form F-4 becomes effective under the Securities Act, at the date of mailing to stockholders and at the time or times of the ARCO Stockholders Meeting (as defined in Section 3.4), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time prior to the date of the ARCO Stockholders Meeting any information relating to ARCO or BP Amoco, or any of their respective Affiliates, officers or directors, should be discovered by ARCO or BP Amoco which should be set forth in an amendment to the Form F-4 or a supplement to the ARCO Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and, to the extent required by Law, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the ARCO stockholders.

           3.3.1.3. ARCO will use its best reasonable efforts to cause the definitive ARCO Proxy Statement to be mailed to its stockholders as promptly as practicable after the date hereof.

        3.3.2.  BP AMOCO DOCUMENTS.

           3.3.2.1. BP Amoco shall, with the reasonable assistance of ARCO, as promptly as practicable prepare and file with the LSE (a) a circular to be sent to BP Amoco shareholders in connection with the BP Amoco Shareholders Meeting (as defined in Section 3.4) (the "BP AMOCO CIRCULAR"), containing (i) a notice convening the BP Amoco Shareholders Meeting, (ii) such other information (if any) as may be required by the LSE and (iii) such other information as BP Amoco and ARCO shall agree to include therein; and (b) listing particulars or an exempt listing document relating to BP Amoco and its Subsidiaries and the BP Amoco Ordinary Shares (together with any summary thereof, the "BP AMOCO LISTING DOCUMENT," and the BP Amoco Circular and the BP Amoco Listing Document, together, the "BP AMOCO DOCUMENTS"). BP Amoco and ARCO each agrees, as to itself and its Subsidiaries, that the BP Amoco Documents and any supplements thereto and any circulars or documents issued to shareholders, employees or debentureholders of BP Amoco, will contain all particulars relating to BP Amoco and ARCO required to comply in all material respects with all United Kingdom statutory and other legal provisions (including, without limitation, the Companies Act, the Financial Services Act 1986 (the "FSA") and the rules and regulations made thereunder, and the rules and requirements of the LSE) and all such information contained in the BP Amoco Documents will be substantially in accordance with the facts and will not omit anything material likely to affect the import of such information.

           3.3.2.2. BP Amoco will use its best reasonable efforts to cause the BP Amoco Documents to receive any clearance thereof required from the LSE and to cause the definitive BP Amoco Documents to be mailed to its shareholders, in each case as promptly as practicable after the date hereof.

           3.3.2.3. Notwithstanding any of the other provisions of this Section
       3.3 and for the avoidance of doubt, BP Amoco hereby agrees that (i) for the purposes of the preparation of the BP Amoco Circular and the BP Amoco Listing Document and any amendments or supplements thereto, ARCO shall only be obliged (pursuant to such other provisions) to supply BP Amoco with information to the extent that it relates solely to ARCO and/or its Subsidiaries, and (ii) neither ARCO, nor any of its Subsidiaries, nor any of its or their directors or other officers shall accept any responsibility for either the BP Amoco Circular or the BP Amoco Listing Document or the information included therein or omitted therefrom.

    3.4. SHAREHOLDERS MEETINGS. ARCO will take all action necessary to convene a special meeting of the holders of ARCO Common Shares at which the holders of ARCO Common Shares shall consider the adoption of this Agreement (including any adjournments or postponements thereof, the "ARCO STOCKHOLDERS MEETING") as promptly as practicable after the Form F-4 has been declared effective by the SEC. BP Amoco will take all action necessary to convene an extraordinary general meeting of BP Amoco shareholders at which an ordinary resolution will be proposed to consider the approval of the Merger (the "BP AMOCO SHAREHOLDER MEETING") after the BP Amoco Documents are cleared by the LSE and the Form F-4 has been declared effective by the SEC. BP Amoco and ARCO each agrees to use best reasonable efforts such that, to the extent practical, the ARCO Stockholders Meeting and the BP Amoco Shareholders Meeting each shall be held as promptly as practicable after the conditions precedent to holding such meeting have been fulfilled and as nearly contemporaneously as practicable. Subject to the terms of this Agreement, including the provisions of Section 3.2, the board of directors of each of BP Amoco and ARCO shall recommend to its respective shareholders, in the case of BP Amoco, the approval of the Merger and, in the case of ARCO, the adoption of the Merger Agreement and shall use best reasonable efforts to solicit such adoption unless it concludes, in the exercise of its fiduciary duties, after consultation with outside counsel, that the Merger is no longer advisable for its shareholders; PROVIDED, HOWEVER, that neither BP Amoco nor ARCO shall be entitled to withdraw its recommendation to its respective shareholders if to do so would be inconsistent with the obligations it has expressly assumed elsewhere in this Agreement. In the event that subsequent to the date hereof, the board of directors of BP Amoco and/or ARCO determines that the Merger or the Merger Agreement, as the case may be, is no longer advisable and recommends that its respective shareholders reject it, BP Amoco shall nevertheless submit the Merger to the holders of BP Amoco Voting Shares for approval at the BP Amoco Shareholders meeting and ARCO shall nevertheless submit this Agreement to the holders of ARCO Common Shares, for adoption at the ARCO Stockholders Meeting, in each case unless this Agreement shall have been terminated in accordance with its terms prior to the date of the applicable meeting.

    3.5.  FILINGS; OTHER ACTIONS; NOTIFICATION.

        3.5.1. BP Amoco and ARCO shall each cooperate with the other and (i) use (and shall use best reasonable efforts to cause their respective Subsidiaries to use) all their respective best reasonable efforts promptly to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable under this Agreement, the Stock Option Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) use (and shall use best reasonable efforts to cause their respective Subsidiaries to use) all their respective best reasonable efforts to obtain as promptly as practicable all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any third party (other than BP Amoco Required Consents and ARCO Required Consents) necessary, proper or advisable to consummate the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement, and (iii) use (and shall use best reasonable efforts to cause their respective Subsidiaries to use) their respective best reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable to obtain the BP Amoco Required Consents or ARCO Required Consents, as the case may be; it being understood that, for purposes of this
    Section 3.5, the Parties agree that "best reasonable efforts" shall require (without limitation of any other meaning of such words) each Party to accept or agree to, at such time as may be required to cause the condition set forth in Section 4.1.2 to be fulfilled prior to the Termination Date, as it may be extended pursuant to Section 5.2, any conditions, terms or restrictions in connection with any such BP Amoco Required Consent or ARCO Required Consent, as the case may be, unless all such conditions, terms and restrictions, in the aggregate, would be reasonably likely to have a Material Adverse Effect on BP Amoco or ARCO after the Effective Time (it being understood that, for this purpose materiality shall be considered solely with respect to the total value of the U.S. operations of BP Amoco, ARCO and their Subsidiaries, taken together). Subject to applicable Laws relating to the exchange of information, BP Amoco and ARCO shall have the right to review in advance, and to the extent practicable each will consult the other on, all the information relating to ARCO and its Subsidiaries or BP Amoco and its Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement. In exercising the foregoing right, each of BP Amoco and ARCO shall act reasonably and as promptly as practicable.

        3.5.2. BP Amoco and ARCO each shall, upon request by and reasonable notice from the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and shareholders or stockholders and such other matters as may be reasonably necessary or advisable in connection with the Form F-4, the BP Amoco Documents, the ARCO Proxy Statement or any other necessary or appropriate filing, notice, petition, statement, registration, submission of information or application made by or on behalf of BP Amoco or ARCO or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

        3.5.3. BP Amoco and ARCO each shall keep the other apprised of the status of matters relating to completion of the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement, including promptly furnishing the other with copies of notices or other communications received by BP Amoco or ARCO, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement. BP Amoco and ARCO each shall give prompt notice to the other of any change that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on it or of any failure of any condition set forth in Article IV to the other Party's obligations to effect the Merger.

        3.5.4. Prior to making any filing, notice, petition, statement, registration, submission of information or application to or with any third party and/or Governmental Entity (including any domestic or foreign national securities exchange) in connection with the consummation of the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement and except as may be required by Law or by obligations pursuant to any listing agreement with or rules of any domestic or foreign national securities exchange, each Party shall make all reasonable efforts to consult with the other Party with respect to the content of such filing, notice, petition, statement, registration, submission of information or application and to provide the other Party with copies of the proposed filing, notice, petition, statement, registration, submission of information or application. Neither BP Amoco nor ARCO shall agree to participate in any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry relating to the Merger and the other transactions contemplated by this Agreement or the Stock Option Agreement unless it consults with the other Party in advance and, to the extent

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
    practicable and permitted by such Governmental Entity, gives the other Party the opportunity to attend and participate thereat.

    3.5.5. In the event any claim, action, suit, investigation or other proceeding by any Governmental Entity or other Person or other legal or administrative proceeding is commenced that questions the validity or legality of this Agreement, the Stock Option Agreement, or the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement or claims damages in connection therewith, the Parties agree to cooperate and use their best reasonable efforts, subject to the limitations set forth in Section 3.5.1, to defend against, respond to and resolve such claim, action, suit, investigation or other proceeding in a manner that permits the consummation of the Merger prior to the Termination Date.

    3.6. ACCESS. In order to facilitate consummation of the Merger and the other transactions contemplated by this Agreement, the Parties hereby agree that upon reasonable request to any executive officer of BP Amoco or ARCO, as the case may be, designated for the purpose, and except as may otherwise be required by applicable Law, BP Amoco and ARCO each shall (and shall cause its Subsidiaries to) afford the other's officers, employees, investment bankers, attorneys, accountants, financial advisors, agents or other representatives reasonable access, during normal business hours throughout the period prior to the Effective Time, to its properties, books, contracts and records and, during such period, each shall (and shall cause its Subsidiaries to) furnish promptly to the other all information concerning its business, properties and personnel as may reasonably be requested, PROVIDED that no receipt of information pursuant to this Section shall affect or be deemed to modify any representation or warranty made by BP Amoco or ARCO hereunder, and PROVIDED, FURTHER, that the foregoing shall not require BP Amoco or ARCO to permit any inquiry, or to disclose any information, that in the reasonable judgment of BP Amoco or ARCO, as the case may be, would (i) violate any antitrust or competition Law or (ii) result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality to third parties unless the consent of such third party is obtained (and BP Amoco or ARCO, as the case may be, shall use its reasonable efforts to obtain the consent of such third party to such inspection or disclosure). All such information shall be governed by the terms of the Confidentiality Agreement, dated January 28, 1999, between BP Amoco and ARCO (the "CONFIDENTIALITY AGREEMENT"), including without limitation all such information disclosed in the Disclosure Letters.

    3.7. PUBLICITY. The initial press release concerning this Agreement, the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement shall be a joint press release, and thereafter BP Amoco and ARCO shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement.

    3.8.  BENEFITS AND OTHER MATTERS.

        3.8.1.  EMPLOYEE BENEFITS.

           3.8.1.1. It is the specific intention of the Parties that the compensation and benefit programs (including annual and long-term incentive programs) to be provided by BP Amoco and its Subsidiaries for current and former employees of ARCO will be no less favorable in the aggregate than is provided to similarly situated employees of BP Amoco and its Subsidiaries.

           3.8.1.2. For at least one year following the Effective Time, BP Amoco shall provide or cause to be provided to current and former employees and directors of ARCO and its Subsidiaries compensation and benefits that are at least as favorable in the aggregate (taking into account the benefits provided pursuant to this Section 3.8) as the compensation and benefits they were entitled to receive immediately prior to the Effective Time (including, without limitation, benefits pursuant to qualified and non-qualified retirement plans, savings plans, medical plans and programs, deferred compensation arrangements, incentive plans, and retiree benefit plans, policies and arrangements); PROVIDED, HOWEVER, that, with respect to employees who are subject to collective bargaining, all benefits shall be provided in accordance with the applicable collective bargaining or other labor agreements; and PROVIDED, FURTHER, that all incentive, bonus and similar plans shall after the Effective Time be substantially performance-based.

           3.8.1.3. BP Amoco shall cause (i) ARCO's and its Subsidiaries' (other than Vastar's) existing severance programs (as in effect immediately prior to the Effective Time) to continue without any reduction in benefits for at least two years following the Effective Time; (ii) beginning with the first full plan year after the Effective Time, interest to be credited to the accounts of participants under the ARCO Executive Deferral Plan (as in effect at the Effective Time) at the greater of (x) the interest rate credited under a comparable BP Amoco plan maintained in the United States for senior executives or (y) the "Citibank Base Rate," as defined in the ARCO Executive Deferral Plan; PROVIDED, HOWEVER, that for the period ending upon completion of ten full plan years after the Effective Time, such rate shall be no less than 125% of the 120-month rolling average of the 10-year U.S. Treasury Note rate for each applicable 120-month period ending June 30 (determined in a manner consistent with past practice), such rate to be effective for the immediately following plan year, except that the minimum rate shall be the Citibank Base Rate in those limited circumstances in which it is determined by ARCO management, in its sole discretion pursuant to a formal action taken prior to the Effective Time, that any participant has failed to satisfactorily perform his/her duties consistent with pre-established goals previously communicated to the participant and such failure to so perform has not otherwise been excused by ARCO management; and (iii) the ARCO outplacement policies and, for executives, financial counseling policies, as in effect as of the date hereof, to be maintained for two years following the Effective Time.

           3.8.1.4. Following the Effective Time, BP Amoco shall, and shall cause its Subsidiaries to, recognize service with ARCO and its Subsidiaries and any predecessor entities (and any other service credited by ARCO under similar benefit plans), prior to the Effective Time for all purposes (including, without limitation, eligibility to participate, vesting, benefit accrual, eligibility to commence benefits and severance) under any benefit plans of BP Amoco or its Subsidiaries in which the particular employee or former employee of ARCO (or its respective Subsidiaries) participates to the same extent as if such service had been rendered to BP Amoco or any of its Subsidiaries; PROVIDED HOWEVER, that the foregoing shall not result in any duplication of benefits for the same period of service. From and after the Effective Time, BP Amoco shall, and shall cause its Subsidiaries to, recognize any and all appropriate out-of-pocket expenses of each employee or former employee of ARCO and its Subsidiaries for purposes of determining such employee's and former employee's (including their beneficiaries and dependents) deductible and co-payment expenses under BP Amoco's medical benefit plans. BP Amoco shall waive, or cause to be waived, any pre-existing condition limitation under any welfare benefit plan maintained by BP Amoco or any of its Subsidiaries in which employees of ARCO and its Subsidiaries (and their respective eligible dependents) will be eligible to participate on or following the Effective Time to the extent such pre-existing condition limitation was waived or satisfied under the comparable ARCO plan.

           3.8.1.5. From and after the Effective Time, BP Amoco shall honor, fulfill and discharge, and shall cause its Subsidiaries to honor, fulfill and discharge, in accordance with its terms, each existing employment, change of control, severance and termination agreement between ARCO or any of its Subsidiaries, and any officer, director or employee of such company, including without limitation (i) all legal and contractual obligations pursuant to outstanding retirement plans, including the extension of the Enhanced Retirement Program, pursuant to Section 3.1.2.4(i), salary and bonus deferral plans, vested and accrued benefits and similar employment and benefit arrangements and agreements in effect as of the Effective Time, including all the "change of control" provisions under the plans, programs, policies and agreements listed in Section 3.8.1.5 of the ARCO Disclosure Letter, and (ii) all vacation, personal and sick days accrued by employees of ARCO and its Subsidiaries as of the Effective Time. BP Amoco acknowledges that the consummation of the Merger will constitute a "change of control" as respectively defined under the plans, programs, policies and agreements listed in Section 3.8.1.5 of the ARCO Disclosure Letter.

           3.8.1.6. From and after the Effective Time, BP Amoco shall recognize, and cooperate in good faith with, the Independent Plan Administrator (the "IPA") of the ARCO Supplemental Executive Benefit Plans Trust Agreement; PROVIDED, HOWEVER, that BP Amoco agrees to cooperate with ARCO and the IPA in an effort to effect the transfer and/or assumptions of any plan, or portion thereof, under the administration of ARCO or the IPA to any successor plan or trust, as may be requested by ARCO or the IPA.

    3.8.2.  DIRECTOR AND OFFICER LIABILITY.

        3.8.2.1. BP Amoco agrees that all rights to indemnification and all limitations on liability existing in favor of any Indemnitee (as defined below) in respect of acts or omissions of such Indemnitees on or prior to the Effective Time as provided in the restated certificate of incorporation and by-laws of ARCO or an agreement between an Indemnitee and ARCO or its Subsidiaries in effect as of the date hereof shall continue in full force and effect in accordance with the terms thereof.

        3.8.2.2. For six years after the Effective Time, BP Amoco shall indemnify and hold harmless the individuals who on or prior to the Effective Time were officers or directors of ARCO or any of its Subsidiaries (the "INDEMNITEES") (i) with respect to all acts or omissions by them in their capacities as officers or directors of ARCO in connection with the approval of this Agreement and the transactions contemplated hereby and (ii) to the same extent indemnified as set forth in Section 3.8.2.1, with respect to all other actions or omissions by them in their capacities as officers or directors of ARCO, or taken by them at the request of, ARCO or any of its Subsidiaries. In the event any claim in respect of which indemnification is available pursuant to the foregoing provisions is asserted or made within such six-year period, all rights to indemnification shall continue until such claim is disposed of or all judgments, orders, decrees or other rulings in connection with such claim are duly satisfied.

        3.8.2.3. For six years after the Effective Time, BP Amoco shall procure the provision of directors' and officers' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Person currently covered by ARCO's directors' and officers' liability insurance policy on terms set forth in the BP Amoco Disclosure Letter. Such liability insurance procured by BP Amoco may provide "first dollar" coverage, without any requirement to first seek indemnification from the Surviving Corporation or BP Amoco.

        3.8.2.4. The obligations of BP Amoco under this Section 3.8.2 shall not be terminated or modified in such a manner as to adversely affect any Indemnitee to whom this Section 3.8.2 applies without the consent of such affected Indemnitee (it being expressly agreed that the Indemnitees to whom this Section 3.8.2 applies shall be third party beneficiaries of this
    Section 3.8.2).

    3.9. EXPENSES. Except as otherwise provided in Section 5.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the Stock Option Agreement, the Merger and the other transactions contemplated by this Agreement and the Stock

Option Agreement shall be paid by the party incurring such expense, except that the parties shall share equally the costs and expenses of filing, printing and distributing the Form F-4, the ARCO Proxy Statement, the BP Amoco Documents and related documents.

    3.10. TAKEOVER STATUTES. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement and the Stock Option Agreement, each of BP Amoco and ARCO and its board of directors shall, subject to applicable Law, grant such approvals and take such actions as are necessary so that the Merger and the other transactions contemplated by this Agreement and the Stock Option Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and the Stock Option Agreement, and otherwise act to eliminate or minimize the effects of such Takeover Statute on such transactions.

    3.11. DIVIDENDS. At least until December 31, 2003, dividends on the BP Amoco Ordinary Shares will be announced in U.S. dollars and paid to holders of BP Amoco Depositary Shares in U.S. dollars and to holders of BP Amoco Ordinary Shares in pounds sterling. ARCO agrees that it will coordinate its record dates for dividends on ARCO Common Shares with BP Amoco's record dates for dividends on BP Amoco Ordinary Shares so that record dates with respect to dividends to which holders of ARCO Common Shares will be entitled, whether declared with respect to ARCO Common Shares or, after the Effective Time, with respect to BP Amoco Ordinary Shares, do not occur more or less frequently than once each calendar quarter.

    3.12. LISTING APPLICATIONS. BP Amoco shall promptly prepare and submit to the LSE a listing application with respect to the BP Amoco Ordinary Shares issuable in the Merger, and to each of the NYSE and Pacific Exchange a listing application in respect of the BP Amoco Depositary Shares issuable in the Merger and in the DSC II Share Exchange, and shall use its best efforts to obtain, prior to the Effective Time, approval for the listing of such BP Amoco Ordinary Shares, in the case of the LSE, subject to allotment, and such BP Amoco Depositary Shares, in the case of the NYSE, subject to official notice of issuance. After the Closing, BP Amoco shall take any action that may be required under applicable Laws, including, if necessary, the submission of additional listing applications, as and when required, to provide for the listing (i) on the London Stock Exchange of all BP Amoco Ordinary Shares and (ii) on the NYSE of all BP Amoco Depositary Shares, in each case that may be issued after the Effective Time in respect of ARCO Stock Options or otherwise under any ARCO Stock Plan (or any successor thereto).

    3.13.  LETTERS OF ACCOUNTANTS.

        3.13.1. BP Amoco shall use its best reasonable efforts to cause to be delivered to ARCO "comfort" letters of Ernst & Young, BP Amoco's independent public accountants, dated the effective date of the Form F-4 and the Closing Date, respectively, and addressed to ARCO and its directors, in form reasonably satisfactory to ARCO and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form F-4.

        3.13.2. ARCO shall use its best reasonable efforts to cause to be delivered to BP Amoco "comfort" letters of PricewaterhouseCoopers, ARCO's independent public accountants, dated the effective date of the Form F-4 and the Closing Date, respectively, and addressed to BP Amoco and its directors, in form reasonably satisfactory to BP Amoco and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements similar to the Form F-4.

    3.14. AGREEMENTS OF ARCO AFFILIATES. Prior to the date of the ARCO Stockholders Meeting, ARCO shall cause to be prepared and delivered to BP Amoco a list identifying all persons who, at the time of the ARCO Stockholders Meeting, ARCO believes may be deemed to be "affiliates" of ARCO for purposes of Rule 145 under the Securities Act (the "ARCO AFFILIATES"). BP Amoco shall be entitled to place restrictive legends on any BP Amoco ADRs (or any underlying BP Amoco Ordinary Shares that may be withdrawn upon surrender of such BP Amoco ADRs) received by such ARCO Affiliates. ARCO shall use its best efforts to cause each person who is identified as an ARCO Affiliate in such list to deliver to BP Amoco, at or prior to the Effective Time, a written agreement, in the form to be approved by the Parties, that such ARCO Affiliate will not sell, pledge, transfer or otherwise dispose of any BP Amoco Depositary Shares or BP Amoco Ordinary Shares issued to such ARCO Affiliate pursuant to the Merger (or any underlying BP Amoco Ordinary Shares that may be withdrawn upon surrender of such BP Amoco Depositary Shares), except pursuant to an effective registration statement or in compliance with Rule 145 or an exemption from the registration requirements of the Securities Act. BP Amoco shall not register the transfer of any BP Amoco Ordinary Shares and shall cause the Depositary not to register the transfer of any BP Amoco Depositary Shares unless such transfer is made in compliance with the foregoing.

    3.15. ACCOUNTING MATTERS. At least until December 31, 2003, BP Amoco shall include as supplemental disclosure in its consolidated financial statements a reconciliation of its consolidated net income and shareholders' equity to U.S. GAAP.

    3.16. TAX MATTERS. BP Amoco shall timely satisfy, or cause to be timely satisfied, all applicable tax reporting and filing requirements contained in the Code with respect to the transactions contemplated hereby, including, without limitation, the reporting requirements contained in the United States Treasury Regulation Section 1.367(a)-3(c)(6).

    3.17. VASTAR. Notwithstanding anything to the contrary in this Article III, if any action is taken by Vastar or any of its Subsidiaries, or Vastar or any of its Subsidiaries fails to take any action, that would (but for this Section 3.17) constitute a violation by ARCO of a provision of this Article III, ARCO shall be deemed to be in compliance with, and deemed not in violation of, such provision if ARCO has used reasonable efforts, consistent with the fiduciary duties of the Vastar directors designated by ARCO, to prevent such action or such failure to take action, as the case may be, on the part of Vastar and its Subsidiaries. For the purposes of Section 3.1.2.3, transactions by Vastar and its Subsidiaries shall not count toward the monetary amounts set forth therein.

    3.18. SECTION 103. BP Amoco shall, if and to the extent required, comply with its obligations under Section 103 of the U.K. Companies Act 1985 in respect of the Merger Consideration.

                                   ARTICLE IV
                                   Conditions

    4.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of BP Amoco, Merger Sub and ARCO to effect the Merger are subject to the satisfaction or waiver of each of the following conditions:

        4.1.1. SHAREHOLDER APPROVALS. This Agreement shall have been duly adopted by holders of ARCO Common Shares constituting the ARCO Requisite Vote, and the Merger shall have been duly approved by the shareholders of BP Amoco constituting the BP Amoco Requisite Vote.

        4.1.2. REGULATORY CONSENTS. All BP Amoco Required Consents and ARCO Required Consents from or with any Governmental Entity (collectively, "GOVERNMENTAL CONSENTS") in connection with the consummation of the Merger and the other transactions contemplated hereby shall have been made or obtained, except where the failure to obtain such Governmental Consent would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on BP Amoco or ARCO after the Effective Time, and such Governmental Consents shall not contain any terms or impose any conditions, terms or restrictions in connection with any such Governmental Consent which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect on BP Amoco or ARCO after the Effective Time (it being understood that, for this purpose, materiality shall be considered solely with respect to the total value of the U.S. operations of BP Amoco, ARCO and their Subsidiaries, taken together.

        4.1.3. LAWS AND ORDERS. No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger or the other transactions contemplated by this Agreement and that, individually or in the aggregate with all other such Laws, is reasonably likely to have a Material Adverse Effect on BP Amoco or ARCO or that would materially impair the ability of BP Amoco to consummate the Merger (collectively, an "ORDER"). The enactment, issuance, promulgation, enforcement or execution by any Governmental Entity of any Order with respect to a Governmental Consent shall not result in a failure of the conditions set forth in this Section
    4.1.3 if such Order imposes on BP Amoco or ARCO or their respective Subsidiaries conditions, terms or restrictions with respect to or upon the consummation of the Merger and such conditions, terms or restrictions, if contained solely in a Governmental Consent, would not result in the failure of the condition set forth in Section 4.1.2.

        4.1.4. EFFECTIVENESS OF FORM F-4. The Form F-4 shall have become effective prior to the mailing of the ARCO Proxy Statement to its stockholders, no stop order suspending the effectiveness of the Form F-4 shall then be in effect, and no proceedings for that purpose shall then be threatened by the SEC or shall have been initiated by the SEC and not concluded or withdrawn.

        4.1.5. EXCHANGE LISTINGS. The LSE shall have granted permission for admission to the Official List of the LSE, subject to allotment, of the BP Amoco Ordinary Shares to be issued pursuant to the Merger, and such permission shall not have been withdrawn prior to the Effective Time, and the BP Amoco Depositary Shares shall have been authorized for listing on the NYSE, subject to official notice of issuance.

    4.2. CONDITIONS TO OBLIGATIONS OF BP AMOCO AND MERGER SUB. The obligations of BP Amoco and Merger Sub to effect the Merger is also subject to the satisfaction or waiver by BP Amoco and Merger Sub prior to the Effective Time of the following conditions:

        4.2.1. REPRESENTATIONS AND WARRANTIES OF ARCO. The representations and warranties of ARCO set forth in this Agreement (i) to the extent qualified by Material Adverse Effect or any other materiality qualification shall be true and correct and (ii) to the extent not qualified by Material Adverse Effect or any other materiality qualification shall be true and correct, in each case when made and as of the Closing Date as though made on and as of the Closing Date (except as provided in Section 2.2 and except that any representation or warranty that by its terms expressly speaks as of an earlier date shall be true and correct as of such date) (provided that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on ARCO), and BP Amoco shall have received a certificate signed on behalf of ARCO by an executive officer of ARCO to such effect.

        4.2.2. PERFORMANCE OF OBLIGATIONS OF ARCO. ARCO shall have performed all material obligations required to be performed by it under this Agreement at or prior to the Closing Date, and BP Amoco shall have received a certificate signed on behalf of ARCO by an executive officer of ARCO to such effect.

    4.3. CONDITIONS TO OBLIGATION OF ARCO. The obligation of ARCO to effect the Merger is also subject to the satisfaction or waiver by ARCO prior to the Effective Time of the following conditions:

        4.3.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of BP Amoco and Merger Sub set forth in this Agreement (i) to the extent qualified by Material Adverse Effect or any other materiality qualification shall be true and correct and (ii) to the extent not qualified by Material Adverse Effect or any other materiality qualification shall be true and correct, in each case when made and as of the Closing Date as though made on and as of the Closing Date (except that any representation or warranty that by its terms expressly speaks as of an earlier date shall be true and correct as of such date) (provided that this clause (ii) shall be deemed satisfied so long as any failures of such representations and warranties to be true and correct, taken together, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on BP Amoco), and ARCO shall have received a certificate signed on behalf of BP Amoco by an executive officer of BP Amoco to such effect.

        4.3.2. PERFORMANCE OF OBLIGATIONS OF BP AMOCO. BP Amoco shall have performed all material obligations required to be performed by it under this Agreement at or prior to the Closing Date, and ARCO shall have received a certificate signed on behalf of BP Amoco by an executive officer of BP Amoco to such effect.

        4.3.3. TAX OPINION. ARCO shall have received an opinion from Cravath, Swaine & Moore, dated as of the Effective Time, substantially to the effect that, on the basis of the facts, representations and assumptions set forth in such opinion, the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that no gain or loss will be recognized by the stockholders of ARCO who exchange ARCO Common Shares solely for BP Amoco Shares pursuant to the Merger (except with respect to (i) cash received in lieu of fractional interests in BP Amoco Depositary Shares or (ii) stockholders of ARCO who are not Eligible ARCO Shareholders). In rendering such opinion, counsel may require and rely upon representation letters of BP Amoco and ARCO substantially in the form set forth as Exhibits B and C hereto, respectively.

                                   ARTICLE V
                                  Termination

    5.1. TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by shareholders of BP Amoco and the stockholders of ARCO referred to in Section 4.1.1, by mutual written consent of BP Amoco and ARCO, by action of their respective boards of directors.

    5.2. TERMINATION BY EITHER BP AMOCO OR ARCO. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of either BP Amoco or ARCO if (i) the Merger shall not have been consummated by March 31, 2000, whether such date is before or after the approvals by the shareholders of BP Amoco and the stockholders of ARCO (subject to extension as provided below, the "TERMINATION DATE"), (ii) any Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, whether before or after the approval by the shareholders of BP Amoco or the stockholders of ARCO, (iii) this Agreement shall not have been adopted by holders of ARCO Common Shares constituting the ARCO Requisite Vote at the duly held ARCO Stockholders Meeting, including any adjournment or postponement thereof or (iv) the Merger shall not have been approved by shareholders of BP Amoco constituting the BP Amoco Requisite Vote at the duly held BP Amoco Shareholders Meeting, including any adjournment or postponement thereof; PROVIDED that the right to terminate this Agreement pursuant to this
Section 5.2 shall not be available to a Party that has breached in any material respect its obligations under Section 3.5 or any of its other obligations under this Agreement in any manner that shall have proximately contributed to the failure of the Merger to be consummated; PROVIDED, FURTHER, that, if a condition set forth in Section 4.1.2 or 4.1.3 remains unsatisfied and shall not have been waived by each of the parties hereto on or prior to the Termination Date, either ARCO or BP Amoco may extend the Termination Date to June 30, 2000. The party electing pursuant to the foregoing proviso to extend the Termination Date shall deliver written notice to such effect to the other party on or before March 31, 2000, whereupon such extension shall be effective from and after April 1, 2000, and this Agreement may not be terminated and the Merger abandoned pursuant to
Section 5.2(i) until after such extended Termination Date.

    5.3. TERMINATION BY BP AMOCO. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by the shareholders of BP Amoco referred to in Section 4.1.1, by action of the board of directors of BP Amoco, if (i) the board of directors of ARCO shall have withdrawn its approval or favorable recommendation to stockholders of this Agreement; or (ii) ARCO or its board of directors shall take any of the actions described in clause (ii) or clause (iii) of the proviso to Section 3.2.1; or (iii) there shall be a breach by ARCO of any representation, warranty, covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in Section 4.2.1 or
4.2.2 and cannot be or is not cured prior to the Termination Date.

    5.4. TERMINATION BY ARCO. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by stockholders of ARCO referred to in Section 4.1.1, by action of the board of directors of ARCO, if (i) the board of directors of BP Amoco shall have withdrawn its approval or favorable recommendation to shareholders of the Merger or (ii) the board of directors of ARCO becomes entitled pursuant to Section 3.2.1 to recommend an ARCO Acquisition Proposal to its stockholders and, (A) at the time of such termination pursuant to this clause (ii), ARCO is in compliance with Section 3.2.1, (B) ARCO first pays to BP Amoco the ARCO Termination Amount and any amounts due to BP Amoco under the Stock Option Agreement and (C) ARCO concurrently enters into a definitive agreement to implement such ARCO Acquisition Proposal, or (iii) there shall be a breach by BP Amoco of any representation, warranty, covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in Section 4.3.1 or 4.3.2 and cannot be or is not cured prior to the Termination Date.

    5.5.  EFFECT OF TERMINATION AND ABANDONMENT.

        5.5.1. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article V, this Agreement (other than as set forth in Section 6.1) shall become void and of no effect with no liability on the part of either Party (or of any of its Representatives); PROVIDED, HOWEVER, that no such termination shall relieve either Party of any liability for damages resulting from any willful breach of this Agreement or from any obligation to pay, if applicable, the amounts payable pursuant to Section 5.5.2 or 5.5.3.

        5.5.2. In the event that (i) this Agreement is terminated by either BP Amoco or ARCO pursuant to Section 5.2(iii) and at the time of the ARCO Stockholders Meeting (or at any adjournment thereof) an ARCO Acquisition Proposal exists or (ii) (A) this Agreement is terminated by either BP Amoco or ARCO pursuant to Section 5.2(iii) and prior to such termination ARCO's board of directors shall have withdrawn its approval or favorable recommendation to its stockholders of this Agreement, (B) this Agreement is terminated by BP Amoco pursuant to Section 5.3(i), Section 5.3(ii) (solely with respect to the recommendation by ARCO or the board of directors of ARCO of an ARCO Acquisition Proposal) or Section 5.3(iii) (solely with respect to a willful breach of Section 3.2), or (C) this Agreement is terminated by ARCO in accordance with Section 5.4(ii), then ARCO shall promptly, but in no event later than two business days after the date of such termination or, in the case of termination pursuant to Section 5.4(ii), at the time provided therein, pay to BP Amoco as compensation for the Merger not becoming effective a termination payment equal to the ARCO Termination Amount (as defined below), which amount shall be exclusive of any expenses to be paid pursuant to Section 3.9, payable by wire transfer of same day funds. The term "ARCO TERMINATION AMOUNT" shall mean, in the case of termination by BP Amoco pursuant to clause (ii) of the preceding sentence, $450,000,000 (inclusive of value added tax, if any) or, in the case of termination by BP Amoco or ARCO pursuant to clause (i) of the preceding sentence, "ARCO TERMINATION AMOUNT" shall mean $250,000,000 (inclusive of value added tax, if any), PLUS, if (x) ARCO executes and delivers an agreement with respect to any ARCO Acquisition Proposal (an "ARCO ALTERNATIVE AGREEMENT") or (y) an ARCO Acquisition Proposal with respect to ARCO is consummated, in any such case, within 12 months from the date of termination, an additional $200,000,000 (inclusive of value added tax, if any) (which additional amount shall be paid promptly by wire transfer in same day funds, and in no event later than two business days after the earliest date on which the event requiring ARCO to pay such additional sum occurs). In the event that the board of directors of ARCO recommends the acceptance by ARCO stockholders of a third-party tender or exchange offer for the ARCO Common Shares, such recommendation shall be treated for purposes of this Section as though an ARCO Alternative Agreement had been executed. ARCO acknowledges that the agreements contained in this Section 5.5.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, BP Amoco would not enter into this Agreement; accordingly, if ARCO fails promptly to pay any amount due pursuant to this Section 5.5.2, and, in order to obtain such payment, BP Amoco commences a suit which results in a judgment against ARCO for the payment set forth in this Section 5.5.2, ARCO shall pay to BP Amoco its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the ARCO Termination Amount from each date for payment until the date of such payment at the prime rate of Citibank N.A. in effect on the date such payment was required to be made plus 2 percent.

        5.5.3. In the event that this Agreement is terminated (i) by ARCO pursuant to Section 5.4(i) or (ii) by either BP Amoco or ARCO pursuant to
    Section 5.2(iv) and prior to such termination BP Amoco's board of directors shall have withdrawn its approval or favorable recommendation to shareholders of the Merger, then BP Amoco shall promptly, but in no event later than two business days after the date of such termination, pay to ARCO a termination payment equal to the BP Amoco Termination Amount (as defined below), which amount shall be exclusive of any expenses to be paid pursuant to Section 3.9 payable by wire transfer of same day funds. The term "BP AMOCO TERMINATION AMOUNT" shall mean $500,000,000 (inclusive of value added tax, if any). BP Amoco acknowledges that the agreements contained in this Section 5.5.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, ARCO would not enter into this Agreement; accordingly, if BP Amoco fails promptly to pay any amount due pursuant to this Section 5.5.3, and, in order to obtain such payment, ARCO commences a suit which results in a judgment against BP Amoco for the payment set forth in this Section 5.5.3, BP Amoco shall pay to ARCO its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the BP Amoco Termination Amount from each date for payment until the date of such payment at the prime rate of Citibank N.A. in effect on the date such payment was required to be made plus 2 percent.

                                   ARTICLE VI
                           Miscellaneous and General

    6.1. SURVIVAL. This Article VI and the agreements of BP Amoco and ARCO contained in Article I, Sections 3.8 (Benefits and Other Matters), 3.15 (Accounting Matters) and Section 3.16 (Tax Matters) shall survive the Effective Time. This Article VI, the representations and warranties contained in Section
2.1.3 (Corporate Authority; Approval and Fairness), the agreements of BP Amoco and ARCO contained in Section 3.7 (Publicity), Section 3.9 (Expenses), Section
5.5 (Effect of Termination and Abandonment), and the last sentence of Section
3.6 (Access) shall survive the termination of this Agreement. All other representations, warranties, agreements and covenants in this Agreement shall not survive the Effective Time or the termination of this Agreement.

    6.2. MODIFICATION OR AMENDMENT. This Agreement may be modified or amended by agreement of the Parties, by action taken or authorized by their respective boards of directors, at any time prior to the Effective Time; PROVIDED, HOWEVER, that, after approval by ARCO stockholders of the matters presented at the ARCO Stockholders Meeting, no modification or amendment shall be made which under applicable Law requires further approval by such stockholders without such further approval. This Agreement may not be modified or amended except by an instrument in writing executed and delivered by duly authorized officers of each of the Parties.

    6.3. WAIVER. Any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective.

    6.4. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

    6.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

    6.6.  GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

        6.6.1. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN, AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO

    CONTRACTS TO BE PERFORMED WHOLLY IN SUCH STATE, EXCEPT TO THE EXTENT THAT IN THE CASE OF BP AMOCO, THE COMPANIES ACT AND ENGLISH LAW ARE APPLICABLE. The Parties hereby irrevocably submit to the jurisdiction of the federal courts of the United States of America located in the State of Delaware and the state courts of the State of Delaware, solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the Parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a court. The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.7, or in such other manner as may be permitted by Law, shall be valid and sufficient service thereof.

        6.6.2. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.6.

    6.7. NOTICES. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) when sent if sent by facsimile, provided that the facsimile is promptly confirmed by telephone confirmation thereof, (ii) when delivered, if delivered personally to the intended recipient, and (iii) one business day later, if sent by overnight delivery via a national courier service, and in each case, addressed to a Party at the following address for such Party:

    IF TO ARCO:

    ARCO

    Atlantic Richfield Company
    333 South Hope Street
    Los Angeles, California 90071
    Attention: Bruce Whitmore, Esq.
    Telecopier: 213-486-1818
    with copies to
    Cravath, Swaine & Moore
    Worldwide Plaza
    825 Eighth Avenue

    New York, New York 10019
    Attention: Richard Hall, Esq.
    Telecopier: (212) 474-3700
    and
    Clifford Chance
    200 Aldersgate Street
    London EC1A 4JJ
    England
    Attention: Adam Signy, Esq.
    Telecopier: 44-171-600-5555

    if to BP Amoco or Merger Sub:
    BP Amoco p.l.c.
    Brittanic House
    1 Finsbury Circus
    London EC2M 7BA
    England
    Attention: Peter B.P. Bevan, Esq.
            General Counsel
            Telecopier: 44-171-496-4592
    with copies to
    Sullivan & Cromwell
    125 Broad Street
    New York, New York 10004
    Attention: Benjamin F. Stapleton, Esq.
    Telecopier: (212) 558-3588
    and
    Linklaters & Paines
    One Silk Street
    London EC2Y 8HQ
    Attention: David Cheyne, Esq.
    Telecopier: 011-44-171-456-2222

or to such other Persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

    6.8. ENTIRE AGREEMENT. This Agreement (including any exhibits hereto), the Stock Option Agreement, the Share Exchange Agreement and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, between the Parties with respect to the subject matter hereof. References herein to this Agreement shall for all purposes be deemed to include references to the BP Amoco Disclosure Letter and the ARCO Disclosure Letter. Except as set forth in Sections 1.3, 1.5 and 3.8 (except for the provisions of Section 3.8.1.1 and 3.8.1.2), this Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, THE STOCK OPTION AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY OR THEREBY, NONE OF BP AMOCO, ARCO OR MERGER SUB MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES MADE BY ITSELF OR

ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, FINANCIAL AND LEGAL ADVISORS OR OTHER REPRESENTATIVES WITH RESPECT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE STOCK OPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER'S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

    6.9. OBLIGATIONS OF BP AMOCO AND OF ARCO. Whenever this Agreement requires a Subsidiary of BP Amoco to take any action, such requirement shall be deemed to include an undertaking on the part of BP Amoco to use best reasonable efforts to cause such Subsidiary to take such action. Subject to Section 3.17, whenever this Agreement requires a Subsidiary of ARCO to take any action, such requirement shall be deemed to include an undertaking on the part of ARCO to use best reasonable efforts to cause such Subsidiary to take such action.

    6.10. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision unless the substitution of such provision would materially frustrate the express intent and purposes of this Agreement, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

    6.11. INTERPRETATION. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

    6.12. ASSIGNMENT. This Agreement shall not be assignable by operation of law or otherwise, and any purported assignment in violation of this provision shall be void.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of BP Amoco, ARCO and Merger Sub as of the date hereof.

                                BP AMOCO P.L.C.

                                By:               /s/ JOHN BROWNE
                                     -----------------------------------------
                                       Name: (E.J.P. Browne)--Sir John Browne
                                           Title: Chief Executive Officer

                                By:                /s/ B.E. GROTE
                                     -----------------------------------------
                                                  Name: B.E. Grote
                                          Title: Executive Vice President

                                ATLANTIC RICHFIELD COMPANY

                                By:              /s/ MIKE R. BOWLIN
                                     -----------------------------------------
                                                Name: Mike R. Bowlin
                                          Title: Chairman of the Board and
                                              Chief Executive Officer

                                PRAIRIE HOLDINGS, INC.

                                By:             /s/ PETER B.P. BEVAN
                                     -----------------------------------------
                                                 Name: P.B.P. Bevan
                                                  Title: President

                                                                      APPENDIX B

                            [LOGO]

PERSONAL AND CONFIDENTIAL

March 31, 1999

Board of Directors
Atlantic Richfield Company
515 South Flower Street
Los Angeles, California 90071

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than BP Amoco p.l.c. ("BP Amoco") and any subsidiaries of BP Amoco or Atlantic Richfield Company ("ARCO")) of the outstanding shares of Common Stock, par value $2.50 per share (the "Shares"), of ARCO (the "Holders") of the exchange ratio of 0.82 American depositary shares ("ADRs"), each representing the right to receive six ordinary shares, of nominal value $0.50 each, of BP Amoco ("BP Amoco Common Stock"), or, at the election of each Holder,
4.92 shares of BP Amoco Common Stock, to be received for each Share (the "Exchange Ratio") pursuant to the Agreement and Plan of Merger, dated as of March 31, 1999, among BP Amoco, ARCO and Prairie Holdings, Inc., a direct wholly owned subsidiary of BP Amoco (the "Agreement").

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with ARCO having provided certain investment banking services to ARCO from time to time, including having acted as its financial advisor in connection with its divestiture of its United States and Australian coal assets, having acted as lead managing underwriter of a private placement of its preferred stock, having acted as dealer on its commercial paper program and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We have also provided from time to time, and continue to provide, certain investment banking services to BP Amoco, including having acted as lead-managing underwriter in connection with various public and other offerings of its and its subsidiaries' debt securities, having acted as co-managing underwriter of various public offerings of Amoco Corporation's debt securities, having acted as a dealer on its subsidiary BP America Inc.'s commercial paper program and providing general financial advisory services. Peter D. Sutherland, Chairman of BP Amoco, is a Managing Director of Goldman, Sachs & Co. and a Partner of The Goldman Sachs Group, L.P. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of ARCO or BP Amoco for its own account and for the accounts of customers. Goldman, Sachs & Co. may provide investment banking services to BP Amoco and its subsidiaries in the future.

Atlantic Richfield Company
March 31, 1999
Page Two

In connection with this opinion, we have reviewed, among other things: the Agreement; Annual Reports to Stockholders of ARCO and BP Amoco for the five years ended December 31, 1998; Annual Reports on Form 10-K of ARCO for the five years ended December 31, 1998; Annual Reports on Form 20-F of BP Amoco for the five years ended December 31, 1997 and a draft Annual Report on Form 20-F provided to us by BP Amoco for the year ended December 31, 1998; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of ARCO; certain interim reports to stockholders on Form 6-K of BP Amoco; certain other communications from ARCO and BP Amoco to their respective stockholders; certain internal financial analyses and forecasts for ARCO prepared by its management; and estimates of cost savings and synergies projected by the managements of ARCO and BP Amoco to result from the transaction contemplated by the Agreement (the "Synergies"). We also have held discussions with members of the senior management of ARCO and BP Amoco regarding the strategic rationale for, and the potential benefits of, the transaction contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the Shares and shares of BP Amoco Common Stock and BP Amoco ADRs, compared certain financial and stock market information for ARCO and BP Amoco with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations involving integrated oil companies specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed with your consent that the Synergies have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the managements of ARCO and BP Amoco. As you are aware, BP Amoco did not make available to us its projections of expected future performance. Instead, for purposes of our analyses, we have utilized with your consent the estimates of certain research analysts for BP Amoco. We also have assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the transaction contemplated by the Agreement will be obtained without any adverse effect on ARCO or BP Amoco or their subsidiaries or on the contemplated benefits of the transaction contemplated by the Agreement in any respect material to our analysis. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of ARCO or BP Amoco or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of ARCO in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such transaction.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the Holders.

Very truly yours,

/s/ Goldman, Sachs & Co.
---------------------------

(GOLDMAN, SACHS & CO.)

                                                                      APPENDIX C

                   [LETTERHEAD OF SALOMON SMITH BARNEY INC.]

March 31, 1999

The Board of Directors
Atlantic Richfield Co.
515 South Flower Street
Los Angeles, California 90071

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock of Atlantic Richfield Co. ("Arco") of the Exchange Ratio (defined below) provided for in the Agreement and Plan of Merger, dated as of March 31, 1999 (the "Merger Agreement"), among BP Amoco p.l.c. ("BP Amoco"), Prairie Holdings, Inc., a wholly owned subsidiary of BP Amoco ("Merger Sub"), and Arco. As more fully described in the Merger Agreement,
(a) Merger Sub will be merged with and into Arco (the "Merger") and (b) each outstanding share of the Common Stock, par value $2.50 per share, of Arco (the "Arco Common Stock") will be converted into the right to receive 4.92 (the "Exchange Ratio") Ordinary Shares, of nominal value $0.50 each, of BP Amoco (the "BP Amoco Ordinary Shares") either (i) in the form of American depositary shares (the "BP Amoco Depositary Shares" and, together with the BP Amoco Ordinary Shares, the "BP Amoco Securities"), each representing the right to receive six BP Amoco Ordinary Shares, or (ii) if elected by the holder thereof, in the form of BP Amoco Ordinary Shares, in registered form, rather than BP Amoco Depositary Shares. The Merger Agreement further provides that each share of $3.00 Cumulative Convertible Preference Stock, par value $1.00 per share, and $2.80 Cumulative Convertible Preference Stock, par value $1.00 per share, of Arco outstanding prior to the effective time of the Merger will remain outstanding, without change, after the effective time of the Merger.

In arriving at our opinion, we reviewed the Merger Agreement and certain related documents, and held discussions with certain senior officers, directors and other representatives and advisors of Arco and certain senior officers and other representatives and advisors of BP Amoco concerning the businesses, operations and prospects of Arco and BP Amoco. We examined certain publicly available business and financial information relating to Arco and BP Amoco, as well as certain financial forecasts for Arco, and other information and data for Arco and BP Amoco which were provided to or otherwise discussed with us by the respective managements of Arco and BP Amoco, including information relating to certain strategic implications and operational benefits anticipated to result from the Merger. We reviewed the financial terms of the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of the Arco Common Stock and BP Amoco Securities; the historical and projected earnings and other operating data of Arco and BP Amoco; and the capitalization and financial condition of Arco and BP Amoco. We considered, to the extent publicly available, the financial terms of other transactions recently effected which we considered relevant in evaluating the Merger and analyzed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of Arco and BP Amoco. We also evaluated the potential pro forma financial impact of the Merger on BP Amoco. In addition to the foregoing, we conducted such other analyses and examinations and considered such other financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have

The Board of Directors
Atlantic Richfield Co.
March 31, 1999
Page 2

assumed that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of Arco and BP Amoco and the strategic implications and operational benefits anticipated to result from the Merger. We also have assumed, with your consent, that the Merger will be treated as a tax-free reorganization for federal income tax purposes. Our opinion, as set forth herein, relates to the relative values of Arco and BP Amoco. We are not expressing any opinion as to what the value of the BP Amoco Securities actually will be when issued to Arco stockholders pursuant to the Merger or the prices at which the BP Amoco Securities will trade subsequent to the Merger. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Arco or BP Amoco nor have we made any physical inspection of the properties or assets of Arco or BP Amoco. In connection with our engagement, we were not requested to, and we did not, solicit third party indications of interest in the possible acquisition of all or a part of Arco. We express no view as to, and our opinion does not address, the relative merits of the Merger as compared to any alternative business strategies that might exist for Arco or the effect of any other transaction in which Arco might engage. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing and disclosed to us, as of the date hereof.

Salomon Smith Barney Inc. has acted as financial advisor to Arco in connection with the proposed Merger and will receive a fee for such services contingent upon the consummation of the Merger. We have in the past provided investment banking services to Arco and BP Amoco unrelated to the proposed Merger, for which services we have received compensation. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of Arco and BP Amoco for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with Arco, BP Amoco and their respective affiliates.

Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of Arco in its evaluation of the proposed Merger, and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to the form of BP Amoco Securities to be elected by such stockholder in the proposed Merger or how such stockholder should vote on the proposed Merger.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair, from a financial point of view, to the holders of Arco Common Stock.

Very truly yours,

SALOMON SMITH BARNEY INC.

                                                                      APPENDIX D

Board of Directors
BP Amoco p.l.c.
Britannic House
1 Finsbury Circus
London EC2M 7BA

                                                                  March 30, 1999

Members of the Board:

    We understand that BP Amoco p.l.c. ("BP Amoco"), an English public limited company, and Atlantic Richfield Company ("ARCO"), a Delaware corporation, propose to enter into an Agreement dated as of March 31, 1999 (the "Agreement"), substantially in the form of the draft dated March 30, 1999, which provides, among other things, for the acquisition of ARCO by BP Amoco (the "Acquisition"). Pursuant to the Acquisition, each issued and outstanding share of common stock of ARCO (the "ARCO Common Stock"), other than shares held by any subsidiary of ARCO, will be converted into the right to receive 4.92 (the "Exchange Ratio") BP Amoco ordinary shares of 50 cents par value each ("BP Amoco Ordinary Shares") which shall be delivered to ARCO shareholders either i) in the form of BP Amoco American Depositary Shares ("ADSs"), each representing the right to receive six BP Amoco Ordinary Shares, or ii) if elected by any such holder, in the form of BP Amoco Ordinary Shares. The terms and conditions of the Acquisition are more fully set forth in the Agreement.

    You have asked for our opinion as to whether the Exchange Ratio is fair from a financial point of view to BP Amoco.

    For purposes of the opinion set forth herein, we have:

    (i) reviewed certain publicly available financial statements and other publicly available information of ARCO and BP Amoco, respectively;

    (ii) reviewed certain internal financial statements and other financial data of ARCO and BP Amoco respectively;

   (iii) participated in discussions with ARCO management regarding ARCO's financial performance and prospects;

    (iv) discussed with BP Amoco management certain strategic, financial and operational benefits which BP Amoco management anticipates from the Acquisition;

    (v) reviewed the likely pro forma impact of the Acquisition on BP Amoco's future earnings and cash flow per ADS, consolidated capitalisation and financial ratios;

    (vi) reviewed the reported prices and trading activity for ARCO Common Stock and BP Amoco Ordinary Shares and ADSs;

   (vii) compared the financial performance of ARCO and BP Amoco and the prices and trading activity of ARCO Common Stock and BP Amoco Ordinary Shares and ADSs with that of certain other publicly traded companies comparable with ARCO and BP Amoco;

  (viii) reviewed the financial terms, to the extent publicly available, of certain comparable transactions;

    (ix) participated in discussions and negotiations among representatives of ARCO and BP Amoco and their financial and legal advisors;

    (x) reviewed the Agreement and certain related documents; and

    (xi) performed such other analyses and considered such other factors as we have deemed appropriate.

    We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this opinion. We have also relied upon your commercial assessments of the merits of the Acquisition. With respect to internal financial statements and other financial data, including information relating to certain strategic, financial and operational benefits anticipated from the Acquisition, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of the future financial performance of ARCO and BP Amoco. We have not made any independent valuation or appraisal of the assets or liabilities of ARCO or BP Amoco, nor have we been furnished with any such appraisals. We have further assumed that the Acquisition will be consummated on the terms set forth in the Agreement. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

    We have acted as financial advisor to the Board of Directors of BP Amoco in connection with this transaction and will receive a fee for our services, including a transaction fee, which is contingent upon the consummation of the Acquisition. In the past, Morgan Stanley & Co. Limited and its affiliates have provided financial advisory and financing services for ARCO and BP Amoco and have received fees for the rendering of these services.

    It is understood that this letter is for the information of the Board of Directors of BP Amoco in its evaluation of the Acquisition and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to how to vote in respect of the Acquisition.

    Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Exchange Ratio is fair from a financial point of view to BP Amoco.

                                          Very truly yours,
                                          MORGAN STANLEY & CO. LIMITED

                                                                      APPENDIX E

                          SUMMARY LISTING PARTICULARS

1.         LISTING PARTICULARS

           Listing Particulars dated 15 July 1999 and prepared in accordance with the Listing
           Rules made under Section 142 of the Financial Services Act 1986 have been published and alone contain full details relating to BP Amoco and the BP Amoco ordinary shares to be issued in connection with the combination of ARCO and BP Amoco.

           The Directors of BP Amoco are satisfied that these Summary Listing Particulars contain a fair summary of the key information set out in the Listing Particulars.

           These Summary Listing Particulars have been authorised for issue by the London Stock
           Exchange without approval of their contents.

2.         INFORMATION ON BP AMOCO

           On 31 December 1998, Amoco Corporation and The British Petroleum Company p.l.c.
           merged. The merger was effected by The British Petroleum Company p.l.c. issuing ordinary shares in the form of BP Amoco ADSs to holders of Amoco common stock.
           Following this merger, Amoco became a wholly-owned subsidiary of The British
           Petroleum Company p.l.c., which was renamed BP Amoco p.l.c.

           BP Amoco is one of the world's top three petroleum and petrochemical groups on the basis of market capitalisation, with a wide operational and geographic scope. The BP
           Amoco Group has well established operations in Europe, North and South America,
           Australia, Asia and parts of Africa.

           BP Amoco's main businesses are exploration and production, refining and marketing, and chemicals. Exploration and production's activities include oil and gas exploration and field development and production (upstream activities), together with pipeline transportation, gas processing and gas marketing (midstream activities). The activities of refining and marketing include oil supply and trading as well as oil refining and marketing (downstream activities). Chemicals' activities include petrochemicals manufacturing and marketing. The BP Amoco Group provides high quality technological support for all its businesses through its research and engineering activities. Although relatively small in comparison to its main business, the BP Amoco Group also contains one of the world's leading solar businesses--BP Solarex.

           The merger with Amoco resulted in BP's established oil production base in Alaska and its increasing presence in the Gulf of Mexico being combined with Amoco's Gulf of
           Mexico interests and its extensive oil and gas production in the US (other than
           Alaska) to create the largest producer of oil and gas in the US. The addition of
           Amoco's UK North Sea assets strengthened BP's position as the largest producer of oil in the UK.

           In refining and marketing, Amoco's strong presence and brand in the mid-west, east and south-east of the US was reinforced by BP's existing business in the mid-west and south-east. The merger with Amoco resulted in BP Amoco having approximately
           16,300 service stations in the US and 12,000 in the rest of the world.

           In chemicals, BP's polyethylene, acetic acid and acrylonitrile technology and production was complemented by Amoco's leading position in purified teraphthalic acid, paraxylene and metaxylene.

           Details of BP Amoco Group reserves are set out in Part VI of the Listing
           Particulars.

3.         INFORMATION ON ARCO

           ARCO began operations in 1866 as the Atlantic Petroleum Storage Company. The
           company's present name, Atlantic Richfield Company, was adopted in 1966 after
           Richfield Oil Corporation was merged into the company. Sinclair Oil Corporation was merged into ARCO in 1969 and ARCO acquired the Anaconda Company in 1977. ARCO became a Delaware corporation in 1985.

           ARCO is a global oil and gas enterprise operating in two segments, exploration and production and refining and marketing.

           (a)  Exploration and production

           Exploration and production explores for, develops and produces oil and natural gas worldwide. ARCO has operations in Alaska, the Gulf of Mexico and the Midcontinent
             in the United States, and internationally in China, Indonesia, the United Kingdom
             North Sea, Algeria and Venezuela. The largest element of ARCO's operations in the
             United States (other than Alaska) is held by ARCO's 82 per cent owned subsidiary,
             Vastar Resources, Inc.

           (b)  Refining and marketing

           Refining and marketing is primarily responsible for petroleum refining, marketing and transportation. ARCO's refining and marketing operations in the western United
             States include two west coast refineries, over 1,700 branded retail gasoline outlets in six western states of the United States and British Columbia, a marine fleet, and supporting pipelines and terminals.

           ARCO's turnover for the year ended 31 December 1998 was approximately $10.3 billion and its gross assets as at that date were approximately $25.2 billion.

           In 1997, ARCO announced its decision to increase its focus on its core exploration and production areas through organic growth, acquisitions and joint ventures, and to divest itself of non-strategic assets whilst retaining its position in west coast refining and marketing. In connection with this strategy, ARCO has disposed of the following:

               - its 49.9 per cent equity interest in Lyondell Petrochemical Company (September
                 1997);

               - its US coal operations (including its Black Thunder and Coal Creek mines in
               Wyoming, its West Elk mine in Colorado, and its 65 per cent interest in three mines in Utah) to Arch Coal (June 1998);

               - its entire interest in ARCO Chemical Company to its former subsidiary,
               Lyondell Petrochemical Company (July 1998); and

               - its interest in two coal properties in Australia: the Blair Athol mine and the
                 Gordonstone mine (in the first quarter of 1999).

           In June 1998, ARCO merged with Union Texas Petroleum Holdings, Inc. ("UTP") and in this way acquired properties in the United Kingdom North Sea, Indonesia and
           Venezuela as well as interests in three oil concessions in the Badin area of
           Pakistan, interests in the Alpine field in Alaska and the Geismar petrochemical plant in Louisiana. In line with its focus on its core oil and gas operations, ARCO sold this petrochemical plant to Williams Energy Services in March 1999.

           In late 1998, ARCO announced that it was undertaking a worldwide cost reduction programme designed to reduce (1) upstream and downstream operating and support costs; (2) exploration spending; and (3) costs for the corporate centre and support services.

4.         PROPOSED COMBINATION WITH ARCO

           BP Amoco and ARCO have entered into a merger agreement together with Prairie
           Holdings, Inc. pursuant to which they agreed that Prairie Holdings will be merged with and into ARCO, with ARCO being the surviving corporation in the combination.
           Pursuant to the combination, ARCO will become a subsidiary of BP Amoco.

           BP Amoco's ordinary shares will remain listed on the London Stock Exchange, as well as the Tokyo and certain European stock exchanges, and its ADSs will remain listed on the New York Stock Exchange, as well as certain other North American stock exchanges.

           Under the terms of the combination, holders of ARCO common stock (other than BP
           Amoco, ARCO and their respective subsidiaries) will be entitled to receive for each
           ARCO common share 4.92 BP Amoco ordinary shares in the form of BP Amoco ADSs or, if properly elected by the ARCO common shareholder, in the form of BP Amoco ordinary shares.

           The aggregate value of the consideration to be paid by BP Amoco pursuant to the combination, calculated on the basis of the per share price of L12.20, being the closing middle market quotation for BP Amoco ordinary shares as derived from the
           Daily Official List of the London Stock Exchange on 9 July 1999 (the latest practicable date prior to the printing of the Listing Particulars), multiplied by
           1,672 million, being the estimated maximum number of BP Amoco ordinary shares to be issued pursuant to the combination, which includes the number of BP Amoco ordinary shares which may be issued in respect of outstanding ARCO options and contingent stock and on conversion of ARCO preference shares, is approximately L20 billion ($31 billion), reflecting deductions made for the consideration receivable by ARCO with respect to all outstanding ARCO options and applying an exchange rate of $1.5515:
           L1, being the Noon Buying Rate on 9 July 1999.

           Each BP Amoco ADS represents six BP Amoco ordinary shares and, as a consequence,
           ARCO common shareholders will receive 0.82 of a BP Amoco ADS in exchange for each share of ARCO common stock they own at the date on which the combination becomes effective unless they make a special election to receive BP Amoco ordinary shares.
           Holders of record of ARCO common stock may specifically elect within 42 days after the date of completion of the combination to receive six BP Amoco ordinary shares instead of all or any portion of the BP Amoco ADSs to which the holder would be entitled. ARCO common shareholders who would otherwise have been entitled to receive a fractional interest in a BP Amoco ADS, including any lot of less than six BP Amoco ordinary shares representing such a fractional interest, will receive, instead, a payment of cash, without interest and rounded to the nearest cent, equal to (a) the amount of that fractional interest multiplied (b) by the average of the closing sale prices for BP Amoco ADSs on the New York Stock Exchange for the ten trading days ending on the fifth complete trading day prior to the completion of the combination as reported in the Wall Street Journal.

           If the proposed subdivision of the ordinary share capital of BP Amoco is approved by the BP Amoco shareholders at the extraordinary general meeting and becomes effective prior to completion of the combination, (a) the ARCO common shareholders will receive 1.64 BP Amoco ADSs in exchange for each share of ARCO common stock they own at the time the combination becomes effective and (b) the nominal value of each BP
           Amoco ordinary share will be $0.25.

           The combination is subject to the approval of the shareholders of BP Amoco and ARCO at shareholders' meetings of the respective companies, together with the fulfilment of certain other conditions, including obtaining regulatory consents.

           The combination will become effective only following the receipt of such shareholder approvals and the satisfaction of the other conditions to the combination. BP Amoco and ARCO are working to complete the combination later this year.

           The merger agreement may be terminated by mutual consent of the parties or by either party in certain circumstances. In certain circumstances, a termination payment of up to $450 million may become payable by ARCO to BP Amoco or $500 million by BP
           Amoco to ARCO pursuant to the merger agreement. In addition, under circumstances where BP Amoco is entitled to a termination payment, it may exercise its rights under its stock option agreement with ARCO and realise a profit of up to $50 million.

5.         PROCEDURE FOR RECEIVING BP AMOCO ADSS

           It is expected that admission to the Official List of the London Stock Exchange of
           the BP Amoco ordinary shares issued in connection with the combination of BP Amoco and ARCO will become effective and dealings will commence at 8.00 am on the date on which the combination becomes effective. Application has also been made to the New
           York Stock Exchange for the BP Amoco ADSs issuable in the combination to be listed.

           Promptly after the date on which the combination becomes effective, ARCO or the exchange agent will mail to each holder of record of ARCO common stock, other than
           ARCO common shareholders who hold ARCO common stock excluded from receiving any consideration under the combination, a letter of transmittal for use in delivering shares of ARCO common stock to the exchange agent. The letter of transmittal will include a form of election by which a holder of record of ARCO common stock may elect to receive BP Amoco ordinary shares instead of all or part of the BP Amoco
           ADSs to which such holder is entitled. Elections to receive BP Amoco ordinary shares will be accepted only until the close of business on the 42nd day following the date of completion of the combination and must be made for BP Amoco ordinary shares in multiples of six. Any holder of record failing to submit a properly completed form of election within that period will automatically receive the consideration under the combination in the form of BP Amoco ADSs upon delivery of such shareholder's letter of transmittal and any certificates for ARCO common stock. A holder who desires to receive all of the consideration under the combination to which the holder is entitled in the form of BP Amoco ADSs is not required to wait for the expiration of the 42-day period in order to receive the consideration under the combination in that form. The form of election will permit a holder to request all of such holder's consideration under the combination in ADS form. For holders properly electing to receive their consideration in BP Amoco ordinary shares, any entitlement to ordinary shares in excess of multiples of six will constitute a fractional interest in a BP Amoco ADS and will be paid in cash. After delivery of an
           ARCO common share certificate (if any) together with a duly executed and completed letter of transmittal, each such holder will be entitled to receive (a) the number of BP Amoco ADSs or BP Amoco ordinary shares, excluding any fractional interest in a
           BP Amoco ADS, that such holder has the right to receive as consideration under the combination and (b) a cheque in the amount (after giving effect to any required tax withholdings) of (i) cash in lieu of any fractional interest in a BP Amoco ADS and
           (ii) any cash dividends or other distributions announced in respect of such holder's
           BP Amoco ADSs or BP Amoco ordinary shares with a record date after the date on which the combination becomes effective and a payment date on or prior to the date that the holder becomes entitled to receipt of the BP Amoco ADSs or ordinary shares as described in this paragraph and not previously paid. A holder of uncertificated shares of ARCO common stock will be entitled to receive the merger consideration in
           BP Amoco ADSs and other amounts described above after the expiration of the 42-day period for the ordinary share election without delivery of any letter of transmittal. Any ARCO common share certificates which are surrendered will be cancelled. No interest will be paid or accrued on any amount payable.

           For the purpose of the combination an exchange agent, reasonably acceptable to ARCO, shall be selected by BP Amoco. The registrar of BP Amoco will be Lloyds TSB
           Registrars, The Causeway, Worthing, West Sussex BN99 6DA, England.

6.         EXTRAORDINARY GENERAL MEETING ("EGM")

           The EGM has been convened by BP Amoco for 1 September 1999. At the EGM the following resolutions will be proposed:

           (a)  Resolution 1 will be proposed to approve the combination of ARCO and BP Amoco;

           (b)  Resolution 2 will be proposed to approve and give effect to each BP Amoco ordinary share of $0.50 each being subdivided into two new BP Amoco ordinary shares of $0.25 each;

           (c)  Resolution 3 will be proposed to increase the authorised share capital in BP
           Amoco from L12,750,000 and $6,000,000,000 to L12,750,000 and $9,000,000,000 by
                creating an additional 6,000,000,000 BP Amoco ordinary shares of $0.50 each or
                12,000,000,000 new BP Amoco ordinary shares of $0.25 each;

           (d)  Resolution 4 will be proposed to give the BP Amoco board the authority to allot
           BP Amoco ordinary shares up to an aggregate nominal amount of $1,885 million in addition to the shares to be allotted to give effect to the combination;

           (e)  Resolution 5 will be proposed to give the BP Amoco board the power to disapply shareholders' pre-emption rights in respect of issues of ordinary shares for cash with an aggregate nominal value of $280 million, and

           (f)  Resolution 6 will be proposed to provide that the articles of association be amended to provide, among other things, that voting on all resolutions at BP Amoco shareholders' meetings, other than those of a procedural nature, will be approved by a vote on a poll and to enable proxies to be appointed in electronic form or by telephone, should the directors so determine.

           The combination is conditional on the approval of Resolution 1. The approval of
           Resolutions 2 to 6 is not required to complete the combination. Resolutions 3 to 5 will not become effective unless Resolution 1 is passed.

           Resolutions 1 to 4 are being proposed as ordinary resolutions, which require the approval of a majority of the votes cast in person or by proxy at the meeting.
           Resolutions 5 and 6 are being proposed as special resolutions and require the approval of a majority of not less than 75 per cent of the votes cast on a poll at the EGM.

7.         BP AMOCO CRUDE OIL AND NATURAL GAS RESERVES

           The BP Amoco Group's UK and US fields are the main sources of its production of crude oil and natural gas.

7.1.       CRUDE OIL AND NATURAL GAS PRODUCTION

           7.1.1.  CRUDE OIL PRODUCTION

           A total of 1,351,000 b/d of crude oil was produced by the BP Amoco Group from these two regions in the year ended 31 December 1998, with the total produced comprising 66 per cent of the BP Amoco Group's total worldwide production of
                 2,049,000 b/d.

           7.1.2.  NATURAL GAS PRODUCTION

           In the year ended 31 December 1998, the BP Amoco Group's natural gas production in the UK and US totaled 3,579 mmcf/d, comprising 62 per cent of the BP Amoco
                 Group's worldwide natural gas production of 5,808 mmcf/d.

7.2.       CRUDE OIL AND NATURAL GAS RESERVES

           The BP Amoco Group has crude oil and natural gas reserves in 19 countries.

           7.2.1.  NET PROVED RESERVES

           The estimated net proved reserves of the BP Amoco Group at 31 December 1998 are summarised below:

                                                                                                                         NATURAL
                                                                                                                         GAS(B)
                                                                                   CRUDE OIL(A)                         (BILLIONS
                                                                               (MILLIONS OF BARRELS)                    OF CUBIC
                                                             ---------------------------------------------------------    FEET)
                                                                                                   REST                 ---------
                                                                          REST OF     UNITED        OF
                                                                UK        EUROPE      STATES       WORLD       TOTAL       UK
                                                             ---------  -----------  ---------  -----------  ---------  ---------
Proved developed...........................................      1,258         220       2,982         858       5,318      3,536
Proved undeveloped.........................................        270          51         979         686       1,986      1,107
                                                                 1,528         271       3,961(c)      1,544     7,304      4,643
Associated Undertakings....................................                                                      1,128
Total BP Amoco Group and BP
  Amoco share of associated
  undertakings.............................................                                                      8,432


                                                               REST OF     UNITED      REST OF
                                                               EUROPE      STATES       WORLD       TOTAL
                                                             -----------  ---------  -----------  ---------
Proved developed...........................................         324       9,637       6,054      19,551
Proved undeveloped.........................................          38       1,658       8,647      11,450
                                                                    362      11,295      14,701      31,001
Associated Undertakings....................................                                           1,766
Total BP Amoco Group and BP
  Amoco share of associated
  undertakings.............................................                                          32,767

NOTES:

(a.)   Crude oil includes natural gas liquids and condensate. Net proved resources of crude oil exclude production royalties due to others.

(b.) Net proved reserves of natural gas exclude production royalties due to others.

(c.)   Proved reserves in the Prudhoe Bay Field in Alaska include a volume of reserves upon which a net profits royalty will be payable over the life of the field under the terms of the BP Prudhoe Bay Royalty Trust. This volume varies from time to time, depending as it does on a number of factors including the price of crude oil. As at 31 December 1998, it was estimated as nil.

    7.2.2.  CHANGES IN RESERVES SINCE 31 DECEMBER 1998

               Except as described in "Recent Developments" in paragraph 12 below, at 9 July 1999 no major discovery or significant event has occurred that would have a material effect on the estimated proved reserves reported at 31 December 1998.

               Current levels of reserves are expected to substantially support current levels of production for the foreseeable future.

8.  ARCO CRUDE OIL AND NATURAL GAS RESERVES

8.1. CRUDE OIL AND NATURAL GAS RESERVES

    The estimated net proved reserves of the ARCO Group at 31 December 1998 are summarised below:

                                                                                   PETROLEUM LIQUIDS
                                                                                                         NATURAL GAS (BILLIONS
                                                                                 (MILLIONS OF BARRELS)
                                                                                                             OF CUBIC FEET)
                                                                                 ----------------------  ----------------------
                                                                                              REST OF                 REST OF
                                                                                   US(A)     WORLD(B)      US(C)     WORLD(D)
                                                                                 ---------  -----------  ---------  -----------
Proved reserves................................................................      2,043         799       5,117       4,727
Proved developed reserves......................................................      1,582         328       4,480       2,830

NOTES:

(a.)   includes 185 mmb proved and 109 mmb developed attributable to Vastar.

(b.) includes 61 mmb proved and 36 mmb developed attributable to the equity interest in the LUKARCO joint venture.

(c.)   includes 2,590 bcf proved and 2,071 bcf developed attributable to Vastar.

(d.) includes 401 bcf proved and 343 bcf developed attributable to the equity interest in the LUKARCO joint venture.

8.2. CRUDE OIL AND NATURAL GAS PRODUCTION

    The ARCO Group's production of crude oil and natural gas for the three years ended 31 December 1998, 1997 and 1996, which includes applicable volumes produced under service contracts and production sharing agreements, is summarised below:

                                                                     PETROLEUM LIQUIDS
                                                                           (B/D)
                                                                    --------------------     NATURAL GAS (MMCF/D)
                                                                                REST OF   --------------------------
YEARS ENDED 31 DECEMBER                                               US(A)      WORLD      US(B)     REST OF WORLD
------------------------------------------------------------------  ---------  ---------  ---------  ---------------
1998..............................................................    527,600    130,400      1,175           929
1997..............................................................    557,900     82,600      1,066           844
1996..............................................................    564,500     66,100      1,044           730

NOTES:

(a.)   includes 50,100, 50,700 and 48,800 b/d produced by Vastar in 1998, 1997 and 1996, respectively.

(b.) includes 988, 882 and 872 mmcf/d produced by Vastar in 1998, 1997 and 1996, respectively.

    8.2.1  CHANGES IN RESERVES SINCE 31 DECEMBER 1998

               As at 31 March 1999 no major discovery or significant event has occurred that would have a material effect on the estimated proved reserves reported at 31 December 1998.

               Current levels of reserves are expected to substantially support current levels of production for the foreseeable future.

9.  INDEBTEDNESS

    On 30 June 1999 the borrowings and indebtedness of the BP Amoco Group and the ARCO Group (excluding their respective intra group borrowings) were as follows:

                                                                               BP AMOCO     ARCO
                                                                                 GROUP      GROUP      TOTAL
                                                                               ---------  ---------  ---------
                                                                                   $          $          $
Loans and other borrowings (unsecured)
    -Bonds, debentures and notes.............................................      8,866      7,472     16,338
    -Finance leases..........................................................      1,857         23      1,880
Other borrowings.............................................................      5,127         --      5,127
                                                                               ---------  ---------  ---------
TOTAL........................................................................     15,850      7,495     23,345
                                                                               ---------  ---------  ---------
                                                                               ---------  ---------  ---------

           Of the BP Amoco Group indebtedness set forth above, $13,885 million has been guaranteed by BP Amoco. Of the ARCO Group indebtedness $6,243 million has been guaranteed by ARCO.

           Save as disclosed above and in respect of the litigation disclosed in paragraph 15 below and apart from their respective intra-group liabilities, neither the BP Amoco
           Group nor the ARCO Group had outstanding as at 30 June 1999 any loan capital issued, or created but unissued, term loans, other borrowings or indebtedness in the nature of borrowings, including bank overdrafts and liabilities under acceptances (other than normal trade bills), acceptance credits or hire purchase commitments, or obligations under finance leases, mortgages, charges, guarantees or other material contingent liabilities.

           Foreign currency amounts have been translated into US dollars at the exchange rates prevailing on 30 June 1999.

           At 30 June 1999, the BP Amoco Group had bank facilities of $3 billion. These committed facilities are mainly with a number of international banks and half of them expire in 2000 and

           half in 2001. Any borrowings under these facilities would be at pre-agreed rates.
           Certain of these facilities support the BP Amoco Group's $6 billion commercial paper programmes. As at 30 June 1999, $3,163 million was outstanding under these programmes. In addition, in April 1999, BP Amoco updated and increased the value of its Euro Debt Issuance Programme to $4 billion. As at 30 June 1999 $2,019 million was outstanding under this programme.

           At 30 June 1999, the ARCO Group had bank facilities of $3.1 billion. These facilities consist of credit agreements with a number of domestic and international banks, $100 million of which expires in 1999 and $3 billion in 2000. Any borrowings under these facilities would be at pre-agreed rates. These facilities serve as an alternative form of credit to the ARCO Group's $1,953 million commercial paper programme.

10.        WORKING CAPITAL

           BP Amoco is of the opinion that, taking into account bonds in issue, available bank facilities and assuming future utilisation of existing commercial paper programmes and other money market facilities, the BP Amoco Group as enlarged by the combination of ARCO and BP Amoco has sufficient working capital for its present requirements, that is for at least the next 12 months from the date of this document.

11.        FINANCIAL AND TRADING POSITION

           Volatility in the general trading environment, particularly in relation to higher crude oil prices, will affect results. Higher crude oil prices in second quarter
           1999 are likely to cause an improvement in the second quarter 1999 trading performance of BP Amoco and ARCO over the corresponding first quarter 1999 performance.

           Except as described above and in paragraph 12 below, since 31 March 1999, being the date to which its most recent interim financial statements have been published, there has been no significant change in the financial or trading position of the BP
           Amoco Group.

           Except as described above, since 31 March 1999, being the date to which its most recent interim financial statements have been published, there has been no significant change in the financial or trading position of the ARCO Group.

12.        RECENT DEVELOPMENTS

           BP Amoco has announced a significant oil discovery in the Gulf of Mexico. Based on information from the initial discovery well, it appears that the oil field may hold at least one billion barrels of recoverable oil. BP Amoco has a 75 per cent interest in the field. BP Amoco has also announced further significant discoveries in the
           Gulf of Mexico, Angola and Azerbaijan.

13.        MATERIAL CONTRACTS

13.1       BP AMOCO

           The following contracts (not being contracts entered into in the ordinary course of business) have been entered into by members of the BP Amoco Group, within the two years immediately preceding the date of this document and are, or may be, material:

           13.1.1. The agreement dated 11 August 1998 (amended on 22 October 1998) between The
                   British Petroleum Company p.l.c., Amoco Corporation and Eagle Holdings, Inc.
                   pursuant to which the parties agreed to merge their respective businesses as
                   BP Amoco p.l.c. and to conduct their operations on a unified basis;

           13.1.2. An agreement dated 11 August 1998 between Amoco Corporation and The British
                   Petroleum Company p.l.c. pursuant to which Amoco Corporation granted The
                   British Petroleum Company p.l.c. an unconditional and irrevocable option to purchase up to 19.9 per cent of the common shares of Amoco Corporation;

           13.1.3. The merger agreement with ARCO; and

           13.1.4. The stock option agreement with ARCO.

           Save as disclosed above, no contracts, other than contracts entered into in the ordinary course of business, have been entered into by members of the BP Amoco Group within the two years immediately preceding the date of this document which are, or may be, material.

13.2.      ARCO

           The following contracts (not being contracts entered into in the ordinary course of business) have been entered into by members of the ARCO Group within the two years immediately preceding the date of this document and are, or may be, material:

           13.2.1 The agreement and plan of merger dated 4 May 1998 (the "UTP Merger
           Agreement") between (1) ARCO, (2) VWK Acquisition Corp., a Delaware corporation and wholly owned subsidiary of ARCO, ("VWK") and (3) UTP pursuant to which VWK was merged with and into UTP (the "UTP Merger") with UTP surviving the merger as a subsidiary of ARCO.

           Under the UTP Merger Agreement, prior to the merger, VWK purchased on 29 June 1998 more than 90 per cent of the outstanding common stock of UTP for a purchase price of approximately $2.5 billion, or $29 per share. ARCO also purchased substantially all of UTP's 7.14% Series A Cumulative Preferred Stock
                  (1,649,500 shares out of 1,750,000) for approximately $200 million, or $122 per share. The preferred stock becomes redeemable in 2008. ARCO made both purchases pursuant to public tender offers for the two classes of equity securities (the "UTP Offer"). The principal assets of UTP acquired pursuant to the UTP Offer include properties in the United Kingdom North Sea,
                  Indonesia and Venezuela and interests in three oil concessions in the Badin area of Pakistan, the Alpine field in Alaska and a 41.67 per cent interest in the Geismar petrochemical plant in Louisiana.

           The UTP Merger Agreement contains certain provisions relevant to the period prior to the UTP Merger being effective including conditions to the merger, non-solicitation of alternate proposals and conduct of business.

           The UTP Merger Agreement contains certain customary representations and warranties by ARCO and VWK regarding, inter alia, due organisation, good standing, the activities of VWK, corporate authority, lack of conflict, information supplied, financing and litigation. The UTP Merger Agreement also contains certain customary representations and warranties by UTP with respect to itself and its subsidiaries, regarding, inter alia, due organisation, good standing, capital structure, corporate authority, lack of conflict, government filings, reports and financial statements, litigation, compliance with environmental laws, absence of certain changes or events, title to properties, tax matters and compliance with the United States Employee
                  Retirement Income Security Act of 1974.

           In the UTP Merger Agreement, ARCO agreed to honour all of UTP's obligations to indemnify the directors and officers of UTP and its subsidiaries for acts or omissions by such directors and officers occurring at or prior to the effective time of the UTP Merger. In addition, ARCO agreed for a period of six years after the effective time of the UTP Merger, to cause to be maintained in effect the policies of directors' and officers' liability insurance maintained by UTP, subject to a maximum premium.

           In the UTP Merger Agreement, ARCO also agreed to indemnify, defend and hold harmless the officers and directors of UTP and its subsidiaries against all losses, claims, damages, liabilities, fees and expenses, judgements, fines and amounts paid in settlement arising out of actions or omissions at or prior to the effective time of the

                  UTP Merger in connection with the UTP Merger Agreement, a stockholder agreement dated 4 May 1998 between ARCO and KKR Partners II, L.P., the UTP
                  Offer, the UTP Merger and the other transactions contemplated by the UTP
                  Merger Agreement and the stockholder agreement.

           The UTP Merger Agreement is governed by the laws of the State of Delaware.

           13.2.2 The agreement and plan of merger dated 18 June 1998 (the "Lyondell Merger
                  Agreement") between (1) ARCO Chemical Company, (2) Lyondell Acquisition
                  Corporation ("Acquisition Corp.") a Delaware corporation and wholly-owned subsidiary of Lyondell Petrochemical Company (itself a former subsidiary of
                  ARCO) ("Lyondell") and (3) Lyondell pursuant to which Acquisition Corp. was merged with and into ARCO Chemical Company (the "Lyondell Merger") with ARCO
                  Chemical Company surviving the merger as a subsidiary of Lyondell.

           Under the Lyondell Merger Agreement on 28 July 1998, ARCO completed the sale of its
                  80,000,001 shares of ARCO Chemical Company stock to Lyondell for $57.75 per share, or total cash proceeds of approximately $4.6 billion. The sale was made by a public tender offer by Lyondell (the "Lyondell Offer") for all of the outstanding shares of ARCO Chemical Company stock.

           The Lyondell Merger Agreement contains certain provisions relevant to the period prior to the Lyondell Merger being effected including conditions to the merger, non-solicitation of alternate proposals and conduct of business.

           The Lyondell Merger Agreement contains certain customary representations and warranties by ARCO Chemical Company regarding, inter alia, due organisation, its subsidiaries, capitalisation, corporate authority, lack of conflicts, government filings, reports and financial statements, information supplied, absence of certain changes or events, litigation, compliance with the United
                  States Employee Retirement Income Security Act of 1974 ("ERISA"),
                  environmental matters, taxes and intellectual property. The Lyondell Merger
                  Agreement also contains customary representations and warranties by Lyondell and Acquisition Corp. regarding, inter alia, due organisation, corporate authority, consents and approvals, no violations or conflicts, information supplied and financing.

           In the Lyondell Merger Agreement, Lyondell also agreed for a period of not less than six years to indemnify the officers and directors of ARCO Chemical Company from liabilities for acts or omissions occurring at or prior to the effective time of the Lyondell Merger.

           In addition, pursuant to the Lyondell Merger Agreement, Lyondell agreed that, for six years after the effective time of the Lyondell Merger, it would indemnify and hold harmless each then present and former director and officer of ARCO
                  Chemical Company against any costs or expenses, judgements, fines, losses, claims, damages or liabilities (to the extent that such were not otherwise covered and paid by insurance) incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the effective time of the Lyondell Merger.

           Pursuant to the Lyondell Merger Agreement, ARCO also agreed, for a period of six years after the effective time of the Lyondell Merger, to maintain in effect policies of directors' and officers' liability insurance covering the officers, directors and employees of ARCO Chemical Company covered by ARCO's directors' and officers' liability insurance with similar terms and conditions with respect to claims arising from or

                  related to facts or events which occurred at or before the effective time of the Lyondell Merger, subject to a maximum premium.

           The Lyondell Merger Agreement is governed by the laws of the state of Delaware.

           In connection with the negotiation of the Lyondell Merger Agreement, ARCO, ARCO
                  Chemical Company, and Lyondell also entered into a tax agreement dated 18
                  June 1998 (the "Tax Agreement").

           The Tax Agreement provides that the parties will make a section 338(h)(10) election for federal income tax purposes and a similar election for certain state income tax purposes to treat the disposition of the shares pursuant to the
                  Lyondell Offer and the Lyondell Merger as, in effect, a sale of assets by
                  ARCO Chemical Company and its subsidiaries (the "ARCO Chemical Group"). As a result, Lyondell's base cost in the assets of the ARCO Chemical Group for such federal and state income tax purposes is equal to the amount paid by
                  Lyondell for the shares plus the amount of ARCO Chemical Group liabilities
                  (the "Gross Purchase Price"), and the ARCO Chemical Group will recognise taxable gains equal to the excess of the Gross Purchase Price over its adjusted tax base in the assets (the "Sale Gain"). Because ARCO owned more than 80 per cent of the outstanding shares, the ARCO Chemical Group was part of the affiliated group of corporations headed by ARCO that file a U.S.
                  consolidated return (the "ARCO Group"). Accordingly, the entire Sale Gain will be included in the consolidated tax return filed by the ARCO Group, and under the Tax Agreement ARCO will be liable for the tax attributable thereto, even though ARCO owned less than 100 per cent of the outstanding shares.

           The Tax Agreement also provides that, other than taxes attributable to the Sale
           Gain, ARCO Chemical Company and Lyondell will be responsible for the tax liabilities of the ARCO Group that are attributable to the ARCO Chemical Group. ARCO
                  Chemical Company and Lyondell will also indemnify ARCO against any taxes attributable to the recapture of dual consolidated losses incurred by the
                  ARCO Chemical Group and reflected on an ARCO Group consolidated return.

           ARCO and Lyondell entered into a related guarantee dated 18 June 1998, pursuant to which Lyondell, as of the date of the completion of the Lyondell Offer, guaranteed the obligations of ARCO Chemical Company under the Tax Agreement and previous tax agreements between ARCO Chemical Company and ARCO.

           13.2.3 The purchase and sale agreement dated 22 March 1998 (the "Purchase and Sale
                  Agreement") between (1) ARCO, (2) ARCO Uinta Coal Company (the "Seller"), (3)
                  Arch Western Acquisition Corporation (the "Buyer") and (4) Arch Coal Inc.
                  ("Arch") pursuant to which the Buyer acquired from the Seller all the shares of Mountain Coal Company LLC ("MCC"), all the shares of a Delaware limited liability company formed by the Seller ("AUS") and 65 per cent of the shares in Canyon Fuel Company LLC ("CFC"). The aggregate purchase price paid under the Purchase and Sale Agreement was approximately $390 million plus post-closing adjustments. The principal assets acquired by the Buyer pursuant to the Purchase and Sale Agreement include Black Thunder and Coal Creek mines in Wyoming, the West Elk mine in Colorado and a 65 per cent interest in three mines in Utah.

           The Purchase and Sale Agreement contains certain customary representations and warranties by ARCO and the Seller regarding, INTER ALIA, due organisation, its subsidiaries, capitalisation, corporate authority, lack of conflicts, government filings, reports and financial statements, information supplied, absence of certain changes or events, litigation, compliance with ERISA, environmental matters, taxes and authorisations. The Purchase and Sale
                  Agreement also contains customary

                  representations and warranties by Arch and the Buyer regarding, INTER ALIA, due organisation, corporate authority, consents and approvals, no violations, information supplied and financing.

           In addition, Arch and the Buyer agreed to indemnify and hold harmless the officers and directors of the Seller and ARCO and the Seller agreed to indemnify and hold harmless the officers and directors of Arch and the Buyer, in each case, against losses for acts or omissions occurring at or prior to the effective time of the Purchase and Sale Agreement.

           The Purchase and Sale Agreement is governed by the laws of the State of Delaware and is under the jurisdiction of the courts of the State of New York.

           In connection with the negotiation of the Purchase and Sale Agreement, (1) ARCO, (2)
                  Delta Housing, Inc, a subsidiary of ARCO, ("Delta"), (3) Arch, (4) the Buyer and (5) Arch Western Resources LLC ("AWR") also entered into a contribution agreement dated 22 March 1998 (the "Contribution Agreement").

           Under the Contribution Agreement a joint venture was established by ARCO and the
                  Buyer and a joint venture company, AWR, was constituted to which ARCO and the
                  Buyer contributed certain companies and businesses as follows.

           Pursuant to the Contribution Agreement, on 1 June 1998 ARCO transferred its shares in Thunder Basin Coal Company LLC ("TBCC") and Delta transferred its shareholdings in State Leases ("SL") to AWR in exchange for the issue to ARCO of 0.5 per cent of the common shares and 0.5 per cent of the preferred shares in AWR. ARCO then transferred its entire shareholdings in AWR to Delta. In return, the Buyer transferred its shareholdings in Arch of Wyoming LLC
                  ("AOW"), AUS, MCC and CFC to AWR in exchange for 99.5 per cent of the common shares in AWR. Thereafter, Delta received a distribution of $675 million from
                  AWR arising from proceeds of a loan incurred by AWR which Delta guaranteed.

           The Contribution Agreement contains certain customary representations and warranties by ARCO and Delta to AWR regarding, INTER ALIA, due organisation, no violations, approvals and consents, its subsidiaries, capitalisation, taxes, authorisations, litigation and ERISA. The Contribution Agreement also contains customary representations and warranties by Arch and the Buyer to
                  ARCO, Delta and AWR, regarding, INTER ALIA, due organisation, no violations, approvals and consents, its subsidiaries, capitalisation, taxes, authorisations, litigation and ERISA.

           The Contribution Agreement is governed by the laws of the State of Delaware and is under the jurisdiction of the courts of the State of New York.

           13.2.4 The merger agreement with BP Amoco; and

           13.2.5 The stock option agreement with BP Amoco.

           Save as disclosed above, no contracts, other than contracts entered into in the ordinary course of business, have been entered into by members of the ARCO Group within the two years immediately preceding the date of this document which are, or may be material.

14.        YEAR 2000 ISSUES

           The Year 2000 issue could result in system failure or miscalculations causing disruptions of operations. Both BP Amoco and ARCO have implemented programmes which seek to ensure that they do not suffer business losses from failures due to the Year
           2000 problem. They are taking positive steps to minimise the effect of the Year 2000 date change before, after and during the Year 2000 on their operations.

           BP Amoco's planned remediation is scheduled for completion by 30 September 1999.

           ARCO is addressing the Year 2000 issue in three major areas: (i) computing integrity; (ii) asset integrity; and (iii) commercial integrity. Remediation of these three areas is expected to be completed by September 1999. ARCO believes that the impact of any Year 2000 failure will most likely be localised. However, as a result of the general uncertainty inherent in the Year 2000 problem, particularly the possible failure of critical third parties to address their Year 2000 problems,
           ARCO is unable to assess the likelihood of significant disruptions in one or more of its locations.

15.        LITIGATION

15.1.      BP AMOCO

           Other than as set out below, no member of the BP Amoco Group is or has been engaged in any legal or arbitration proceedings, nor, so far as the directors of BP Amoco are aware, are any such proceedings pending or threatened which may have, or have had during the 12 months preceding the date of this document, a significant effect on the BP Amoco Group's financial position.

           15.1.1. Approximately 200 lawsuits were filed in state and federal courts in Alaska seeking compensatory and punitive damages arising out of the Exxon Valdez oil spill in Prince William Sound in March 1989. Most of those suits named Exxon,
                   Alyeska Pipeline Service Company ("Alyeska"), which operates the oil terminal in Valdez, and the seven oil companies which own Alyeska. Alyeska initially responded to the spill until the response was taken over by Exxon.
                   BP Amoco owns a 50 per cent interest in Alyeska through a subsidiary of BP
                   America Inc. Alyeska and its owners have settled all of the claims against them under these lawsuits. Exxon has indicated that it may file a claim for contribution against Alyeska for a proportion of the costs and damages which it has incurred. If any claims are asserted by Exxon which affect Alyeska and its owners, BP Amoco would defend the claims vigorously.

           15.1.2. The IRS has challenged the application of certain foreign income taxes as credits against BP Amoco Corporation's US taxes that otherwise would have been payable for the years 1980 to 1992. On 18 June 1992, the IRS issued a statutory Notice of Deficiency for additional taxes in the amount of $466 million, plus interest, relating to 1980 to 1982. BP Amoco filed a petition in the US Tax Court contesting the IRS statutory Notice of Deficiency. Trial on the matter was held in April 1995, and a decision was rendered by the US
                   Tax Court in March 1996, in BP Amoco's favour. The IRS has appealed the Tax
                   Court's decision to the US Court of Appeals for the Seventh Circuit and on
                   11 March 1998 the Seventh Circuit affirmed the Tax Court's prior decision. A comparable adjustment of foreign tax credits for each year has been proposed for the years 1983 to 1992 based upon subsequent IRS audits. BP Amoco
                   Corporation believes that the foreign income taxes have been reflected properly in its US federal tax returns. Consequently, this dispute is not expected to have a material adverse effect on liquidity, results of operations, or the financial position of the BP Amoco Group.

15.2.      ARCO

           Other than as set out below, no member of the ARCO Group is or has been engaged in any legal or arbitration proceedings, nor, so far as the directors of ARCO are aware, are any such proceedings pending or threatened which may have, or have had during the 12 months preceding the date of this document, a significant effect on the ARCO Group's consolidated financial position.

           15.2.1. The State of Montana, along with the United States and the Salish and
           Kootenai Tribes (the "Tribes"), have been seeking recovery from ARCO for alleged injuries to

                   natural resources resulting from mining and mineral processing businesses formerly operated by the Anaconda Company. In April 1999, the court approved two consent decrees pursuant to which ARCO has agreed to pay $135 million for settlement of $561 million of the State of Montana's $767 million natural resource damage claim relating to the Clark Fort River Basin, $86 million for clean-up and related liabilities at Silver Bow Creek and $20 million to resolve claims by the Tribes and the United States. As at the date of this document, ARCO is unable to predict the scope or amount of any such liability.

           15.2.2. Following the Exxon Valdez oil spill in Prince William Sound in March 1989, a number of federal, state and private plaintiff law suits were brought against
                   Exxon, Alyeska Pipeline Service Company ("Alyeska"), and Alyeska's owner companies (including ARCO which has a 22 per cent interest). As at the date of this document, while all of the federal, state and private plaintiff law suits have been settled, certain issues relating to the liability for the spill remain unresolved between Exxon and Alyeska (including its owner companies).

           15.2.3 Lawsuits, including purported class actions, are pending or threatened against ARCO and others, seeking damages, abatement of the housing units, and compensation for medical problems arising out of the presence of lead-based paint in certain housing units. As at the date of this document, ARCO is unable to predict the scope or amount of any such liability.

           15.2.4 In June 1994 a purported class action was filed by several individuals in
           Pittsburgh, Pennsylvania against ARCO and Babcock & Wilcox Company ("B&W") on behalf of persons who lived or worked in Apollo and Parks Township, Pennsylvania and areas downwind of those places, from 1957 up to the present day. The claim relates to exposure to releases of radioactive and other toxic substances from two nuclear materials processing facilities and seeks damages for death and personal injury, diminution in property values, costs of decontamination of property, injunctive relief requiring the defendants to establish a fund for medical monitoring and punitive damages. On 17 September 1998, in a trial of eight "test case" plaintiffs, a verdict of $33.7 million was returned jointly and severally against ARCO and B&W and another $2.8 million against
                  B&W alone. On 24 September 1998 these eight "test-case" plaintiffs withdrew their claim for punitive damages against ARCO. On 29 June 1999, the court granted ARCO's and B&W's motion for a new trial as to these eight test case plaintiffs. As at the date of this document the claims of these and other plaintiffs remain for trial and ARCO is unable to predict the scope or amount of any such liability.

           15.2.5
           (a)  In June 1996, a case was brought in the Superior Court of California for the
                County of San Diego against ARCO and eight other refiner-marketers of CARB reformulated gasoline claiming that ARCO and the eight other refinery-marketers conspired to restrict the supply and thereby raise the price of CARB gasoline in violation of California State anti-trust and unfair competition law. In
                October 1997 the court granted a motion for summary judgement and in January
                1998 granted a motion for a new trial. These motions are under appeal as at the date of this document.

           (b)  In January 1998, a case was brought in the District Court for the Southern
                District of California on behalf of a purported class of wholesale purchasers of CARB gasoline claiming violations of federal anti-trust laws based upon factual allegations that are essentially the same as those in paragraph
                15.2.5(a) above.

           (c)  In October 1998, ARCO was served with a complaint filed in the Superior Court of California for the County of Sacramento on behalf of a purported class of all direct or indirect purchasers of California diesel fuel between 19 March
                1996 and 31 December 1997 against all California refiners of California diesel fuel. The complaint alleges violations of various state statutes by alleged conspiracy to fix prices of California diesel fuel.

           As at the date of this document, ARCO is unable to predict the scope or amount of any liability for cases (a) to (c) set out in this paragraph 14.2.5.

16.        AVAILABILITY OF LISTING PARTICULARS

           Copies of the Listing Particulars are available free of charge from the Company
           Secretary, BP Amoco p.l.c., Britannic House, 1 Finsbury Circus, London EC2M 7BA,
           England during normal business hours on any weekday (Saturdays, Sundays and public holidays excepted) from 15 July 1999 to the date that the combination of ARCO and BP
           Amoco becomes effective. Non-US shareholders may also obtain a copy of the Listing
           Particulars free of charge by calling the Listing Particulars Request Line on 0800
           500 220 (24 hours). US shareholders may obtain a copy by calling the Listing
           Particulars Request Line on (877) 638 5672 (8:30 am - 8:00 pm New York time). The
           Listing Particulars may also be inspected at the offices of Linklaters at One Silk
           Street, London EC2Y 8HQ and at the Company Announcements Office during normal business hours on any weekday (Saturdays, Sundays and public holidays excepted)
           during the same period.

17.        DOCUMENTS FOR INSPECTION

           In addition to the Listing Particulars, the following documents may be inspected at the offices of Linklaters at One Silk Street, London EC2Y 8HQ, England, during normal business hours on any weekday (Saturdays, Sundays and public holidays excepted) from 15 July 1999 until the date that the combination of ARCO and BP Amoco becomes effective and at the Extraordinary General Meeting:

17.1.      the memorandum and articles of association of BP Amoco in their current form;

17.2.      the memorandum and articles of association of BP Amoco in their proposed form, assuming that the resolution proposed at the EGM which amends the articles of association (Resolution 6) is passed and the combination and subdivision have occurred;

17.3.      the audited consolidated accounts of the BP Amoco Group for the two financial years ended 31 December 1998 and the quarterly results announcement for the three month period ended 31 March 1999;

17.4.      the audited consolidated accounts of the ARCO Group for the two financial years ended 31 December 1998 and the Form 10-Q filed with the SEC for the three-month period ended 31 March 1999;

17.5.      the letter from Ernst & Young regarding the summary of differences between US GAAP and UK GAAP, set out in Part III of the Listing Particulars;

17.6.      the letter from Ernst & Young regarding the pro forma financial information set out in Part IV of the Listing Particulars;

17.7.      the Registration Statement on Form F-4;

17.8.      the circular to BP Amoco Shareholders relating to the merger of BP and Amoco dated
           30 October 1998;

17.9.      the share exchange agreement among BP Amoco, ARCO and ARCO DSC II, Inc. referred to in paragraph 6 of Section A of Part V of the Listing Particulars;

17.10.     the letter from Morgan Stanley & Co. Limited to BP Amoco dated 30 March 1999 giving its opinion as of that date that the exchange ratio was fair from a financial point of view to BP Amoco;

17.11.     the service contracts of the directors of BP Amoco referred to in paragraph 8.3 of
           Part VIII of the Listing Particulars;

17.12.     the Form 6-K of BP Amoco filed with the SEC on 7 July 1999;

17.13.     the material contracts referred to in paragraph 10 of Part VIII of the Listing
           Particulars; and

17.14.     the written consents referred to in paragraph 12 of Part VIII of the Listing
           Particulars.

           15 July 1999.

                                                                      APPENDIX F

                             PROPOSED AMENDMENTS TO
                     RESTATED CERTIFICATE OF INCORPORATION
                         OF ATLANTIC RICHFIELD COMPANY

    The Restated Certificate of Incorporation shall be amended to delete in their entirety Article V (Annual and Special Meetings of Stockholders), Article VI (Directors), Article VII (Prohibition of "Greenmail") and Article VIII (Director's Liability) and to substitute therefor the following Articles V, VI and VII:

                                     "Article V

                                     Directors

    A. The number of directors of the Company shall be fixed from time to time pursuant to the by-laws of the Company. Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the Company.

    B. A director of the Company shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article V shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.

                                     Article VI

                                      By-Laws

    The board of directors of the Company is expressly authorized to adopt, amend or repeal by-laws of the Company.

                                    Article VII

                               Action by Shareholders

    Any action required or permitted to be taken by the holders of any class or series of stock of the Company, including but not limited to the election of directors, may be taken by written consent or consents but only if such consent or consents are signed by all holders of the class or series of stock entitled to vote on such action."

                                                                   Exhibit 99(d)

[LOGO]              ATLANTIC RICHFIELD COMPANY -- COMMON STOCK

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE SPECIAL MEETING ON AUGUST 30, 1999

         The undersigned hereby constitutes and appoints Allan L. Comstock,
P Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and proxies with full power of substitution in each to
R represent the undersigned at the special meeting of stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Los Angeles Marriott
O Downtown, 333 South Figueroa Street, Los Angeles, California on Monday, August 30, 1999, at 11:00 a.m. local time, and at any adjournments
X thereof, in the manner directed on this proxy on the matter of the adoption of the merger agreement among ARCO, BP Amoco, and a U.S.
Y subsidiary of BP Amoco, and in their discretion on all other matters properly coming before the special meeting.

Proposal 1: Adoption of the Agreement and Plan of Merger,                       COMMENTS OR CHANGE OF ADDRESS
            dated as of March 31, 1999, as amended as of July 12,
            1999, among BP Amoco p.l.c., an English public                 ----------------------------------------
            limited company, Atlantic Richfield Company, a
            Delaware corporation, and Prairie Holdings, Inc., a            ----------------------------------------
            Delaware corporation and wholly-owned subsidiary of
            BP Amoco.                                                      ----------------------------------------

                                                                           ----------------------------------------
                                                                           (If you have written in the above space,
                                                                           please mark the corresponding box on the
                                                                                 reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes, SEE
REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance                         -----------
with the Board of Directors' recommendation. This Proxy cannot be voted unless                          SEE REVERSE
you sign and return it.                                                                                     SIDE
                                                                                                        -----------

--------------------------------------------------------------------------------
* PLEASE CAREFULLY DETACH HERE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE *

     Please mark your                                                       0444
/X/  votes as in this
     example.


     This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposal 1.

--------------------------------------------------------------------------------  -------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.                               SPECIAL ACTION
--------------------------------------------------------------------------------  -------------------------------------------------
                                                                                  Comments or change of address on
                                                                                  reverse side.                          / /


                                                          FOR  AGAINST  ABSTAIN   Receive future mailings via
                                                                                  electronic mail.                       / /
1.  Adoption of the merger agreement among ARCO,          / /    / /      / /
    BP Amoco and a subsidiary of BP Amoco (see reverse).
                                                                                  Will attend special meeting.           / /
--------------------------------------------------------------------------------  -------------------------------------------------



SIGNATURE(S)___________________________________________    DATE_________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
* Please carefully detach here and return this proxy in the enclosed envelope *



[LOGO]

Dear Stockholder:

A special meeting of stockholders of Atlantic Richfield Company will be held on August 30, 1999 to vote on the proposed adoption of the merger agreement among ARCO, BP Amoco and a U.S. subsidiary of BP Amoco. We urge you to promptly complete, sign, date and return the proxy card in the envelope provided OR take advantage of new and convenient ways by which you can vote your shares either by telephone or via the Internet. This eliminates the need to return the proxy card.

To vote shares by telephone or via the Internet, you must have your proxy card and social security number available. The series of numbers that appear on the top of your proxy card must be used to access the system.

1. To vote by telephone: On a touch-tone telephone call 1-877-779-8683 toll free from the US and Canada.

2. To vote via the Internet: Access the World Wide Web site http://www.eproxyvote.com/arc.

Voting by telephone or via the Internet is available 24 hours a day, 7 days a week.

Your vote by telephone or via the Internet authorizes the named proxies in the same manner as if you completed, signed, dated and mailed the proxy card.

If you choose to vote your shares by telephone or via the Internet, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

[GRAPHIC]
                           ATLANTIC RICHFIELD COMPANY
                 $3.00 CUMULATIVE CONVERTIBLE PREFERENCE STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             THE COMPANY FOR THE SPECIAL MEETING ON AUGUST 30, 1999

P The undersigned hereby constitutes and appoints Allan L. Comstock, Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and
R proxies with full power of substitution in each to represent the undersigned at the special meeting of stockholders of ATLANTIC RICHFIELD
O COMPANY to be held at the Los Angeles Marriott Downtown, 333 South Figueroa Street, Los Angeles, California on Monday, August 30, 1999, at 11:00 a.m.
X local time, and at any adjournments thereof, in the manner directed on this proxy on the matter of the adoption of the merger agreement among ARCO, BP
Y Amoco, and a U.S. subsidiary of BP Amoco, and in their discretion on all other matters properly coming be fore the special meeting.



Proposal 1: Adoption of the Agreement and Plan of  COMMENTS OR CHANGE OF ADDRESS
            Merger, dated as of March 31, 1999, as
            amended as of July 12, 1999, among BP   ----------------------------
            Amoco p.l.c., an English public limited ----------------------------
            company, Atlantic Richfield Company, a  ----------------------------
            Delaware corporation, and Prairie       ----------------------------
            Holdings, Inc., a Delaware corporation      (If you have written
            and wholly-owned subsidiary of BP Amoco.    in the above space,
                                                        please mark the
                                                        corresponding box on
                                                        the reverse side of
                                                        this card.)

You are encouraged to specify your choices by marking the appropriate boxes, See Reverse Side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendation. This Proxy cannot be voted unless you sign and return it.

SEE REVERSE SIDE
--------------------------------------------------------------------------------
Please carefully detach here and return this proxy in the enclosed envelope

/X/ Please mark
    your votes as
    in this example.

     This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposal 1.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.                                SPECIAL ACTION
                                                                               Comments or change of address on reverse side. / /

1.   Adoption of the merger agreement among ARCO, FOR  AGAINST  ABSTAIN        Receive future mailings via electronic mail.   / /
     BP Amoco and a subsidiary of BP Amoco (see   / /     / /     / /
     reverse).                                                                 Will attend special meeting.                   / /


SIGNATURE(S)                                            DATE
            ------------------------------------------         ----------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
 Please carefully detach here and return this proxy in the enclosed envelope


[GRAPHIC]


Dear Stockholder:

A special meeting of stockholders of Atlantic Richfield Company will be held on August 30, 1999 to vote on the proposed adoption of the merger agreement among ARCO, BP Amoco and a U.S. subsidiary of BP Amoco. We urge you to promptly complete, sign, date and return the proxy card in the envelope provided OR take advantage of new and convenient ways by which you can vote your shares either by telephone or via the Internet. This eliminates the need to return the proxy card.

To vote shares by telephone or via the Internet, you must have your proxy card and social security number available. The series of numbers that appear on the top of your proxy card must be used to access the system.

1. To vote by telephone: On a touch-tone telephone call 1-877-779-8683 toll free from the US and Canada.

2. To vote via the Internet: Access the World Wide Web site http://www.eproxyvote.com/arc.

Voting by telephone or via the Internet is available 24 hours a day, 7 days a week.

Your vote by telephone or via the Internet authorizes the named proxies in the same manner as if you completed, signed, dated and mailed the proxy card.

If you choose to vote your shares by telephone or via the Internet, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

[GRAPHIC]
                           ATLANTIC RICHFIELD COMPANY
                 $2.80 CUMULATIVE CONVERTIBLE PREFERENCE STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             THE COMPANY FOR THE SPECIAL MEETING ON AUGUST 30, 1999

P The undersigned hereby constitutes and appoints Allan L. Comstock, Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and
R proxies with full power of substitution in each to represent the undersigned at the special meeting of stockholders of ATLANTIC RICHFIELD
O COMPANY to be held at the Los Angeles Marriott Downtown, 333 South Figueroa Street, Los Angeles, California on Monday, August 30, 1999, at 11:00 a.m.
X local time, and at any adjournments thereof, in the manner directed on this proxy on the matter of the adoption of the merger agreement among ARCO, BP
Y Amoco, and a U.S. subsidiary of BP Amoco, and in their discretion on all other matters properly coming be fore the special meeting.



Proposal 1: Adoption of the Agreement and Plan of  COMMENTS OR CHANGE OF ADDRESS
            Merger, dated as of March 31, 1999, as
            amended as of July 12, 1999, among BP   ----------------------------
            Amoco p.l.c., an English public limited ----------------------------
            company, Atlantic Richfield Company, a  ----------------------------
            Delaware corporation, and Prairie       ----------------------------
            Holdings, Inc., a Delaware corporation      (If you have written
            and wholly-owned subsidiary of BP Amoco.    in the above space,
                                                        please mark the
                                                        corresponding box on
                                                        the reverse side of
                                                        this card.)

You are encouraged to specify your choices by marking the appropriate boxes, See Reverse Side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendation. This Proxy cannot be voted unless you sign and return it.

SEE REVERSE SIDE
--------------------------------------------------------------------------------
Please carefully detach here and return this proxy in the enclosed envelope

/X/ Please mark
    your votes as
    in this example.

     This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposal 1.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.                                SPECIAL ACTION
                                                                               Comments or change of address on reverse side. / /

1.   Adoption of the merger agreement among ARCO, FOR  AGAINST  ABSTAIN        Receive future mailings via electronic mail.   / /
     BP Amoco and a subsidiary of BP Amoco (see   / /     / /     / /
     reverse).                                                                 Will attend special meeting.                   / /

SIGNATURE(S)                                            DATE
            ------------------------------------------         ----------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------
 Please carefully detach here and return this proxy in the enclosed envelope


[GRAPHIC]


Dear Stockholder:

A special meeting of stockholders of Atlantic Richfield Company will be held on August 30, 1999 to vote on the proposed adoption of the merger agreement among ARCO, BP Amoco and a U.S. subsidiary of BP Amoco. We urge you to promptly complete, sign, date and return the proxy card in the envelope provided OR take advantage of new and convenient ways by which you can vote your shares either by telephone or via the Internet. This eliminates the need to return the proxy card.

To vote shares by telephone or via the Internet, you must have your proxy card and social security number available. The series of numbers that appear on the top of your proxy card must be used to access the system.

1. To vote by telephone: On a touch-tone telephone call 1-877-779-8683 toll free from the US and Canada.

2. To vote via the Internet: Access the World Wide Web site http://www.eproxyvote.com/arc.

Voting by telephone or via the Internet is available 24 hours a day, 7 days a week.

Your vote by telephone or via the Internet authorizes the named proxies in the same manner as if you completed, signed, dated and mailed the proxy card. If you choose to vote your shares by telephone or via the Internet, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.